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[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS PACE(SM)

GOING THE DISTANCE TO MEET YOUR FINANCIAL NEEDS

SEMIANNUAL REPORT

JANUARY 31, 2003

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UBS PACE Select Advisors Trust

Table of Contents

       Introduction                                                              1

       UBS PACE Money Market Investments                                         2

       UBS PACE Government Securities Fixed Income Investments                   5

       UBS PACE Intermediate Fixed Income Investments                            8

       UBS PACE Strategic Fixed Income Investments                              11

       UBS PACE Municipal Fixed Income Investments                              14

       UBS PACE Global Fixed Income Investments                                 17

       UBS PACE Large Co Value Equity Investments                               21

       UBS PACE Large Co Growth Equity Investments                              25

       UBS PACE Small/Medium Co Value Equity Investments                        30

       UBS PACE Small/Medium Co Growth Equity Investments                       34

       UBS PACE International Equity Investments                                37

       UBS PACE International Emerging Markets Equity Investments               40

       Financial Statements                                                     44

       UBS PACE SELECT ADVISORS TRUST OFFERS FIVE CLASSES OF SHARES REPRESENTING INTERESTS IN TWELVE SEPARATE PORTFOLIOS. (UBS PACE MONEY MARKET INVESTMENTS OFFERS ONLY ONE SHARE CLASS.) DIFFERENT CLASSES OF SHARES AND/OR PORTFOLIOS ARE OFFERED BY SEPARATE PROSPECTUSES.

       FOR MORE INFORMATION ON A PORTFOLIO OR CLASS OF SHARES, CONTACT YOUR FINANCIAL ADVISOR. HE OR SHE CAN SEND YOU A CURRENT PROSPECTUS RELATING TO A PORTFOLIO OR CLASS OF SHARES, WHICH INCLUDES A DISCUSSION OF INVESTMENT RISKS, SALES CHARGES, EXPENSES AND OTHER MATTERS OF INTEREST. PLEASE READ THE PROSPECTUS RELATED TO THE PORTFOLIO OR CLASS OF SHARES YOU ARE INTERESTED IN CAREFULLY BEFORE YOU INVEST.

                                        i
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                                                                  March 20, 2003

UBS PACE Select Advisors Trust

Introduction


Dear UBS PACE(SM) Shareholder,

We present you with the semiannual report for the UBS PACE Portfolios, comprising the UBS PACE Select Advisors Trust.

This report includes summaries of the performance of each UBS PACE Portfolio and commentaries from the individual investment advisors regarding the events of the six months ended January 31, 2003. Please note that the opinions of the advisors do not necessarily represent those of UBS Global Asset Management (US) Inc.

The downward trend in the global equity markets continued during the reporting period as stocks in both the U.S. and abroad declined. There were any number of factors contributing to the market's poor performance, including uneven economic growth, weak corporate profits, ongoing threats of terrorism, continued turmoil in the Middle East, saber rattling in North Korea, and the specter of a war in Iraq. While the markets rallied sharply in October and November, it was not enough to erase the markets' losses in September, December, and January.

Conversely, the very factors that contributed to the weakness in the equity markets aided global fixed income markets during the six-month period. Falling interest rates and increased demand from investors seeking safer havens led to gains in most sectors of the fixed income market.

Looking ahead, it's entirely possible that the volatility surrounding the financial markets will continue. While there are a number of positives on the economic front, the uncertain geopolitical environment will likely deter business spending and adversely affect consumer confidence. Until the factors casting a cloud over the markets lift, we expect to see stock prices move in fits and starts, while the bond markets may continue to be viewed as a port in the storm. Based on this assessment, we believe the importance of working with a professional investment advisor cannot be overstated. He or she can provide valuable guidance during difficult periods and help you remain focused on your long-term investment goals. To that end, the UBS PACE Portfolios can be a key component of your investment strategy, as they offer a diversified choice of actively managed investments that may better position you to take advantage of market opportunities as they arise.

As always, we appreciate the opportunity to help you achieve your financial goals. If you have any questions about the UBS PACE Program or about UBS PACE Select Advisors Trust, please contact your financial advisor.


Sincerely,


/s/ Brian M. Storms                             /s/ Bruce A. Bursey


Brian M. Storms                                 Bruce A. Bursey
PRESIDENT                                       EXECUTIVE VICE PRESIDENT
UBS PACE Select Advisors Trust                  Investment Consulting Services
PRESIDENT AND CHIEF EXECUTIVE OFFICER           UBS PaineWebber Inc.
UBS Global Asset Management (US) Inc.


This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2003. The views expressed in the Advisor's Comments sections are as of the end of the reporting period and are those of the investment advisors. These views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security, market sector, or the markets generally or any Portfolio. The Portfolios are actively managed and their composition will differ over time; any specific securities discussed may or may not be current or future holdings of a Portfolio. We encourage you to consult your financial advisor regarding your personal investment program.

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UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

PERFORMANCE

During the six months ended January 31, 2003, the Portfolio returned 0.61% (before the deduction of the UBS PACE program fee; after the deduction of the fee, the Portfolio generated a decline of 0.15%) versus the 90-Day U.S. T-Bill Index and the Lipper Money Market Funds Median, which returned 0.78% and 0.47%, respectively. (Returns over various time periods are shown in the table on page
3. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

MARKET REVIEW

At the start of the reporting period, economic growth took a step backward as second quarter gross domestic product (GDP) came in at 1.3%, following a 5.0% increase during the first quarter of 2002. Ongoing threats of terrorism, turmoil in the Middle East, anemic corporate spending and waning consumer confidence all took their toll. Although the news improved somewhat during the third quarter of 2002--with GDP rising 4.0%--the fourth quarter number, at 1.4%, showed another slowdown in growth.

In November 2002, the Federal Reserve Board (the "Fed") acknowledged that the economy had hit a "soft spot." After holding interest rates steady during the first ten months of 2002, the Fed moved in early November to lower the federal funds rate a half of a percentage point to 1.25%, a 41-year low.

ADVISOR'S COMMENTS

During the six-month period, the yields available through money market instruments were extremely low. In this environment, the Portfolio utilized a "barbell" strategy, whereby we purchased securities at both ends of the maturity spectrum. The Portfolio's longer-term securities--with maturities up to one year in duration--were used to lock in higher yields as interest rates fell. At the same time, our shorter-term securities--typically less than a month in duration--provided liquidity.

With the combination of an uncertain economy, a proliferation of corporate accounting scandals, and high-profile bankruptcies, the credit markets were extremely volatile during the period. Therefore, we emphasized Treasury and Agency securities that offered the highest credit quality and liquidity. As a result, we were able to avoid the problems that plagued the corporate credit markets.

Looking ahead, we are skeptical concerning the strength of an economic recovery. In December 2002, manufacturing activity increased, although the holiday shopping season was weak and unemployment remained high. In early January 2003, President Bush proposed an economic stimulus package with a wide range of tax cuts. However, it is just that--a proposal. In addition, the geopolitical "cloud" hanging over the economy casts a wide shadow and presents an added challenge to economic recovery.

With regard to the Portfolio's investment strategy, credit quality and liquidity will continue to be paramount, and, as a result, we expect to continue to allocate a large portion of the Portfolio to carefully selected Treasuries and Agencies. We also anticipate maintaining the use of a barbell strategy.

  UBS PACE SELECT ADVISORS TRUST - UBS PACE MONEY MARKET INVESTMENTS

  INVESTMENT ADVISOR:
  UBS Global Asset Management (US) Inc.

  PORTFOLIO MANAGER:
  Susan P. Ryan

  OBJECTIVE:
  Current income consistent with preservation of capital and liquidity.

  INVESTMENT PROCESS:
  The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

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PERFORMANCE AT A GLANCE

                                                                                                              SINCE
                                                                                                            INCEPTION^
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/03                6 MONTHS       1 YEAR       5 YEARS       8/24/95
----------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments without UBS PACE program fee*      0.61%         1.40%        4.22%         4.54%
----------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments with UBS PACE program fee*        -0.15         -0.11         2.67          2.99
----------------------------------------------------------------------------------------------------------------------
90-day U.S. T-Bill Index**                                           0.78          1.66         4.23          4.58
----------------------------------------------------------------------------------------------------------------------
Lipper Money Market Funds Median                                     0.47          1.06         3.95          4.32
----------------------------------------------------------------------------------------------------------------------

For UBS PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2003 was 0.80% without the UBS PACE program fee. With the maximum UBS PACE program fee, the 7-day current yield was -0.70%. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

^ Inception returns for the Index and Lipper Median are as of the nearest month-end of the Fund's inception: August 31, 1995.

* The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.

** 90-Day U.S. T-Bills are promissory notes issued by the U.S. Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of less than one year are cumulative.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

AN INVESTMENT IN UBS PACE MONEY MARKET INVESTMENTS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

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UBS PACE MONEY MARKET INVESTMENTS - PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                    1/31/03
-------------------------------------------------------------------------------------------
Net Assets (mm)                                                                  $    126.6
Number of issuers (excl. Gov'ts.)                                                        35
Weighted Average Maturity                                                           61 days
-------------------------------------------------------------------------------------------

PORTFOLIO COMPOSITION*                                                              1/31/03
-------------------------------------------------------------------------------------------
Commercial Paper                                                                       44.4%
U.S. Government and Agency Obligations                                                 38.0
Short-term Corporate Obligations                                                        7.9
Certificates of Deposit                                                                 6.7
Money Market Funds                                                                      6.2
Liabilities in Excess of Other Assets                                                  (3.2)
-------------------------------------------------------------------------------------------
Total                                                                                 100.0%
-------------------------------------------------------------------------------------------

TOP 10 HOLDINGS (EXCLUDING U.S. GOVERNMENT AND AGENCY OBLIGATIONS)*                 1/31/03
-------------------------------------------------------------------------------------------
Pfizer                                                                                  3.6%
Aim Liquid Assets Portfolio                                                             3.3
HBOS Treasury Services                                                                  3.2
Dexia Delaware                                                                          3.2
K2 (USA)                                                                                3.2
Asset Securitization Cooperative                                                        3.2
Scudder Institutional Fund                                                              2.6
General Electric Capital                                                                2.4
Sun Trust Bank                                                                          2.4
Morgan Stanley                                                                          2.4
-------------------------------------------------------------------------------------------
Total                                                                                  29.5%
-------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2003. The portfolio is actively managed and its composition will vary over time.

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UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments


PERFORMANCE

During the six months ended January 31, 2003, the Portfolio's Class P shares returned 1.73% (before the deduction of the maximum UBS PACE program fee; 0.96% after the deduction of the fee), versus the Lehman Brothers Mortgage-Backed Securities Index return of 3.13%, and the 3.59% return of the Lipper Intermediate U.S. Government Funds Median. (Returns for all share classes over various time periods are shown in the table on page 6. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Interest rates edged lower toward the end of the reporting period, as investor uncertainty caused by the escalating threat of war in Iraq, nuclear buildup in North Korea and mixed corporate news chipped away at the strength of the economy. However, the steepness that characterized the yield curve remained, with the 30-year Treasury yielding some three percentage points more than its 2-year counterpart.

In the first half of the reporting period, mortgages did not keep pace with the powerful rally in the Treasury market. Corporate securities also lagged as a stream of bankruptcies and credit-rating downgrades among high-profile companies further alienated investors already bruised by accounting scandals. During the second half of the period, mortgage-backed securities (MBS) did well as strong demand from overseas and financial institutions helped sustain premium prices and pushed yields on MBS toward historic lows.

ADVISOR'S COMMENTS

The Portfolio's position in National Century Financial Enterprises asset-backed bonds hurt performance--the result of uncertainty generated by the company's bankruptcy filing. We no longer hold the position. An underweight in GNMAs also negatively affected performance as they outperformed their conventional counterparts. Conversely, the Portfolio's longer duration versus the benchmark enhanced results as interest rates fell during the period. An overweight in 15-year FNMA pass-throughs was also positive for performance, as investors seemed to prefer the relatively stable cash flows offered by these securities.

Going forward, we believe the global economy, and hence the bond market, are in a transition phase. In the U.S., we believe monetary and fiscal stimulus should reduce deflation risk and sustain moderate growth of about 3% over the next year. We expect that inflation will remain mild and interest rates will be range-bound near current levels. Over the longer term, we believe accommodative fiscal policies will likely shift the global economy toward reflation. We believe that given the commitments to avoid deflation, risks in the mortgage market are asymmetric and biased toward extension risk. Prepayment risk is already reflected in market prices. If rates rise, MBS prices will decline along with any bond; however, we believe MBS prices will decline more than non-callable bonds, such as Treasuries, because higher rates will slow the pace of prepayments on underlying mortgage loans.

Therefore, we intend to position the Portfolio more defensively, focusing on higher coupons that are less vulnerable to extension risk. In the collateralized mortgage obligations (CMO) sector, we expect to avoid short-maturity bonds backed by newer collateral. These bonds have seen heavy demand and are, in our opinion, priced too richly. We also intend to avoid intermediate CMOs given their poor liquidity. In the adjustable rate mortgages (ARMs) sector, we expect to favor high-coupon hybrids that have cheapened due to rapid prepayments.

  UBS PACE SELECT ADVISORS TRUST - UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

  INVESTMENT ADVISOR:
  Pacific Investment Management Company LLC ("PIMCO")

  PORTFOLIO MANAGER:
  Pasi Hamalainen

  OBJECTIVE:
  Current income.

  INVESTMENT PROCESS:
  The Portfolio invests primarily in mortgage-backed securities along with U.S. government and agency securities of varying maturities. The Portfolio also invests, to a lesser extent, in investment-grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio's dollar-weighted average duration normally ranges between one and seven years. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other similar securities.

PERFORMANCE AT A GLANCE

                                                                                                                  SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/03                            6 MONTHS    1 YEAR    5 YEARS    INCEPTION^
--------------------------------------------------------------------------------------------------------------------------
Before deducting                         Class A*                                1.69%       6.22%      N/A        6.92%
maximum sales charge                     Class B**                               1.21        5.38       N/A        7.00
or UBS PACE program fee                  Class C***                              1.34        5.66       N/A        7.71
                                         Class Y****                             1.86        6.52       N/A        7.26
                                         Class P*****                            1.73        6.45      6.93%       7.24
--------------------------------------------------------------------------------------------------------------------------
After deducting                          Class A*                               -2.91        1.47       N/A        4.47
maximum sales charge                     Class B**                              -3.77        0.38       N/A        5.68
or UBS PACE program fee                  Class C***                             -0.39        3.86       N/A        7.23
                                         Class P*****                            0.96        4.86      5.34        5.65
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Mortgage-Backed Securities Index                                 3.13        8.01      7.19        7.57
--------------------------------------------------------------------------------------------------------------------------
Lipper Intermediate U.S. Government Funds Median                                 3.59        8.18      6.41        6.56
--------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 1.98%; since inception, 4.55%; Class B--1-year period, 0.93%; since inception, 5.83%; Class C--1-year period, 4.40%; since inception, 7.43%; Class Y--1-year period, 7.07%; since inception, 7.45%; Class P--1-year period, 5.42%; 5-year period, 5.47%; since inception, 5.70%.

^ Inception: Since commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Mortgage-Backed Securities Index covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages are included, but Graduated Equity Mortgages are not. The average-weighted life is approximately eight years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of less than one year are cumulative.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS - PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                    1/31/03
-------------------------------------------------------------------------------------------
Weighted Average Duration                                                          1.63 yrs
Weighted Average Maturity                                                          5.32 yrs
Average Coupon                                                                         3.92%
Average Quality                                                                         AAA
Net Assets (mm)                                                                  $    505.9
Number of Securities                                                                    193
Bonds                                                                                 111.2%
Cash Equivalents and Liabilities in Excess of Other Assets                            (11.2)%
-------------------------------------------------------------------------------------------

ASSET ALLOCATION*                                                                   1/31/03
-------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Throughs                                          81.6%
Collateralized Mortgage Obligations (PAC/TAC)                                          14.7
U.S. Government Securities                                                             11.9
Asset-Backed Securities                                                                 2.4
Stripped Mortgage-Backed Securities                                                     0.6
Cash Equivalents and Liabilities in Excess of Other Assets                            (11.2)
-------------------------------------------------------------------------------------------
Total                                                                                 100.0%
-------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments


PERFORMANCE

During the six months ended January 31, 2003, the Portfolio's Class P shares returned 4.92% (before the deduction of the maximum UBS PACE program fee; 4.14% after the deduction of the fee), versus the Lehman Brothers Intermediate Government/Credit Index return of 5.05% and the 3.65% return of the Lipper Short-Intermediate Investment Grade Debt Funds Median. (Returns for all share classes over various time periods are shown in the table on page 9. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Events over the review period brought the realities of a post-bubble economy into sharp focus. A global slide in equities during the first two months of the period caused risk premiums to rise to record highs. The Federal Reserve Board (the "Fed") moved to reduce the federal funds rate a half of a percentage point at its November 2002 meeting to 1.25%, a 41-year low. The Fed cited the existence of greater economic uncertainty and geopolitical risks that were "inhibiting spending, production, and employment" as the reason for the move. These concerns were further reflected in the bond market, most notably Treasuries, which witnessed considerable volatility during the second half of the period.

ADVISOR'S COMMENTS

Throughout the period, the Portfolio was positioned in anticipation of a flattening yield curve--that is, we expected the difference between yields of short- and long-term bonds to shrink. However, with greater uncertainty surrounding the macro environment, concerns about volatility sparked continued interest in two-year Treasuries, which rallied over the period. Although our yield curve positioning detracted from results, we are maintaining our flattening bias as the yield curve continues to be steep on a historical basis.

The corporate sector experienced record levels of volatility during the period. The Portfolio increased its exposure to corporate securities during the first half of the period, but this allocation was recently pared back to lock in gains. For example, the Portfolio benefited from exposure to certain corporations that were troubled over the past year, such as Qwest Communications (0.6%),* when their prices appreciated considerably in the October/November equity rally. The Portfolio also benefited from strong issue selection and an underweight in industrials.

The Portfolio slightly reduced its exposure to asset-backed securities (ABS) during the period, with a bias towards autos and credit cards. Although the overall ABS sector underperformed Treasuries during this time, autos and credit cards were among the strongest sub-sectors within the ABS market. In addition, we had little exposure to manufactured housing and the home equity sectors, which were relative underperformers.

Agency spreads tightened during most of the period. Relative to the benchmark, which is comprised entirely of Treasury, agency, and corporate securities, the Portfolio was significantly underweight in agencies and thus did not fully participate in the rally. The Portfolio is maintaining its underweight allocation to the sector, as we do not believe agencies offer the potential to produce significant incremental yield given their current levels.

  UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERMEDIATE FIXED INCOME
  INVESTMENTS

  INVESTMENT ADVISOR:
  BlackRock Financial Management, Inc.

  PORTFOLIO MANAGERS:
  Team

  OBJECTIVE:
  Current income, consistent with reasonable stability of principal.

  INVESTMENT PROCESS:
  BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to maintain the Portfolio's duration relative to the Lehman Brothers Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, sub-sector and security.

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

Despite record refinancings, mortgages performed well during the period due largely to banks reaching for additional yield. Much of this came about as a result of geopolitical concerns, an unexpectedly aggressive Fed, and the fact that banks were forced to add assets to their balance sheets in the face of weaker commercial and industrial loan demand. This boosted performance, especially relative to the Portfolio's benchmark index, which has no mortgage exposure.

Looking ahead, we anticipate modest economic growth. We have positioned the Portfolio with a slightly shorter duration than the benchmark, and we intend to maintain a yield curve-flattening bias. We believe that heightened geopolitical concerns and mixed economic data will keep the Fed on hold. We favor lower-coupon mortgage-backed securities, and we believe that collateralized mortgage-backed securities will continue to perform well.

PERFORMANCE AT A GLANCE

                                                                                                                         SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/03                           6 MONTHS        1 YEAR      5 YEARS      INCEPTION^
---------------------------------------------------------------------------------------------------------------------------------
Before deducting                         Class A*                                4.78%         -0.70%        N/A          2.45%
maximum sales charge                     Class B**                               4.26          -1.48         N/A          2.54
or UBS PACE program fee                  Class C***                              4.49          -1.13         N/A          3.25
                                         Class Y****                             4.92          -0.43         N/A          2.77
                                         Class P*****                            4.92          -0.42        4.37%         5.08
---------------------------------------------------------------------------------------------------------------------------------
After deducting                          Class A*                                0.11          -5.15         N/A          0.13
maximum sales charge                     Class B**                              -0.74          -6.21         N/A          1.23
or UBS PACE program fee                  Class C***                              2.73          -2.80         N/A          2.78
                                         Class P*****                            4.14          -1.91        2.82          3.51
---------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Credit Index                             5.05           9.26        7.20          7.23
---------------------------------------------------------------------------------------------------------------------------------
Lipper Short-Intermediate Investment Grade Debt Funds Median                     3.65           6.72        5.91          6.16
---------------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -4.76%; since inception, 0.22%; Class B--1-year period, -5.75%; since inception, 1.43%; Class C--1-year period, -2.41%; since inception, 2.99%; Class Y--1-year period, -0.02; since inception, 2.97%; Class P--1-year period, -1.51%; 5-year period, 3.11%; since inception, 3.59%.

^ Inception: Since commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Intermediate Government/Credit Index is a subset of the Lehman Government/Credit Index covering all investment grade issues with maturities between one and 10 years. The average-weighted maturity is typically between four and five years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of less than one year are cumulative.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS - PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                    1/31/03
-------------------------------------------------------------------------------------------
Weighted Average Duration                                                          3.37 yrs
Weighted Average Maturity                                                          4.89 yrs
Average Coupon                                                                         5.43%
Net Assets (mm)                                                                  $    332.9
Number of Securities                                                                    137
Bonds                                                                                 103.4%
Cash Equivalents and Liabilities in Excess of Other Assets                             (3.4)%
-------------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                            1/31/03
-------------------------------------------------------------------------------------------
AAA                                                                                    71.6%
AA                                                                                      7.5
A                                                                                      10.6
BBB and Below                                                                          13.7
Cash Equivalents and Liabilities in Excess of Other Assets                             (3.4)
-------------------------------------------------------------------------------------------
Total                                                                                 100.0%
-------------------------------------------------------------------------------------------

ASSET ALLOCATION*                                                                   1/31/03
-------------------------------------------------------------------------------------------
Corporate Securities                                                                   38.3%
U.S. Government & Agency Securities                                                    28.5
Mortgage-Backed Securities                                                             24.0
Asset-Backed Securities                                                                12.1
International Government Securities                                                     0.5
Cash Equivalents and Liabilities in Excess of Other Assets                             (3.4)
-------------------------------------------------------------------------------------------
Total                                                                                 100.0%
-------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments


PERFORMANCE

During the six months ended January 31, 2003, the Portfolio's Class P shares returned 6.32% (before the deduction of the UBS PACE program fee; 5.52% after the deduction of the fee). This compared to the 6.24% return of the Lehman Brothers Government/Credit Index and 4.93% return of the Lipper Intermediate Investment Grade Debt Funds Median. (Returns for all share classes over various time periods are shown in the table on page 12. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

As the period began, corporate malfeasance and geopolitical turmoil drove investors to invest in "safe havens"-- especially Treasuries. However, investors' risk appetites revived in the second half of the period, in part due to the Federal Reserve Board's (the "Fed") move to reduce the federal funds rate and better-than-anticipated corporate earnings reports. The period closed on a low note, however, when daily news on the pending U.S. war with Iraq negatively impacted financial market behavior, and both the equity and government bond markets declined.

ADVISOR'S COMMENTS

In terms of the Portfolio, an emphasis on mortgages helped returns as market volatility declined and yield premiums relative to Treasuries narrowed. Developed non-U.S. bonds performed well, with euro-zone issues faring the best. Our exposure to emerging market bonds also enhanced results, bouncing back strongly amid lower global risk aversion and Brazil's recovery. The Portfolio's currency exposure to the euro was beneficial as increased global risk tolerance dimmed the allure of U.S. dollar assets as a safe haven. On the other hand, a shorter duration versus the benchmark was negative for relative returns as interest rates fell during the period. Our move to overweight shorter- and longer-term maturities was premature and detracted from the Portfolio's return when intermediates rallied near the end of the reporting period. A corporate underweight also detracted from performance as credit-sensitive assets outperformed. However, good security selection of telecom bonds added to returns during the period's short-lived rally.

With the global economy in transition, we intend to seek to add value by protecting the Portfolio, to the extent possible, against both deflation and reflation. We will target the Portfolio's duration neutral to or slightly below the benchmark for U.S. assets in order to guard against higher U.S. interest rates over the long term. We anticipate holding non-U.S. bonds near- or slightly above-benchmark levels because of exposure to Europe, where we believe weaker growth will cause rates to fall toward or below U.S. levels. Yield curve exposure will focus on short and long maturities since the middle of the curve will most likely bear the brunt of rate increases. Longer maturities would outperform and help returns if deflation took hold.

We expect that our sector strategies will enhance yield and assume a conservative credit stance. We intend to reduce our mortgage overweight to offset duration extension risk. However, we will exploit mortgages' attractive risk-adjusted yields via a focus on higher coupon issues that we believe will fare relatively well if rates rise. We also intend to underweight corporates because the risk/reward trade-off is unappealing for many issues; however, we will seek to add value by selecting corporates that have attractive yield premiums and solid fundamentals. High-quality emerging market bonds are another source of incremental yield and should perform well as growth in the United States bolsters global economic fundamentals.

  UBS PACE SELECT ADVISORS TRUST - UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

  INVESTMENT ADVISOR:
  Pacific Investment Management Company LLC ("PIMCO")

  PORTFOLIO MANAGER:
  William C. Powers

  OBJECTIVE:
  Total return consisting of income and capital appreciation.

  INVESTMENT PROCESS:
  The Portfolio invests primarily in investment-grade bonds of governmental and private issuers in the United States and foreign countries. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) normally ranges between three and eight years. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

PERFORMANCE AT A GLANCE

                                                                                                                         SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/03                           6 MONTHS        1 YEAR      5 YEARS      INCEPTION^
---------------------------------------------------------------------------------------------------------------------------------
Before deducting                         Class A*                                6.15%          8.74%        N/A          9.30%
maximum sales charge                     Class B**                               5.83           7.93         N/A          8.03
or UBS PACE program fee                  Class C***                              5.88           8.18         N/A          9.02
                                         Class Y****                             6.26           8.96         N/A          8.65
                                         Class P*****                            6.32           9.07        6.76%         7.94
---------------------------------------------------------------------------------------------------------------------------------
After deducting                          Class A*                                1.38           3.84         N/A          6.97
maximum sales charge                     Class B**                               0.83           2.93         N/A          6.63
or UBS PACE program fee                  Class C***                              4.10           6.38         N/A          8.49
                                         Class P*****                            5.52           7.45        5.17          6.33
---------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index                                          6.24          10.22        7.31          7.62
---------------------------------------------------------------------------------------------------------------------------------
Lipper Intermediate Investment Grade Debt Funds Median                           4.93           7.98        6.22          6.53
---------------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 4.85%; since inception, 7.05%; Class B--1-year period, 3.95%; since inception, 6.24%; Class C--1-year period, 7.38%; since inception, 8.66%; Class Y--1-year period, 10.00%; since inception, 8.81%; Class P--1-year period, 8.47%; 5-year period, 5.39%; since inception, 6.36%.

^ Inception: Since commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Government/Credit Index is composed of all investment-grade bonds that have at least one year to maturity. The index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of less than one year are cumulative.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS - PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                    1/31/03
-------------------------------------------------------------------------------------------
Weighted Average Duration                                                          5.21 yrs
Weighted Average Maturity                                                         12.11 yrs
Average Coupon                                                                         3.91%
Net Assets (mm)                                                                  $    310.6
Bonds                                                                                 102.2%
Cash Equivalents and Liabilities in Excess of Other Assets                             (2.2)%
-------------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                            1/31/03
-------------------------------------------------------------------------------------------
U.S. Government and Agency Securities                                                  61.7%
AAA                                                                                    16.8
AA                                                                                      1.7
A                                                                                       4.3
BBB                                                                                    10.8
BB                                                                                      3.2
B                                                                                       1.4
Below B/Non-rated                                                                       2.3
Cash Equivalents and Liabilities in Excess of Other Assets                             (2.2)
-------------------------------------------------------------------------------------------
Total                                                                                 100.0%
-------------------------------------------------------------------------------------------

SECTOR ALLOCATION*                                                                  1/31/03
-------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations                                                    35.2%
U.S. Government Securities                                                             25.3
Corporate Securities                                                                   19.6
Mortgage Pass-Throughs                                                                 13.5
International Government Obligations                                                    5.6
Asset-Backed Securities                                                                 3.0
Cash Equivalents and Liabilities in Excess of Other Assets                             (2.2)
-------------------------------------------------------------------------------------------
Total                                                                                 100.0%
-------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments


PERFORMANCE

For the six months ended January 31, 2003, the Portfolio's Class P shares returned 2.36% (before the deduction of the UBS PACE program fee; 1.59% after the deduction of the fee), compared to 3.41% for the Lehman Brothers Municipal Five-Year Index and 2.37% for the Lipper Intermediate Municipal Debt Funds Median. (Returns for all share classes over various time periods are shown in the table on page 15. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

As the period began, corporate malfeasance and geopolitical turmoil drove investors to invest in "safe haven" investments--especially Treasuries. However, investors' risk appetites revived in the second half of the period, in part due to the Federal Reserve Board's (the "Fed") move to reduce the federal funds rate, as well as better-than-anticipated corporate earnings reports. The period closed on a low note, however, when daily news on the pending U.S. war with Iraq negatively impacted financial market behavior, and both the equity and government bond markets declined.

ADVISOR'S COMMENTS

The Portfolio's benchmark consists entirely of securities in the five-year maturity range, which was the top-performing area over the period. In contrast, the Portfolio strategically diversifies its yield curve risk with broad exposure across the intermediate maturity spectrum. Diversification outside of five-year maturity securities accounted for virtually all of the Portfolio's relative underperformance.

During the reporting period, the Portfolio concentrated its shorter-maturity securities in generally higher-coupon, callable bonds. As short-term bonds rallied, call options restrained prices for bonds at the portion of the curve that declined the most in yield. This compounded the negative effect on the Portfolio's returns. However, during the October/November sell-off, these bonds held their value and were sold to buy non-callable bonds that had cheapened significantly. We believe the premium yield and defensive behavior of these bonds will be beneficial for the Portfolio should interest rates rise and/or we experience a more normal yield curve.

The Portfolio was rewarded for its high-quality bias as uncertainty grew surrounding the geopolitical and economic environment. The Portfolio's strategic overweight in revenue bonds and underweight to general obligation bonds were also positives versus the benchmark. General obligation prices weakened on news of rising state budget deficits and continued economic weakness. For the period, an overweight to the housing sector was a negative relative to the benchmark, though the sector proved its defensiveness during the October/November sell-off.

The Portfolio's tactical underweights to California, New York, and Puerto Rico were a definite plus. Heavy new issue supply, coupled with weaker fundamentals, weighed heavily on prices of bonds in those areas. Late in the reporting period we took advantage of the historically attractive California and New York City yield spreads, and expect to continue to add opportunistically to these positions.

Looking ahead, we will look to take advantage of expected yield curve credit spread anomalies to lock in relative price appreciation and to capture excess yield. In particular, we intend to add high quality tax-backed and other issuers when yield spreads are wider than what we believe their fundamentals warrant. We intend to remain steadfast to our high quality bias, and we intend to continue to broadly diversify the Portfolio across sectors and the yield curve, with a relatively neutral duration stance. Collectively, we feel this will help temper risk in the context of economic and geopolitical uncertainty, as well as market volatility.

  UBS PACE SELECT ADVISORS TRUST - UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

  INVESTMENT ADVISOR:
  Standish Mellon Asset Management Company LLC ("Standish Mellon")

  PORTFOLIO MANAGER:
  Christine L. Todd

  OBJECTIVE:
  High current income exempt from Federal income tax.

  INVESTMENT PROCESS:
  In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

PERFORMANCE AT A GLANCE

                                                                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/03                            6 MONTHS        1 YEAR     5 YEARS     INCEPTION^
--------------------------------------------------------------------------------------------------------------------------------
Before deducting                         Class A*                                2.25%          5.89%        N/A         5.34%
maximum sales charge                     Class B**                               1.86           5.10         N/A         4.67
or UBS PACE program fee                  Class C***                              1.98           5.34         N/A         5.76
                                         Class Y****                             2.45           6.23         N/A         5.74
                                         Class P*****                            2.36           6.13        4.59%        5.45
--------------------------------------------------------------------------------------------------------------------------------
After deducting                          Class A*                               -2.36           1.12         N/A         2.95
maximum sales charge                     Class B**                              -3.14           0.10         N/A         2.67
or UBS PACE program fee                  Class C***                              0.20           3.52         N/A         5.28
                                         Class P*****                            1.59           4.55        3.03         3.88
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Five-Year Index                                        3.41           7.72        5.76         5.75
--------------------------------------------------------------------------------------------------------------------------------
Lipper Intermediate Municipal Debt Funds Median                                  2.37           6.45        4.86         5.44
--------------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 2.73%; since inception, 3.21%; Class B--1-year period, 1.74%; since inception, 2.97%; Class C--1-year period, 5.13%; since inception, 5.66%; Class Y--1-year period, 7.71%; since inception, 6.10%; Class P--1-year period, 6.18%; 5-year period, 3.21%; since inception, 3.98%.

^ Inception: Since commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class:
      August 31, 1995.

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Lehman Brothers Municipal Five-Year Index is a total return performance benchmark for the tax-exempt bond market. The index is a sub-index of the Lehman Brothers Municipal Bond Index and includes all issues rated Aa/AA or higher with an average maturity of five years.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of less than one year are cumulative.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS - PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                    1/31/03
-------------------------------------------------------------------------------------------
Weighted Average Duration                                                          4.32 yrs
Weighted Average Maturity                                                          7.36 yrs
Average Coupon                                                                         5.86%
Net Assets (mm)                                                                  $    269.0
Bonds                                                                                  98.8%
Cash Equivalents and Other Assets in Excess of Liabilities                              1.2%
-------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                      1/31/03
-------------------------------------------------------------------------------------------
Insured                                                                                34.6%
General Obligation                                                                     16.2
Federal Agency-Backed                                                                  14.2
Revenue                                                                                12.5
Housing                                                                                 9.1
-------------------------------------------------------------------------------------------
Total                                                                                  86.6%
-------------------------------------------------------------------------------------------

TOP 5 STATES*                                                                       1/31/03
-------------------------------------------------------------------------------------------
New York                                                                                9.2%
Georgia                                                                                 9.0
California                                                                              7.7
Illinois                                                                                7.4
Texas                                                                                   6.9
-------------------------------------------------------------------------------------------
Total                                                                                  40.2%
-------------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                            1/31/03
-------------------------------------------------------------------------------------------
Aaa and Agency-Backed Securities                                                       61.9%
Aa                                                                                     17.6
A                                                                                      12.6
Baa                                                                                     6.7
Other assets in excess of liabilities                                                   1.2
-------------------------------------------------------------------------------------------
Total                                                                                 100.0%
-------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments


PERFORMANCE

During the six months ended January 31, 2003, the Portfolio's Class P shares returned 8.61% before deduction of the UBS PACE program fee (7.79% after deduction of the fee), versus a 9.20% return for the Salomon Smith Barney World Government Bond Index (unhedged) and an 8.25% return for the Lipper Global Income Funds Median. (Returns for all share classes over various time periods are shown in the table on page 19. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The global fixed income markets performed well during the period under review. This strong performance came from both the global government bond and credit markets and from the decline of the U.S. dollar. The period saw spread differential narrowing for many corporate bonds issuers, as well as for many emerging market issuers.

Risk aversion was the dominant theme throughout the first half of the period as markets were impacted by geopolitical concerns surrounding the likely invasion of Iraq and continuing equity market weakness across the world. Government bonds outperformed all other fixed income classes as uncertainty continued to surround the speed and timing of economic recovery. High levels of volatility and continued concerns about earnings resulted in additional complications for the corporate bond market.

Investor sentiment was further influenced in the third quarter by new tension revolving around North Korea. However, the aversion to risk that had dominated the markets in the prior three months lessened somewhat in part due to positive earnings news. As a result, although fixed income securities continued to produce positive returns, the best results were seen in the more volatile sectors that had been hard-hit earlier in the year. In particular, emerging markets outperformed all other fixed income classes.

ADVISORS' COMMENTS
ROGGE GLOBAL PARTNERS

Over the period, we maintained our outlook that the global economy would continue to expand, albeit at a modest pace. This outlook led us to overweight some of the riskier asset classes. As a result, our overweight exposure to credit, emerging markets, and higher-yielding countries, such as Sweden, led our portion of the Portfolio to outperform during the review period. We were also aided by our yield curve positioning, as we took advantage of both falling short-term rates and downward pressure in the long end of the market. However, given our moderate view of economic growth, we held a shorter duration in our Portfolio than the benchmark index, which held back returns somewhat.

Looking ahead, we anticipate that the global bond markets will generate good returns over the balance of 2003. We maintain our view that the global economy will continue to expand slowly. Given the sizable

  UBS PACE SELECT ADVISORS TRUST - UBS PACE GLOBAL FIXED INCOME INVESTMENTS

  INVESTMENT ADVISORS:
  Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. (and affiliates) ("FFTW")

  PORTFOLIO MANAGERS:
  Rogge Global Partners: Portfolio Management Team led by Olaf Rogge; FFTW:
  Team, with Stephen Chang as Portfolio Manager.

  OBJECTIVE:
  High total return.

  INVESTMENT PROCESS:
  ROGGE GLOBAL PARTNERS seeks to invest the Portfolio assets it manages in bonds of issuers in financially healthy countries because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio assets it manages.

  FFTW divides the investment universe into three major blocs (Europe, the United States and Japan) and analyzes, in each bloc, trends in economic growth, inflation and monetary and fiscal policies. FFTW decides which securities to buy for the Portfolio by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

injections of liquidity into the U.S. economy, we believe that we have come to the end of a long period of disinflation, and that the economy faces more inflationary than disinflationary pressures. This supports our belief that the credit markets will benefit as global companies find more pricing power in some areas (commodities, high tech and services), which will in turn help to restore corporate balance sheets. We also feel that non-Japan Asia will benefit from the injection of global liquidity that we have seen and the unprecedented growth that China is experiencing.

One key feature of the coming period will be continued pressure on the U.S. dollar as the United States tries to fund its trade deficit. Inevitably, we believe this will cheapen U.S. assets either via the currency, the asset markets, or both. We anticipate continuing to hold an overweight position in European assets. While we believe growth in this region will be no stronger than in the United States, Europe is without the severe structural imbalances faced in America. Japan remains a problem for global investors. Assets in Japan are becoming very cheap, but the intractable problem of bank balance sheets means that the economy is crippled by a lack of lending in the banking sector. Despite huge injections of liquidity, it is our opinion that the transmission mechanism for getting money into the hands of consumers and out into the economy is broken. We will likely remain underweight in Japanese bonds.

FISCHER FRANCIS TREES & WATTS

We slightly underperformed the benchmark early in the reporting period, primarily because of a difficult environment for spread products. Our performance was slightly higher than the benchmark during the final four months of the period.

The environment remained difficult for the credit sector in August and September of 2002, with corporate spreads widening in the United States and Europe on the back of declining equity prices. Fallout from the numerous accounting scandals continued to unsettle the market, exacerbated by credit concerns in the face of a number of earnings warnings. Our overweight in U.S. corporate securities detracted from performance as telecom and auto issues continued to suffer from excess capacity. Positive sector and security selection in the United States and Europe, plus a reduction in an overweight to European corporates, partially offset the overweight. After producing the worst relative performance in memory during much of the year, corporate bonds staged an impressive rally in November, sparked by short-covering. The Federal Reserve Board's lowering of short-term rates also supported the market. As a result, the fourth quarter's relative performance was directly counter to the prior nine months as distressed and BBB-rated issuers dominated returns. During this time, our overweight in U.S. corporates provided a strong performance lift as corporate profitability improved and investors' appetite for risk returned.

In terms of currencies, the yen was weaker versus the dollar and euro in August and September, because the market was filled with skepticism over the effectiveness of the Bank of Japan's monetary policy. The Japanese Central Bank's announcement at the end of September to buy bank stocks did nothing to improve the yen's weakness. In contrast, the euro leveled out versus the U.S. dollar during August and September. In the fourth quarter of 2002, the U.S. dollar remained on the defensive, with the market still wary over the Iraq issue and growing questions over the strength of the economic recovery. While the U.S. economy remained unimpressive, outlooks in Europe and Japan were no better, so any strength in the euro or yen was in response to an exceptionally weak dollar. The half of a percentage point cut in the fed funds rate in November failed to boost the U.S. dollar, but instead suggested that the U.S. economy was even worse off than previously feared. Concerns over a war with Iraq and the prospect of unilateral U.S. action further damaged U.S. dollar sentiment. Over the quarter, the U.S. dollar weakened by 6% versus the euro, and 2.5% versus the yen.

U.S. bond yields have continued to decline, assisted in December by evidence of diminishing consumer demand and confidence. We believe the issue now is whether deflation concerns will mount as the Federal Reserve Board runs out of room to cut nominal interest rates. In that case, bond yields could decline even more with a flattening in the yield curve. In addition, we believe the U.S. dollar is likely to weaken further.

Currently, we are overweight in Europe, underweight in Japan, and neutral in the United States. In terms of currencies, we remain underweight in the U.S. dollar versus the euro, Swiss Franc and Australian dollar.

PERFORMANCE AT A GLANCE

                                                                                                                         SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/03                           6 MONTHS        1 YEAR      5 YEARS      INCEPTION^
---------------------------------------------------------------------------------------------------------------------------------
Before deducting                         Class A*                                8.44%         20.17%        N/A          9.23%
maximum sales charge                     Class B**                               8.01          19.35         N/A          6.94
or UBS PACE program fee                  Class C***                              8.14          19.54         N/A          8.89
                                         Class Y****                             8.60          20.51         N/A          8.39
                                         Class P*****                            8.61          20.55        4.45%         4.80
---------------------------------------------------------------------------------------------------------------------------------
After deducting                          Class A*                                3.60          14.79         N/A          6.92
maximum sales charge                     Class B**                               3.01          14.35         N/A          5.04
or UBS PACE program fee                  Class C***                              6.33          17.61         N/A          8.41
                                         Class P*****                            7.79          18.75        2.90          3.24
---------------------------------------------------------------------------------------------------------------------------------
Salomon Smith Barney World Government Bond Index (unhedged)                      9.20          23.41        5.90          5.33
---------------------------------------------------------------------------------------------------------------------------------
Lipper Global Income Funds Median                                                8.25          14.96        4.77          5.52
---------------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 11.68%; since inception, 6.42%; Class B--1-year period, 11.15%; since inception, 4.44%; Class C--1-year period, 14.57%; since inception, 8.01%; Class Y--1-year period, 17.39%; since inception, 7.92%; Class P--1-year period, 15.68%; 5-year period, 2.88%; since inception, 3.09%.

^ Inception: Since commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 5, 2001 for Class B shares, December 1, 2000 for Class C shares and January 16, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 1.75%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 0.75%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Salomon Smith Barney World Government Bond Index (unhedged) is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of less than one year are cumulative.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

UBS PACE GLOBAL FIXED INCOME INVESTMENTS - PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                    1/31/03
-------------------------------------------------------------------------------------------
Net Assets (mm)                                                                  $    329.5
Number of Securities                                                                    207
-------------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                            1/31/03
-------------------------------------------------------------------------------------------
U.S. Government and Agency Securities                                                  18.0%
AAA                                                                                    35.0
AA                                                                                     22.0
A                                                                                      17.0
BBB                                                                                     6.7
BB                                                                                      1.2
Cash Equivalents                                                                        5.8
Liabilities in Excess of Other Assets                                                  (5.7)
-------------------------------------------------------------------------------------------
Total                                                                                 100.0%
-------------------------------------------------------------------------------------------

TOP 5 COUNTRIES*                                                                    1/31/03
-------------------------------------------------------------------------------------------
United States                                                                          42.9%
Japan                                                                                  13.3
United Kingdom                                                                          9.6
Sweden                                                                                  6.2
Spain                                                                                   5.7
-------------------------------------------------------------------------------------------
Total                                                                                  77.7%
-------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments


PERFORMANCE

For the six months ended January 31, 2003, the Portfolio's Class P shares declined 7.19% (before the deduction of the UBS PACE program fee; -7.89% after the deduction of the fee) versus a decline of 4.56% for the Russell 1000 Value Index and a 5.36% decline for the Lipper Multi-Cap Value Funds Median. (Returns for all share classes over various time periods are shown in the table on page
23. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Confronted with corporate scandals, accounting fraud, bankruptcies, lackluster earnings, and mounting tensions around the globe, the U.S. equity markets continued to be weak during the six-month reporting period. In addition, 2002 marked the first time in 60 years that the U.S. stock market experienced three losing years in a row. After a brief rally in the early part of the fourth quarter 2002, continuing weak economic and geopolitical news drove December and January results downward. Holiday sales were relatively poor and consumer confidence was declining.

ADVISORS' COMMENTS
SSgA

During the reporting period, SSgA's portion of the Portfolio trailed the Russell 1000 Value Index. Our investment process incorporates perspectives on valuation, quality and sentiment. During the last six months, these components led to mixed results. In the early part of the fourth quarter, lower-quality companies with weak earnings experienced a speculative run up in price. However, we do not find these types of stocks to be attractive and therefore missed out on the short-term gains. Sentiment changed in December and January, as financial fundamentals (cash flow, earnings quality and improving earnings growth potential) became the focus of investors.

Our stock selection in the consumer discretionary, financial and telecommunications sectors performed well during the first three quarters of 2002. However, our exposure to these areas hindered results during most of the review period. In the financial sector, deterioration in some of the financial services, banks and insurance stocks we held negatively impacted performance. Specific examples included MetLife (1.4%) and Greater Bay Bancorp (0.2%).* Conversely, during the reporting period positions in the utilities, technology and healthcare sectors contributed positively to performance.

  UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

  INVESTMENT ADVISORS:
  SSgA Funds Management, Inc. ("SSgA"), Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood")

  PORTFOLIO MANAGER:
  SSgA: Team; ICAP: Team; Westwood: Susan Byrne

  OBJECTIVE:
  Capital appreciation and dividend income.

  INVESTMENT PROCESS:
  SSgA uses several independent valuation measures to identify investment opportunities within a large cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA constructs the portion of the Portfolio it advises by selecting the highest-ranked stocks from the investable universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

  ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 20% or more relative to the market over the next 12 to 18 months. ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

   WESTWOOD maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecasted growth rates and earnings estimates exceed Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors the issuing companies and sells a stock if Westwood expects limited future price appreciation or if the projected price/earnings ratio exceeds the three-year growth rate.

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

Our portion of the Portfolio continues to be positioned a bit defensively given mixed economic news and the many tense situations abroad. Consumers continue to refinance mortgages in this low interest rate environment. However, unemployment is becoming a bigger drag on confidence. On the corporate side, the latest manufacturing report was positive, but profits continue to be soft. Thus, we are moving slowly into positions that we believe will benefit as capital spending strengthens. Finally, we feel the uncertainty abroad and ongoing concerns about terrorism also make the somewhat defensive posture of the Portfolio appropriate. As always, our positions are driven by stock selection.

ICAP

During the reporting period, our investment strategy continued to focus on companies possessing financial strength, with an emphasis on service-oriented sectors with relatively secure franchises. We also avoided companies that require a worldwide economic boom in order to prosper. Compared to the broad market, our portion of the Portfolio was overweight in financial stocks, which we believe are relatively sound investments in a low and stable interest rate environment. We were underweight in technology, communications and utilities stocks, which continued to be hindered by too little demand.

Our Portfolio generated a negative return both in absolute terms and relative to the Russell 1000 Value benchmark. The vast majority of this underperformance is attributable to stock selection. Kimberly Clark (0.2%)* fell as a result of competitive pressure in the United States. Revenue, as well as competitive and service problems led to McDonalds' weakness, while Cigna (0.2%)* performed poorly because of pricing problems and start-up issues with its new computer system. All of these stocks have been, or are in the process of being, eliminated from the Portfolio at the time of this writing.

Conversely, there were a number of stocks that enhanced results, including Hewlett Packard (1.6%), Clear Channel Communications (1.2%), Liberty Media Group (0.8%) and Citigroup (3.5%).* However, their positive contributions were not enough to outweigh the negative performance of the above-mentioned stocks.

As we continue through 2003, we believe inflation will remain low. However, the current high energy prices could considerably influence overall inflation rates in the short term. On balance, we expect energy prices to be lower by mid-year, and core inflation to slowly trend down as service-price increases continue to moderate. While the Federal Reserve Board is most likely on hold for now, it may adjust interest rates later in the year if an economic expansion is established and growth is stronger. We expect that the economy will grow this year, with the majority of gains coming in the second half of the year. The most significant aspect weighing on the economy and the stock market is the situation in Iraq. Until this is resolved, we believe the market will likely remain choppy and volatile.

WESTWOOD

Our strategy continues to position our portion of the Portfolio with a focus on companies showing positive and improving fundamentals along with free cash flow generation. We are investing in cyclical companies that should benefit from an economic recovery and are overweight in the basic materials, producer durables and energy sectors. We are also selectively investing in certain technology stocks that meet our criteria. We are balancing the Portfolio with a focus on companies that we feel offer attractive dividend yields. We believe that companies with rising cash flows, low payout ratios, and high or growing dividend rates will offer attractive returns as the investment environment begins to favor companies offering total returns (dividends plus capital appreciation potential).

During the reporting period, the largest positive contributors to performance came from several energy and technology stocks. In the energy sector, the fundamentals for our holdings in the exploration and production industry were favorable. Strong performance from holdings with a large exposure to natural gas also enhanced results as they generated strong cash flow levels through favorable commodity prices. In the technology sector, our Portfolio benefited from its holdings in International Business Machines (1.1%) and Hewlett Packard (1.6%), both of which are showing attractive levels of free cash generation and improving operating performance.*

The largest detractors to performance were in the utility and consumer discretionary sectors. Within the utility sector, weak results from Bellsouth Corp. (1.0%)* had a negative impact on performance. The company was hurt by lower growth than expected in its joint venture with Cingular Wireless. In the consumer discretionary sector, a sharp decline in the value of Sears, Roebuck & Co. (0.8%)*

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

impacted the Portfolio as problems in its credit card operations arose. We continue to hold the company as we feel that the market was assigning zero value to the credit card portfolio, while valuing the retail business at a low level.

Looking ahead, our outlook for equities in 2003 is positive. We believe that the prospects for a modest economic expansion are solid and a rebound in corporate profits is in place. We expect an increase in consumer spending, although at a more tepid pace than in the past several years. Personal expenditures, in combination with inventory restocking efforts and a gradual resumption in capital expenditures, should provide support for the economy. Competitive pressures will encourage companies to continue to raise productivity levels and keep operating costs low. We believe these factors combined should bring about a recovery in corporate profits.

PERFORMANCE AT A GLANCE

                                                                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/03                           6 MONTHS        1 YEAR      5 YEARS     INCEPTION^
--------------------------------------------------------------------------------------------------------------------------------
Before deducting                         Class A*                               -7.30%        -17.53%        N/A         -8.45%
maximum sales charge                     Class B**                              -7.66         -18.20         N/A         -9.09
or UBS PACE program fee                  Class C***                             -7.63         -18.17         N/A         -9.07
                                         Class Y****                            -7.17         -17.30         N/A         -9.81
                                         Class P*****                           -7.19         -17.38       -1.91%         6.47
--------------------------------------------------------------------------------------------------------------------------------
After deducting                          Class A*                              -12.38         -22.07         N/A        -10.80
maximum sales charge                     Class B**                             -12.28         -22.29         N/A        -10.35
or UBS PACE program fee                  Class C***                             -9.47         -19.80         N/A         -9.49
                                         Class P*****                           -7.89         -18.61       -3.37          4.88
--------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                                                        -4.56         -16.93        0.95          8.87
--------------------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Median                                             -5.36         -19.31        0.31          6.92
--------------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -21.62%; since inception, -10.57%; Class B--1-year period, -21.83%; since inception, -10.06%; Class C--1-year period, -19.32%; since inception, -9.16%; Class Y--1-year period, -16.76%; since inception, -9.48%; Class P--1-year period, -18.08%; 5-year period, -2.93%; since inception, 5.19%.

^ Inception: Since commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 19, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 1000 Value Index meaures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of less than one year are cumulative.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS - PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                    1/31/03
-------------------------------------------------------------------------------------------
Net Assets (mm)                                                                  $    754.8
Number of Securities                                                                    166
Stocks                                                                                 99.2%
Cash Equivalents and Liabilities in Excess of Other Assets                              0.8%
-------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                      1/31/03
-------------------------------------------------------------------------------------------
Financials                                                                             31.3%
Consumer Discretionary                                                                 13.4
Energy                                                                                 10.9
Industrials                                                                            10.2
Consumer Staples                                                                        7.2
-------------------------------------------------------------------------------------------
Total                                                                                  73.0%
-------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                            1/31/03
-------------------------------------------------------------------------------------------
Citigroup                                                                               3.5%
ExxonMobil                                                                              3.3
Bank of America                                                                         3.2
Verizon Communications                                                                  2.4
Federal National Mortgage Association                                                   1.8
Bank One                                                                                1.7
Hewlett-Packard                                                                         1.6
Washington Mutual                                                                       1.6
Wells Fargo                                                                             1.4
MetLife                                                                                 1.4
-------------------------------------------------------------------------------------------
Total                                                                                  21.9%
-------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments


PERFORMANCE

For the six months ended January 31, 2003, the Portfolio's Class P shares declined 6.68% (before the deduction of the UBS PACE program fee; -7.38% after the deduction of the fee), compared to the 6.02% decline of the Russell 1000 Growth Index and the 6.90% decline of the Lipper Large-Cap Growth Funds Median. (Returns for all share classes over various time periods are shown in the table on page 28. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

During the reporting period, the financial markets were extremely volatile. The Russell 1000 Growth Index rallied slightly in August, sold off 10.4% in September, and then rallied more than 4.5% over the remaining four months of the period. The decline in the benchmark was attributable to weakness in the industrial, financial and consumer discretionary sectors. Telecommunications, energy and materials performed relatively better over the period, but did little to offset the overall negative performance of the benchmark.

ADVISORS' COMMENTS

GEAM (PLEASE NOTE, GEAM ASSUMED A PORTION OF THE PORTFOLIO'S MANAGEMENT ON SEPTEMBER 16, 2002.)

In constructing our Portfolio, we utilize a bottom-up stock selection process. In particular, we emphasize market leaders with solid financial characteristics, strong management teams, double-digit growth and reasonable market valuations. Our largest holdings during the period included First Data (2.2%), Liberty Media (1.8%), Dell Computer (3.1%), Vodafone (1.5%) and Comcast (1.5%).* Our stock selection process drove our relative sector weightings. On average, based on our investment process, we were underweight in the consumer staples, healthcare, materials and utilities sectors. Conversely, we were overweight in the financials, energy, telecommunication, consumer discretionary, industrials and information technology sectors.

Several holdings contributed positively to performance, including Vodafone, a global wireless telecomm operator, and media companies Comcast and Liberty Media, which were both up over 20%. On the negative side, retailer Home Depot (1.2%) and direct marketer Catalina (0.6%) were off more than 30%.* Home Depot has been struggling in recent months as new management implements strategic changes. We are still confident this home improvement retailer will continue to post double-digit earnings and remain an industry leader. Industrial names such as Molex (1.1%) and Concord EFS (0.6%) fell over 25% during the period amid worries that the economic recovery had not taken hold and that earnings would continue to be depressed.* We continue to invest in these companies as we feel their fundamentals and valuations remain attractive. Despite the volatile markets, we maintained our disciplined

  UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

  ADVISORS:
  GE Asset Management ("GEAM"), Marsico Capital Management ("Marsico") and SSgA Funds Management, Inc. ("SSgA")

  PORTFOLIO MANAGERS:
  GEAM: Team led by Dave Carlson; Marsico: Team led by James A. Hillary; SSgA:
  Team

  OBJECTIVE:
  Capital appreciation.

  INVESTMENT PROCESS:
  GEAM invests primarily in a limited number of equity securities believed to have above-average growth histories and/or growth potential. GEAM seeks to identify companies with characteristics such as above-average annual growth rates, financial strength, leadership in their respective industries and high-quality management focused on generating shareholder value.

  MARSICO seeks to identify companies with earnings growth potential that may not be recognizable by the market at large. Marsico's stock selection process focuses on factors such as specific market expertise or dominance, franchise durability and pricing power, solid company fundamentals as well as strong management and reasonable valuations. Marsico's disciplined investment approach combines top-down analysis with bottom-up stock picking.

  SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment opportunities within a large-cap growth universe and combines factors to produce an overall rank. Comprehensive research helps determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting Portfolio has characteristics similar to the Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

approach to identifying stocks with sustainable earnings, and added Federal National Mortgage Association (Fannie Mae) (3.4%) to the Portfolio.* During the reporting period, we eliminated Interpublic Group and Texas Instruments.

Our outlook for the U.S. equity market is expected to be better than in 2002. A four-year streak of losses is almost unprecedented--it happened only once in the 20th century (1929-1932) and once in the 19th century (1836-1839). While the underlying economic growth of the U.S. economy is showing modest signs of recovery, the pace of growth will likely be muted. Companies have done a good job of managing costs, and when demand recovers, we believe operating leverage should help earnings estimates going forward. The continued uncertainty around Iraq and heightened tensions with North Korea will, in our opinion, certainly provide a ceiling for sustainable stock price appreciation in 2003. In this context, we anticipate a volatile market that remains in a trading range until the geopolitical risks are resolved, and, when the economic recovery manifests itself, we expect to see a meaningful pick-up in demand across many sectors. In general, we are looking for a better market than we have seen over the past three years, and expect modest positive returns by the end of 2003. We believe our Portfolio remains well positioned for good relative performance in this environment, and that our philosophy can lead to long-term outperformance.

MARSICO (PLEASE NOTE, MARSICO ASSUMED A PORTION OF THE PORTFOLIO'S MANAGEMENT ON SEPTEMBER 16, 2002.)

During the reporting period, our portion of the Portfolio was adversely affected by investments in the healthcare, consumer discretionary, industrials and information technology sectors. Our healthcare-related positions, particularly in the equipment and services industry, detracted significantly from performance during the period. Specific holdings that hurt results included Tenet Health Care, Quest Diagnostics (1.6%) and IDEC Pharmaceuticals (0.3%).* Our position in Tenet Health Care was sold in late October. Our overweight position in the consumer discretionary area and individual stock selection within the sector were also detrimental to results. Retailing companies Lowe's Companies (0.8%) and Wal-Mart Stores (1.7%) were examples of poor-performing stocks in this area.*

The Portfolio had substantial investments in the capital goods industry, with aerospace/defense positions representing the bulk of investments in this area. Aerospace/defense companies sold off sharply, including Lockheed-Martin (0.6%), which was subsequently eliminated from the Portfolio. Our investments in the information technology sector were hurt on two dimensions: first, we were underweight in this sector, particularly with regard to having relatively modest levels of investment in the hardware and equipment industry. Second, stock selection within the sector detracted from performance, particularly investments in Dell Computer Corp. (3.1%) and Electronic Arts (0.8%).*

The primary positive contributor to the Portfolio's performance for the period was investment in select financial services companies, including SLM Corporation (2.4%), Fannie Mae (3.4%), Citigroup (2.9%) and Lehman Brothers Holdings (0.4%).*

As of January 31, 2003, the Portfolio's primary economic sector allocations were in healthcare, consumer discretionary, financials and information technology. During the latter part of the period, positions in the industrials sector were modestly reduced while ownership of select technology-related companies increased. The Portfolio ended the period with no exposure to the materials, utilities and energy sectors.

Looking ahead, we have several near-term concerns, prompted by the numerous geopolitical difficulties being experienced throughout the world. We believe tangible and sustainable progress in resolving these issues, particularly with respect to North Korea and Iraq, will be needed before the investment environment can improve. In addition, the short-term corporate profit outlook remains unclear, and assessing many companies' business prospects presents a number of challenges. Finally, federal budget deficits are a concern to us, as are higher oil prices.

On a more positive note, we think a case can be made for improved equity returns over the longer term if geopolitical tensions show signs of abating. Interest rates are at 40-year lows, inflation remains constrained, productivity gains continue to be robust and aggregate equity market valuations seem more reasonable. We believe there is a substantial amount of fiscal stimulus embedded in these factors that has the potential to increase if some, or all, of the policy proposals submitted by the Bush administration come to pass. Absent further deterioration in the geopolitical situation, we believe it is increasingly possible that the worst period for equities is behind us and prospects for improved future returns are more likely.

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

SSgA

Our investment process incorporates perspectives on valuation, quality and sentiment. During the last six months, these components led to mixed results. In the early part of the fourth quarter, lower quality companies with weak earnings experienced a speculative run up in price. However, we did not find these types of stocks to be attractive and therefore missed out on the short-term gains. Sentiment changed in December and January, as financial fundamentals (cash flow, earnings quality and improving earnings growth potential) became the focus of investors.

Performance in the Portfolio was driven by poor stock selection in the healthcare, consumer staples and telecommunications sectors. In the medical products and medical services industries, performance of our longer-term holdings paled in comparison to the performance of large drug makers like Merck. Drug stocks exhibited strong performance during the six-month period in spite of a marginal earnings growth outlook and lack of cash flow. In the financials sector, a position in Household International had a negative impact on performance due to the timing of our trade. Household International was sold out of the Portfolio amid weak earnings expectations; however, the price had already tumbled before a rebound in the stock occurred. During the six-month period, positions in the consumer discretionary and information technology sectors contributed positively to the Portfolio's performance.

Our portion of the Portfolio continues to be positioned a bit defensively given mixed economic news and the many tense situations abroad. Consumers continue to refinance mortgages in this low interest rate environment; however, the unemployment rate is becoming a bigger drag on confidence. On the corporate side, the latest manufacturing report was positive, but profits continue to be soft. Therefore, we are moving slowly into positions that we believe will benefit as capital spending strengthens. Finally, we feel the uncertainty abroad and ongoing concerns about terrorism also make the somewhat defensive posture of the Portfolio appropriate. As always, our positions are driven by stock selection.

PERFORMANCE AT A GLANCE

                                                                                                                       SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/03                           6 MONTHS      1 YEAR      5 YEARS      INCEPTION^
-------------------------------------------------------------------------------------------------------------------------------
Before deducting                         Class A*                               -6.79%      -30.05%        N/A         -27.55%
maximum sales charge                     Class B**                              -7.13       -30.59         N/A         -28.05
or UBS PACE program fee                  Class C***                             -7.13       -30.59         N/A         -28.05
                                         Class Y****                            -6.59       -29.82         N/A         -27.10
                                         Class P*****                           -6.68       -29.90       -6.06%          2.54
-------------------------------------------------------------------------------------------------------------------------------
After deducting                          Class A*                              -11.92       -33.89         N/A         -29.41
maximum sales charge                     Class B**                             -11.77       -34.06         N/A         -29.05
or UBS PACE program fee                  Class C***                             -8.94       -31.96         N/A         -28.38
                                         Class P*****                           -7.38       -30.95       -7.46           1.01
-------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                                                       -6.02       -28.37       -4.87           4.74
-------------------------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Median                                            -6.90       -28.72       -3.77           3.59
-------------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -34.69%; since inception, -29.69%; Class B--1-year period, -34.85%; since inception, -29.31%; Class C--1-year period, -32.73%; since inception, -28.58%; Class Y--1-year period, -30.62%; since inception, -27.32%; Class P--1-year period, -31.74%; 5-year period, -6.68%; since inception, 1.33%.

^ Inception: Since commencement of issuance or reissuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 23, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of less than one year are cumulative.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS - PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                    1/31/03
-------------------------------------------------------------------------------------------
Net Assets (mm)                                                                  $    443.7
Number of Securities                                                                    119
ADRs                                                                                    1.5%
Stocks                                                                                 96.1%
Cash Equivalents and Liabilities in Excess of Other Assets                              2.4%
-------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                      1/31/03
-------------------------------------------------------------------------------------------
Health Care                                                                            22.3%
Information Technology                                                                 21.3
Consumer Discretionary                                                                 18.4
Financials                                                                             14.7
Industrials                                                                            11.2
-------------------------------------------------------------------------------------------
Total                                                                                  87.9%
-------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                            1/31/03
-------------------------------------------------------------------------------------------
Microsoft                                                                               4.4%
Federal National Mortgage Association                                                   3.4
Cisco Systems                                                                           3.2
United Health Group                                                                     3.2
Dell Computer                                                                           3.1
Citigroup                                                                               2.9
Pfizer                                                                                  2.8
SLM                                                                                     2.4
First Data                                                                              2.2
Johnson & Johnson                                                                       2.2
-------------------------------------------------------------------------------------------
Total                                                                                  29.8%
-------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments


PERFORMANCE

For the six months ended January 31, 2003, the Portfolio's Class P shares declined 10.41% (before the deduction of the UBS PACE program fee; -11.09% after the deduction of the fee), versus the 5.61% decline of the Russell 2500 Value Index and the 5.23% decline of the Lipper Small-Cap Value Funds Median. (Returns for all share classes over various time periods are shown in the table on page
32. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The six months ended January 31, 2003 ranked among the most difficult for the financial markets in recent memory. Returns for all styles were negative as investors were forced to make decisions in an environment that was far from stable. Monthly performance for the Russell 2500 Value Index ran the gamut from a gain of 7.3%, to a decline of 8.2%.

ADVISORS' COMMENTS
ARIEL

During the six-month period, the news affecting the markets seemed to go from bad to worse--from rampant global unrest (in Iraq, Afghanistan and North Korea), to history-making bankruptcies (Kmart and WorldCom), to an ailing economy (6% unemployment). While we are never content to lag our benchmark, in a market propelled at year-end by the volatile stocks we traditionally avoid, our performance shortfall was understandable. More specifically, our low exposure to technology-related issues, which surged ahead 17.6% in the fourth quarter, caused our most recent results to suffer. However, it is worth noting that these same securities have been on life support for the past three years, and our avoidance of them has insulated our portion of the Portfolio since the markets' downturn began in March 2000.

During the period, the worst performing areas in our Portfolio were the consumer discretionary and services sectors. Specifically, two stocks that did not fare well during this period were advertising agency holding company Interpublic Group (0.6%) and mass marketing firm Valassis Communications (1.2%).* Interpublic continued to suffer from a challenging advertising environment, while Valassis was hit hard as it lowered its market share expectations for 2003. Also, Toys R Us (0.7%)* suffered from expensive short-term credit markets in the aftermath of problems with Kmart and The Gap. Another stock that had a difficult period was grocery retailer Kroger Co. (0.1%).* It stumbled as a result of an economic environment that has consumers spending less at traditional grocers and opting for low-price alternatives such as warehouse clubs and discount super-centers. Conversely, Sybron Dental Specialties (1.8%),* a dental product and equipment producer, enhanced results due to strong internal revenue growth and a new product line that was favorably received. Newspaper publisher Tribune Co. (1.0%)* also experienced a solid six months due to better-than-expected fourth quarter earnings and a stable cost environment for newsprint.

  UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

  ADVISORS:
  Ariel Capital Management, Inc. ("Ariel") and ICM Asset Management, Inc.
  ("ICM")

  PORTFOLIO MANAGERS:
  Ariel: John W. Rogers, Jr.; ICM: ICM Management Team led by Kevin A. Jones

  OBJECTIVE:
  Capital appreciation.

  INVESTMENT PROCESS:
  ARIEL invests in the stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks with a low P/E ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.

  ICM invests primarily in common stocks of companies believed to offer good relative value that have either fallen out of favor among investors or are under-researched. In deciding which stocks to buy for the Portfolio, ICM uses a top-down analysis to identify broad sectors of the market believed to offer good relative value, and then seeks to identify individual companies within those sectors that meet ICM's investment criteria. ICM also performs a bottom-up analysis to attempt to discover inefficiently priced stocks in a broad range of sectors, including those not identified in the top-down analysis. These two approaches are combined in various proportions depending on market conditions. ICM generally sells stocks that meet price objectives, no longer meet its selection criteria, are at risk for fundamental deterioration or when the team identifies more attractive investment opportunities.

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

As we look ahead, many analysts are projecting lower corporate earnings growth in the coming year, but we have taken a more optimistic perspective of the markets in 2003. In typical contrarian fashion, we believe the corporate malfeasance cases and the general downturn in the markets have been overstated, and that valuations have settled to more reasonable levels which are better reflective of historical figures. During this time of persistent volatility and economic slowdown, many companies have been cutting costs and, we believe, in turn becoming more efficient. We believe these moves will eventually flow down to the bottom line and positively affect earnings in 2003. As the year progresses, we anticipate lower and more accurate earnings projections, which have the potential to lead to upside surprises. That being said, the one wild card in the whole scenario is the war with Iraq. The war with Iraq may mean the timetable for recovery will be delayed and significant resources will need to be allocated to support the war.

ICM

During the reporting period, our most notable sector overweights were technology, producer durables, materials and processing and energy. The best performing sector over the period was technology. The other three sectors experienced declines greater than the Index, thus inhibiting relative returns. Notable strong performers in technology were Coherent (0.9%), Flextronics (0.8%) and Unisys (1.3%).* Producer durables was one of the poorer performing sectors, but Stewart and Stevenson (1.3%)* was a notable positive addition to the Portfolio. Unfortunately, there were numerous disappointments during the period, including our healthcare and energy-related stocks. Healthsouth and Veritas both fell significantly during the period. Each of these companies continued to disappoint relative to expectations, and all were sold due to our lack of conviction relative to their future prospects.

Although the previous six months were gut-wrenching from a performance perspective, there are some distinct positives that have emerged that lead us to be optimistic about the future prospects for the markets. The most important is the extent to which we are finding what we believe are undervalued opportunities--again reminiscent of 1998. This has given us the opportunity to eliminate higher risk ideas and replace them with more solid ideas with compelling upside potential. Although the near term may continue to be volatile, we believe the valuations at which we are presently buying companies will provide us with many opportunities for superior returns.

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

PERFORMANCE AT A GLANCE

                                                                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/03                           6 MONTHS       1 YEAR      5 YEARS      INCEPTION^
--------------------------------------------------------------------------------------------------------------------------------
Before deducting                         Class A*                              -10.57%       -20.23%        N/A           1.77%
maximum sales charge                     Class B**                             -10.93        -20.89         N/A           1.21
or UBS PACE program fee                  Class C***                            -10.93        -20.89         N/A           1.04
                                         Class Y****                           -10.49        -20.10         N/A           2.80
                                         Class P*****                          -10.41        -19.98       -0.47%          6.63
--------------------------------------------------------------------------------------------------------------------------------
After deducting                          Class A*                              -15.50        -24.61         N/A          -0.84
maximum sales charge                     Class B**                             -15.04        -24.54         N/A          -0.09
or UBS PACE program fee                  Class C***                            -12.62        -22.40         N/A           0.57
                                         Class P*****                          -11.09        -21.17       -1.96           5.05
--------------------------------------------------------------------------------------------------------------------------------
Russell 2500 Value Index                                                        -5.61        -13.39        3.25           9.64
--------------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Median                                             -5.23        -14.03        2.98           9.01
--------------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -20.66%; since inception,1.27%; Class B--1-year period, -20.59%; since inception, 2.11%; Class C--1-year period, -18.34%; since inception, 2.81%; Class Y--1-year period, -15.89%; since inception, 5.21%; Class P--1-year period, -17.07%; 5-year period, -1.40%; since inception, 5.76%.

^ Inception: Since commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A and C shares, November 28, 2000 for Class B shares and December 20, 2000 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of less than one year are cumulative.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS - PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                    1/31/03
-------------------------------------------------------------------------------------------
Net Assets (mm)                                                                  $    221.6
Number of Securities                                                                    102
Stocks                                                                                 99.3%
Cash Equivalents and Liabilities in Excess of Other Assets                              0.7%
-------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                      1/31/03
-------------------------------------------------------------------------------------------
Industrials                                                                            29.2%
Consumer Discretionary                                                                 20.6
Financials                                                                             15.7
Information Technology                                                                 10.1
Health Care                                                                             9.1
-------------------------------------------------------------------------------------------
Total                                                                                  84.7%
-------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                            1/31/03
-------------------------------------------------------------------------------------------
CenturyTel                                                                              2.5%
Rouse                                                                                   2.4
Lee Enteprises                                                                          2.4
McClatchy                                                                               2.2
McCormick                                                                               1.9
Sybron Dental Specialties                                                               1.8
Sovereign Bancorp                                                                       1.8
Dun & Bradstreet                                                                        1.8
Black & Decker                                                                          1.8
Markel                                                                                  1.7
-------------------------------------------------------------------------------------------
Total                                                                                  20.3%
-------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments


PERFORMANCE

During the six months ended January 31, 2003, the Portfolio's Class P shares declined 2.02% (before deduction of the UBS PACE program fee; -2.76% after deduction of the fee). These returns compared to the Russell 2500 Growth Index and Lipper Mid-Cap Growth Funds Median, which declined 2.11% and 5.08%, respectively. (Returns for all share classes over various time periods are shown in the table on page 35. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The six-month reporting period was marked by significant volatility as stocks experienced two strong rallies, only to subsequently give back much, if not all, of the accumulated gains. The period began with a continuation of the rally that started in mid-July and lasted through mid-August. This was followed by a 19% decline in the Russell 2500 Growth Index from mid-August to early October. The Index rallied again from early October through early December, rising almost 25% before giving much of that back through the end of the period and into the start of the next period. Much of the reason for the volatility was caused by geopolitical uncertainty as investors vacillated because of the possibility of war with Iraq. Conflicting economic reports also contributed to the volatility as investors shifted between positive sentiment that the economic slowdown was near an end and the fear that the economy would take longer than expected to rebound.

ADVISOR'S COMMENTS

Over the past six months, the Portfolio was down slightly, with returns that closely matched those of the benchmark Russell 2500 Growth Index. Portfolio returns were helped by strong stock selection in the healthcare sector. On an individual security basis, Inspire Pharmaceuticals (0.9%)* was the best performer, rising significantly after announcing positive developments regarding its product for "dry-eye" condition. Coach (2.2%)* was also a good performer as it continued to deliver strong sales and earnings growth. Companies that delivered disappointing results were the hardest hit during the period. CEC Entertainment declined almost 30% after it reported poor results and lowered future expectations. We exited from the stock as a result of this news. Sonic (2.8%)* also declined substantially during the period based on sub-par sales figures. However, we believed the results were a temporary shortfall and held onto our shares. The stock ultimately rebounded after reporting subsequent improvement in results.

Relative performance was hurt by our underweights in the information technology and energy sectors, which were two of the best performing sectors over the period. Information technology stocks rebounded the most during the periods of optimism, as investors sought out the companies that were previously hit the hardest. Energy stocks benefited from higher oil prices related to the problems in Iraq and the Venezuelan oil workers strike.

We remain cautious regarding our outlook for the coming year. Geopolitical concerns hang over the market, but the main determinants of future stock prices remain the timing and magnitude of an economic rebound. Although a strong rebound will lift many stocks, we believe there is still an opportunity for some companies to increase their sales and earnings even in an unfavorable environment. We will continue to seek out and hold these companies.

  UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

  ADVISOR:
  Delaware Management Company, Inc. ("Delaware Management Company")

  PORTFOLIO MANAGER:
  Gerald S. Frey

  OBJECTIVE:
  Capital appreciation.

  INVESTMENT PROCESS:

  The Portfolio invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market with market capitalizations of less than $4.0 billion at the time of purchase. Up to 5% of the total assets may be invested in U.S. dollar-denominated foreign securities. The advisor employs a bottom-up, fundamental analysis to identify companies that have substantially above-average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Management generally sells stocks that no longer meet its selection criteria or are at risk for fundamental deterioration, or when it identifies more attractive investment opportunities.

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

PERFORMANCE AT A GLANCE

                                                                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/03                           6 MONTHS      1 YEAR      5 YEARS       INCEPTION^
--------------------------------------------------------------------------------------------------------------------------------
Before deducting                         Class A*                               -2.31%      -19.35%        N/A          -19.94%
maximum sales charge                     Class B**                              -2.61       -19.95         N/A          -20.50
or UBS PACE program fee                  Class C***                             -2.61       -19.95         N/A          -20.50
                                         Class Y****                            -2.12       -19.15         N/A          -15.82
                                         Class P*****                           -2.02       -19.00        4.85%           6.62
--------------------------------------------------------------------------------------------------------------------------------
After deducting                          Class A*                               -7.67       -23.76         N/A          -21.99
maximum sales charge                     Class B**                              -7.48       -23.96         N/A          -21.60
or UBS PACE program fee                  Class C***                             -4.57       -21.54         N/A          -20.86
                                         Class P*****                           -2.76       -20.20        3.29            5.03
--------------------------------------------------------------------------------------------------------------------------------
Russell 2500 Growth Index                                                       -2.11       -27.55       -3.36            1.80
--------------------------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Median                                              -5.08       -27.16       -1.10            3.00
--------------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -24.54%; since inception,-21.43%; Class B--1-year period, -24.82%; since inception, -21.03%; Class C--1-year period, -22.38%; since inception, -20.22%; Class Y--1-year period, -20.03%; since inception, -14.90%; Class P--1-year period, -21.08%; 5-year period, 3.72%; since inception, 5.61%.

^ Inception: Since commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of less than one year are cumulative.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS - PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                    1/31/03
-------------------------------------------------------------------------------------------
Net Assets (mm)                                                                  $    242.1
Number of Securities                                                                     97
Stocks                                                                                 96.5%
Cash Equivalents and Liabilities in Excess of Other Assets                              3.5%
-------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                      1/31/03
-------------------------------------------------------------------------------------------
Consumer Discretionary                                                                 36.4%
Financials                                                                             19.5
Health Care                                                                            14.1
Information Technology                                                                 12.9
Money Market Funds                                                                      9.8
-------------------------------------------------------------------------------------------
Total                                                                                  92.7%
-------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                            1/31/03
-------------------------------------------------------------------------------------------
PartnerRe                                                                               3.0%
Sonic                                                                                   2.8
Dollar Tree Stores                                                                      2.5
Cheesecake Factory                                                                      2.4
Gentex                                                                                  2.4
City National                                                                           2.4
Neurocrine Biosciences                                                                  2.4
D.R. Horton                                                                             2.2
Coach                                                                                   2.2
Lin TV                                                                                  2.1
-------------------------------------------------------------------------------------------
Total                                                                                  24.4%
-------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments


PERFORMANCE

For the six months ended January 31, 2003, the Portfolio's Class P shares declined 11.43% (before the deduction of the UBS PACE program fee; -12.09% after the deduction of the fee). This return trailed the MSCI Europe, Australasia, Far East Index, which fell 9.15%, and the Lipper International Funds Median, which fell 10.26%. (Returns for all share classes over various time periods are shown in the table on page 38. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

After a brief rally in August, international markets fell sharply in September over fears of further economic decline in the United States, the threat of war with Iraq, and increasing corporate scrutiny. Solvency of insurance companies also became an issue. Some of this gloom was reversed during October and November as better-than-expected corporate earnings lifted markets from their lows. However, by December, markets again deteriorated as geopolitics and renewed concern for the global economy resurfaced. European markets tended to follow the fortunes of the U.S. market, while emerging markets were more resilient, particularly Asia. Japan languished, although it did not suffer the extreme volatility experienced by European equities.

ADVISOR'S COMMENTS

Over the period, we favored emerging markets. We built up a neutral position in Japan, where value was evident and there remains potential for reform. This left the Portfolio underweight in the European region, which was advantageous in light of its relative returns. At the sector level, we moved back into financial and telecom stocks in August, which left us substantially overweight throughout the period.

Asset allocation added value during the period, and an emerging market position at the expense of Europe proved positive. However, within smaller markets, holdings in Indonesia were impacted by the Bali bombing. Results from our sector weightings have been more mixed. While adding to financials and telecoms in August proved well-timed, both sectors were savagely hit in September. The rally during October and November again favored these sectors (and they have continued to perform into January), but the recovery was not sufficient to offset early losses. We have not changed our asset allocation or sector positions, and we used the September weakness as an opportunity to add to financials.

Looking ahead, we expect a modest recovery in both the global economy and corporate earnings in 2003. We feel valuations have approached attractive levels in many areas, and fiscal incentives are providing support for economic growth. We continue to favor emerging markets and Asia, where we believe valuations and the outlook for earnings remain compelling. More mature markets will continue to be volatile in the short term, although the extreme trading ranges experienced over the last six months have narrowed.

  UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERNATIONAL EQUITY INVESTMENTS

  ADVISOR:
  Martin Currie Inc. ("Martin Currie")

  PORTFOLIO MANAGER:
  Team led by James Fairweather

  OBJECTIVE:
  Capital appreciation.

  INVESTMENT PROCESS:
  The Portfolio invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in U.S. securities markets. Up to 10% of the Portfolio may be invested in emerging markets. A large part of the Portfolio's investments are usually denominated in foreign currencies. The Advisor looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, the Advisor considers such factors as economic and political stability, breadth and liquidity of the market, the nature of local investors, the currency outlook, valuations and the settlement system. Martin Currie generally sells securities when either the country or the issuer no longer meets these selection criteria or when it identifies more attractive investment opportunities.

PERFORMANCE AT A GLANCE

                                                                                                                         SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/03                           6 MONTHS      1 YEAR      5 YEARS        INCEPTION^
---------------------------------------------------------------------------------------------------------------------------------
Before deducting                         Class A*                              -11.55%      -18.20%        N/A           -21.49%
maximum sales charge                     Class B**                             -12.04       -19.05         N/A           -22.15
or UBS PACE program fee                  Class C***                            -11.95       -18.90         N/A           -22.09
                                         Class Y****                           -11.40       -17.91         N/A           -21.84
                                         Class P*****                          -11.43       -18.01       -5.84%           -0.82
---------------------------------------------------------------------------------------------------------------------------------
After deducting                          Class A*                              -16.44       -22.67         N/A           -23.51
maximum sales charge                     Class B**                             -16.44       -23.10         N/A           -23.23
or UBS PACE program fee                  Class C***                            -13.69       -20.51         N/A           -22.44
                                         Class P*****                          -12.09       -19.23       -7.24            -2.30
---------------------------------------------------------------------------------------------------------------------------------
MSCI Europe, Australasia, Far East (EAFE) Index                                 -9.15       -14.93       -4.57            -0.73
---------------------------------------------------------------------------------------------------------------------------------
Lipper International Funds Median                                              -10.26       -16.60       -4.35             0.07
---------------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -23.65%; since inception,-22.89%; Class B--1-year period, -24.07%; since inception, -22.59%; Class C--1-year period, -21.53%; since inception, -21.72%; Class Y--1-year period, -19.06%; since inception, -21.13%; Class P--1-year period, -20.30%; 5-year period, -6.22%; since inception, -1.79%.

^ Inception: Since commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 17, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class: August 31, 1995.

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of less than one year are cumulative.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

UBS PACE INTERNATIONAL EQUITY INVESTMENTS - PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                    1/31/03
-------------------------------------------------------------------------------------------
Net Assets (mm)                                                                  $    322.8
Number of Securities                                                                    106
Equities                                                                               95.4%
Cash Equivalents and Liabilities in Excess of Other Assets                              4.6%
-------------------------------------------------------------------------------------------

REGIONAL ALLOCATION*                                                                1/31/03
-------------------------------------------------------------------------------------------
Europe                                                                                 62.2%
Asia                                                                                   23.8
Emerging Markets                                                                        6.9
Australia                                                                               2.5
Cash Equivalents and Liabilities in Excess of Other Assets                              4.6
-------------------------------------------------------------------------------------------
Total                                                                                 100.0%
-------------------------------------------------------------------------------------------

TOP FIVE COUNTRIES*                                                                 1/31/03
-------------------------------------------------------------------------------------------
Japan                                                                                  20.2%
United Kingdom                                                                         17.6
Netherlands                                                                             8.3
Sweden                                                                                  7.5
Italy                                                                                   6.2
-------------------------------------------------------------------------------------------
Total                                                                                  59.8%
-------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                      1/31/03
-------------------------------------------------------------------------------------------
Financials                                                                             30.3%
Consumer Discretionary                                                                 16.9
Industrials                                                                            14.4
Telecommunication Services                                                             12.5
Health Care                                                                             6.0
-------------------------------------------------------------------------------------------
Total                                                                                  80.1%
-------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                            1/31/03
-------------------------------------------------------------------------------------------
Vodafone Group                                                                          3.3%
GlaxoSmithKline                                                                         2.8
Telefonica                                                                              2.5
Telecom Italia                                                                          2.5
Royal Bank of Scotland Group                                                            2.0
Assa Abloy                                                                              1.9
BNP Paribas                                                                             1.9
ING Groep                                                                               1.7
Credit Suisse Group                                                                     1.6
Portugal Telecom                                                                        1.6
-------------------------------------------------------------------------------------------
Total                                                                                  21.8%
-------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments


PERFORMANCE

For the six months ended January 31, 2003, the Portfolio's Class P shares declined 6.93% (before the deduction of the UBS PACE program fee; -7.63% after the deduction of the fee), compared to the 0.76% decline of the MSCI Emerging Markets Free Index and the 2.28% decline of the Lipper Emerging Markets Funds Median. (Returns for all share classes over various time periods are shown in the table on page 42. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Emerging markets outperformed most global equity markets during the period. After falling during the summer on concerns over the global economic slowdown, emerging market equities subsequently mirrored a rally in the U.S. equity market that was triggered by expectations of monetary easing there. Although the Federal Reserve Board's interest rate cut in November 2002 provided some support to the market, ongoing geopolitical tension limited the potential for a material recovery, and provided an element of uncertainty that kept investor sentiment at low levels.

ADVISORS' COMMENTS
GGP

Currency exposure was the main reason why our portion of the Portfolio underperformed during the period. An overweight position in Mexico detracted from results as the Mexican peso declined by 9.3% against the U.S. dollar during the period. We remain overweight in Mexico in the belief that its market has the most to gain from a global economic recovery, considering its economy's close trading relationship with the United States. In contrast, our Portfolio benefited most notably from a move to an overweight position in Brazil following October's presidential elections. We believed the market had been excessively weak prior to the elections because of uncertainty regarding presidential-hopeful Lula's proposed policies.

Within Asian markets, an underweight stance in Taiwan detracted from performance. The Portfolio's below-market weighting in this resurgent market, particularly in medium- to smaller-sized companies, was largely due to liquidity constraints. The decision to overweight certain of the region's large technology sectors also proved unhelpful. In this respect, the biggest negative contribution came from the above-market weighting in the semiconductor equipment and products sector. The overweight position in the smaller market of Indonesia, which lost ground in the aftermath of the terrorist attacks on Bali, also weighed on relative results. However, this was offset to a notable degree by the positive contribution from the overweight stance in Thailand. The Thai market gained ground on the back of the economy's improved outlook, reflecting the adoption of expansionary fiscal and monetary policies.

  UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

  ADVISOR:

  Gartmore Global Partners ("GGP") and Baring International Investment Limited ("BII")

  PORTFOLIO MANAGERS:
  GGP: Christopher Palmer; BII: Team

  OBJECTIVE:
  Capital Appreciation.

  INVESTMENT PROCESS:
  GGP seeks to identify and quantify unexpected earnings growth. This process is driven by a disciplined and consistent investment philosophy that allows GGP to identify those companies that GGP believes will deliver positive earnings growth, which will likely exceed or be sustained beyond consensus expectations. To find these opportunities, GGP uses a top-down and bottom-up fundamental analysis. GGP also uses portfolio monitoring to manage the risk spectrum on the stock, sector, country and portfolio. GGP generally sells a security that it believes no longer has the potential for above-consensus earnings growth.

  BII seeks to identify favorable earnings and valuation characteristics through fundamental research. BII seeks companies and markets that it believes have attractive growth prospects that are not fully reflected in their prices. BII's equity criteria embrace fundamental research to uncover these types of investment opportunities and to manage risk in order to align its investment conviction with the fund's investment objectives. BII generally sells securities when it believes there is a fundamental deterioration in the earnings outlook or when the stock achieves its relative valuation target.

Elsewhere, currency fluctuation also played a negative role in our South African investments. Our Portfolio's underweight position there weighed on performance as the rand gained more than 20% in value against the U.S. dollar. However, positive stock selection helped cushion the impact through overweight positions in mining firms, including Impala Platinum Holdings (2.4%) and Anglogold (1.7%), both of which were buoyed by rising demand for precious metals.* The decision to overweight selected financials such as ABSA Group (0.8%),* whose prospects we believed would be underpinned by local currency strength, also limited the Portfolio's relative losses.

Looking ahead, we remain confident that emerging markets can continue to outperform developed markets. We believe that emerging markets remain well positioned to benefit from a recovery in global economic activity. In addition, factors such as outsourcing of production towards more cost-efficient economies should enable companies within the asset class to generate solid earnings growth in the years ahead. However, given current geopolitical tensions, we expect emerging market equities will remain volatile in the near term. As such, we intend to maintain a fairly defensive bias within the Portfolio, focusing on stocks in whose earnings prospects we have the highest conviction.

BII

During the period, the focus of our investment strategy led to disappointing short-term performance. Our Portfolio increased its investments in the larger cyclical markets as 2003, and an expected steady recovery in the U.S. economy, approached. However, global investor confidence, which began to improve during the fourth quarter, abated once again. This was because of increasing risk aversion due to concerns about a possible conflict with Iraq, and renewed pessimism over the outlook for the U.S. economy despite an easing of monetary policy.

In Latin America, the smaller markets performed strongly, but this was offset by underperformance from Brazil over the period as a whole. Our Portfolio increased its weighting in Brazil to an overweight during the period, but it was the financially high-risk wireless telecommunication stocks--which the Portfolio did not own--that outperformed. Concerns about the outlook for the U.S. economy negatively impacted Mexico, where the Portfolio was also overweight.

The Eastern European markets of the Czech Republic and Hungary, where the Portfolio was overweight, outperformed following the announcement in November of a firm date for accession to the European Union. Although the Portfolio was overweight in Russia, which also outperformed the benchmark index, our focus on high-growth, attractively valued oil stocks was not successful as the sector underperformed despite the strong oil price environment.

In Asia, the Portfolio was positioned towards the more cyclical markets such as Korea. In keeping with our view that strong economic growth in China would continue into 2003 and that the U.S. economy would also slowly recover during 2003, the Portfolio invested in cyclical stocks including LG Petrochemical (1.0%).* In turn, Portfolio exposure was directed away from the defensive markets that had performed well during 2002, such as Malaysia. Although the subsequent escalation in tensions with North Korea in December resulted in market weakness, we expect the market will perform well once these short-term geopolitical issues subside.

Although confidence began to improve during the period, this was short-lived as investors again became concerned about the possibility of a double-dip recession, deflation and a war in Iraq. Although the war in Iraq remains a concern, especially if the conflict is prolonged or ineffective, we believe that concern over the first two factors is over-exaggerated. As a result, we expect economic growth in the United States to be stronger in 2003 than last year. President Bush's recently proposed tax relief package supports our belief that the U.S. government is taking proactive measures to ensure that growth occurs.

Currently, our portion of the Portfolio has been positioned for a better growth environment with overweight positions in the markets that we believe should benefit most, such as Korea. We believe that the consensus view on global growth and the emerging markets is too pessimistic as a result of being overshadowed by geopolitical factors.

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

PERFORMANCE AT A GLANCE

                                                                                                                       SINCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/03                           6 MONTHS      1 YEAR      5 YEARS      INCEPTION^
-------------------------------------------------------------------------------------------------------------------------------
Before deducting                         Class A*                               -6.85%      -16.55%        N/A         -13.44%
maximum sales charge                     Class B**                              -7.44       -17.37         N/A         -11.34
or UBS PACE program fee                  Class C***                             -7.44       -17.37         N/A         -11.01
                                         Class Y****                            -7.08       -16.72         N/A         -15.20
                                         Class P*****                           -6.93       -16.38       -8.43%         -6.25
-------------------------------------------------------------------------------------------------------------------------------
After deducting                          Class A*                              -11.97       -21.12         N/A         -15.70
maximum sales charge                     Class B**                             -12.07       -21.50         N/A         -12.61
or UBS PACE program fee                  Class C***                             -9.31       -19.04         N/A         -11.42
                                         Class P*****                           -7.63       -17.62       -9.79          -7.65
-------------------------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Free (EMF) Index                                          -0.76        -9.48       -3.09          -4.24
-------------------------------------------------------------------------------------------------------------------------------
Lipper Emerging Markets Funds Median                                            -2.28       -10.57       -3.79          -2.65
-------------------------------------------------------------------------------------------------------------------------------

Average annual total returns for periods ended December 31, 2002, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -18.59%; since inception,-15.95%; Class B--1-year period, -19.04%; since inception, -12.74%; Class C--1-year period, -16.43%; since inception, -11.50%; Class Y--1-year period, -13.93%; since inception, -15.40%; Class P--1-year period, -14.98%; 5-year period, -10.62%; since inception, -7.61%.

^ Inception: Since commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Inception returns for the Index and Lipper Median are shown as of nearest month-end of the inception of the oldest share class:
      August 31, 1995.

* Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge imposed on purchases of 1% and a maximum contingent deferred sales charge of 1%, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

**** The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

***** Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees, but are subject to a maximum annual UBS PACE program fee of 1.5% of the value of Class P shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of less than one year are cumulative.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

UBS PACE INTERNATIONAL EMERGING MARKET EQUITY INVESTMENTS - PORTFOLIO STATISTICS

CHARACTERISTICS*                                                                    1/31/03
-------------------------------------------------------------------------------------------
Net Assets (mm)                                                                  $     73.6
Number of Securities                                                                    146
Equities (common and preferred stocks, and rights)                                     96.8%
Cash Equivalents and Other Assets in Excess of Liabilities                              3.2%
-------------------------------------------------------------------------------------------

REGIONAL ALLOCATION*                                                                1/31/03
-------------------------------------------------------------------------------------------
Asia                                                                                   54.4%
Latin America                                                                          17.4
Europe/Middle East/Africa                                                              25.0
Cash Equivalents and Other Assets in Excess of Liabilities                              3.2
-------------------------------------------------------------------------------------------
Total                                                                                 100.0%
-------------------------------------------------------------------------------------------

TOP FIVE COUNTRIES*                                                                 1/31/03
-------------------------------------------------------------------------------------------
South Korea                                                                            21.7%
Taiwan                                                                                 11.9
Mexico                                                                                  9.6
South Africa                                                                            9.6
Brazil                                                                                  7.8
-------------------------------------------------------------------------------------------
Total                                                                                  60.6%
-------------------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS*                                                            1/31/03
-------------------------------------------------------------------------------------------
Samsung Electronics                                                                     7.0%
Taiwan Semiconductor                                                                    3.4
Anglo American PLC                                                                      2.6
China Mobile (Hong Kong)                                                                2.5
Impala Platinum Holdings                                                                2.4
Pohang Iron & Steel                                                                     2.2
America Movil                                                                           2.1
Siam Commercial Bank                                                                    1.9
Standard Bank Group                                                                     1.8
Kookmin Bank                                                                            1.7
-------------------------------------------------------------------------------------------
Total                                                                                  27.6%
-------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of January 31, 2003. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments
Portfolio of Investments - January 31, 2003 (unaudited)

PRINCIPAL
  AMOUNT                                                                    MATURITY              INTEREST
  (000)                                                                       DATES                 RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.02%
--------------------------------------------------------------------------------------------------------------------------------
  $14,000 U.S. Treasury Bills                                         02/06/03 to 07/03/03     1.170 to 1.595%@   $   13,976,039
    3,000 Federal Farm Credit Bank                                                02/03/03              1.250*         2,999,713
    4,000 Federal Home Loan Bank                                                  02/03/03              1.275*         3,999,640
    8,000 Federal Home Loan Bank                                      08/14/03 to 02/27/04     1.450 to 2.050          8,000,000
    1,000 Federal Home Loan Mortgage Corp.                                        01/15/04              3.250          1,016,302
    7,000 Federal National Mortgage Association                                   02/03/03     1.250 to 1.308*         6,999,617
    2,148 Federal National Mortgage Association                       02/03/03 to 08/28/03     1.240 to 2.000          2,147,921
    2,000 Federal National Mortgage Association                                   04/30/03              1.225@         1,994,011
    7,000 Student Loan Marketing Association                          04/02/03 to 02/20/04     1.400 to 2.650          7,000,000
Total U.S. Government and Agency Obligations (cost - $48,133,243)                                                     48,133,243
--------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 6.71%
--------------------------------------------------------------------------------------------------------------------------------
DOMESTIC - 2.37%
--------------------------------------------------------------------------------------------------------------------------------
    3,000 Sun Trust Bank, Inc.                                                    02/03/03              1.000*         2,999,925

YANKEE - 4.34%
--------------------------------------------------------------------------------------------------------------------------------
    1,000 ABN-AMRO Bank N.V                                                       10/10/03              1.800          1,000,000
    2,000 Barclays Bank PLC                                                       02/03/03              1.300*         1,999,928
    1,500 Royal Bank Scotland PLC                                                 11/06/03              1.750          1,500,000
    1,000 Westdeutcshe Landesbank Girozentrale                                    05/23/03              2.680            999,910
                                                                                                                       5,499,838
Total Certificates of Deposit (cost - $8,499,763)                                                                      8,499,763
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - 44.42%
--------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED-BANKING - 1.97%
--------------------------------------------------------------------------------------------------------------------------------
    2,500 Stellar Funding Group, Inc.                                             02/05/03              1.300          2,499,639

ASSET BACKED-MISCELLANEOUS - 16.45%
--------------------------------------------------------------------------------------------------------------------------------
    2,000 Amsterdam Funding Corp.                                                 03/03/03              1.260          1,997,900
    4,000 Asset Securitization Cooperative Corp.                                  02/20/03              1.280          3,997,298
    3,000 Enterprise Funding Corp.                                                02/12/03              1.260          2,998,845
    2,500 Galaxy Funding, Inc.                                                    03/27/03              1.300          2,495,125
    2,115 Giro Multi-Funding Corp.                                                02/14/03              1.300          2,114,007
    2,000 Old Line Funding Corp.                                                  03/06/03              1.260          1,997,690
    2,505 Thunderbay Funding                                                      02/18/03              1.310          2,503,450
    2,721 Triple A One Funding Corp.                                              02/21/03              1.280          2,719,065
                                                                                                                      20,823,380

BANKING--DOMESTIC - 7.06%
--------------------------------------------------------------------------------------------------------------------------------
    2,947 Danske Corp.                                                02/26/03 to 02/27/03     1.260 to 1.300          2,944,320
    4,000 Dexia Delaware LLC                                                      02/10/03              1.270          3,998,730
    2,000 Nordea North America, Inc.                                              02/11/03              1.280          1,999,289
                                                                                                                       8,942,339

BANKING--FOREIGN - 3.16%
--------------------------------------------------------------------------------------------------------------------------------
    4,000 HBOS Treasury Services PLC                                  02/04/03 to 02/25/03     1.300 to 1.530          3,998,012

BROKERAGE - 3.95%
--------------------------------------------------------------------------------------------------------------------------------
    2,000 Bear Stearns Co., Inc.                                                  02/03/03              1.350          1,999,850
    3,000 Morgan Stanley & Co.                                                    02/03/03              1.280          2,999,787
                                                                                                                       4,999,637

PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
  (000)                                                                       DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
ENERGY--INTEGRATED - 1.57%
--------------------------------------------------------------------------------------------------------------------------------
   $2,000 Shell Finance PLC                                                       06/16/03              1.280%    $    1,990,400
FINANCE--NONCAPTIVE DIVERSIFIED - 2.76%
--------------------------------------------------------------------------------------------------------------------------------
    2,500 CIT Group, Inc.                                                         03/06/03              1.280          2,497,066
    1,000 General Electric Capital Corp.                                          02/03/03              1.320            999,927
                                                                                                                       3,496,993
PHARMACEUTICALS - 5.13%
--------------------------------------------------------------------------------------------------------------------------------
    2,000 GlaxoSmithKline Finance PLC                                             02/24/03              1.260          1,998,390
    4,500 Pfizer, Inc.                                                            02/19/03              1.310          4,497,053
                                                                                                                       6,495,443
UTILITIES - 2.37%
--------------------------------------------------------------------------------------------------------------------------------
    3,000 RWE AG                                                                  03/18/03              1.300          2,995,125
Total Commercial Paper (cost - $56,240,968)                                                                           56,240,968
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS - 7.90%
--------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED-FINANCE - 6.32%
--------------------------------------------------------------------------------------------------------------------------------
    2,000 CC (USA), Inc.                                                          02/03/03              1.330*         2,000,000
    2,000 Dorada Finance, Inc.                                                    02/03/03              1.325*         1,999,939
    4,000 K2 (USA) LLC                                                02/03/03 to 02/06/03     1.330 to 1.359*         4,000,000
                                                                                                                       7,999,939
FINANCE--NONCAPTIVE DIVERSIFIED - 1.58%
--------------------------------------------------------------------------------------------------------------------------------
    2,000 General Electric Capital Corp.                                          02/03/03              1.409*         2,000,000
Total Short-Term Corporate Obligations (cost - $9,999,939)                                                             9,999,939
--------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                          MATURITY            INTEREST
  (000)                                                                             DATES               RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS+ - 6.17%
--------------------------------------------------------------------------------------------------------------------------------
    4,236 AIM Liquid Assets Portfolio                                             02/03/03              1.310%    $    4,235,643
       57 AIM Prime Portfolio                                                     02/03/03              1.200             56,799
      228 BlackRock Provident Institutional TempFund                              02/03/03              1.239            228,258
       34 Dreyfus Cash Management Fund                                            02/03/03              1.230             33,728
    3,255 Scudder Institutional Fund, Inc.                                        02/03/03              1.290          3,255,018
Total Money Market Funds (cost - $7,809,446)                                                                           7,809,446
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $130,683,359) - 103.22%                                                                    130,683,359
Liabilities in excess of other assets - (3.22)%                                                                       (4,082,803)
Net Assets (applicable to 126,600,776 shares of beneficial
interest outstanding equivalent to $1.00 per share) - 100.00%                                                     $  126,600,556
--------------------------------------------------------------------------------------------------------------------------------

* Variable rate securities - maturity dates reflect earlier of reset date or stated maturity date. The interest rates shown are the current rates as of January 31, 2003, and reset periodically.

@    Interest rates shown are discount rates at date of purchase.

+    Interest rates shown reflect yield at January 31, 2003.

                       Weighted average maturity - 61 days

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments
Portfolio of Investments - January 31, 2003 (unaudited)

PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
  (000)                                                                       DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 11.93%
--------------------------------------------------------------------------------------------------------------------------------
  $51,900 U.S. Treasury Bonds(2) (cost - $61,024,258)                 11/15/16 to 08/15/28     5.500 to 8.875%    $   60,362,808
--------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 15.70%
--------------------------------------------------------------------------------------------------------------------------------
      629 GNMA                                                                    06/20/22              5.375            648,422
      103 GNMA                                                        08/15/21 to 09/15/23              7.500            111,193
      265 GNMA                                                        12/15/07 to 02/15/23              8.000            285,654
    2,329 GNMA                                                                    04/15/19              8.250          2,559,213
    2,564 GNMA                                                        08/15/09 to 11/20/30              9.000          2,786,759
    1,656 GNMA                                                        02/15/16 to 09/15/20             10.500          1,918,541
      462 GNMA                                                        06/15/11 to 02/15/16             11.000            535,935
    1,193 GNMA                                                        09/15/10 to 05/15/19             11.500          1,387,635
    3,252 GNMA ARM                                                                05/20/30              4.250          3,314,997
   11,276 GNMA ARM                                                    01/20/18 to 04/20/27              5.375         11,593,699
      665 GNMA ARM                                                                06/20/30              5.500            685,455
    2,010 GNMA ARM                                                                07/20/30              6.500          2,056,057
    2,757 GNMA ARM                                                    11/20/21 to 12/20/27              6.625          2,846,503
    2,384 GNMA ARM                                                    07/20/17 to 09/20/26              6.750          2,462,312
       48 GNMA ARM                                                    03/15/10 to 09/15/10             11.500             55,381
   20,000 GNMA I TBA                                                                   TBA              6.000         20,712,500
      124 GNMA II                                                                 01/20/27              5.375            127,114
    1,469 GNMA II                                                     06/20/17 to 09/20/30              9.000          1,609,075
      396 GNMA II ARM                                                             04/20/30              4.250            404,283
   16,189 GNMA II ARM                                                 04/20/30 to 08/20/30              5.000         16,644,349
       45 GNMA II ARM                                                             02/20/28              5.250             46,157
    3,201 GNMA II ARM                                                 04/20/18 to 02/20/28              5.375          3,302,108
    1,275 GNMA II ARM                                                 07/20/30 to 08/20/30              5.500          1,317,399
      848 GNMA II ARM                                                 10/20/30 to 11/20/31              6.500            866,863
      183 GNMA II ARM                                                             10/20/29              6.625            188,985
      948 GNMA II ARM                                                 07/20/27 to 08/20/27              6.750            979,357
Total Government National Mortgage Association Certificates
  (cost - $77,661,818)                                                                                                79,445,946
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 18.91%
--------------------------------------------------------------------------------------------------------------------------------
    8,953 FHLMC                                                                   12/15/16              5.750          9,214,524
    5,710 FHLMC                                                                   07/01/08              6.000          5,922,711
      357 FHLMC                                                       09/01/04 to 08/01/25              7.000            367,304
      191 FHLMC                                                                   05/01/21              7.450            192,670
      250 FHLMC                                                       10/01/17 to 11/01/24              7.500            268,014
      438 FHLMC                                                       03/01/13 to 01/01/23              8.000            477,035
      669 FHLMC                                                       04/01/04 to 05/01/16              8.500            701,522
    2,230 FHLMC                                                       07/01/09 to 04/01/25              9.000          2,447,675
      204 FHLMC                                                                   11/01/16              9.750            226,504
      306 FHLMC                                                       10/01/05 to 11/01/20             10.500            345,424
    2,249 FHLMC                                                       05/01/11 to 12/01/20             11.000          2,580,589
      538 FHLMC                                                       06/01/04 to 07/01/19             11.500            622,457
    1,043 FHLMC ARM                                                               11/01/27              4.392          1,074,687
    2,162 FHLMC ARM                                                               12/01/29              4.735          2,240,941

PRINCIPAL
  AMOUNT                                                                    MATURITY              INTEREST
  (000)                                                                       DATES                 RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
     $639 FHLMC ARM                                                               01/01/28              4.768%    $      658,933
      930 FHLMC ARM                                                               10/01/23              4.797            964,688
    2,833 FHLMC ARM                                                               07/01/28              4.800          2,937,361
    2,779 FHLMC ARM                                                               10/01/27              4.877          2,872,939
    2,116 FHLMC ARM                                                               04/01/29              4.880          2,193,172
    4,011 FHLMC ARM                                                               11/01/29              4.970          4,179,943
    2,079 FHLMC ARM                                                               01/01/29              4.972          2,146,221
    2,965 FHLMC ARM                                                               06/01/28              5.093          3,095,783
    1,559 FHLMC ARM                                                               07/01/24              5.168          1,614,643
      441 FHLMC ARM                                                               01/01/30              5.223            460,178
    2,227 FHLMC ARM                                                               10/01/27              5.302          2,279,807
    2,302 FHLMC ARM                                                               11/01/25              5.713          2,358,981
      696 FHLMC ARM                                                               10/01/29              5.816            722,158
   18,915 FHLMC ARM                                                               03/18/08              6.220         19,027,336
   16,000 FHLMC TBA                                                                    TBA              5.500         16,175,008
    7,000 FHLMC TBA                                                                    TBA              6.500          7,297,500
Total Federal Home Loan Mortgage Corporation Certificates
  (cost - $94,597,789)                                                                                                95,666,708
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 3.46%
--------------------------------------------------------------------------------------------------------------------------------
      467 FHA Greystone                                                           12/01/20              7.430~           475,979
      747 FHA Hilltop                                                             08/01/23              7.000            737,846
      670 FHA Parker                                                              10/01/17              7.450            681,579
    8,539 FHA Project Notes                                           04/01/19 to 12/01/23     7.350 to 8.430~         8,598,080
    2,045 FHA Reilly                                                  07/01/20 to 08/01/20     6.896 to 7.430          2,067,963
    4,934 FHA Wingate St. Francis                                                 04/01/31              8.375          4,934,381
Total Federal Housing Administration Certificates
 (cost - $17,487,077)                                                                                                 17,495,828
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 43.54%
--------------------------------------------------------------------------------------------------------------------------------
   23,000 FNMA                                                                    04/15/03              5.750         23,207,851
    4,962 FNMA                                                        09/01/12 to 10/01/31              6.500          5,243,102
      301 FNMA                                                                    03/01/04              7.000            306,068
    2,111 FNMA                                                        05/01/24 to 11/01/26              7.500          2,267,162
      919 FNMA                                                        07/01/25 to 11/01/26              8.000          1,006,458
    1,412 FNMA                                                                    09/01/25              8.500          1,541,429
    1,562 FNMA                                                        02/01/05 to 02/01/26              9.000          1,710,504
      943 FNMA                                                        04/01/10 to 12/01/15              9.250          1,018,410
       86 FNMA                                                        03/01/06 to 12/01/09              9.500             88,888
      411 FNMA                                                                    08/01/19             10.000            459,690
      171 FNMA                                                        07/01/10 to 06/01/19             10.250            192,160
      409 FNMA                                                        02/01/12 to 04/01/22             10.500            466,287
      848 FNMA                                                        07/01/13 to 05/01/20             11.000            962,531
   15,556 FNMA ARM                                                                10/01/26              3.141         15,769,116
    1,200 FNMA ARM                                                                09/01/15              3.668          1,220,382
    6,931 FNMA ARM                                                                03/01/07              3.820          6,965,328
      507 FNMA ARM                                                                02/01/26              4.266            519,275

PRINCIPAL
  AMOUNT                                                                          MATURITY             INTEREST
  (000)                                                                            DATES                RATES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
     $933 FNMA ARM                                                                09/01/26              4.329%    $      955,868
      839 FNMA ARM                                                                02/01/30              4.572            866,496
      687 FNMA ARM                                                                02/01/29              4.660            702,295
      713 FNMA ARM                                                                07/01/30              5.109            739,588
    1,117 FNMA ARM                                                                05/01/30              5.480          1,161,894
      103 FNMA ARM                                                                11/01/23              5.781            105,706
      556 FNMA ARM                                                                12/01/27              5.877            581,589
    1,529 FNMA ARM                                                                03/01/25              6.219          1,582,048
      682 FNMA ARM                                                                09/01/29              6.911            713,631
    2,887 FNMA ARM                                                                09/01/21              6.930          3,184,971
    2,892 FNMA ARM                                                                07/01/09              7.249          3,314,548
   82,500 FNMA TBA                                                                     TBA              5.000         83,763,240
   26,000 FNMA TBA                                                                     TBA              5.500         26,292,500
   32,000 FNMA TBA                                                                     TBA              6.500         33,340,000
Total Federal National Mortgage Association Certificates
 (cost - $218,004,917)                                                                                               220,249,015
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.68%
--------------------------------------------------------------------------------------------------------------------------------
    3,070 Farmer Mac., Series 2002, Class AA1                                     04/25/11              7.727~         3,439,148
        0 FDIC REMIC, Series 1996-C100, Class 1A                                  05/25/26              6.750                381
      159 FHLMC GNMA REMIC, Series 23, Class KZ                                   11/25/23              6.500            171,667
      169 FHLMC REMIC, Series 0159, Class H                                       09/15/21              4.500            170,485
      120 FHLMC REMIC, Series 0185, Class E                                       08/15/06              9.000            119,399
      830 FHLMC REMIC, Series 1003, Class H                                       10/15/20              2.125~           838,294
        3 FHLMC REMIC, Series 1347, Class HC                                      12/15/21              4.250              2,803
       38 FHLMC REMIC, Series 1349, Class PS                                      08/15/22              7.500             39,856
    1,317 FHLMC REMIC, Series 1502, Class PX                                      04/15/23              7.000          1,402,307
      686 FHLMC REMIC, Series 1534, Class Z                                       06/15/23              5.000            686,213
    1,941 FHLMC REMIC, Series 1542, Class Z                                       07/15/23              7.000          1,960,437
      213 FHLMC REMIC, Series 1573, Class PZ                                      09/15/23              7.000            240,703
    1,266 FHLMC REMIC, Series 1589, Class Z                                       09/15/23              6.250          1,319,510
    1,750 FHLMC REMIC, Series 1592, Class J                                       12/15/21              6.300          1,806,379
      178 FHLMC REMIC, Series 1658, Class GZ                                      01/15/24              7.000            199,111
    1,175 FHLMC REMIC, Series 1694, Class Z                                       03/15/24              6.500          1,222,805
      103 FHLMC REMIC, Series 1775, Class Z                                       03/15/25              8.500            110,655
    1,603 FHLMC REMIC, Series 1933, Class ZA                                      02/15/27              8.000          1,739,943
      274 FHLMC REMIC, Series 2156, Class ZB                                      05/15/29              6.000            249,810
      720 FHLMC REMIC, Series 2258, Class F                                       06/15/29              1.690~           723,370
    1,398 FHLMC REMIC, Series 2411, Class FJ                                      12/15/29              1.690~         1,403,426
       31 FNMA REMIC, Trust 1992-074, Class Z                                     05/25/22              8.000             33,126
      160 FNMA REMIC, Trust 1992-129, Class L                                     07/25/22              6.000            167,829
      199 FNMA REMIC, Trust 1992-158, Class ZZ                                    08/25/22              7.750            223,162
    1,490 FNMA REMIC, Trust 1993-037, Class PX                                    03/25/23              7.000          1,607,917
   24,605 FNMA REMIC, Trust 1993-223, Class A                                     09/25/22              6.300         25,255,146
       32 FNMA REMIC, Trust 1993-240, Class Z                                     12/25/13              6.250             33,478
       85 FNMA REMIC, Trust 1993-250, Class Z                                     12/25/23              7.000             90,701

PRINCIPAL
  AMOUNT                                                                         MATURITY             INTEREST
  (000)                                                                            DATES                RATES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
      $91 FNMA REMIC, Trust 1994-027, Class CZ                                    02/25/24              6.500%    $       91,578
      456 FNMA REMIC, Trust G92-040, Class ZC                                     07/25/22              7.000            489,201
      148 FNMA REMIC, Trust G94-006, Class PJ                                     05/17/24              8.000            166,575
    1,806 FNMA REMIC, Trust Series 1987-002, Class Z                              11/25/17             11.000          2,116,393
    1,160 FNMA REMIC, Trust Series 1988-007, Class Z                              04/25/18              9.750          1,307,416
    3,300 FNMA REMIC, Trust Series 1993-163, Class PK                             10/25/21              6.250          3,350,799
    4,879 FNMA REMIC, Trust Series 1998-036, Class PM                             11/18/22              6.250          4,913,902
      405 GNMA REMIC, Trust Series 2000-009, Class FH                             02/16/30              1.920~           406,911
      399 Small Business Administration, Series 1995-10, Class B1                 03/01/05              7.750            412,360
      247 Small Business Administration, Series 1997-P10, Class B11               05/01/07              7.310            276,255
    2,240 Small Business Administration, Series 2000-10, Class B1                 08/01/10              7.449          2,533,218
      100 Bank of America Mortgage Securities, Series 1999-5,
           Class A22                                                              05/25/29              6.500            103,736
      450 Bank of America Mortgage Securities, Series 1999-8,
           Class A12                                                              08/25/29              6.750            466,209
    1,750 Chase Mortgage Finance Corp., Series 1998-AS1, Class IA-8               08/25/28              6.750          1,797,162
    1,000 Countrywide Home Loan, Inc.                                             06/15/04              6.850          1,060,516
    3,000 CS First Boston Mortgage Securities Corp., Series 2001,
           Class S13                                                              08/25/31              2.553~         3,028,438
      429 CWMBS, Inc., Series 1998-15, Class A8                                   10/25/28              6.750            428,759
      194 Green Tree Financial Corp., Series 1998-2, Class A5                     11/01/16              6.240            197,757
    3,000 Green Tree Financial Corp., Series 1999-3, Class A8                     02/01/31              7.060          2,371,052
      120 Headlands Mortgage Security, Inc. REMIC, Series 1997-1,
          Class A, II                                                             03/15/12              7.750            119,752
       52 Headlands Mortgage Security, Inc. REMIC, Series 1997-2,
          Class A, II                                                             05/25/12              7.750             51,735
       30 Headlands Mortgage Security, Inc. REMIC, Series 1997-4,
          Class A, II                                                             11/25/12              7.250             29,930
    1,395 Impac Secured Assets CMN Owner Trust, Series 1998-1,
          Class M2                                                                07/25/25              7.770          1,458,773
      300 Norwest Integrated Structured Assets, Inc., Series
          1998-3, Class 1A-2                                                      12/25/28              7.000            301,920
      512 PNC Mortgage Securities Corp., Series 2000-8, Class 3A-1                12/25/30              2.070~           513,204
       74 Prudential Home Mortgage Securities REMIC, Series
          1993-29, Class A8                                                       08/25/08              6.750             74,024
       31 Prudential Securities Trust, Series 18, Class E                         09/25/20              7.000             31,420
      120 Residential Funding Mortgage Securities, Inc., Series
          1998-S20, Class A10                                                     09/25/28              6.500            121,465
      754 Ryland Mortgage Acceptance Corp., Series 76, Class B                    08/01/18              9.000            766,076
Total Collateralized Mortgage Obligations (cost - $71,935,909)                                                        74,244,597
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 2.33%
--------------------------------------------------------------------------------------------------------------------------------
      431 Bayview Financial Acquisition Trust, Series 2000-A,
          Class M1 (3)                                                            02/25/30              2.003~           428,840
    2,516 Bayview Financial Acquisition Trust, Series 2000-C,
          Class M2                                                                07/25/30              2.203~         2,514,630
      114 Beneficial Home Equity Loan Trust                                       04/28/26              1.629~           114,133
    2,000 Conseco Finance Home Loan Trust                                         06/15/24              9.520          2,116,849
      350 Conseco Finance Securitizations Corp., Series 1999-F,
          Class M2                                                                10/15/30              9.300            370,179
    1,505 Conseco Finance Securitizations Corp., Series 1999-H,
          Class MF2                                                               12/15/29              9.290          1,578,033
    1,000 Conseco Finance Securitizations Corp., Series 2000-5,
          Class M1                                                                02/01/32              8.400            650,000
    1,638 Embarcadero Aircraft Securitization Trust, Series 2000-A,
          Class B (1)(3)                                                          08/15/25              2.470~            16,380
    3,767 GE Capital Mortgage Services, Inc., Series 1999-HE1,
          Class B1                                                                04/25/29              7.200          3,962,785
    2,000 NPF XII, Inc., Series 2000-2, Class B (1)(3)                            10/01/03              2.533~            20,000
Total Asset-Backed Securities (cost - $15,098,454)                                                                    11,771,829
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
  (000)                                                                       DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES+ - 0.60%
--------------------------------------------------------------------------------------------------------------------------------
     $789 FHLMC REMIC, Series 0013, Class B (1)+++                                06/25/23              7.000%    $      298,697
      217 FHLMC REMIC, Series 0015, Class WA (1)+++                               03/25/22              7.000             20,074
       83 FHLMC REMIC, Series 1554, Class 1 (1)+++                                08/15/08              6.500*            12,995
    4,552 FHLMC REMIC, Series 1627, Class PN (1)+++                               09/15/22              6.000            416,763
      440 FHLMC REMIC, Series 2136, Class GD (1)+++                               03/15/29              7.000             23,434
    1,130 FHLMC REMIC, Series 2143, Class IB (1)+++                               12/15/24              6.000             80,016
    2,110 FHLMC REMIC, Series 2178, Class PI (1)+++                               08/15/29              7.500            236,287
        2 FNMA REMIC, Trust 1992-142, Class KB (1)+++                             08/25/07             11.977             34,661
        3 FNMA REMIC, Trust 1992-157, Class JA (1)+++                             09/25/07             10.146             34,163
      295 FNMA REMIC, Trust 1992-207, Class U (1)+++                              10/25/07              7.500             26,876
    1,233 FNMA REMIC, Trust 1993-116, Class H (1)+++                              07/25/22              7.000             39,640
    1,585 FNMA REMIC, Trust 1993-138, Class JC (1)+++                             11/25/22              7.000             48,819
       47 FNMA REMIC, Trust 1993-161, Class GC (1)**                              02/25/23              0.000*            46,018
        3 FNMA REMIC, Trust 1994-007, Class PK (1)+++                             05/25/08              6.500*                 0
      388 FNMA REMIC, Trust 1994-030, Class IA (1)+++                             11/25/22              6.500*            20,916
       78 GNMA REMIC, Trust Series 1998-001, Class PG (1)+++                      07/20/24              7.000                 13
      125 Chase Mortgage Finance Corp., Series 1998-S2,
          Class A4 (1)+++                                                         07/25/28              6.750              1,324
    1,981 CMC Securities Corp. IV, Series 1994-H2,
          Class AIO (1) +++                                                       01/25/10              0.435*               929
    5,820 CWMBS, Inc., Series 1998-14, Class A2 (1)+++                            12/25/13              0.500*            20,005
   42,058 Hilton Hotel Pool Trust, Series 2000-HLTA, Class X (3)+++               10/03/15              0.627*         1,656,040
        6 Residential Funding Mortgage Securities, Inc., Series
          1993-S15, Class A9 (1)+++                                               04/25/08              1.000++            7,739
Total Stripped Mortgage-Backed Securities (cost - $3,830,037)                                                          3,025,409
--------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 0.32%
--------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.32%
--------------------------------------------------------------------------------------------------------------------------------
    1,600 Pfizer, Inc. (cost - $1,597,889)                                        03/11/03              1.250@         1,597,889
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 19.46%
--------------------------------------------------------------------------------------------------------------------------------
   35,600 Federal Home Loan Bank Discount Notes                       02/14/03 to 04/16/03     1.210 to 1.280         35,570,596
   10,300 Federal Home Loan Mortgage Corp. Discount Notes             03/20/03 to 05/22/03     1.250 to 1.285         10,268,707
   38,500 Federal National Mortgage Association Discount Notes        03/25/03 to 05/14/03     1.270 to 1.290         38,364,150
   14,260 U.S. Treasury Bills~~~                                                  02/20/03     1.115 to 1.195         14,251,435
Total Short-Term U.S. Government and Agency Obligations
(cost - $98,454,888)                                                                                                  98,454,888
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 7.06%
--------------------------------------------------------------------------------------------------------------------------------
   35,704 Repurchase Agreement dated 01/31/03 with State Street
           Bank & Trust Co., collateralized by $24,580,000 U.S.
           Treasury Notes, 3.625% due 03/31/04 and $10,950,000 U.S.
           Treasury Bills, 0.000% due 04/10/03;
           (value - $36,614,740); proceeds: $35,707,511
           (cost - $35,704,000)                                                   02/03/03              1.180         35,704,000
--------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                          MATURITY             INTEREST
  (000)                                                                            DATES                 RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 10.79%
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 10.79%
--------------------------------------------------------------------------------------------------------------------------------
       79 BlackRock Provident Institutional TempFund                              02/03/03              1.239%+   $       79,176
      936 Deutsche Cash Reserves Fund                                             02/03/03              1.241+           936,132
       17 Dreyfus Cash Management Fund                                            02/03/03              1.230+            17,023
    2,319 Scudder Institutional Fund, Inc.                                        02/03/03              1.290+         2,319,340
   51,249 UBS Private Money Market Fund LLC                                       02/03/03              1.321+        51,248,579
Total Money Market Funds (cost - $54,600,250)                                                                         54,600,250
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $749,997,286) - 148.78%                                                                    752,619,167
Liabilities in excess of other assets - (48.78)%                                                                    (246,753,963)
Net Assets - 100.00%                                                                                              $  505,865,204
--------------------------------------------------------------------------------------------------------------------------------

@      Interest rate shown is the discount rate at date of purchase.

~ Floating rate securities. The interest rates shown are the current rates as of January 31, 2003.

~~~ Entire or partial amount pledged as collateral for futures and options transactions.

*      Annualized yield at date of purchase.

** Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

+      Interest rates shown reflect yield at January 31, 2003.

+++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

(1)    Illiquid securities representing 0.28% of net assets.

(2)    Security, or portion thereof, was on loan at January 31, 2003.

(3) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of January 31, 2003.

REMIC  Real Estate Mortgage Investment Conduit.

TBA (To Be Assigned) Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

NUMBER OF
CONTRACTS
  (000)                                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS
CALL OPTIONS WRITTEN
   30,000 Eurodollar June Futures, strike @ $98.75, expires 06/16/03                                              $       7,125
   33,700 3 Month LIBOR (1) Interest Rate Swap, strike @ 5.13%, expires 11/10/03                                      1,727,833
   21,200 3 Month LIBOR (1) Interest Rate Swap, strike @ 4.00%, expires 10/07/04                                        257,898
   10,000 3 Month LIBOR (1) Interest Rate Swap, strike @ 4.00%, expires 01/07/05                                        151,160
    3,300 3 Month LIBOR (1) Interest Rate Swap, strike @ 5.97%, expires 10/04/04                                        267,716
    7,200 U.S. Treasury Note June Futures, strike @ $116.00, expires 05/24/03                                            56,880
                                                                                                                      2,468,612

PUT OPTIONS WRITTEN
   33,700 3 Month LIBOR (1) Interest Rate Swap, strike @ 6.13%, expires 11/22/03                                        285,742
   21,200 3 Month LIBOR (1) Interest Rate Swap, strike @ 6.00%, expires 10/07/04                                        642,487
   10,000 3 Month LIBOR (1) Interest Rate Swap, strike @ 7.00%, expires 01/07/05                                        123,927
    3,300 3 Month LIBOR (1) Interest Rate Swap, strike @ 5.97%, expires 10/04/04                                         66,129
                                                                                                                      1,118,285
Total Written Options (premiums received $4,052,803)                                                              $   3,586,897
--------------------------------------------------------------------------------------------------------------------------------

FUTURES CONTRACTS

NUMBER OF                                                                      IN                  EXPIRATION       UNREALIZED
CONTRACTS       CONTRACTS TO DELIVER                                      EXCHANGE FOR                DATE         APPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
      200 U.S. Treasury Bond 30 Year Futures                          $         21,671,250         March 2003     $      766,250
--------------------------------------------------------------------------------------------------------------------------------

(1)  3 Month LIBOR (London Interbank Offered Rate) at January 31, 2003 was
     1.350%.

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments
Portfolio of Investments - January 31, 2003 (unaudited)

PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
  (000)                                                                       DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 12.88%
--------------------------------------------------------------------------------------------------------------------------------
   $7,934 U.S. Treasury Bonds                                         11/15/12 to 02/15/31   5.375 to 10.375%     $   10,134,069
   29,715 U.S. Treasury Notes (1)                                     02/29/04 to 11/15/12     3.000 to 6.625         32,738,309
Total U.S. Government Obligations (cost - $41,433,423)                                                                42,872,378
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 8.48%
--------------------------------------------------------------------------------------------------------------------------------
    1,300 FHLMC                                                                   10/29/07              4.000          1,328,049
    1,600 FHLMC                                                                   10/11/12              4.750          1,584,262
   12,930 FHLMC                                                                   03/15/07              4.875         13,870,412
   10,607 FHLMC                                                       07/15/06 to 05/01/17              5.500         11,442,545
Total Federal Home Loan Mortgage Corporation Certificates
(cost - $27,598,585)                                                                                                  28,225,268
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 9.70%
--------------------------------------------------------------------------------------------------------------------------------
    1,350 FNMA                                                                    01/15/07              5.000          1,453,645
    2,195 FNMA                                                                    04/15/07              5.250          2,385,807
    6,736 FNMA                                                        02/15/06 to 07/01/17              5.500          7,284,481
    3,475 FNMA                                                                    08/01/32              5.632          3,563,961
      406 FNMA                                                                    04/01/16              6.000            425,756
    1,050 FNMA                                                        01/01/16 to 08/01/17              6.500          1,111,369
    2,900 FNMA                                                                    10/15/07              6.625          3,329,452
      188 FNMA                                                                    03/01/04              8.000            188,505
   10,000 FNMA TBA                                                                     TBA              5.000         10,150,000
    2,300 FNMA TBA                                                                     TBA              6.000          2,404,937
Total Federal National Mortgage Association Certificates
(cost - $32,147,646)                                                                                                  32,297,913
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.78%
--------------------------------------------------------------------------------------------------------------------------------
        0 FDIC REMIC Trust, Series 1996-C1, Class 1A                              05/25/26              6.750                322
    1,660 FNMA REMIC Trust, Series 1992-185, Class K                              04/25/22              7.000          1,680,706
      296 BA Mortgage Securities, Inc., Series 1997-2, Class IA5                  10/25/27              7.250            295,057
    2,000 Chase Commercial Mortgage Securities Corp., Series
          1999-2, Class A2                                                        01/15/32              7.198          2,324,563
    4,999 CS First Boston Mortgage Securities Corp., Series
          1998-C2, Class A2                                                       11/11/30              6.300          5,518,961
      402 Enterprise Mortgage Acceptance Co., Series 1998-1,
          Class A1 (2)                                                            01/15/25              6.110            400,211
    1,500 GMAC Commercial Mortgage Security, Inc., Series 1999-C2,
          Class A2                                                                09/15/33              6.945          1,706,553
    2,286 LB Commercial Conduit Mortgage Trust, Series 1999-C2,
          Class A1                                                                10/15/32              7.105          2,514,389
    2,467 Saxon Asset Securities Trust, Series 1998-4, Class MF1                  01/25/30              6.870          2,557,061
    1,953 Structured Asset Mortgage Investments, Inc., Series
          2002-4, Class 1A3                                                       10/25/32              6.000          1,998,127
      243 Structured Asset Securities Corp., Series 1995-C4,
          Class A2 ARM                                                            06/25/26              1.903            243,338
Total Collateralized Mortgage Obligations (cost - $18,626,680)                                                        19,239,288
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATION - 0.51%
--------------------------------------------------------------------------------------------------------------------------------
    1,530 United Mexican States (cost - $1,606,283)                               01/14/11              8.375          1,698,300
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - 38.24%
--------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.32%
--------------------------------------------------------------------------------------------------------------------------------
    1,175 Honeywell International, Inc.                                           11/01/11              6.125          1,288,472
      720 Lockheed Martin Corp.                                                   12/01/09              8.200            878,085
      800 Raytheon Co.                                                            11/01/08              6.150            856,623
    1,300 United Technologies Corp.                                               11/01/06              4.875          1,381,246
                                                                                                                       4,404,426

PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
  (000)                                                                       DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
AIRLINES - 0.86%
--------------------------------------------------------------------------------------------------------------------------------
   $3,177 Continental Airlines, Inc., Series 2000-2, Class A-1                    10/02/22              7.707%    $    2,860,802
AUTOMOTIVE - 3.10%
--------------------------------------------------------------------------------------------------------------------------------
    1,740 Daimler Chrysler N.A                                                    01/15/08              4.750          1,733,898
    1,985 Ford Motor Credit Co.                                       10/28/09 to 10/25/11     7.250 to 7.375          1,932,023
    1,225 Ford Motor Credit Co. MTN                                               12/30/14              9.140          1,286,102
    5,500 General Motors Acceptance Corp.                                         09/15/11              6.875          5,355,977
                                                                                                                      10,308,000
BANKING - 0.29%
--------------------------------------------------------------------------------------------------------------------------------
      975 Bank One N.A                                                            01/15/08              3.700            976,061
CHEMICALS - 0.32%
--------------------------------------------------------------------------------------------------------------------------------
    1,050 Dow Chemical Co.                                            12/15/08 to 10/01/12     5.750 to 6.000          1,084,467
ENERGY - 3.61%
--------------------------------------------------------------------------------------------------------------------------------
    1,600 Amerada Hess Corp.                                                      08/15/06              5.900          1,694,106
    1,445 Anadarko Petroleum Corp.                                                03/01/07              5.375          1,534,555
    2,400 Conoco Funding Co.                                                      10/15/11              6.350          2,656,296
    1,425 Kinder Morgan, Inc.                                                     09/01/12              6.500          1,510,288
    1,090 Noram Energy Corp.                                                      11/01/03              6.375          1,068,200
      400 Occidental Petroleum Corp.                                              01/15/12              6.750            449,667
      675 Ocean Energy, Inc.                                                      10/01/07              4.375            679,720
    2,200 Progress Energy, Inc.                                       03/01/06 to 03/01/11     6.750 to 7.100          2,413,621
                                                                                                                      12,006,453
FINANCIAL SERVICES - 14.38%
--------------------------------------------------------------------------------------------------------------------------------
      565 Ameritech Capital Funding Co.                                           05/18/09              6.250            592,829
    1,615 Bank of America Corp.                                                   02/15/10              7.800          1,910,516
      450 Bank of New York Co., Inc.                                              09/01/07              3.900            455,698
    1,200 Barclays Bank PLC (2)                                                   09/29/49              8.550          1,449,120
    2,930 Citicorp, Inc.                                                          01/15/06              6.375          3,191,781
    2,700 Citigroup, Inc.                                             05/10/06 to 10/01/10     5.750 to 7.250          3,045,386
    1,500 CS First Boston, Inc.                                       01/15/08 to 11/15/11     4.625 to 6.125          1,546,634
    1,900 European Investment Bank                                                01/24/06              5.625          2,072,938
    2,040 FleetBoston Financial Corp.                                 09/15/05 to 12/01/06     4.875 to 7.250          2,172,428
    5,191 General Electric Capital Corp.                              06/15/07 to 11/15/10     5.000 to 6.875          5,702,539
    1,815 Goldman Sachs Group, Inc.                                               01/15/08              4.125          1,826,070
    3,020 Household Finance Corp.                                     01/24/06 to 10/15/11     4.625 to 7.200          3,210,941
    5,000 International Bank for Reconstruction & Development (Japan)             03/28/06              5.000          5,379,800
    1,890 J.P. Morgan Chase & Co.                                     05/30/07 to 02/01/11     5.250 to 6.750          2,008,056
    3,200 KFW International Finance, Inc.                                         06/28/06              5.250          3,470,387
    2,025 Lehman Brothers Holdings, Inc.                              05/15/06 to 01/22/08     4.000 to 6.250          2,204,364
    1,180 Morgan Stanley & Co.                                        04/01/07 to 04/15/11     5.800 to 6.750          1,274,067
      900 Prudential Insurance Co. of America (2)                                 07/23/06              6.375            960,531
    1,660 Sears Roebuck Acceptance Corp.                              05/01/09 to 04/15/12     6.250 to 6.700          1,590,644
      650 State Street Capital Trust II                                           02/15/08              1.869#           649,466

PRINCIPAL
  AMOUNT                                                                    MATURITY              INTEREST
  (000)                                                                       DATES                 RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
     $345 State Street Corp.                                                      06/15/10              7.650%    $      410,411
    1,550 TIAA Global Markets, Inc. (2)                               11/15/07 to 01/22/08     3.875 to 4.125          1,578,412
    1,160 U.S. Bancorp                                                            08/23/07              3.950          1,179,909
                                                                                                                      47,882,927
FOOD & BEVERAGE - 1.72%
--------------------------------------------------------------------------------------------------------------------------------
    1,750 General Mills, Inc.                                                     02/15/07              5.125          1,841,835
    1,495 Kellogg Co.                                                             04/01/06              6.000          1,613,467
    1,570 Kraft Foods, Inc.                                                       11/01/11              5.625          1,663,737
      550 Safeway, Inc.                                                           03/01/06              6.150            594,198
                                                                                                                       5,713,237
FOREST PRODUCTS - 0.60%
--------------------------------------------------------------------------------------------------------------------------------
    1,875 Weyerhaeuser Co.                                            12/15/09 to 03/15/12     5.250 to 6.750          1,989,077
INSURANCE - 1.24%
--------------------------------------------------------------------------------------------------------------------------------
    1,975 Asif Global Financing XVIII (2)~~~                                      11/26/07              3.850          2,004,789
    1,100 Metlife Inc.                                                            12/15/12              5.375          1,139,520
      900 WellPoint Health Networks Inc.                                          01/15/12              6.375            979,540
                                                                                                                       4,123,849
MEDIA - 1.11%
--------------------------------------------------------------------------------------------------------------------------------
    1,540 AOL Time Warner, Inc.                                       05/01/05 to 04/15/06     5.625 to 6.125          1,583,003
    1,395 Continental Cablevision, Inc.                                           05/15/06              8.300          1,551,939
      530 Time Warner, Inc.                                                       08/15/06              8.110            574,222
                                                                                                                       3,709,164
PHARMACEUTICALS - 0.18%
--------------------------------------------------------------------------------------------------------------------------------
      575 Bristol-Myers Squibb Co.                                                10/01/06              4.750            606,658
RAILROADS - 0.63%
--------------------------------------------------------------------------------------------------------------------------------
      875 Burlington Northern Santa Fe, Inc.                                      04/15/07              7.875          1,015,286
      297 Consolidated Rail Corp.                                                 04/01/05              7.070            324,249
      120 CSX Transportation, Inc., Series A                                      03/01/06              8.410            138,094
      555 Union Pacific Corp.                                                     12/01/06              6.700            609,999
                                                                                                                       2,087,628
REAL ESTATE INVESTMENT TRUSTS - 1.32%
--------------------------------------------------------------------------------------------------------------------------------
      340 Archstone-Smith Operating Trust                                         08/15/07              5.000            348,042
    1,255 Avalonbay Communities, Inc.                                 08/01/07 to 11/01/12     5.000 to 6.125          1,272,555
    1,750 EOP Operating LP                                                        07/15/11              7.000          1,921,307
      780 Equity Residential Properties Trust                                     03/15/12              6.625            839,944
                                                                                                                       4,381,848
RETAIL - 0.95%
--------------------------------------------------------------------------------------------------------------------------------
    1,660 Kohl's Corp.                                                            03/01/11              6.300          1,820,290
    1,175 Wal-Mart Stores, Inc.                                       08/10/09 to 06/29/11     6.875 to 8.875          1,351,179
                                                                                                                       3,171,469
SPECIALTY PURPOSE ENTITY - 0.31%
--------------------------------------------------------------------------------------------------------------------------------
    1,025 Core Investment Grade Trust I                                           11/30/07              4.727          1,040,078

PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
  (000)                                                                       DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.55%
--------------------------------------------------------------------------------------------------------------------------------
   $1,600 Citizens Communications Co.                                             06/01/06              7.600%    $    1,714,504
      905 Comcast Cable Communications, Inc.                                      05/01/07              8.375          1,014,545
      825 Deutsche Telekom International Finance BV                               06/15/10              8.500            931,636
    1,320 MCI WorldCom Inc. (3)                                       04/01/04 to 05/15/06     7.550 to 8.000            288,750
    2,605 Qwest Communications International, Inc., Series B                      11/01/08              7.250          2,136,100
    1,150 SBC Communications, Inc.                                    03/15/11 to 02/01/12     5.875 to 6.250          1,245,550
    1,000 Turner Broadcasting Systems, Inc.                                       07/01/13              8.375          1,124,126
    3,450 Verizon, Inc.                                                           11/15/11              5.650          3,588,076
   14,150 Worldcom Inc. (3)                                           05/15/03 to 04/01/07     6.500 to 7.875          3,095,312
                                                                                                                      15,138,599
UTILITIES - 1.75%
--------------------------------------------------------------------------------------------------------------------------------
      650 Dominion Resources, Inc.                                                12/15/09              5.125            655,907
      975 DTE Energy Co.                                                          06/01/06              6.450          1,051,514
      800 Exelon Corp.                                                            05/01/11              6.750            874,979
      800 FirstEnergy Corp.                                                       11/15/11              6.450            803,728
      675 Oncor Electric Delivery Co. (2)                             09/01/07 to 01/15/15     5.000 to 6.375            675,520
      725 Tampa Electric Co.                                                      08/15/07              5.375            748,918
      910 Virginia Electric & Power Co.                               03/31/06 to 03/01/25     5.750 to 8.250          1,003,067
                                                                                                                       5,813,633
Total Corporate Notes (cost - $135,810,506)                                                                          127,298,376
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 12.13%
--------------------------------------------------------------------------------------------------------------------------------
      720 Aames Mortgage Trust, Series 1996-D, Class A1G                          03/15/29              7.320            719,346
      325 American Airlines, Inc.                                                 04/15/11              7.024            295,704
    4,000 American Express Credit Account Master Trust, Series
          2000-1, Class A                                                         09/17/07              7.200          4,394,225
    4,075 Capital Auto Receivables Asset Trust, Series 2002-3,
          Class A3                                                                10/16/06              3.580          4,189,990
    1,865 Citibank Credit Card Issuance Trust, Series 2001-A6,
          Class A6                                                                06/16/08              5.650          2,023,165
    3,200 Comed Transitional Funding Trust, Series 1998-1, Class A6               06/25/09              5.630          3,473,038
    2,975 Discover Card Master Trust I                                            05/16/06              6.200          3,085,044
    2,425 Discover Card Mount 1                                                   01/17/06              5.850          2,473,740
    2,000 Epoch 2002 Ltd.                                                         05/30/07              2.026          1,800,000
    4,200 First USA Credit Card Master Trust, Series 1996-6,
          Class A                                                                 07/10/06              1.519          4,199,388
    2,912 Ford Credit Auto Owner Trust, Series 2001-D, Class A3                   06/15/05              4.310          2,957,805
    3,500 Honda Auto Receivables Owner Trust                                      01/15/06              6.670          3,618,804
    2,100 MBNA Master Credit Card Trust, Series 2000-E, Class A                   10/15/12              7.800          2,509,365
    3,339 Polaris Trust, Series 2001-1, Class A1 +                                07/15/09              9.370~         2,267,778
    2,359 SLM Student Loan Trust, Series 2001-3, Class B                          10/25/10              1.383          2,359,106
Total Asset-Backed Securities (cost - $40,136,962)                                                                    40,366,498
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 15.63%
--------------------------------------------------------------------------------------------------------------------------------
   22,800 U.S. Treasury Bills                                         02/27/03 to 07/31/03     1.150 to 1.170         22,740,981
   23,600 Federal Home Loan Bank                                                  02/03/03              1.190         23,598,440
    5,700 Federal Home Loan Mortgage Corp.                                        03/31/03              1.205          5,688,934
Total Short-Term U.S. Government and Agency Obligations
(cost - $52,028,355)                                                                                                  52,028,355
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                          MATURITY             INTEREST
  (000)                                                                            DATES                 RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.01%
--------------------------------------------------------------------------------------------------------------------------------
      $22 Repurchase Agreement dated 01/31/03 with State Street
           Bank & Trust Co., collateralized by $21,646 U.S.
           Treasury Notes, 3.375% to 3.625%, due 03/31/04 to
           04/30/04; (value - $22,443); proceeds: $22,002
           (cost - $22,000)                                                       02/03/03              1.180%    $       22,000
--------------------------------------------------------------------------------------------------------------------------------

 NUMBER OF
  SHARES
  (000)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 5.57%
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 5.57%
--------------------------------------------------------------------------------------------------------------------------------
        1 AIM Liquid Assets Portfolio                                             02/03/03              1.310++              784
       55 BlackRock Provident Institutional TempFund                              02/03/03              1.239++           54,507
        9 Dreyfus Cash Management Fund                                            02/03/03              1.230++            9,425
    1,690 Scudder Institutional Fund, Inc.                                        02/03/03              1.290++        1,690,187
   16,787 UBS Private Money Market Fund LLC                                       02/03/03              1.321++       16,787,581
Total Money Market Funds (cost - $18,542,484)                                                                         18,542,484
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $367,952,924) - 108.93%                                                                    362,590,860
Liabilities in excess of other assets - (8.93)%                                                                      (29,734,400)
Net Assets - 100.00%                                                                                              $  332,856,460
--------------------------------------------------------------------------------------------------------------------------------

(1)    Security, or portion thereof, was on loan at January 31, 2003.

(2) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3)    Bond interest in default.

# Floating rate security. The interest rate shown is the current rate as of January 31, 2003.

@      Interest rate shown is the discount rate at date of purchase.

~      Rate reflects annualized yield at date of purchase.

~~~    Entire or partial amount pledged as collateral for futures transactions.

+ Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

++     Interest rates shown reflect yield at January 31, 2003.

ARM Adjustable Rate Mortgage--The interest rate shown is the current rate as of January 31, 2003.

MTN    Medium Term Notes.

REMIC  Real Estate Mortgage Investment Conduit.

TBA (To Be Assigned) Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS

NUMBER OF                                                                     IN                EXPIRATION          UNREALIZED
CONTRACTS       CONTRACTS TO DELIVER                                     EXCHANGE FOR              DATE            DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
       80 U.S. Treasury Note 5 Year Futures                             $     8,989,514         March 2003        $      (12,986)
--------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments
Portfolio of Investments - January 31, 2003 (unaudited)

PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
  (000)                                                                       DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 25.25%
--------------------------------------------------------------------------------------------------------------------------------
  $63,400 U.S. Treasury Bonds (3)                                     05/15/16 to 08/15/23     6.250 to 8.875%    $   62,741,074
   13,714 U.S. Treasury Inflation Index Notes ~~                      01/15/09 to 01/15/10     3.875 to 4.250         15,685,241
Total U.S. Government Obligations (cost - $77,808,881)                                                                78,426,315
--------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 2.82%
--------------------------------------------------------------------------------------------------------------------------------
    6,265 GNMA                                                                    05/16/32              6.500          6,400,573
      490 GNMA ARM                                                    11/20/23 to 05/20/26     5.375 to 6.625            503,858
    1,633 GNMA I                                                      06/15/17 to 11/15/17              8.000          1,793,303
       71 GNMA II                                                                 07/20/25              5.750             72,913
Total Government National Mortgage Association Certificates
 (cost - $8,661,598)                                                                                                   8,770,647
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 3.27%
--------------------------------------------------------------------------------------------------------------------------------
    8,052 FHLMC                                                       01/15/32 to 02/25/43     1.870 to 6.500          8,335,684
    1,637 FHLMC ARM                                                               05/01/25              7.645          1,815,497
Total Federal Home Loan Mortgage Corporation Certificates
 (cost - $9,963,584)                                                                                                  10,151,181
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 0.86%
--------------------------------------------------------------------------------------------------------------------------------
    2,617 FHA Project Notes (cost - $2,699,614)                       08/01/20 to 07/01/25              7.430          2,682,147
--------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 6.57%
--------------------------------------------------------------------------------------------------------------------------------
   13,119 FNMA                                                        05/15/31 to 08/01/40     3.580 to 8.000         13,648,298
      259 FNMA ARM                                                                09/25/30              1.870            260,152
    1,117 FNMA ARM                                                                05/01/30              5.480          1,161,894
      337 FNMA ARM                                                                05/01/27              5.517            348,946
    3,802 FNMA ARM                                                                12/01/09              7.202          4,298,850
      701 FNMA ARM COFI                                                           11/01/26              4.500            699,707
Total Federal National Mortgage Association Certificates
 (cost - $19,197,564)                                                                                                 20,417,847
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 35.22%
--------------------------------------------------------------------------------------------------------------------------------
    1,000 FHLMC REMIC, Series 1278, Class K                                       05/15/22              7.000          1,017,603
       35 FHLMC REMIC, Series 1366, Class H                                       08/15/07              6.000             35,558
       26 FHLMC REMIC, Series 1367, Class KA                                      09/15/22              6.500             27,624
    1,465 FHLMC REMIC, Series 1502, Class PX-Z                                    04/15/23              7.000          1,559,988
    1,043 FHLMC REMIC, Series 1503, Class PZ                                      05/15/23              7.000          1,112,148
      548 FHLMC REMIC, Series 1534, Class Z                                       06/15/23              5.000            548,971
      933 FHLMC REMIC, Series 1548, Class Z                                       07/15/23              7.000            995,915
    1,360 FHLMC REMIC, Series 1562, Class Z                                       07/15/23              7.000          1,509,520
      219 FHLMC REMIC, Series 1601, Class PB                                      11/15/23              6.500            225,127
      136 FHLMC REMIC, Series 1611, Class I                                       02/15/23              6.000            141,318
      927 FHLMC REMIC, Series 1628, Class KZ                                      12/15/23              6.250            972,350
      358 FHLMC REMIC, Series 1694, Class Z                                       03/15/24              6.500            372,559
    2,692 FHLMC REMIC, Series 2061, Class ZB                                      06/15/28              6.500          2,817,357
    3,870 FHLMC REMIC, Series 2106, Class ZB                                      12/15/28              6.250          3,893,313
    5,367 FHLMC REMIC, Series 2441, Class KA                                      05/15/31              5.750          5,515,476
      362 FHLMC REMIC, Series G23, Class KZ                                       11/25/23              6.500            390,152
      833 FHLMC REMIC, Series G24, Class ZA                                       11/25/23              6.500            839,954
    1,556 FNMA REMIC, Series 1998-66, Class FG                                    12/25/28              1.652~         1,557,374
      218 FNMA REMIC, Series 2002-71, Class PZ                                    04/01/27              4.817~           225,924

PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
  (000)                                                                       DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
     $104 FNMA REMIC, Trust Series 1991-065, Class Z                              06/25/21              6.500%    $      110,094
       70 FNMA REMIC, Trust Series 1992-118, Class K                              09/25/08              7.500             71,389
      156 FNMA REMIC, Trust Series 1992-129, Class L                              07/25/22              6.000            162,743
      229 FNMA REMIC, Trust Series 1992-G40, Class ZC*                            07/25/22              7.000            245,313
      103 FNMA REMIC, Trust Series 1993-037, Class PX                             03/25/23              7.000            111,482
      418 FNMA REMIC, Trust Series 1993-060, Class Z                              05/25/23              7.000            447,118
      908 FNMA REMIC, Trust Series 1993-065, Class ZZ                             06/25/13              7.000          1,035,510
      165 FNMA REMIC, Trust Series 1993-070, Class Z                              05/25/23              6.900            175,850
      478 FNMA REMIC, Trust Series 1993-096, Class Z                              06/25/23              7.000            542,321
      271 FNMA REMIC, Trust Series 1993-122, Class L                              01/25/23              6.500            277,655
       76 FNMA REMIC, Trust Series 1993-149, Class L                              08/25/23              6.000             78,367
      178 FNMA REMIC, Trust Series 1993-160, Class ZB                             09/25/23              6.500            184,757
      175 FNMA REMIC, Trust Series 1993-163, Class ZA                             09/25/23              7.000            184,437
       10 FNMA REMIC, Trust Series 1993-199, Class Z                              10/25/23              7.000             10,148
       76 FNMA REMIC, Trust Series 1993-G40, Class Z                              12/25/23              6.500             76,300
      350 FNMA REMIC, Trust Series 1994-023, Class PX                             08/25/23              6.000            363,779
    2,783 FNMA REMIC, Trust Series 1998-063, Class ZA                             11/25/28              6.000          2,782,022
    4,000 FNMA REMIC, Trust Series 1998-M, Class B                                09/25/07              6.270          4,266,664
    1,988 FNMA REMIC, Trust Series 1998-M7, Class Z                               05/25/36              6.390          1,975,337
    6,445 FNMA REMIC, Trust Series 1999-010, Class MZ                             09/17/38              6.500          6,722,084
    2,500 FNMA REMIC, Trust Series 1999-W4, Class A9                              02/25/29              6.250          2,583,083
    1,499 GNMA REMIC, Trust Series 2000-009, Class FG                             02/16/30              1.969~         1,504,883
      486 GNMA REMIC, Trust Series 2000-009, Class FH                             02/16/30              1.869~           488,294
    2,430 GNMA REMIC, Trust Series 2002-031, Class FW                             06/16/31              1.769~         2,432,025
    2,621 Small Business Administration, Series 1999-20K, Class 1                 11/01/19              7.060          2,961,417
    2,719 Small Business Administration, Series 2000-20K                          11/01/20              7.220          3,094,728
    7,829 Small Business Administration, Series 2001-P10B, Class 1                08/10/11              6.344          8,434,775
    6,000 Small Business Administration, Series 2002-20K, Class1                  11/01/22              5.080          6,130,492
    1,555 BA Mortgage Securities, Inc., Series 1998-4, Class 1A-12                06/25/28              6.750          1,592,544
      580 Bank America Mortgage Securities, Inc., Series 2002-G,
          Class 1A-3                                                              07/20/32              6.344~           590,948
       87 Bear Stearns, Series 2001-6, Class IIA                                  09/25/31              6.621~            87,030
    2,131 Bear Stearns, Series 2002-2, Class 3-A *                                06/25/31              6.860~         2,214,287
    2,536 Bear Stearns, Series 2002-6, Class A2                                   06/25/32              5.810~         2,563,944
    5,553 Bear Stearns, Series 2002-7, Class 5A-2 *                               08/25/32              5.938~         5,642,210
    1,138 Bear Stearns Mortgage Securities, Inc. REMIC, Series
          2001-9, Class 1A                                                        01/25/32              6.213~         1,146,780
       50 California Federal Bank REMIC, Series 1990-BN1, Class A                 08/25/30              5.189~            50,741
      201 Capital Asset Research Funding, Series 1998-A,
          Class A (2)+                                                            12/15/05              5.905~           206,136
    1,832 Housing Security, Inc., Series 1992-8, Class B                          06/25/24              5.044~         1,822,567
    2,496 Irwin Home Equity, Series 2002-1, Class 2A-1 *                          06/25/29              1.643~         2,491,692
      245 J.P. Morgan Commercial Mortgage Finance Corp., Series
          2000-FL1, Class A (2)                                                   04/15/10              1.650~           244,713
    1,506 Keycorp Student Loan Trust, Series 1996-A, Class A2                     08/27/25              1.878~         1,514,203
    1,228 LTC Commercial Mortgage Certificates, Series 1998-1,
          Class A (2)                                                             05/28/30              6.029~         1,294,494
       89 PNC Mortgage Securities Corp., Series 2000-8, Class 4A-1                12/25/30              1.821~            89,494
      150 Residential Funding Mortgage Securities I, Inc.,
          Series 1993-S30, Class A9                                               08/25/23              7.500            151,336

PRINCIPAL
  AMOUNT                                                                         MATURITY             INTEREST
  (000)                                                                            DATES                RATES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
   $2,350 Salomon Brothers Mortgage Securities, Inc. VII REMIC,
          Series 1993-3, Class A7-MZ                                              08/25/23              7.200%    $    2,346,015
      104 Salomon Brothers Mortgage Securities, Inc. VII,
          Series 1999-NC4, Class A                                                09/25/29              1.753~           104,097
       34 Salomon Brothers Mortgage Securities, Inc. VII,
          Series 2000-BOA1, Class A                                               12/25/30              7.607~            34,224
    5,878 Structured Asset Mortgage Investments, Inc.,
          Series 2002-AR3, Class A1                                               09/19/32              1.750          5,858,065
    1,697 Structured Asset Securities Corp., Series 1997-4,
          Class 2A-9                                                              12/25/27              7.000          1,735,013
      420 Washington Mutual Mortgage Securities Corp.,
          Series 2001-S11, Class A12                                              12/25/31              6.500            422,523
    2,583 Washington Mutual Mortgage Securities Corp.,
          Series 2002-AR11, Class A1                                              10/25/32              5.101          2,690,000
    1,523 Washington Mutual Mortgage Securities Corp.,
          Series 2002-AR2, Class 1A-1                                             07/25/32              6.313~         1,561,953
    1,716 Wells Fargo Mortgage-Backed Securities Trust, Series
          2001-25, Class IIA                                                      10/25/31              6.494~         1,732,553
Total Collateralized Mortgage Obligations (cost - $103,179,395)                                                      109,398,860
--------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 3.00%
--------------------------------------------------------------------------------------------------------------------------------
      741 Airplanes Pass-Through Trust, Series 1, Class D +                       03/15/19             10.875             14,815
        5 American Residential Mortgage Loan Trust, Series
          1998-001, Class 1                                                       05/25/29              1.533~             4,571
      304 C-Bass Trust, Series 2000-CB4, Class A1-A                               02/25/30              1.673~           303,515
    3,000 CompuCredit Credit Card Master Trust, Series 2000-6,
          Class A (2)                                                             03/15/07              1.590          2,999,479
      183 CS First Boston Mortgage Securities Corp.,
          Series 2000-HE1, Class A2                                               12/15/30              1.630~           183,291
    1,031 Delta Funding Home Equity Loan Trust, Series 1999-003,
          Class A1-A                                                              09/15/29              1.780~         1,032,336
      278 Keystone Owner Trust, Series 1998-P2, Class A4 (2)                      12/25/18              6.840            281,108
    2,798 Metropolitan Asset Funding, Inc., Series 2000-A,
          Class A3 (2)                                                            12/25/23              8.115          2,908,171
    1,428 Mid-State Trust, Series 4, Class A                                      04/01/30              8.330          1,557,884
       33 SLMA Student Loan Trust, Series 1998-1, Class A1                        01/25/07              1.869~            33,069
Total Asset-Backed Securities (cost - $9,896,989)                                                                      9,318,239
--------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES+ - 0.03%
--------------------------------------------------------------------------------------------------------------------------------
      517 FHLMC REMIC, Trust Series 1680, Class PE ++                             01/15/23              6.500(1)          57,187
      164 FNMA REMIC, Trust Series 1993-040, Class P ++                           04/25/08              7.000(1)          16,002
      467 FNMA REMIC, Trust Series 1993-201, Class JB ++                          09/25/21              6.500(1)          18,275
      143 FNMA REMIC, Trust Series 1993-201, Class JC ++                          05/25/19              6.500(1)             282
Total Stripped Mortgage-Backed Securities+ (cost - $107,571)                                                              91,746
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - 19.57%
--------------------------------------------------------------------------------------------------------------------------------
AIRLINE - 0.03%
--------------------------------------------------------------------------------------------------------------------------------
      500 United Air Lines, Inc.                                                  11/27/12             10.360            100,300
ENERGY - 1.40%
--------------------------------------------------------------------------------------------------------------------------------
      300 El Paso Corp. (2)(3)                                                    06/15/12              7.875            237,000
    2,600 Kinder Morgan Energy Partners L.P.                                      03/15/12              7.125          2,933,187
    1,500 Williams Cos., Inc. (2)                                                 03/15/12              8.125          1,177,500
                                                                                                                       4,347,687
FINANCIAL SERVICES - 5.53%
--------------------------------------------------------------------------------------------------------------------------------
    1,400 Devon Financing Corp.                                                   09/30/31              7.875          1,654,793
    3,000 Ford Motor Credit Co.                                                   10/25/11              7.250          2,857,131
    3,000 General Motors Acceptance Corp.                                         11/01/31              8.000          2,959,569
    3,600 General Motors Acceptance Corp., MTN                                    05/16/03              1.905~         3,595,551
    4,000 Infrastructure Finance Corp.                                            03/26/09              1.753~         3,920,000
    2,000 J.P. Morgan Chase & Co.                                                 02/01/11              6.750          2,197,752
                                                                                                                      17,184,796

PRINCIPAL
  AMOUNT                                                                    MATURITY              INTEREST
  (000)                                                                       DATES                 RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--DIVERSIFIED - 1.46%
--------------------------------------------------------------------------------------------------------------------------------
   $3,100 General Electric Co.                                                    02/01/13              5.000%    $    3,092,616
    1,550 Tyco International Group S.A                                            10/15/11              6.375          1,441,500
                                                                                                                       4,534,116
MEDIA - 2.24%
--------------------------------------------------------------------------------------------------------------------------------
    2,200 AOL Time Warner, Inc.                                       05/01/12 to 05/01/32     6.875 to 7.700          2,299,055
    2,000 Cox Enterprises, Inc. (2)                                               02/15/07              8.000          2,234,928
    2,400 Time Warner, Inc.                                           08/15/06 to 05/15/29     6.625 to 8.110          2,425,659
                                                                                                                       6,959,642
OIL SERVICES - 0.97%
--------------------------------------------------------------------------------------------------------------------------------
    3,000 Pemex Project Funding Master Trust (2)                                  12/15/14              7.375          3,018,750
SECURITIES & ASSET MANAGEMENT - 0.39%
--------------------------------------------------------------------------------------------------------------------------------
    1,200 Morgan Stanley & Co.                                                    04/22/04              1.614~         1,199,131
TELECOMMUNICATIONS - 5.42%
--------------------------------------------------------------------------------------------------------------------------------
    1,500 British Telecommunications PLC                                          12/15/05              7.625          1,685,543
    2,800 Deutsche Telekom International Finance BV                               06/15/30              8.250~         3,133,043
    4,200 France Telecom SA                                           03/01/06 to 03/01/11     7.750 to 8.700          4,728,930
      500 Qwest Corp.                                                             06/09/03              7.625            498,750
    2,800 Qwest Corp. (2)                                                         03/15/12              8.875          2,898,000
    4,500 Sprint Capital Corp.                                        11/15/28 to 03/15/32     6.875 to 8.750          3,907,500
                                                                                                                      16,851,766
TRANSPORTATION - 0.83%
--------------------------------------------------------------------------------------------------------------------------------
    2,600 Limestone Electron Trust (2)                                            03/15/03              8.625          2,565,784
UTILITIES - 0.50%
--------------------------------------------------------------------------------------------------------------------------------
    1,400 PSEG Power LLC                                                          04/15/11              7.750          1,539,665
YANKEE - 0.80%
--------------------------------------------------------------------------------------------------------------------------------
    2,500 Compagnie Financiere de CIC et de l'Union Europeenne                    10/29/49              2.823~         2,487,500
Total Corporate Notes (cost - $57,977,412)                                                                            60,789,137
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATIONS - 5.65%
--------------------------------------------------------------------------------------------------------------------------------
    4,087 Federal Republic of Brazil (3)                              04/15/06 to 04/15/14     2.563 to 8.000          3,265,207
EUR 5,550 Federal Republic of Germany                                 02/17/06 to 01/04/30     4.750 to 6.500          6,427,282
    1,500 Federal Republic of Panama                                              07/23/12              9.375          1,605,000
    2,250 Federal Republic of Peru                                                02/21/12              9.125          2,176,875
      500 United Mexican States                                                   12/31/19              6.250            495,000
      500 United Mexican States                                                   09/24/22              8.000            502,000
    3,000 United Mexican States                                                   08/15/31              8.300          3,064,500
Total International Government Obligations (cost - $17,010,976)                                                       17,535,864
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 3.10%
--------------------------------------------------------------------------------------------------------------------------------
    8,390 U.S. Treasury Bills                                         02/13/03 to 02/20/03     1.115 to 1.195          8,385,730
    1,255 Federal National Mortgage Association Discount Notes                    02/12/03              1.235          1,254,526
Total Short-Term U.S. Government and Agency Obligations
 (cost - $9,640,256)                                                                                                   9,640,256
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                          MATURITY             INTEREST
  (000)                                                                             DATES               RATES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 4.38%
--------------------------------------------------------------------------------------------------------------------------------
  $13,599 Repurchase Agreement dated 01/31/03 with State Street
           Bank & Trust Co., collateralized by $13,370,000
           U.S. Treasury Notes, 3.625%, due 03/31/04;
           (value - $13,871,375); proceeds: $13,600,337
           (cost - $13,599,000)                                                   02/03/03              1.180%    $   13,599,000
--------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
 (000)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 2.09%
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 2.09%
--------------------------------------------------------------------------------------------------------------------------------
        3 AIM Liquid Assets Portfolio                                             02/03/03              1.310#             2,514
        2 Dreyfus Cash Management Fund                                            02/03/03              1.230#             1,688
    2,475 Scudder Institutional Fund, Inc.                                        02/03/03              1.290#         2,475,115
    4,000 UBS Private Money Market Fund LLC                                       02/03/03              1.321#         4,000,383
Total Money Market Funds (cost - $6,479,700)                                                                           6,479,700
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $336,222,540) - 111.81%                                                                    347,300,939
Liabilities in excess of other assets - (11.81)%                                                                     (36,673,512)
Net Assets - 100.00%                                                                                              $  310,627,427
--------------------------------------------------------------------------------------------------------------------------------

+      Illiquid securities representing 0.10% of net assets.

++ Interest Only Security. This security entitles the holder to receive interest payments from underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

~ Floating rate securities. The interest rates shown are the current rates as of January 31, 2003.

~~ Entire or partial amount pledged as collateral for futures and options transactions.

* Security is being valued by a valuation committee under the direction of the board of trustees.

@      Interest rate shown is the discount rate at date of purchase.

#      Interest rate shown reflects yield at January 31, 2003.

(1)    Annualized yield at date of purchase.

(2) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3)    Security, or portion thereof, was on loan at January 31, 2003.

ARM Adjustable Rate Mortgage - The interest rates shown are the current rates as of January 31, 2003.

COFI   Cost of Funds Index.

MTN    Medium Term Note.

REMIC  Real Estate Investment Conduit.

EUR    Euro Dollars.

NUMBER OF
CONTRACTS
 (000)                                                                                                                VALUE
--------------------------------------------------------------------------------------------------------------------------------
WRITTEN OPTIONS
CALL OPTIONS WRITTEN
    9,100 3 Month LIBOR(1) Interest Rate Swap, strike @ 3.00%, expires 11/12/03                                   $       40,731
    8,200 3 Month LIBOR(1) Interest Rate Swap, strike @ 6.65%, expires 01/07/05                                          125,919
   16,600 3 Month LIBOR(1) Interest Rate Swap, strike @ 3.25%, expires 05/30/03                                           98,787
    5,700 U.S. Treasury Note June Futures, strike @ $116.00, expires 05/24/03                                             45,030
                                                                                                                         310,467
--------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN
    8,200 3 Month LIBOR(1) Interest Rate Swap, strike @ 6.65%, expires 01/07/05                                          883,780
Total Written Options (premiums received $993,885)                                                                $    1,194,247
--------------------------------------------------------------------------------------------------------------------------------

FUTURES CONTRACTS

                                                                                                                    UNREALIZED
NUMBER OF                                                                         IN            EXPIRATION         APPRECIATION
CONTRACTS                             CONTRACTS TO DELIVER                   EXCHANGE FOR          DATES          (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
       92 90 Day Euro Dollar Futures                                       $        61,150      December 2003     $           --
       92 90 Day Euro Dollar Futures                                                 1,150         March 2003                 --
       48 90 Day Euro Dollar Futures                                            11,640,000     September 2004                 --
      120 Euro Bonds 10 Year Futures                                            13,310,667         March 2003            481,655
      125 U.S. Treasury Note 2 Year Futures                                     26,599,609         March 2003           (283,203)
      343 U.S. Treasury Note 10 Year Futures                                    38,683,500         March 2003            466,734
       14 U.S. Treasury Note 10 Year Futures                                     1,566,688          June 2003             11,594
      148 U.S. Treasury Bond 30 Year Futures                                    16,078,625         March 2003            525,125
                                                                                                                  $    1,201,905
--------------------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                                     UNREALIZED
                                                                             CONTRACTS TO       IN        MATURITY  APPRECIATION
                                                                                DELIVER    EXCHANGE FOR     DATES  (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
Euro Dollar                                                                    1,574,000   USD 1,662,641  02/10/03   $ (27,084)
Euro Dollar                                                                      500,000   USD 530,450    02/10/03      (6,312)
U.S. Dollar                                                                    1,479,000   EUR 1,473,750  02/10/03     113,992
                                                                                                                     $  80,596
--------------------------------------------------------------------------------------------------------------------------------

(1)  3 Month LIBOR (London Interbank Offered Rate) at January 31, 2003 was 1.35%

CURRENCY TYPE ABBREVIATIONS:
EUR Euro Dollars.
USD U.S. Dollars.

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments
Portfolio of Investments - January 31, 2003 (unaudited)

PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
  (000)                                                                       DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 98.81%
--------------------------------------------------------------------------------------------------------------------------------
ALABAMA - 1.02%
--------------------------------------------------------------------------------------------------------------------------------
   $1,500 Auburn University Revenues Athletic Revenue (AMBAC
          Insured)                                                                04/01/10              5.000%    $    1,646,940
       70 Birmingham Medical Clinic Board Revenue Baptist Medical
          Centers (Escrow to Maturity)                                            07/01/05              7.300             75,804
    1,000 Courtland Industrial Development Board Industrial
          Development Revenue Refunding Champion International
          Corp. Series A                                                          12/01/13              7.200          1,031,700
                                                                                                                       2,754,444
--------------------------------------------------------------------------------------------------------------------------------
ALASKA - 0.83%
--------------------------------------------------------------------------------------------------------------------------------
    2,055 Alaska Student Loan Corp. Revenue Series A (AMBAC
          Insured)*                                                   07/01/06 to 07/01/09     5.350 to 5.550          2,242,896
--------------------------------------------------------------------------------------------------------------------------------
ARIZONA - 0.70%
--------------------------------------------------------------------------------------------------------------------------------
    1,000 Arizona Transportation Board Highway Revenue Series B                   07/01/06              8.000          1,199,010
       50 Pima County Hospital Revenue St. Joseph Hospital Project
          (Escrow to Maturity)                                                    01/01/09              7.500             58,454
      570 Show Low Industrial Development Authority Revenue
          Navapache Regional Medical Center Series A (ACA Insured)                12/01/06              5.125            618,330
                                                                                                                       1,875,794
--------------------------------------------------------------------------------------------------------------------------------
ARKANSAS - 0.02%
--------------------------------------------------------------------------------------------------------------------------------
       46 Springdale Residential Housing Mortgage Series A
          (FNMA Collateralized)                                                   09/01/11              7.650             51,800
--------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA - 7.68%
--------------------------------------------------------------------------------------------------------------------------------
      110 California Pollution Control Financing Kaiser Steel Corp.
          Project (Escrow to Maturity)                                            10/01/08              7.250            126,315
    4,500 California State                                            06/01/06 to 10/01/11              5.000          4,820,610
    3,000 California State (FGIC Insured)                                         10/01/11              5.000          3,290,250
    2,550 California State (MBIA Insured)                                         10/01/12              5.000          2,783,631
    1,000 California State Department Water Resources Power Supply
          Revenue Series A                                                        05/01/10              5.500          1,090,700
    1,000 California Statewide Communities Development Authority
          Revenue Kaiser Permanent Series D                                       11/01/36              4.350          1,050,870
      120 Inglewood Residential Rehabilitation (Escrow to Maturity)               08/01/10              7.500            143,039
      115 Los Angeles Community Redevelopment Agency Refunding
          Monterey Hills Redevelopment Project B                                  12/01/22              8.650            117,026
      150 Los Angeles Multi-Family Revenue Housing Earthquake
          Rehabilitation Project Series C (FNMA Collateralized)*                  07/01/07              5.150            153,018
    4,500 Los Angeles Water & Power Revenue Power Systems Series
          A-1                                                                     07/01/06              5.500          5,058,810
      900 Sacramento Utility District Electric Revenue White Rock
          Project (Escrow to Maturity)                                03/01/10 to 05/01/10     6.750 to 6.800          1,041,951
      960 Vista Multi-Family Housing Pepperwood Apartments
          (Mandatory Put 06/01/05 @ $100) (FNMA Collateralized)                   06/01/25              5.700            989,568
                                                                                                                      20,665,788
--------------------------------------------------------------------------------------------------------------------------------
COLORADO - 0.44%
--------------------------------------------------------------------------------------------------------------------------------
       55 Colorado Housing & Finance Authority Single-Family
          Program Subordinated*                                                   11/01/04              5.750             55,212
    1,000 Northwest Parkway Public Highway Authority Revenue
          Senior Series A (FSA Insured)                                           06/15/09              5.500          1,134,930
                                                                                                                       1,190,142
--------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.78%
--------------------------------------------------------------------------------------------------------------------------------
      395 District of Columbia Housing Finance Authority Certificates
          of Participation (Asset Guaranty Insured)                               06/01/08              4.850            402,955
      515 District of Columbia Prerefunded 2001 Series A (MBIA
          Insured)                                                                06/01/08              5.250            580,786

PRINCIPAL
  AMOUNT                                                                    MATURITY              INTEREST
  (000)                                                                       DATES                 RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
     $985 District of Columbia Unrefunded Balance 2001 Series A
          (MBIA Insured)                                                          06/01/08              5.250%    $    1,100,797
                                                                                                                       2,084,538
--------------------------------------------------------------------------------------------------------------------------------
FLORIDA - 6.36%
--------------------------------------------------------------------------------------------------------------------------------
      250 Alachua County Health Facilities Authority Shands Hospital
          at The University of Florida (MBIA Insured)                             12/01/05              6.100            250,915
    2,200 Bay County Housing & Finance Authority Single-Family
          Mortgage Revenue Series A (FNMA/GNMA Collateralized)                    12/01/20              4.550          2,230,294
    1,000 Florida State Board of Education Capital Outlay Public
          Education Series B                                                      06/01/06              6.000          1,131,550
    2,900 Florida State Division Board of Finance Department
          General Services Revenues Department of Environmental
          Preservation Series 2000-A (AMBAC Insured)                              07/01/06              5.500          3,205,167
    3,505 Hialeah Housing Authority Municipal Housing Revenue
          (Escrow to Maturity)                                                    11/01/21              9.500          4,540,552
    2,625 Lakeland Electric & Water Revenue Refunding First Lien
          Series B (FSA Insured)                                                  10/01/07              6.550          3,100,834
    1,915 Leon County Educational Facilities Authority Certificates
          of Participation                                                        09/01/14              9.000          2,658,384
                                                                                                                      17,117,696
--------------------------------------------------------------------------------------------------------------------------------
GEORGIA - 8.99%
--------------------------------------------------------------------------------------------------------------------------------
    5,000 Conyers Water & Sewage Revenue Series A (AMBAC Insured)                 07/01/15              6.600          5,455,250
    1,150 Downtown Smyrna Development Authority Revenue (MBIA
          Insured)                                                                02/01/16              6.700          1,286,781
    7,380 Georgia State Series D                                      08/01/08 to 10/01/10     6.000 to 7.400          8,875,409
       70 Gwinnett County Water & Sewer Authority Revenue (Escrow
          to Maturity)                                                            10/01/04              9.600             76,460
    5,000 Hall County School District (AMBAC Insured)                             12/01/14              6.700          5,588,350
    1,090 Metropolitan Atlanta Rapid Transportation Authority Sales
          Tax Revenue Refunding Series N                                          07/01/07              6.000          1,239,755
    1,500 Metropolitan Atlanta Rapid Transportation Authority Sales
          Tax Revenue Refunding Second Indenture Series A (MBIA
          Insured)                                                                07/01/05              6.250          1,668,465
                                                                                                                      24,190,470
--------------------------------------------------------------------------------------------------------------------------------
HAWAII - 0.41%
--------------------------------------------------------------------------------------------------------------------------------
    1,000 Hawaii State Department Budget & Finance Special Purpose
          Revenue Hawaiian Electric Co., Inc. Series A (MBIA Insured)             05/01/26              6.200          1,107,410
--------------------------------------------------------------------------------------------------------------------------------
IDAHO - 0.88%
--------------------------------------------------------------------------------------------------------------------------------
    1,160 Idaho Housing & Finance Association Single-Family
          Mortgage Series G-2, Class III                                          07/01/19              5.950          1,239,646
      675 Idaho Housing & Finance Association Single-Family Mortgage
          Revenue Series D-3*                                                     07/01/13              5.150            700,062
      425 Idaho Housing Agency Single-Family Mortgage Series B
          (FHA / VA Insured)                                                      07/01/24              7.500            429,671
                                                                                                                       2,369,379
--------------------------------------------------------------------------------------------------------------------------------
ILLINOIS - 7.39%
--------------------------------------------------------------------------------------------------------------------------------
      250 Belleville St. Clair County (Escrow to Maturity)                        11/01/09              7.250            295,190
    1,000 Granite City Madison County Disposal Revenue Waste
          Management, Inc. Project                                                05/01/27              5.000          1,015,650
      350 Greater Peoria Airport Authority (AMBAC Insured)*                       12/01/07              6.700            373,691
    3,060 Hodgkins Illinois Enviromental Improvement Revenue MBM
          Project                                                     11/01/04 to 11/01/05              5.500          3,266,123
    1,625 Illinois Development Finance Authority Revenue Refunding
          Community Rehabilitation Providers Series A                             07/01/09              5.900          1,684,199
      660 Illinois Educational Facilities Authority Revenue
          Evangelical Series A (Escrow to Maturity)                               04/15/17              6.750            804,269

PRINCIPAL
  AMOUNT                                                                          MATURITY             INTEREST
  (000)                                                                            DATES                 RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
ILLINOIS - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
   $2,000 Illinois Educational Facilities Authority Revenues
          University of Chicago Series B                                          07/01/25              4.400%    $    2,080,800
    5,990 Illinois Health Facilities Authority Revenue Advocate
          Network Health Care                                                     11/15/10              6.000          6,763,608
      445 Illinois Health Facilities Authority Revenue Ravenswood
          Hospital Medical Center (Escrow to Maturity)                            08/01/06              7.250            492,357
    1,125 Illinois Housing Development Authority Revenue Homeowner
          Mortgage Series A, Subseries A-3                                        02/01/22              4.750          1,186,549
    1,170 Northern Illinois University Revenues                                   04/01/13             10.400          1,601,941
      285 St. Clair County Certificates of Participation Series A
          (FSA Insured)                                                           10/01/08              5.000            312,312
                                                                                                                      19,876,689
--------------------------------------------------------------------------------------------------------------------------------
INDIANA - 3.44%
--------------------------------------------------------------------------------------------------------------------------------
    1,345 Indiana Health Facility Finance Authority Revenue Health
          Systems Sisters of St. Francis                                          11/01/08              5.500          1,495,034
    1,000 Indiana Health Facility Financing Authority Revenue                     11/15/07              5.500          1,112,110
    5,000 Indianapolis Airport Authority Revenue Special Facilities
          Federal Express Corp. Project                                           01/15/17              7.100          5,298,100
      395 Indianapolis Economic Development Revenue Knob In The
          Woods Project (Mandatory Put 12/01/04 @ $100) (FNMA
          Collateralized)*                                                        12/01/24              6.375            419,431
      825 Wawasee Community School Corp. Revenue In New Element &
          Remodeling Building Corp. First Mortgage                                07/15/13              5.750            919,999
                                                                                                                       9,244,674
--------------------------------------------------------------------------------------------------------------------------------
KANSAS - 3.00%
--------------------------------------------------------------------------------------------------------------------------------
      500 Burlington Pollution Control Revenue Refunding Kansas
          Gas & Electric Co. Project (MBIA Insured)                               06/01/31              7.000            523,750
    4,800 Kansas State Department Transportation Highway Revenue                  03/01/13              5.375          4,913,088
      400 Kansas State Department Transportation Highway Revenue
          Series B-1                                                              02/03/03              1.300            400,000
    2,200 Kansas State Department Transportation Highway Revenue
          Series B-2                                                              02/03/03              1.300          2,200,000
       40 Wichita Hospital Revenue St. Francis Hospital & Nursing
          Series A (Escrow to Maturity)                                           10/01/07              6.750             44,926
                                                                                                                       8,081,764
--------------------------------------------------------------------------------------------------------------------------------
KENTUCKY - 1.40%
--------------------------------------------------------------------------------------------------------------------------------
    3,315 Kentucky State Property & Buildings Refunding Project
          No. 69 Series C (FSA Insured)                                           08/01/07              5.500          3,752,845
--------------------------------------------------------------------------------------------------------------------------------
LOUISIANA - 1.17%
--------------------------------------------------------------------------------------------------------------------------------
    2,000 De Soto Parish Pollution Control Revenue Refunding
          Southwestern Electric Power Co. Project (MBIA/IBC Insured)              01/01/19              7.600          2,068,000
      300 East Baton Rouge Parish Womans Hospital Foundation
          (Escrow to Maturity)                                                    10/01/08              7.200            346,842
       40 East Baton Rouge Single-Family Mortgage Series C
          (GNMA/FNMA Collateralized)                                              04/01/32              7.000             40,565
      340 Jefferson Parish Home Mortgage Authority Single-Family
          Housing Revenue Refunding Series D-1 (Mandatory Put
          06/01/10 @ $100) (FNMA/GNMA Collateralized)                             06/01/10              5.600            351,526
      322 Louisiana State Health Education Authority Alton Ochsner
          Medical Foundation (Escrow to Maturity)                                 05/01/05              8.750            350,005
                                                                                                                       3,156,938
--------------------------------------------------------------------------------------------------------------------------------
MAINE - 0.43%
--------------------------------------------------------------------------------------------------------------------------------
    1,150 Maine State Housing Authority Mortgage Purchase Series
          D-1                                                                     11/15/16              5.050          1,168,101
--------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS - 0.80%
--------------------------------------------------------------------------------------------------------------------------------
    1,000 Massachusetts State Health & Educational Facilities
          Authority Revenue Caritas Christi Obligation Series B                   07/01/05              5.500          1,053,290

PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
  (000)                                                                       DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
   $1,000 Massachusetts State Water Pollution Abatement Trust Pool
          Program Bonds Series 8                                                  08/01/11              5.000%    $    1,098,510
                                                                                                                       2,151,800
--------------------------------------------------------------------------------------------------------------------------------
MICHIGAN - 2.33%
--------------------------------------------------------------------------------------------------------------------------------
    5,020 Michigan Municipal Bond Authority Revenue Refunding Local
          Government Qualified Schools Series A                                   05/01/05              6.375          5,139,677
    1,000 Michigan State Strategic Fund Solid Waste Disposal
          Revenue Refunding Waste Management, Inc. Project                        12/01/12              4.200          1,001,780
      110 Michigan State Strategic Limited Obligation (Escrow to
          Maturity)                                                               08/15/05              7.875            120,472
                                                                                                                       6,261,929
--------------------------------------------------------------------------------------------------------------------------------
MINNESOTA - 1.72%
--------------------------------------------------------------------------------------------------------------------------------
       72 Eden Prairie Multi-Family Housing (GNMA Collateralized)                 01/20/06              5.500             73,618
    4,200 Minnesota State, General Obligation Bonds                   10/01/07 to 08/01/09     5.000 to 5.300          4,482,348
       50 Moorhead Residential Mortgage (Escrow to Maturity)                      08/01/11              7.100             59,322
                                                                                                                       4,615,288
--------------------------------------------------------------------------------------------------------------------------------
MISSOURI - 1.28%
--------------------------------------------------------------------------------------------------------------------------------
    3,000 St. Louis Airport Revenue Airport Development Program
          Series A (MBIA Insured)                                                 07/01/09              5.500          3,401,040
       45 St. Louis County Single-Family Housing (AMBAC Insured)                  10/01/16              9.250             45,423
                                                                                                                       3,446,463
--------------------------------------------------------------------------------------------------------------------------------
NEBRASKA - 0.38%
--------------------------------------------------------------------------------------------------------------------------------
      250 Nebraska Investment Finance Authority Multi-Family
          Housing Series A (FNMA Collateralized)*                                 12/01/15              6.000            255,858
      750 Nebraska Investment Finance Authority Single-Family
          Housing Revenue Series A (GNMA/FNMA Collateralized)                     03/01/21              5.200            761,437
                                                                                                                       1,017,295
--------------------------------------------------------------------------------------------------------------------------------
NEVADA - 1.70%
--------------------------------------------------------------------------------------------------------------------------------
      300 Clark County Improvement District Local Special
          Improvement Special 128-A                                               02/03/03              1.300            300,000
    3,000 Clark County Industrial Development Revenue Refunding
          Nevada Power Co. Project Series C (AMBAC/TCRs Insured)                  10/01/22              7.200          3,146,550
    1,000 Truckee Meadows Water Authority Revenue Series A (FSA
          Insured)                                                                07/01/07              5.500          1,129,600
                                                                                                                       4,576,150
--------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY - 4.10%
--------------------------------------------------------------------------------------------------------------------------------
    1,505 New Jersey State Housing & Mortgage Finance Agency
          Revenue Home Buyer Series G (MBIA Insured)                              04/01/15              4.625          1,564,162
    5,000 New Jersey State Turnpike Authority Revenue Series C
          (IBC/MBIA Insured)                                                      01/01/16              6.500          6,052,600
    3,000 New Jersey State Transportation Trust Fund Authority
          Transportation Systems Series C (FSA Insured)                           12/15/10              5.500          3,412,710
                                                                                                                      11,029,472
--------------------------------------------------------------------------------------------------------------------------------
NEW MEXICO - 1.01%
--------------------------------------------------------------------------------------------------------------------------------
    2,500 New Mexico State Severance Tax Refunding Series A                       07/01/08              5.000          2,729,125
--------------------------------------------------------------------------------------------------------------------------------
NEW YORK - 9.19%
--------------------------------------------------------------------------------------------------------------------------------
    1,000 Nassau Health Care Corp. Health Systems Revenue (FSA
          Insured)                                                                08/01/11              6.000          1,159,550
    3,000 New York City Municipal Water Finance Authority Water &
          Sewer Systems Revenue Series D                                          06/15/11              5.000          3,273,060

PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
  (000)                                                                       DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
NEW YORK - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
   $1,000 New York City Refunding Series B                                        08/01/11              5.500%      $  1,075,330
    5,000 New York City Series A                                      08/01/06 to 11/01/08     5.000 to 5.250          5,375,720
    2,250 New York City Series C                                      08/01/07 to 08/01/09     5.000 to 5.250          2,408,085
    2,500 New York City Series G                                                  08/01/07              5.250          2,701,550
    1,000 New York City Transitional Finance Authority Future Tax
          Secured Series C (FSA Insured)                                          08/01/08              5.000          1,109,920
    2,000 New York City Transitional Finance Authority Revenue
          Refunded Future Tax Secured Series A                                    11/01/26              5.250          2,204,000
    2,180 New York City Unrefunded Balance Series D (AMBAC/TCRs
          Insured)                                                                02/15/06              6.500          2,429,043
      730 New York State Mortgage Agency Revenue Homeowner Mortgage
          Series 63                                                               10/01/18              5.150            775,793
    2,000 Triborough Bridge & Tunnel Authority Refunding Series B                 11/15/09              5.000          2,221,240
                                                                                                                      24,733,291
--------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA - 1.20%
--------------------------------------------------------------------------------------------------------------------------------
    2,650 North Carolina Municipal Power Agency No. 1 Catawba
          Electric Revenue Series A (MBIA Insured)                                01/01/09              5.750          3,014,613
      200 University of North Carolina Hospital Chapel Hill Revenue
          Series A                                                                02/03/03              1.300            200,000
                                                                                                                       3,214,613
--------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA - 0.18%
--------------------------------------------------------------------------------------------------------------------------------
      200 Grand Forks Hospital Facilities Revenue United Hospital
          Obligation Group Project                                                02/03/03              1.850            200,000
      260 North Dakota State Housing Finance Agency Revenue Housing
          Finance Home Mortgage Series D                                          07/01/16              6.300            272,587
                                                                                                                         472,587
--------------------------------------------------------------------------------------------------------------------------------
OHIO - 3.57%
--------------------------------------------------------------------------------------------------------------------------------
    1,145 Butler County Transportation Improvement District Series
          A (FSA Insured)                                                         04/01/11              6.000          1,320,093
    2,490 Cleveland Parking Facilities Revenue Refunding
          (MBIA Insured)                                                          09/15/07              6.000          2,879,063
    2,750 Columbus Ohio Series 1                                                  11/15/09              5.500          3,145,697
    2,000 Ohio State Higher Education Capital Facility Series A                   02/01/07              5.500          2,246,500
                                                                                                                       9,591,353
--------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA - 1.68%
--------------------------------------------------------------------------------------------------------------------------------
      335 Comanche County Hospital Authority Revenue Series A
          (Connie Lee Insured)                                                    07/01/06              5.100            345,593
    1,775 Oklahoma Housing Finance Agency Single-Family Revenue
          Mortgage Homeownership Loan Series A-1                                  09/01/12              4.400          1,784,194
    2,000 Oklahoma Transportation Authority Turnpike Systems
          Revenue Refunding Series A (AMBAC Insured)                              01/01/07              5.250          2,225,280
      150 Tulsa Metropolitan Utility Authority Revenue                            02/03/03              7.000            150,000
                                                                                                                       4,505,067
--------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA - 0.41%
--------------------------------------------------------------------------------------------------------------------------------
      400 Blair County Hospital Authority Revenue Hospital Altoona
          Hospital Project A (AMBAC Insured)                                      07/01/06              5.375            442,268
       40 Chester County Hospital Authority Revenue (Escrow to
          Maturity)                                                               07/01/09              7.500             46,759
       65 Lancaster Sewer Authority (Escrow to Maturity)                          04/01/12              6.000             73,634
      400 Luzerne County Industrial Development Authority
          Pennsylvania Gas & Water Series B*                                      12/01/22              7.125            409,092

PRINCIPAL
  AMOUNT                                                                          MATURITY             INTEREST
  (000)                                                                            DATES                RATES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
     $125 Philadelphia Hospital & Higher Education Health Systems
          Jefferson Health Systems A (MBIA Insured)                               05/15/07              5.250%    $      138,410
                                                                                                                       1,110,163
--------------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND - 0.10%
--------------------------------------------------------------------------------------------------------------------------------
      255 Rhode Island Housing & Mortgage Finance Corp.
          Homeownership Opportunity-9-D *                                         10/01/12              5.150            259,962
--------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA - 2.20%
--------------------------------------------------------------------------------------------------------------------------------
    5,070 South Carolina Transportation Infrastructure Bank Revenue
          Series A (MBIA Insured)                                                 10/01/09              6.000          5,919,225
--------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA - 2.84%
--------------------------------------------------------------------------------------------------------------------------------
    3,040 Sioux Falls Sales Tax Revenue Series B (AMBAC Insured)                  11/15/06              5.500          3,425,685
    3,030 South Dakota Health & Educational Facilities Authority
          Revenue Refunding Prairie Lakes Healthcare (ACA/CBI
          Insured)                                                                04/01/13              5.450          3,161,078
      655 South Dakota Housing Development Authority Revenue
          Homeownership Mortgage Series A                                         05/01/06              5.500            707,217
      310 South Dakota State Health & Educational Revenue St. Lukes
          Hospital Project (Escrow to Maturity)                                   10/01/07              6.800            348,235
                                                                                                                       7,642,215
--------------------------------------------------------------------------------------------------------------------------------
TENNESSEE - 5.00%
--------------------------------------------------------------------------------------------------------------------------------
      100 Knox County Health Educational & Hospital Facility
          St. Mary's Medical Center (Escrow to Maturity)                          08/01/03              7.250            102,894

       80 La Follette Housing Development Corp. (FHA/MBIA Insured)                01/01/05              5.400             81,041
    7,300 Metropolitan Government Nashville & Davidson County Water
          Sewer Revenue Cab Converter Refunding (FGIC/TCRs)                       01/01/12              7.700          9,290,199
      150 Metropolitan Government Nashville Health & Education
          Southern Advantist Hospital Health Systems (Escrow to
          Maturity)                                                               10/01/09              8.700            183,249
    4,395 Tennessee Housing Development Agency Homeownership
          Program Issue 3-A                                                       07/01/07              5.250^         3,798,510
                                                                                                                      13,455,893
--------------------------------------------------------------------------------------------------------------------------------
TEXAS - 6.88%
--------------------------------------------------------------------------------------------------------------------------------
    3,400 Austin Texas Utility Systems Revenue Refunding
          (AMBAC Insured)                                                         11/15/09              6.750          4,108,016
    5,000 Brazos River Authority Pollution Control Revenue
          Refunding TXU Electric Co. Project Series A                             10/01/30              4.950          4,910,300
    2,700 El Paso Texas Independent School District Refunding                     08/15/09              5.375          3,038,877
    2,480 Fort Bend Independent School District (PSF/GTD Insured)                 08/15/07              7.000          2,958,367
      660 Harlington Housing Finance Corp. Single-Family Mortgage
          Revenue Series A (FNMA/GNMA Collateralized)                             09/01/22              5.250            702,577
      215 Houston Texas Airport Systems Revenue (Escrow to Maturity)              07/01/10              7.600            259,004
    1,005 South Plains Finance Corp. Refunding Mortgage Series C
          (FNMA/GNMA Collateralized)                                              03/01/21              7.400          1,144,042
      155 Texas State Prerefunded Water Development Board                         08/01/18              5.750            171,076
       50 Texas State Public Property Finance Corp. Revenue Mental
          Health Retardation                                                      09/01/03              5.400             50,116
    1,085 Texas State Water Development Board Unrefunded Balance                  08/01/18              5.750          1,174,057
                                                                                                                      18,516,432
--------------------------------------------------------------------------------------------------------------------------------
UTAH - 0.88%
--------------------------------------------------------------------------------------------------------------------------------
      115 Utah State Housing Finance Agency Single-Family Mortgage
          Senior Issue Series D-2 (FHA/VA Insured)                                01/01/11              6.450            118,429
    1,855 Utah State Housing Finance Agency Single-Family
          Mortgage Series G-3, Class III                                          07/01/15              5.700          1,993,809

PRINCIPAL
  AMOUNT                                                                          MATURITY             INTEREST
  (000)                                                                            DATES                RATES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
UTAH - (CONCLUDED)
     $185 Utah State Housing Finance Agency Single-Family Mortgage
          Subseries A-1 (AMBAC Insured)                                           07/01/08              5.900%    $      198,209
       25 Utah State Housing Finance Agency Single-Family Mortgage
          Subseries G (AMBAC Insured)                                             07/01/07              5.650             26,828
       15 Utah State Housing Finance Agency Single-Family Mortgage
          Subseries H-1 (AMBAC Insured)                                           07/01/07              5.650             16,097
                                                                                                                       2,353,372
--------------------------------------------------------------------------------------------------------------------------------
VIRGINIA - 0.59%
--------------------------------------------------------------------------------------------------------------------------------
    1,000 Amelia County Industrial Development Authority Solid
          Waste Disposal Revenue Refunding Waste Management Project               04/01/27              4.900          1,017,600
      550 Virginia Public Building Authority Revenue Refunding
          (Escrow to Maturity)                                                    03/01/04              6.250            580,332
                                                                                                                       1,597,932
--------------------------------------------------------------------------------------------------------------------------------
WASHINGTON - 3.22%
--------------------------------------------------------------------------------------------------------------------------------
       20 Washington State Prerefunded Series 93-A                                10/01/12              5.750             23,239
    6,000 Washington State Public Power Supply Systems Nuclear
          Project Number 1 Revenue Refunding Series A                             07/01/08              6.000          6,945,540
    1,480 Washington State Unrefunded Balance Series 93-A (FSA
          Insured)                                                                10/01/12              5.750          1,696,791
                                                                                                                       8,665,570
--------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA - 1.13%
--------------------------------------------------------------------------------------------------------------------------------
    2,540 Kanawha County Residential Mortgage Revenue (Escrow to
          Maturity)                                                               09/01/10              7.375          3,032,658
--------------------------------------------------------------------------------------------------------------------------------
WISCONSIN - 1.48%
--------------------------------------------------------------------------------------------------------------------------------
    3,000 Badger Tobacco Asset Securitization Corp. Asset-Backed                  06/01/27              6.125          2,859,570
    1,000 Wisconsin Housing & Economic Development Authority
          Housing Revenue Series B                                                11/01/03              5.100          1,023,440
      100 Wisconsin Housing & Economic Development Homeownership
          Revenue Series G*                                                       03/01/04              5.250            103,370
                                                                                                                       3,986,380
--------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds and Notes (cost - $254,559,338)                                                                265,815,603
--------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
--------------------------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND - 0.00%
--------------------------------------------------------------------------------------------------------------------------------
       16 Seven Seas Money Market Fund (cost - $16,174)                           02/03/03              0.620%+           16,174
Total Investments (cost - $254,575,512) - 98.81%                                                                     265,831,777
Other assets in excess of liabilities - 1.19%                                                                          3,194,328
Net Assets - 100.00%                                                                                              $  269,026,105
--------------------------------------------------------------------------------------------------------------------------------

^ Zero coupon bond; interest rate represents annualized yield at date of purchase.

*      Security subject to Alternative Minimum Tax. Association.

+      Interest rate shown reflects yield at January 31, 2003.

ACA    American Capital Access.

AMBAC  American Municipal Bond Assurance Corporation.

CBI    Certificates of Bond Insurance.

FGIC   Federal Guaranty Insurance Corporation.

FHA    Federal Housing Authority.

FNMA   Federal National Mortgage Association.


FSA    Financial Security Assurance.

GNMA   Government National Mortgage Association.

GTD    Guaranteed.

IBC    Insured Bond Certificate.

MBIA   Municipal Bond Investors Assurance.

PSF    Permanent School Fund.

TCRs   Transferable Custodial Receipts.

VA     Veterans Association.

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments
Portfolio of Investments - January 31, 2003 (unaudited)

PRINCIPAL
  AMOUNT                                                                    MATURITY              INTEREST
  (000)*                                                                      DATES                 RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - 98.63%
--------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA - 0.37%
--------------------------------------------------------------------------------------------------------------------------------
USD     360 National Australia Bank Ltd.                                          05/19/10              8.600%    $      449,932
USD     700 Telstra Corp. Ltd.                                                    04/01/12              6.375            765,763
                                                                                                                       1,215,695
--------------------------------------------------------------------------------------------------------------------------------
BELGIUM - 2.14%
--------------------------------------------------------------------------------------------------------------------------------
      5,990 Kingdom of Belgium                                        09/28/13 to 03/28/28     4.250 to 8.000          7,043,137
--------------------------------------------------------------------------------------------------------------------------------
CANADA - 1.46%
--------------------------------------------------------------------------------------------------------------------------------
      7,010 Government of Canada                                      06/01/10 to 06/01/33     5.500 to 6.000          4,825,431
--------------------------------------------------------------------------------------------------------------------------------
DENMARK - 3.61%
--------------------------------------------------------------------------------------------------------------------------------
     77,531 Kingdom of Denmark                                        11/15/07 to 11/15/13     5.000 to 7.000         11,888,845
--------------------------------------------------------------------------------------------------------------------------------
FINLAND - 0.76%
--------------------------------------------------------------------------------------------------------------------------------
        750 Stora Enso OYJ                                                        06/29/07              6.375            877,663
      1,400 UPM-Kymmene OYJ                                                       01/23/12              6.125          1,621,141
                                                                                                                       2,498,804
--------------------------------------------------------------------------------------------------------------------------------
FRANCE - 1.40%
--------------------------------------------------------------------------------------------------------------------------------
        690 Banque PSA Finance                                                    01/30/07              4.875            774,710
      1,450 France Telecom                                                        03/14/04              5.750          1,608,460
        800 Renault SA                                                            06/26/09              6.125            917,763
      1,060 Republic of France                                                    10/25/32              5.750          1,318,139
                                                                                                                       4,619,072
--------------------------------------------------------------------------------------------------------------------------------
GERMANY - 2.80%
--------------------------------------------------------------------------------------------------------------------------------
      7,460 Federal Republic of Germany                               01/04/28 to 01/04/31     5.500 to 5.625          9,010,065
        180 Robert Bosch GMBH                                                     07/19/06              5.250            204,803
                                                                                                                       9,214,868
--------------------------------------------------------------------------------------------------------------------------------
GREECE - 1.95%
--------------------------------------------------------------------------------------------------------------------------------
      5,630 Hellenic Republic                                         05/20/13 to 10/22/22     4.600 to 5.900          6,441,539
--------------------------------------------------------------------------------------------------------------------------------
HUNGARY - 0.49%
--------------------------------------------------------------------------------------------------------------------------------
    350,240 Republic of Hungary                                                   10/12/05              8.500          1,608,375
--------------------------------------------------------------------------------------------------------------------------------
ITALY - 2.45%
--------------------------------------------------------------------------------------------------------------------------------
      3,100 Republic of Italy                                         07/01/05 to 07/15/05     4.000 to 4.750          3,433,171
        580 Sanpaolo IMI SpA                                                      04/06/10              6.375            696,735
      1,750 Telecom Italia SpA                                                    02/01/12              6.250          1,993,775
      1,670 UniCredito Italiano SpA                                   03/16/11 to 02/28/12     6.000 to 6.100          1,959,352
                                                                                                                       8,083,033
--------------------------------------------------------------------------------------------------------------------------------
JAPAN - 13.26%
--------------------------------------------------------------------------------------------------------------------------------
     77,000 Development Bank of Japan                                             09/20/22              1.700            679,510
    100,000 Export-Import Bank of Japan                                           10/01/03              4.375            857,947
  3,464,400 Government of Japan                                       06/20/06 to 09/20/22     0.400 to 2.500         29,891,349
    310,000 Japan Finance Corp. for Municipal Entities                            02/21/12              1.550          2,764,040
  1,081,000 Japan Government Bond                                     06/20/11 to 12/20/11     1.200 to 1.500          9,510,158
                                                                                                                      43,703,004
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                    MATURITY              INTEREST
  (000)*                                                                      DATES                 RATES              VALUE
--------------------------------------------------------------------------------------------------------------------------------
KOREA - 1.31%
--------------------------------------------------------------------------------------------------------------------------------
  4,770,000 Republic of Korea                                         01/09/05 to 01/16/07     5.640 to 6.900%    $    4,325,061
--------------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG - 0.26%
--------------------------------------------------------------------------------------------------------------------------------
        750 Michelin Finance Luxembourg                                           04/16/09              6.125            867,601
--------------------------------------------------------------------------------------------------------------------------------
MALAYSIA - 0.23%
--------------------------------------------------------------------------------------------------------------------------------
USD     250 Petronas Capital Ltd.                                                 08/15/15              7.750            284,625
EUR     400 Petronas Capital Ltd.                                                 05/22/09              6.375            461,377
                                                                                                                         746,002
--------------------------------------------------------------------------------------------------------------------------------
MEXICO - 0.36%
--------------------------------------------------------------------------------------------------------------------------------
USD     980 United Mexican States                                     03/12/08 to 02/17/09    8.625 to 10.375          1,173,260
--------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS - 3.30%
--------------------------------------------------------------------------------------------------------------------------------
      1,430 Deutsche Telekom International Finance BV                 07/06/05 to 05/29/12     6.125 to 8.125          1,672,862
USD     250 Deutsche Telekom International Finance BV                             06/01/32              9.250            307,861
      5,990 Government of the Netherlands                             07/15/08 to 01/15/28     5.250 to 5.500          7,223,251
        510 Kon KPN NV                                                            11/05/08              4.750            547,992
        530 Koninklijke (Royal) KPN NV                                            06/30/04              4.000            574,174
        500 Olivetti Finance NV                                                   04/24/07              6.500            553,516
                                                                                                                      10,879,656
--------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND - 0.89%
--------------------------------------------------------------------------------------------------------------------------------
EUR     440 Fonterra Co-Operative Group Ltd.                                      05/21/07              5.250            500,985
      4,300 Government of New Zealand                                             04/15/13              6.500          2,425,848
                                                                                                                       2,926,833
--------------------------------------------------------------------------------------------------------------------------------
PERU - 0.47%
--------------------------------------------------------------------------------------------------------------------------------
USD   2,080 Republic of Peru                                                      03/07/17     4.000 to 4.500          1,542,950
--------------------------------------------------------------------------------------------------------------------------------
POLAND - 0.94%
--------------------------------------------------------------------------------------------------------------------------------
     12,750 Government of Poland                                      04/21/04 to 08/21/04     5.970 to 6.020#         3,099,091
--------------------------------------------------------------------------------------------------------------------------------
RUSSIA - 0.76%
--------------------------------------------------------------------------------------------------------------------------------
USD   3,050 Russian Federation                                                    03/31/30              5.000          2,501,000
--------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA - 1.25%
--------------------------------------------------------------------------------------------------------------------------------
  4,500,000 Republic of South Korea                                   04/10/07 to 07/10/07     6.150 to 7.170          4,116,472
--------------------------------------------------------------------------------------------------------------------------------
SPAIN - 5.69%
--------------------------------------------------------------------------------------------------------------------------------
      1,000 Caja de Ahorros y Monte de Piedad de Madrid, SA                       07/31/11              5.250+         1,128,775
     15,188 Kingdom of Spain                                          07/30/05 to 07/30/12     4.950 to 6.000         17,620,614
                                                                                                                      18,749,389
--------------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL - 0.73%
--------------------------------------------------------------------------------------------------------------------------------
GBP   1,300 European Investment Bank                                              12/07/06              7.625          2,398,683
--------------------------------------------------------------------------------------------------------------------------------
SWEDEN - 6.21%
--------------------------------------------------------------------------------------------------------------------------------
EUR     900 Assa Abloy AB                                                         12/04/06              5.125          1,012,950
    131,900 Kingdom of Sweden                                         08/15/07 to 10/08/12     5.250 to 8.000         16,595,392
EUR   1,300 Nordbanken AB                                                         12/13/10              6.000+         1,494,262
EUR   1,200 Svenska Handelsbanken AB                                              03/07/11              5.500          1,362,816
                                                                                                                      20,465,420
--------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM - 9.56%
--------------------------------------------------------------------------------------------------------------------------------
EUR   1,200 Bank of Scotland                                                      12/05/13              5.125+         1,347,184

PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
  (000)*                                                                      DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
EUR     700 Barclays Bank PLC                                                     03/08/11              5.750%    $      820,063
USD     160 British Telecom PLC                                                   12/15/30              8.625            202,424
EUR   1,500 British Telecom PLC                                                   02/15/11              6.875          3,113,752
EUR   1,000 Compass Group PLC                                                     05/29/09              6.000          1,164,418
USD   1,400 Diageo Capital PLC                                                    11/19/07              3.500          1,396,891
EUR     650 Hilton Group Finance PLC                                              07/17/09              6.500            730,467
USD     800 HSBC Holdings PLC                                                     12/12/12              5.250            812,350
EUR   1,000 Imperial Tobacco Finance                                              06/06/07              6.250          1,149,288
EUR     470 J Sainsbury PLC                                                       07/11/08              5.625            536,922
EUR   1,000 Marks & Spenser PLC                                                   11/07/06              5.125          1,127,713
EUR     700 NGG Finance PLC                                                       08/23/11              6.125            800,760
EUR     850 Rentokil Initial PLC                                                  05/21/07              5.750            971,327
EUR     700 Tesco PLC                                                             05/07/08              5.250            799,030
      8,600 United Kingdom Treasury Bonds                             12/07/05 to 06/07/32     4.250 to 8.500         15,577,312
EUR     870 United Utilities Water PLC                                            03/18/09              4.875            965,646
                                                                                                                      31,515,547
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - 35.98%
--------------------------------------------------------------------------------------------------------------------------------
        257 ABSC Long Beach Home Equity Loan Trust, Series
            2000-LB1, Class AV                                                    08/21/30              1.679+           257,163
        520 American Electric Power, Inc.                                         05/15/06              6.125            513,421
         30 Bank of America Corp.                                                 04/15/12              6.250             33,078
        330 Bank of New York                                                      07/01/07              5.200            352,533
      3,180 Bank One Corp.                                            02/01/06 to 01/30/13     5.250 to 6.875          3,526,701
EUR     900 BMW US Capital Corp.                                                  01/28/09              5.125          1,020,296
        360 Cendant Corp.                                                         01/15/08              6.250            360,649
      1,293 Chase Funding Mortgage Loan                                           12/26/24              6.860          1,310,031
      1,400 Chevron Texaco Capital Co.                                            09/17/07              3.500          1,411,414
      3,000 Citibank Credit Card Master Trust I, Series 1999-7,
            Class A                                                               11/15/06              6.650          3,245,199
EUR   1,000 Citigroup, Inc.                                                       11/14/07              4.625          1,110,299
        340 Comcast Cable Communications, Inc.                                    01/30/11              6.750            352,761
        800 ConocoPhillips (1)                                                    10/15/12              4.750            792,591
        647 Countrywide Funding Corp., Series 1994-7, Class A12                   03/25/24              2.553+           653,596
      3,350 Countrywide Home Loans, Inc.                              02/01/07 to 05/15/07     5.500 to 5.625          3,542,488
        370 CS First Boston, Inc.                                                 01/15/12              6.500            394,319
      4,000 Daimler Chrysler Auto Trust, Series 2002-A, Class A3                  04/06/06              3.850          4,113,420
      1,150 Discover Card Master Trust I, Series 2001-5, Class A                  11/16/06              5.300          1,202,216
        640 DTE Energy Co.                                                        06/01/11              7.050            713,243
      3,246 EQCC Home Equity Loan Trust, Series 1999-03, Class A3F                11/25/24              7.067          3,356,684
        361 Federal Home Loan Bank                                                04/01/32              7.000            380,316
      2,347 Federal Home Loan Mortgage Corp.                          03/15/29 to 07/15/32     6.250 to 6.500          2,609,865
      7,000 Federal Home Loan Mortgage Corp. TBA                                       TBA              6.500          7,297,500
        424 Federal Home Loan Mortgage Corp., Series 1686 Class FA                02/15/24              2.375            428,599
        464 Federal Home Loan Mortgage Corp., Series 2396 Class FM                12/15/31              1.820+           465,494
      3,730 Federal Home Loan Mortgage Corp., Series 2562 Class PC                02/15/13              4.500          3,820,453

PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
  (000)*                                                                      DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
        507 Federal National Mortgage Association                     10/01/28 to 02/01/31     6.500 to 7.500%    $      535,957
      1,800 Federal National Mortgage Association                     10/18/16 to 08/25/32     1.611 to 2.420+         1,812,384
        457 Federal National Mortgage Association REMIC Trust,
            Series 2002-66 Class FG                                               09/25/32              2.353            464,689
     11,000 Federal National Mortgage Association TBA                                  TBA     5.500 to 7.000         11,244,371
      4,000 Federal National Mortgage Association TBA                                  TBA              6.000          4,135,000
        294 Ford Credit Auto Owner Trust, Series 2002-A, Class A2B                05/15/04              1.470+           293,589
      1,200 Ford Motor Credit Co.                                                 02/01/06              6.875          1,209,751
EUR     800 Ford Motor Credit Co.                                                 02/14/05              6.000            867,692
        750 General Motors Acceptance Corp. (2)                       05/16/05 to 02/01/07     5.250 to 6.125            760,753
        360 General Motors Corp.                                                  05/01/28              6.750            303,988
        130 Georgia Power Co.                                                     07/15/07              4.875            135,638
        580 Goldman Sachs Group, Inc.                                 01/15/08 to 01/15/12     4.125 to 6.600            598,803
EUR     200 Goldman Sachs Group, Inc.                                             02/06/08              4.125            214,639
      4,137 Government National Mortgage Association                  06/15/31 to 08/15/32     6.500 to 7.500          4,372,648
        565 Government National Mortgage Association                              12/16/22              1.919+           567,336
      1,261 Government National Mortgage Association                              04/16/19              1.819+         1,264,261
      3,000 Government National Mortgage Association TBA                               TBA              7.500          3,210,000
      1,000 Government National Mortgage Association II TBA                            TBA              5.500          1,017,813
      1,296 Honda Auto Receivables Owner Trust, Series 2001-3,
            Class A2                                                              02/18/04              2.760          1,297,002
        410 Household Finance Corp.                                               01/15/08              4.625            413,376
        800 Imperial Tobacco Overseas BV                                          04/01/09              7.125            881,054
        760 J.P. Morgan Chase & Co.                                   02/01/11 to 01/02/13     5.750 to 6.750            798,152
        490 J.P. Morgan Chase & Co. (1)                                           02/14/15              1.770+           489,748
        290 John Hancock Financial Services, Inc.                                 12/01/08              5.625            312,628
        780 KeySpan Corp.                                             11/15/10 to 11/15/30     7.625 to 8.000            947,419
      1,500 Kraft Foods, Inc.                                                     11/01/06              4.625          1,567,918
        250 MBNA Corp.                                                            01/17/07              6.250            262,760
         20 Mellon Funding Corp.                                                  05/14/11              6.400             22,060
        810 Morgan Stanley & Co.                                      04/01/12 to 04/01/32     6.600 to 7.250            900,807
      4,080 Option One Trust                                                      02/25/32              1.646+         4,080,070
        730 PNC Funding Corp.                                                     08/01/06              5.750            781,539
        440 PPL Energy Supply LLC (1)                                             11/01/11              6.400            442,047
        590 Progress Energy, Inc.                                     03/01/04 to 03/01/11     6.550 to 7.100            645,287
        110 SLM Corp.                                                             08/27/12              5.125            110,415
        799 Structured Asset Securities Corp.                                     04/25/29              1.673+           798,341
      1,500 SunTrust Bank                                                         04/01/11              6.375          1,670,811
      1,500 Toyota Motor Credit Corp.                                             10/11/05              7.000          1,669,242
         99 U.S. Treasury Bonds                                                   05/15/30              6.250            117,551
     14,805 U.S. Treasury Notes                                       10/31/04 to 07/15/12     2.000 to 5.750         15,609,283
      1,390 US Bank, N.A.                                                         08/01/11              6.375          1,554,013
        270 USA Education, Inc.                                                   04/10/07              5.625            290,751
      1,100 Verizon Global Funding Corp.                                          09/01/12              7.375          1,260,847
      1,400 Verizon Wireless, Inc.                                                12/15/06              5.375          1,470,417
        100 Virginia Electric & Power Co.                                         02/01/07              5.375            106,006

PRINCIPAL
  AMOUNT                                                                    MATURITY             INTEREST
  (000)*                                                                      DATES                RATES               VALUE
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - (CONCLUDED)
--------------------------------------------------------------------------------------------------------------------------------
        250 Washington Mutual Bank                                                01/15/13              5.500%    $      255,531
      2,870 Wells Fargo Bank N.A.                                                 02/01/11              6.450          3,215,482
        280 Weyerhaeuser Co.                                          03/15/12 to 03/15/32     6.750 to 7.375            299,251
                                                                                                                     118,543,449
--------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Global Debt Securities (cost - $298,723,657)                                                         324,992,217
--------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
WARRANTS
 (000)
--------------------------------------------------------------------------------------------------------------------------------
WARRANTS - 0.00%
--------------------------------------------------------------------------------------------------------------------------------
VENEZUELA - 0.00%
--------------------------------------------------------------------------------------------------------------------------------
          4 Republic of Venezuela, expires 04/15/20 ** (cost - $0)                                                             0
--------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 RIGHTS
 (000)
--------------------------------------------------------------------------------------------------------------------------------
RIGHTS - 0.00%
--------------------------------------------------------------------------------------------------------------------------------
MEXICO - 0.00%
--------------------------------------------------------------------------------------------------------------------------------
      2,349 United Mexican States, expires 06/30/03 (cost - $0)                                                           11,275
--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
 (000)*
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM GLOBAL DEBT SECURITIES - 1.31%
--------------------------------------------------------------------------------------------------------------------------------
HUNGARY - 0.22%
--------------------------------------------------------------------------------------------------------------------------------
    170,000 Republic of Hungary                                                   01/21/04              5.612            707,600
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - 1.09%
--------------------------------------------------------------------------------------------------------------------------------
      1,930 General Motors Acceptance Corp. MTN                                   03/12/03              5.800          1,936,163
JPY 200,000 Toyota Motor Credit Corp.                                             05/23/03              0.625          1,669,501
                                                                                                                       3,605,664
--------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Global Debt Securities (cost - $4,510,540)                                                            4,313,264
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.09%
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - 0.09%
--------------------------------------------------------------------------------------------------------------------------------
        300 U.S. Treasury Bills~(cost - $298,320)                                 07/24/03              1.165@           298,320
REPURCHASE AGREEMENTS - 5.59%
--------------------------------------------------------------------------------------------------------------------------------
USD   1,247 Repurchase Agreement dated 01/31/03 with Societe
             Generale, collateralized by $1,275,892 U.S. Treasury
             Bills, 0.000%, due 04/17/03; (value - $1,272,702);
             proceeds: $1,247,133                                                 02/03/03              1.280          1,247,000
USD  17,166 Repurchase Agreement dated 01/31/03 with State Street
             Bank & Trust Co., collateralized by $16,889,481 U.S.
             Treasury Notes, 3.375% to 3.625%, due 03/31/04 to
             04/30/04; (value - $17,511,623); proceeds: $17,167,688               02/03/03              1.180         17,166,000
Total Repurchase Agreements (cost - $18,413,000)                                                                      18,413,000
--------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                          MATURITY             INTEREST
  (000)                                                                             DATES                RATES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 0.11%
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 0.11%
--------------------------------------------------------------------------------------------------------------------------------
          3 AIM Liquid Assets Portfolio                                           02/03/03              1.310%++  $        3,277
          3 Scudder Money Market Series                                           02/03/03              1.290++            3,403
        343 UBS Private Money Market Fund LLC                                     02/03/03              1.321++          343,260
Total Money Market Funds (cost - $349,940)                                                                               349,940
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $322,295,457) - 105.73%                                                                    348,378,016
Liabilities in excess of other assets - (5.73)%                                                                      (18,865,392)
Net Assets - 100.00%                                                                                              $  329,512,624
--------------------------------------------------------------------------------------------------------------------------------

Note:  The Portfolio of Investments is listed by the issuer's country of origin.

*      In local currency unless otherwise indicated.

** Security is being valued by a valuation committee under the direction of the board of trustees.

+ Floating rate security. The interest rate shown is the current rate as of January 31, 2003.

++     Interest rates shown reflect yield at January 31, 2003.

# Interest rates shown reflect yield to maturity at purchase date for zero coupon bonds.

~ Entire or partial principal amount pledged as collateral for futures transactions.

@      Interest rate shown is discount rate at date of purchase.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)    Security, or portion thereof, was on loan at January 31, 2003.

MTN    Medium Term Notes.

REMIC  Real Estate Investment Conduit.

TBA (To Be Assigned) Security is purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

EUR    Euro Dollars.

GBP    Great Britain Pounds.

JPY    Japanese Yen.

USD    U.S. Dollars.

FUTURES CONTRACTS

                                                                                                       UNREALIZED
NUMBER OF                                                                   IN           EXPIRATION   APPRECIATION
CONTRACTS                         CONTRACTS TO RECEIVE/DELIVER         EXCHANGE FOR        DATES     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
       87 Euro Bonds 5 Year Futures                                    $ 10,209,967      March 2003   $   246,192
       32 Euro Bonds 10 Year Futures                                        377,869      March 2003      (144,930)
        2 Japan Bonds 10 Year Futures                                     2,375,760      March 2003        (4,835)
      166 U.S. Treasury Note 5 Year Futures                              18,495,172      March 2003       185,016
      226 U.S. Treasury Note 10 Year Futures                             25,269,359      March 2003      (526,422)
       22 U.S. Treasury Bond 30 Year Futures                              2,394,813      March 2003        73,313
                                                                                                      $  (171,666)
------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                               UNREALIZED
                        CONTRACTS TO           IN                             APPRECIATION
                           DELIVER         EXCHANGE FOR     MATURITY DATES   (DEPRECIATION)
-------------------------------------------------------------------------------------------
Australian Dollar           3,100,000   USD     1,707,418      02/26/03      $     (105,711)
Great Britain Pounds        1,180,000   USD     1,842,181      02/26/03             (95,439)
Great Britain Pounds       10,690,326   USD    17,006,171      03/28/03            (507,253)
Canadian Dollar            10,232,634   USD     6,592,713      02/26/03             (97,528)
Canadian Dollar             8,270,378   USD     5,408,304      03/28/03               8,624
Canadian Dollar             3,417,252   USD     2,230,000      05/20/03               4,935
Danish Krone                9,682,132   USD     1,271,455      02/26/03            (125,685)
Euro Dollar                26,797,303   USD    26,847,425      02/26/03          (1,901,810)
Euro Dollar                 5,100,000   JPY   635,090,080      02/26/03            (188,840)
Euro Dollar                 8,159,321   GBP     5,385,886      03/28/03             (86,216)
Euro Dollar                 5,840,520   USD     6,146,651      03/28/03            (110,864)
Euro Dollar                 5,272,874   SEK    48,494,106      03/28/03                 (83)
Euro Dollar                 7,283,371   USD     7,798,724      05/20/03              11,032
Euro Dollar                 8,159,321   GBP     5,385,886      03/28/03             167,772
Euro Dollar                 5,100,000   JPY   635,090,080      02/26/03              16,543
Euro Dollar                 5,272,874   SEK    48,494,106      03/28/03             (41,412)
Japenese Yen              265,000,000   CAD     3,133,721      02/26/03             144,474
Japenese Yen              344,820,680   EUR     2,770,000      02/26/03             144,336
Japenese Yen            2,802,035,821   EUR    22,343,900      03/28/03              98,372
Japenese Yen            3,192,507,464   USD    26,062,752      02/26/03            (575,515)
Japenese Yen              265,000,000   CHF     3,133,721      02/26/03             (63,524)
Japenese Yen              344,820,680   EUR     2,770,000      02/26/03             (49,750)
Japenese Yen            2,802,035,821   EUR    22,343,900      03/28/03             432,227
New Zealand Dollar          4,420,074   USD     2,133,128      02/26/03            (265,360)
Norwegian Krone            10,800,000   EUR     1,438,350      02/26/03              (1,118)
Norwegian Krone             1,400,000   USD       201,918      02/26/03               1,594
South Korean Won          862,860,000   USD       734,349      02/26/03              (5,362)
Swedish Krona             147,110,810   EUR    16,005,092      03/28/03              67,976
Swedish Krona               6,102,823   USD       718,825      02/26/03              11,537
Swedish Krona              25,419,086   USD     2,906,433      03/28/03             (33,023)
Swiss Franc                 6,146,062   USD     4,413,167      02/26/03             (82,269)
United States Dollar        2,156,255   AUD     3,850,000      02/26/03              95,535
United States Dollar        1,815,360   AUD     3,100,000      05/20/03             (16,910)
United States Dollar        6,540,000   CAD    10,232,634      02/26/03             150,242
United States Dollar        6,044,814   CAD     9,348,184      03/28/03              58,559
United States Dollar        3,069,445   CAD     4,744,038      05/20/03              19,525
United States Dollar        2,068,815   CHF     3,012,341      02/26/03             134,512
United States Dollar          890,000   CHF     1,204,058      05/20/03              (7,774)
United States Dollar        1,287,514   DKK     9,682,131      02/26/03             109,626
United States Dollar       27,390,438   EUR    27,435,520      02/26/03           2,043,502
United States Dollar        5,200,292   EUR     4,805,075      03/28/03             (52,150)
United States Dollar       14,630,510   EUR    13,633,913      05/20/03             (52,543)
United States Dollar        2,387,980   GBP     1,517,616      02/26/03             104,023

                                                                               UNREALIZED
                           CONTRACTS TO        IN                             APPRECIATION
                             DELIVER       EXCHANGE FOR     MATURITY DATES   (DEPRECIATION)
-------------------------------------------------------------------------------------------
United States Dollar       39,910,211   JPY 4,856,249,689      02/26/03      $      610,311
United States Dollar       27,509,790   JPY 3,232,950,539      03/28/03            (501,284)
United States Dollar          696,416   KRW   862,860,000      02/26/03              43,294
United States Dollar          729,506   KRW   862,860,000      05/20/03               4,836
United States Dollar          891,102   NOK     6,800,000      02/26/03              81,900
United States Dollar          653,911   SEK     6,102,823      02/26/03              53,377
United States Dollar          714,792   SEK     6,102,823      05/20/03             (11,561)
                                                                             $     (360,320)
-------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:

AUD   Australian Dollar.
CAD   Canadian Dollar.
CHF   Swiss Franc.
DKK   Danish Krone.
EUR   Euro Dollars.
GBP   Great Britain Pounds.
JPY   Japanese Yen.
KRW   South Korean Won.
NOK   Norwegian Krone.
SEK   Swedish Krona.
USD   U.S. Dollars.

INVESTMENTS BY TYPE OF ISSUER

                                                                PERCENT OF PORTFOLIO ASSETS
                                                                ---------------------------
                                                                LONG-TERM        SHORT-TERM
-------------------------------------------------------------------------------------------
Government and other public issuers                                 65.24%             0.29%
Bank and other financial institutions                               15.19              1.03
Industrial                                                          12.86                --
Repurchase agreements                                                  --              5.29
Money Market Funds                                                     --              0.10
                                                                    93.29%             6.71%
-------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements#

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments
Portfolio of Investments - January 31, 2003 (unaudited)

COMMON STOCKS - 99.19%
SECURITY DESCRIPTION                         SHARES          VALUE
-----------------------------------------------------------------------
Aerospace & Defense - 3.07%
-----------------------------------------------------------------------
Boeing Co.                                     144,600   $    4,567,914
Honeywell International, Inc.                   63,600        1,554,384
Lockheed Martin Corp.                          138,200        7,055,110
Northrop Grumman Corp.                          48,234        4,409,070
United Technologies Corp.                       87,599        5,569,544
                                                             23,156,022
-----------------------------------------------------------------------
Auto Components - 0.76%
-----------------------------------------------------------------------
Dana Corp.                                     188,100        2,025,837
Lear Corp.*                                     92,800        3,739,840
                                                              5,765,677
-----------------------------------------------------------------------
Automobiles - 0.86%
-----------------------------------------------------------------------
General Motors Corp. (1)                       178,600        6,488,538
-----------------------------------------------------------------------
Banks - 13.79%
-----------------------------------------------------------------------
Bank of America Corp.                          345,750       24,219,787
Bank One Corp.                                 359,950       13,141,774
First Tennessee National Corp.                 125,000        4,687,500
Golden West Financial Corp.                     51,900        3,816,207
Greater Bay Bancorp (1)                         97,600        1,667,984
GreenPoint Financial Corp.                      74,800        3,224,628
KeyCorp                                        183,000        4,401,150
M&T Bank Corp.                                  57,700        4,604,460
National City Corp.                             59,100        1,642,980
U.S. Bancorp, Inc.                             317,800        6,705,580
Union Planters Corp.                           113,100        3,191,682
UnionBanCal Corp.                              118,000        4,932,400
Wachovia Corp.                                 137,600        4,949,472
Washington Mutual, Inc.                        348,600       12,009,270
Wells Fargo & Co.                              230,050       10,897,469
                                                            104,092,343
-----------------------------------------------------------------------
Beverages - 1.26%
-----------------------------------------------------------------------
Diageo PLC, ADR                                140,800        5,808,000
PepsiCo, Inc.                                   91,550        3,705,944
                                                              9,513,944
-----------------------------------------------------------------------
Biotechnology - 0.29%
-----------------------------------------------------------------------
Genentech, Inc. (1)*                           60,500         2,222,770
-----------------------------------------------------------------------
Chemicals - 1.18%
-----------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                  166,250        6,295,888
Monsanto Co.                                    80,600        1,422,590
Scotts Co.*                                     23,500        1,204,140
                                                              8,922,618
-----------------------------------------------------------------------
Commercial Services & Supplies - 1.12%
-----------------------------------------------------------------------
Cendant Corp.                                  428,400        4,746,672
CheckFree Corp.*                               117,000   $    2,249,910
First Data Corp.                                43,200        1,486,080
                                                              8,482,662
-----------------------------------------------------------------------
Communications Equipment - 0.71%
-----------------------------------------------------------------------
Motorola, Inc.                                 246,000        1,963,080
Nokia Corp., ADR                               163,850        2,357,802
Scientific-Atlanta, Inc.                        94,900        1,053,390
                                                              5,374,272
-----------------------------------------------------------------------
Computers & Peripherals - 3.61%
-----------------------------------------------------------------------
Apple Computer                                 227,900        3,272,644
Hewlett-Packard Co.                            696,576       12,127,388
International Business Machines Corp.          110,550        8,648,327
Storage Technology Corp.*                      144,600        3,195,660
                                                             27,244,019
-----------------------------------------------------------------------
Containers & Packaging - 0.87%
-----------------------------------------------------------------------
Pactiv Corp.*                                  208,000        4,245,280
Smurfit-Stone Container Corp.*                 165,200        2,332,624
                                                              6,577,904
-----------------------------------------------------------------------
Diversified Financials - 9.70%
-----------------------------------------------------------------------
American Express Co.                           136,281        4,842,064
Bear Stearns Cos., Inc.                         78,200        4,852,310
Capital One Financial Corp.                    111,700        3,468,285
Citigroup, Inc.                                779,110       26,785,802
Federal National Mortgage Association          208,975       13,520,682
Federal Home Loan Mortgage Corp.                44,800        2,507,904
Goldman Sachs Group, Inc.                       54,500        3,711,450
J.P. Morgan Chase & Co.                        223,200        5,209,488
Lehman Brothers Holdings, Inc.                  27,000        1,472,310
Merrill Lynch & Co., Inc.                       75,700        2,651,014
Morgan Stanley & Co.                           110,600        4,191,740
                                                             73,213,049
-----------------------------------------------------------------------
Diversified Telecommunication
  Services - 5.45%
-----------------------------------------------------------------------
AT&T Corp.                                     286,780        5,586,474
BellSouth Corp.                                344,400        7,845,432
SBC Communications, Inc.                       230,000        5,621,200
Sprint Corp.-Fon Group                         305,900        3,713,626
Verizon Communications                         478,989       18,335,699
                                                             41,102,431
-----------------------------------------------------------------------
Electric Utilities - 4.35%
-----------------------------------------------------------------------
DTE Energy Co.                                 107,900        4,523,168
Entergy Corp.                                  177,250        7,878,762
Exelon Corp.                                   109,700        5,587,021
PPL Corp.                                      151,500        5,302,500

COMMON STOCKS
SECURITY DESCRIPTION                            SHARES        VALUE
-----------------------------------------------------------------------
Electric Utilities (concluded)
-----------------------------------------------------------------------
Progress Energy, Inc.                          119,431   $    4,826,207
Public Service Enterprise Group, Inc.           76,250        2,690,100
Southern Co.                                    71,300        2,008,521
                                                             32,816,279
-----------------------------------------------------------------------
Electrical Equipment - 0.31%
-----------------------------------------------------------------------
American Power Conversion Corp.*               151,100        2,351,116
-----------------------------------------------------------------------
Electronic Equipment & Instruments - 0.57%
-----------------------------------------------------------------------
Fisher Scientific International, Inc.*          53,000        1,531,700
Ingram Micro, Inc., Class A*                   243,900        2,804,850
                                                              4,336,550
-----------------------------------------------------------------------
Energy Equipment & Services - 0.48%
-----------------------------------------------------------------------
Nabors Industries, Inc.                         70,500        2,597,925
Transocean, Inc.*                               46,700        1,063,359
                                                              3,661,284
-----------------------------------------------------------------------
Food & Drug Retailing - 0.61%
-----------------------------------------------------------------------
SUPERVALU, Inc.                                143,800        2,139,744
Winn Dixie Stores, Inc. (1)                    177,800        2,489,200
                                                              4,628,944
-----------------------------------------------------------------------
Food Products - 1.80%
-----------------------------------------------------------------------
Archer-Daniels-Midland Co.                     154,000        1,855,700
ConAgra Foods, Inc.                            343,700        8,430,961
Heinz, H.J. & Co.                              102,950        3,326,314
                                                             13,612,975
-----------------------------------------------------------------------
Health Care Equipment & Supplies - 0.42%
-----------------------------------------------------------------------
Baxter International, Inc.                      34,850          982,073
St. Jude Medical, Inc.*                         50,000        2,178,500
                                                              3,160,573
-----------------------------------------------------------------------
Health Care Providers & Services - 1.44%
-----------------------------------------------------------------------
CIGNA Corp.                                     34,350        1,500,065
DaVita, Inc.*                                   71,000        1,711,100
HCA, Inc.                                       96,850        4,139,369
Wellpoint Health Networks, Inc.*                48,500        3,524,980
                                                             10,875,514
-----------------------------------------------------------------------
Hotels, Restaurants & Leisure - 0.09%
-----------------------------------------------------------------------
McDonald's Corp.                                47,200          672,128
-----------------------------------------------------------------------
Household Durables - 1.48%
-----------------------------------------------------------------------
Black & Decker Corp.                            81,200        2,975,168
Fortune Brands, Inc.                            85,000        3,745,950
Koninklijke (Royal) Philips
  Electronics N.V., ADR                        256,824        4,414,805
                                                             11,135,923
-----------------------------------------------------------------------
Household Products - 2.18%
-----------------------------------------------------------------------
Clorox Co.                                      84,900        3,244,878
Dial Corp.                                     152,900        2,859,230

Household Products (concluded)
-----------------------------------------------------------------------
Kimberly Clark Corp.                            28,700   $    1,329,384
Procter & Gamble Co.                           105,100        8,993,407
                                                             16,426,899
-----------------------------------------------------------------------
Industrial Conglomerates - 1.82%
-----------------------------------------------------------------------
3M Co.                                          23,700        2,951,835
Carlisle Cos., Inc.                             57,900        2,362,320
General Electric Co.                           363,316        8,407,132
                                                             13,721,287
-----------------------------------------------------------------------
Insurance - 6.92%
-----------------------------------------------------------------------
AFLAC, Inc.                                    183,800        5,953,282
Allstate Corp.                                 165,200        5,813,388
American International Group, Inc.              60,900        3,295,908
Fidelity National Financial, Inc.               84,200        2,839,224
Loews Corp.                                    121,550        5,350,631
MetLife, Inc. (1)                              392,100       10,496,517
Old Republic International Corp.               124,100        3,368,074
Progressive Corp.                               94,200        4,553,628
Prudential Financial, Inc.                     142,000        4,511,340
Travelers Property Casualty Corp.,
  Class A                                      277,957        4,505,683
Travelers Property Casualty Corp.,
  Class B                                       93,900        1,526,814
                                                             52,214,489
-----------------------------------------------------------------------
IT Consulting & Services - 0.30%
-----------------------------------------------------------------------
Accenture Ltd., Class A                        135,400        2,240,870
-----------------------------------------------------------------------
Leisure Equipment & Products - 0.58%
-----------------------------------------------------------------------
Eastman Kodak Co.                              145,200        4,399,560
-----------------------------------------------------------------------
Machinery - 2.27%
-----------------------------------------------------------------------
Caterpillar, Inc.                               74,150        3,261,117
Deere & Co.                                    127,300        5,372,060
Pentair, Inc.                                   76,700        2,817,191
SPX Corp.*                                      50,400        1,869,840
Timken Co.                                     221,100        3,827,241
                                                             17,147,449
-----------------------------------------------------------------------
Media - 6.49%
-----------------------------------------------------------------------
AOL Time Warner, Inc.*                         241,000        2,810,060
Clear Channel Communications, Inc.*            221,600        8,881,728
Comcast Corp., Class A*                        334,287        8,902,063
Disney, Walt Co.                               152,200        2,663,500
Gannett Co., Inc.                              103,119        7,492,627
Liberty Media Corp., Class A*                  597,650        5,958,570
McGraw-Hill Cos., Inc.                          58,800        3,482,136
News Corp. Ltd., ADR                            92,793        2,062,788
Tribune Co.                                     47,400        2,294,160
Viacom, Inc., Class B*                         115,400        4,448,670
                                                             48,996,302
-----------------------------------------------------------------------

COMMON STOCKS
SECURITY DESCRIPTION                         SHARES          VALUE
-----------------------------------------------------------------------
Metals & Mining - 0.58%
-----------------------------------------------------------------------
Alcoa, Inc.                                    222,794   $    4,404,637
-----------------------------------------------------------------------
Multi-Line Retail - 1.61%
-----------------------------------------------------------------------
Federated Department Stores, Inc.*              68,400        1,779,768
Sears, Roebuck & Co.                           217,150        5,743,617
Target Corp.                                   163,275        4,605,988
                                                             12,129,373
-----------------------------------------------------------------------
Oil & Gas - 10.38%
-----------------------------------------------------------------------
Anadarko Petroleum Corp. (1)                   115,100        5,307,261
Apache Corp.                                   127,420        7,952,282
ChevronTexaco Corp.                            128,800        8,294,720
Conoco, Inc.                                   212,307       10,231,074
Encana Corp                                    134,470        4,223,703
ExxonMobil Corp.                               718,462       24,535,477
Marathon Oil Corp.                             159,100        3,325,190
Murphy Oil Corp.                                54,900        2,316,780
Occidental Petroleum Corp.                     124,500        3,636,645
Total Fina Elf SA, ADR (1)                      73,150        4,967,617
XTO Energy, Inc.                               147,300        3,585,282
                                                             78,376,031
-----------------------------------------------------------------------
Paper & Forest Products - 0.48%
-----------------------------------------------------------------------
Weyerhaeuser Co.                                74,950        3,601,348
-----------------------------------------------------------------------
Personal Products - 0.32%
-----------------------------------------------------------------------
Estee Lauder Co., Inc., Class A                 79,400        2,395,498
-----------------------------------------------------------------------
Pharmaceuticals - 3.92%
-----------------------------------------------------------------------
AstraZeneca PLC, ADR                            10,050          345,117
Johnson & Johnson                               40,200        2,155,122
Merck & Co., Inc.                              178,000        9,859,420
Mylan Laboratories, Inc.                       123,750        3,306,600
Pfizer, Inc.                                   298,150        9,051,834
Wyeth                                          124,900        4,874,847
                                                             29,592,940
-----------------------------------------------------------------------
Real Estate - 0.84%
-----------------------------------------------------------------------
Kimco Realty Corp.                              78,100   $    2,452,340
Simon Property Group, Inc.                      67,800        2,217,060
Vornado Realty Trust                            47,900        1,652,550
                                                              6,321,950
-----------------------------------------------------------------------
Road & Rail - 1.63%
-----------------------------------------------------------------------
Burlington Northern Santa Fe, Inc.             179,600        4,664,212
Union Pacific Corp.                            133,500        7,617,510
                                                             12,281,722
-----------------------------------------------------------------------
Software - 1.80%
-----------------------------------------------------------------------
BMC Software, Inc.*                            192,400        3,392,012
Citrix Systems, Inc.*                          247,400        3,414,120
Computer Associates International, Inc.        218,100        2,915,997
Symantec Corp.*                                 82,200        3,837,096
                                                             13,559,225
-----------------------------------------------------------------------
Specialty Retail - 1.01%
-----------------------------------------------------------------------
AutoZone, Inc.                                  54,200        3,561,482
Lowe's Co., Inc.*                               25,500          873,299
Sherwin-Williams Co. (1)                       120,800        3,218,112
                                                              7,652,893
-----------------------------------------------------------------------
Textiles & Apparel - 0.55%
-----------------------------------------------------------------------
V. F. Corp.                                    116,800        4,114,864
-----------------------------------------------------------------------
Tobacco - 1.04%
-----------------------------------------------------------------------
Altria Group, Inc.                             207,200        7,846,664
-----------------------------------------------------------------------
Wireless Telecommunication Services - 0.25%
-----------------------------------------------------------------------
Nextel Communications, Inc.*                   149,300        1,884,166
Total Common Stocks (cost - $790,135,815)                   748,715,702
-----------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                             MATURITY    INTEREST
  (000)                                                                               DATES       RATES       VALUE
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.85%
-----------------------------------------------------------------------------------------------------------------------
   $4,496 Repurchase Agreement dated 01/31/03 with Societe Generale, collateralized by $4,600,167 U.S. Treasury Bills, 0.000%,
            due 04/17/03; (value - $4,588,667);
            proceeds: $4,496,480                                                    02/03/03      1.280%  $   4,496,000

   1,908 Repurchase Agreement dated 01/31/03 with State Street Bank & Trust Co., collateralized by $1,877,265 U.S. Treasury Notes, 3.375% to 3.625%,
            due 03/31/04 to 04/30/04; (value - $1,946,416);
            proceeds: $1,908,188                                                    02/03/03      1.180       1,908,000
Total Repurchase Agreements (cost - $6,404,000)                                                               6,404,000
-----------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 2.40%
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 2.40%
-----------------------------------------------------------------------------------------------------------------------
        4 BlackRock Provident Institutional TempFund                                02/03/03      1.239+          4,344
        5 Dreyfus Cash Management Fund                                              02/03/03      1.230+          4,842
       23 Federated Treasury Securities Fund                                        02/03/03      1.231+         22,530
    5,653 Scudder Institutional Fund, Inc.                                          02/03/03      1.290+      5,653,181
   12,396 UBS Private Money Market Fund LLC                                         02/03/03      1.321+     12,396,203
Total Money Market Funds (cost - $18,081,100)                                                                18,081,100
-----------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $814,620,915) - 102.44%                                                           773,200,802
Liabilities in excess of other assets - (2.44)%                                                             (18,400,598)
Net Assets - 100.00%                                                                                      $ 754,800,204
-----------------------------------------------------------------------------------------------------------------------

*     Non-Income producing security.

ADR   American Depositary Receipt.

(1)   Security, or portion thereof, was on loan at January 31, 2003.

+     Interest rates shown reflect yield at January 31, 2003.

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments
Portfolio of Investments - January 31, 2003 (unaudited)

COMMON STOCKS - 97.62%
SECURITY DESCRIPTION                         SHARES          VALUE
-----------------------------------------------------------------------
Aerospace & Defense - 1.11%
-----------------------------------------------------------------------
General Dynamics Corp.                          30,731   $    2,032,548
Lockheed Martin Corp.                           51,532        2,630,709
United Technologies Corp.                        4,200          267,036
                                                              4,930,293
-----------------------------------------------------------------------
Air Freight & Couriers - 0.79%
-----------------------------------------------------------------------
FedEx Corp.                                     66,708        3,508,841
-----------------------------------------------------------------------
Banks - 0.17%
-----------------------------------------------------------------------
New York Community Bancorp, Inc.                25,800          761,616
-----------------------------------------------------------------------
Beverages - 1.06%
-----------------------------------------------------------------------
Coca-Cola Co.                                   26,300        1,064,098
Coca-Cola Enterprises, Inc.                     55,800        1,229,274
Pepsi Bottling Group, Inc.                      52,700        1,335,945
PepsiCo, Inc.                                   26,700        1,080,816
                                                              4,710,133
-----------------------------------------------------------------------
Biotechnology - 3.50%
-----------------------------------------------------------------------
Amgen, Inc.*                                   162,419        8,276,872
Chiron Corp. (1)*                               35,500        1,331,960
Genentech, Inc.*                               122,724        4,508,880
IDEC Pharmaceuticals Corp.*                     44,587        1,430,829
                                                             15,548,541
-----------------------------------------------------------------------
Commercial Services & Supplies - 5.15%
-----------------------------------------------------------------------
Automatic Data Processing, Inc.                136,316        4,726,076
Certegy, Inc.                                  140,326        3,589,539
CheckFree Corp.*                                48,400          930,732
Concord EFS, Inc.                              196,606        2,882,244
First Data Corp.                               288,505        9,924,572
ITT Educational Services, Inc.*                 28,400          794,632
                                                             22,847,795
-----------------------------------------------------------------------
Communications Equipment - 4.46%
-----------------------------------------------------------------------
Cisco Systems, Inc.*                         1,074,200       14,362,054
QUALCOMM, Inc.*                                128,076        4,823,342
Scientific-Atlanta, Inc.                        54,800          608,280
                                                             19,793,676
-----------------------------------------------------------------------
Computers & Peripherals - 4.27%
-----------------------------------------------------------------------
Dell Computer Corp.*                           578,585       13,805,038
EMC Corp.*                                      69,900          538,230
Hewlett-Packard Co.                            137,411        2,392,326
International Business Machines Corp.           11,900          930,937
Lexmark International, Inc.*                    13,700          829,398
Storage Technology Corp.*                       20,500          453,050
                                                             18,948,979
-----------------------------------------------------------------------
Diversified Financials - 12.62%
-----------------------------------------------------------------------
American Express Co.                           131,071   $    4,656,953
Capital One Financial Corp.                     44,200        1,372,410
Citigroup, Inc.                                380,737       13,089,738
Federal Home Loan Mortgage Corp.                44,100        2,468,718
Federal National Mortgage Association          233,343       15,097,292
J.P. Morgan Chase & Co.                        229,340        5,352,795
Lehman Brothers Holdings, Inc. (1)              33,639        1,834,335
MBNA Corp.                                      92,950        1,564,348
SLM Corp.                                       99,434       10,562,874
                                                             55,999,463
-----------------------------------------------------------------------
Electrical Equipment - 1.07%
-----------------------------------------------------------------------
Molex, Inc., Class A                           262,725        4,755,323
-----------------------------------------------------------------------
Electronic Equipment & Instruments - 0.46%
-----------------------------------------------------------------------
Fisher Scientific International, Inc.*          70,900        2,049,010
-----------------------------------------------------------------------
Energy Equipment & Services - 1.45%
-----------------------------------------------------------------------
Baker Hughes, Inc.                             120,586        3,648,933
Schlumberger Ltd.                               73,399        2,767,142
                                                              6,416,075
-----------------------------------------------------------------------
Food Products - 0.28%
-----------------------------------------------------------------------
Sara Lee Corp.                                  63,200        1,260,208
-----------------------------------------------------------------------
Health Care Equipment & Supplies - 1.26%
-----------------------------------------------------------------------
DENTSPLY International, Inc.                   107,959        3,625,263
Zimmer Holdings, Inc.*                          48,038        1,969,558
                                                              5,594,821
-----------------------------------------------------------------------
Health Care Providers & Services - 9.71%
-----------------------------------------------------------------------
AmerisourceBergen Corp.                         30,400        1,769,280
Anthem, Inc.*                                   13,700          850,496
Cardinal Health, Inc.                          107,479        6,269,250
Express Scripts, Inc.*                          13,400          744,370
HCA, Inc.                                       94,618        4,043,973
IMS Health, Inc.                               108,228        1,823,642
Lincare Holdings, Inc.                         160,885        4,591,658
Quest Diagnostics, Inc.*                       134,731        7,245,833
UnitedHealth Group, Inc.                       163,218       14,346,862
Wellpoint Health Networks, Inc.*                19,300        1,402,724
                                                             43,088,088
-----------------------------------------------------------------------
Hotels, Restaurants & Leisure - 2.12%
-----------------------------------------------------------------------
Carnival Corp.                                 262,141        6,317,598
International Game Technology*                  10,300          812,361
MGM Mirage*                                     86,874        2,276,099
                                                              9,406,058
-----------------------------------------------------------------------

COMMON STOCKS
SECURITY DESCRIPTION                            SHARES        VALUE
-----------------------------------------------------------------------
Household Durables - 1.19%
-----------------------------------------------------------------------
Lennar Corp.                                    69,843   $    3,761,744
NVR, Inc.*                                       4,500        1,496,250
                                                              5,257,994
-----------------------------------------------------------------------
Household Products - 1.71%
-----------------------------------------------------------------------
Clorox Co.                                      11,000          420,420
Procter & Gamble Co.                            83,627        7,155,962
                                                              7,576,382
-----------------------------------------------------------------------
Industrial Conglomerates - 1.74%
-----------------------------------------------------------------------
General Electric Co.                           334,100        7,731,074
-----------------------------------------------------------------------
Insurance - 3.46%
-----------------------------------------------------------------------
AFLAC, Inc.                                    229,487        7,433,084
American International Group, Inc.             104,857        5,674,861
Progressive Corp.                               46,500        2,247,810
                                                             15,355,755
-----------------------------------------------------------------------
Internet & Catalog Retail - 0.51%
-----------------------------------------------------------------------
eBay, Inc.*                                     30,275        2,275,469
-----------------------------------------------------------------------
Internet Software & Services - 0.22%
-----------------------------------------------------------------------
Overture Services, Inc.*                        42,200          980,306
-----------------------------------------------------------------------
Leisure Equipment & Products - 1.35%
-----------------------------------------------------------------------
GTECH Holdings Corp.*                           80,200        2,181,440
Harley-Davidson, Inc.                           90,621        3,786,145
                                                              5,967,585
-----------------------------------------------------------------------
Machinery - 1.48%
-----------------------------------------------------------------------
Danaher Corp.                                   25,600        1,572,096
Dover Corp. (1)                                191,472        5,010,822
                                                              6,582,918
-----------------------------------------------------------------------
Media - 7.29%
-----------------------------------------------------------------------
AOL Time Warner, Inc.*                          32,600          380,116
Catalina Marketing Corp.                       139,534        2,720,913
Clear Channel Communications, Inc.*            161,723        6,481,858
Comcast Corp., Class A                         262,141        6,705,567
Fox Entertainment Group, Inc., Class A*         16,100          444,843
Liberty Media Corp., Class A                   802,153        7,997,465
Viacom, Inc., Class B*                         197,811        7,625,614
                                                             32,356,376
-----------------------------------------------------------------------
Multi-Line Retail - 1.69%
-----------------------------------------------------------------------
Wal-Mart Stores, Inc.                          156,646        7,487,679
-----------------------------------------------------------------------
Oil & Gas - 0.24%
-----------------------------------------------------------------------
XTO Energy, Inc.                                44,100        1,073,394
-----------------------------------------------------------------------
Personal Products - 0.81%
-----------------------------------------------------------------------
Gillette Co.                                   120,586        3,605,521
-----------------------------------------------------------------------
Pharmaceuticals - 8.33%
-----------------------------------------------------------------------
Forest Laboratories, Inc.*                      53,600   $    2,773,800
Johnson & Johnson                              184,153        9,872,442
Merck & Co., Inc.                               79,500        4,403,505
Mylan Laboratories, Inc.                        59,850        1,599,192
Pfizer, Inc.                                   407,271       12,364,748
Wyeth                                          152,045        5,934,316
                                                             36,948,003
-----------------------------------------------------------------------
Semiconductor Equipment & Products - 3.05%
-----------------------------------------------------------------------
Applied Materials, Inc.                        251,657        3,012,334
Intel Corp.                                    468,502        7,336,742
QLogic Corp.*                                   37,200        1,238,016
Texas Instruments, Inc.                        123,800        1,968,420
                                                             13,555,512
-----------------------------------------------------------------------
Software - 7.73%
-----------------------------------------------------------------------
BMC Software, Inc.*                             27,400          483,062
Citrix Systems, Inc.*                           54,800          756,240
Compuware Corp.*                               136,100          476,350
Electronic Arts, Inc.*                          67,558        3,500,180
Intuit, Inc.*                                  151,927        6,699,981
Microsoft Corp.                                412,915       19,596,946
Symantec Corp.*                                 59,400        2,772,792
                                                             34,285,551
-----------------------------------------------------------------------
Specialty Retail - 4.16%
-----------------------------------------------------------------------
American Eagle Outfitters, Inc.*                34,200          561,222
AutoZone, Inc.*                                 27,000        1,774,170
Gap, Inc. (1)                                   51,100          747,593
Home Depot, Inc.                               253,213        5,292,152
Lowe's Cos., Inc.                              104,201        3,561,590
Regis Corp.                                     51,600        1,390,104
Staples, Inc.*                                 109,500        1,880,115
Tiffany & Co.                                  139,733        3,248,792
                                                             18,455,738
-----------------------------------------------------------------------
Textiles & Apparel - 0.29%
-----------------------------------------------------------------------
Jones Apparel Group, Inc.*                      38,800        1,267,984
-----------------------------------------------------------------------
Tobacco - 0.25%
-----------------------------------------------------------------------
Altria Group, Inc.                              28,900        1,094,443
-----------------------------------------------------------------------
Wireless Telecommunication Services - 2.64%
-----------------------------------------------------------------------
Nextel Communications, Inc.*                   386,710        4,880,280
Vodafone Group PLC, ADR                        361,758        6,819,138
                                                             11,699,418
-----------------------------------------------------------------------
Total Common Stocks (cost - $477,953,717)                   433,176,022
-----------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                             MATURITY    INTEREST
  (000)                                                                               DATES      RATES        VALUE
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.51%
-----------------------------------------------------------------------------------------------------------------------
   $2,285 Repurchase Agreement dated 01/31/03 with Societe Generale, collateralized by $2,337,941 U.S. Treasury Bills 0.000%,
            due 04/17/03; (value - $2,332,096);
            proceeds: $2,285,244                                                    02/03/03      1.280%  $   2,285,000
   13,285 Repurchase Agreement dated 01/31/03 with State Street Bank & Trust Co., collateralized by $13,070,998 U.S. Treasury Notes, 3.375% to 3.625%,
            due 03/31/04 to 04/30/04; (value - $13,552,483);
            proceeds: $13,286,306                                                   02/03/03      1.180      13,285,000
Total Repurchase Agreements (cost - $15,570,000)                                                             15,570,000
-----------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED - 1.09%
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 1.09%
-----------------------------------------------------------------------------------------------------------------------
        2 AIM Liquid Assets Portfolio                                               02/03/03      1.310+          2,100
       19 BlackRock Provident Institutional TempFund                                02/03/03      1.239+         18,950
    1,026 Scudder Institutional Fund, Inc.                                          02/03/03      1.290+      1,026,052
    3,797 UBS Private Money Market Fund LLC                                         02/03/03      1.321+      3,796,898
Total Money Market Funds (cost - $4,844,000)                                                                  4,844,000
-----------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $498,367,717) - 102.22%                                                           453,590,022
Liabilities in excess of other assets - (2.22)%                                                              (9,848,650)
Net Assets - 100.00%                                                                                      $ 443,741,372
-----------------------------------------------------------------------------------------------------------------------

*     Non-Income producing security.

+     Interest rates shown reflect yield at January 31, 2003.

(1)   Security, or portion thereof, was on loan at January 31, 2003.

ADR   American Depositary Receipt.

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments
Portfolio of Investments - January 31, 2003 (unaudited)

COMMON STOCKS - 99.29%
SECURITY DESCRIPTION                            SHARES        VALUE
-----------------------------------------------------------------------
Aerospace & Defense - 2.33%
-----------------------------------------------------------------------
B.F. Goodrich Co. (1)                          137,850   $    2,371,020
Precision Castparts Corp.                      110,000        2,786,300
                                                              5,157,320
-----------------------------------------------------------------------
Banks - 5.89%
-----------------------------------------------------------------------
Colonial BancGroup, Inc.                       217,500        2,575,200
Compass Bancshares, Inc.                       118,700        3,790,091
Regions Financial Corp.                         80,050        2,624,039
Sovereign Bancorp, Inc. (1)                    298,550        4,066,251
                                                             13,055,581
-----------------------------------------------------------------------
Chemicals - 3.66%
-----------------------------------------------------------------------
Cabot Corp.                                    100,000        2,526,000
Engelhard Corp.                                122,200        2,530,762
IMC Global, Inc.                               192,800        1,883,656
RPM International, Inc.                        107,300        1,172,789
                                                              8,113,207
-----------------------------------------------------------------------
Commercial Services & Supplies - 12.74%
-----------------------------------------------------------------------
Avery Dennison Corp.                            19,500        1,162,005
Cendant Corp.*                                 249,700        2,766,676
Certegy, Inc.*                                  49,150        1,257,257
Dun & Bradstreet Corp.*                        111,000        3,923,850
Equifax, Inc.                                  174,900        3,744,609
H&R Block, Inc.                                 43,700        1,655,793
Herman Miller, Inc.                            190,100        3,400,889
John H. Harland Co.                            141,200        3,113,460
Pitney Bowes, Inc.                              47,400        1,542,396
ServiceMaster Co.                              282,800        2,943,948
Valassis Communications, Inc.*                 117,100        2,723,746
                                                             28,234,629
-----------------------------------------------------------------------
Communications Equipment - 0.80%
-----------------------------------------------------------------------
Adaptec, Inc.*                                 298,400        1,766,528
-----------------------------------------------------------------------
Containers & Packaging - 1.02%
-----------------------------------------------------------------------
Pactiv Corp.*                                  110,400        2,253,264
-----------------------------------------------------------------------
Diversified Financials - 2.13%
-----------------------------------------------------------------------
Franklin Resources, Inc.                        35,300        1,176,902
MBNA Corp.                                      93,050        1,566,031
T. Rowe Price & Associates, Inc.                74,300        1,986,782
                                                              4,729,715
-----------------------------------------------------------------------
Diversified Telecommunication
  Services - 2.45%
-----------------------------------------------------------------------
CenturyTel, Inc. (1)                           179,300        5,438,169
-----------------------------------------------------------------------
Electrical Equipment - 3.48%
-----------------------------------------------------------------------
Brady Corp., Class A                            69,200        1,837,952
Energizer Holdings, Inc.*                      123,400   $    3,010,960
Paxar Corp.*                                   192,550        2,868,995
                                                              7,717,907
-----------------------------------------------------------------------
Electronic Equipment & Instruments - 4.61%
-----------------------------------------------------------------------
Coherent, Inc.*                                103,750        2,050,100
Flextronics International Ltd.*                217,450        1,752,647
Littelfuse, Inc.*                               27,100          479,670
PerkinElmer, Inc.                              272,750        2,127,450
Symbol Technologies, Inc.                      305,000        2,571,150
Vishay Intertechnology, Inc.*                  119,450        1,233,918
                                                             10,214,935
-----------------------------------------------------------------------
Energy Equipment & Services - 3.29%
-----------------------------------------------------------------------
Input/Output, Inc.*                            259,450        1,030,017
Superior Energy Services, Inc.*                452,150        3,594,592
Universal Compression Holdings, Inc.*          141,250        2,676,687
                                                              7,301,296
-----------------------------------------------------------------------
Food & Drug Retailing - 1.48%
-----------------------------------------------------------------------
Casey's General Stores, Inc.                   229,000        2,608,310
Kroger Co.*                                     19,500          294,255
Safeway, Inc.*                                  16,200          383,940
                                                              3,286,505
-----------------------------------------------------------------------
Food Products - 1.91%
-----------------------------------------------------------------------
Creative Bakeries, Inc. (2)*                   882,000           48,510
McCormick & Co., Inc.                          186,600        4,179,840
                                                              4,228,350
-----------------------------------------------------------------------
Health Care Equipment & Supplies - 5.28%
-----------------------------------------------------------------------
Apogent Technologies, Inc.*                    203,500        3,483,920
Bausch & Lomb, Inc.                             69,700        2,317,525
Invacare Corp.                                  59,800        1,814,332
Sybron Dental Specialties, Inc.*               249,199        4,084,372
                                                             11,700,149
-----------------------------------------------------------------------
Health Care Providers & Services - 3.77%
-----------------------------------------------------------------------
Beverly Enterprises, Inc.*                     650,500        1,242,455
Health Management Associates, Inc.,
  Class A                                       70,900        1,313,068
IMS Health, Inc.                                84,900        1,430,565
Manor Care, Inc.*                              114,400        2,198,768
Omnicare, Inc.                                  84,200        2,174,886
                                                              8,359,742
-----------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.12%
-----------------------------------------------------------------------
Hilton Hotels Corp.                            126,000        1,475,460
Six Flags, Inc.*                               187,950        1,013,051
                                                              2,488,511
-----------------------------------------------------------------------

COMMON STOCKS
SECURITY DESCRIPTION                           SHARES         VALUE
-----------------------------------------------------------------------
Household Durables - 4.68%
-----------------------------------------------------------------------
American Greetings Corp., Class A (1)*         193,700   $    2,692,430
Black & Decker Corp.                           106,200        3,891,168
Fortune Brands, Inc.                            30,600        1,348,542
Leggett & Platt, Inc.                          120,900        2,442,180
                                                             10,374,320
-----------------------------------------------------------------------
Household Products - 0.91%
-----------------------------------------------------------------------
Clorox Co.                                      52,800        2,018,016
-----------------------------------------------------------------------
Insurance - 5.28%
-----------------------------------------------------------------------
HCC Insurance Holdings, Inc. (1)                86,700        2,089,470
Horace Mann Educators Corp.                    108,100        1,552,316
Markel Corp.*                                   19,000        3,864,600
MBIA, Inc.                                      57,900        2,372,742
XL Capital Ltd., Class A                        24,300        1,823,958
                                                             11,703,086
-----------------------------------------------------------------------
IT Consulting & Services - 2.11%
-----------------------------------------------------------------------
SunGard Data Systems, Inc.*                     97,100        1,887,624
Unisys Corp.*                                  299,000        2,786,680
                                                              4,674,304
-----------------------------------------------------------------------
Leisure Equipment & Products - 1.36%
-----------------------------------------------------------------------
Hasbro, Inc.                                   250,800        3,009,600
-----------------------------------------------------------------------
Machinery - 6.96%
-----------------------------------------------------------------------
AGCO Corp.*                                    133,650        2,392,335
Harsco Corp.                                    80,400        2,305,872
IDEX Corp.                                      63,400        1,848,744
JLG Industries, Inc.                           162,800        1,017,500
Joy Global, Inc.*                              220,200        2,442,018
Stewart & Stevenson Services, Inc.             205,200        2,956,932
Terex Corp.*                                   217,500        2,455,575
                                                             15,418,976
-----------------------------------------------------------------------
Media - 8.29%
-----------------------------------------------------------------------
Grey Global Group, Inc.                          2,915        1,856,829
Harte-Hanks Co.                                155,950        2,866,361
Interpublic Group Cos., Inc.                    98,200        1,263,834
Lee Enterprises, Inc. (1)                      154,000        5,245,240
McClatchy Co., Class A                          87,400        4,924,990
Tribune Co.                                     45,700        2,211,880
                                                             18,369,134
-----------------------------------------------------------------------
Metals & Mining - 0.96%
-----------------------------------------------------------------------
Arch Coal, Inc.                                123,100   $    2,124,706
-----------------------------------------------------------------------
Multi-line Retail - 1.13%
-----------------------------------------------------------------------
Neiman Marcus Group, Inc., Class A*             88,500        2,501,895
-----------------------------------------------------------------------
Multi-Utilities - 1.18%
-----------------------------------------------------------------------
Avista Corp.                                   240,700        2,623,630
-----------------------------------------------------------------------
Paper & Forest Products - 1.44%
-----------------------------------------------------------------------
Louisiana-Pacific Corp.*                       436,450        3,186,085
-----------------------------------------------------------------------
Real Estate - 2.43%
-----------------------------------------------------------------------
Rouse Co.                                      170,000        5,394,100
-----------------------------------------------------------------------
Semiconductor Equipment & Products - 1.08%
-----------------------------------------------------------------------
Fairchild Semiconductor
  International, Inc., Class A*                219,050        2,396,407
-----------------------------------------------------------------------
Software - 1.51%
-----------------------------------------------------------------------
CareCentric, Inc.*                               1,482              860
Systems & Computer Technology Corp.*           373,500        3,335,355
                                                              3,336,215
-----------------------------------------------------------------------
Specialty Retail - 2.70%
-----------------------------------------------------------------------
Charming Shoppes, Inc.*                        392,450        1,318,632
Office Depot, Inc.*                            145,500        1,942,425
Toys R Us, Inc.*                               166,000        1,500,640
United Rentals, Inc.*                          117,950        1,218,423
                                                              5,980,120
-----------------------------------------------------------------------
Textiles & Apparel - 1.31%
-----------------------------------------------------------------------
Jones Apparel Group, Inc.*                      89,000        2,908,520
Total Common Stocks (cost - $220,457,455)                   220,064,922
-----------------------------------------------------------------------

                                             NUMBER OF
                                              WARRANTS
-----------------------------------------------------------------------
WARRANTS - 0.00%
-----------------------------------------------------------------------
Diversified Financials - 0.00%
-----------------------------------------------------------------------
Imperial Credit Industries, Inc.,
  expiring 01/31/08* (cost - $0)                 4,914                0
-----------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                             MATURITY    INTEREST
  (000)                                                                               DATES       RATES       VALUE
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.01%
-----------------------------------------------------------------------------------------------------------------------
   $2,229 Repurchase Agreement dated 01/31/03 with State Street Bank & Trust Co., collateralized by $2,193,094 U.S. Treasury Notes, 3.375% to 3.625%,
            due 03/31/04 to 04/30/04 ; (value - $2,273,879);
            proceeds: $2,229,219 (cost - $2,229,000)                                02/03/03      1.180%  $   2,229,000
-----------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 4.85%
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 4.85%
-----------------------------------------------------------------------------------------------------------------------
        3 AIM Liquid Assets Portfolio                                               02/03/03      1.310+          3,232
       38 BlackRock Provident Institutional TempFund                                02/03/03      1.239+         37,672
        1 Dreyfus Cash Management Fund                                              02/03/03      1.230+          1,367
       17 Federated Treasury Securities Fund                                        02/03/03      1.231+         16,897
    1,318 Scudder Institutional Fund, Inc.                                          02/03/03      1.290+      1,318,322
    9,371 UBS Private Money Market Fund LLC                                         02/03/03      1.321+      9,371,419
Total Money Market Funds (cost - $10,748,909)                                                                10,748,909
-----------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $233,435,364) - 105.15%                                                           233,042,831
Liabilities in excess of other assets - (5.15)%                                                             (11,405,437)
Net Assets - 100.00%                                                                                      $ 221,637,394
-----------------------------------------------------------------------------------------------------------------------

*     Non-Income producing security.

(1)   Security, or portion thereof, was on loan at January 31, 2003.

(2)   Illiquid security representing 0.02% of net assets.

+     Interest rates shown reflect yield at January 31, 2003.

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments
Portfolio of Investments - January 31, 2003 (unaudited)

COMMON STOCKS--96.52%
SECURITY DESCRIPTION                            SHARES        VALUE
-----------------------------------------------------------------------
Air Freight & Couriers--0.54%
-----------------------------------------------------------------------
UTI Worldwide, Inc.                             54,400   $    1,294,720
-----------------------------------------------------------------------
Auto Components - 2.44%
-----------------------------------------------------------------------
Gentex Corp.*                                  200,200        5,896,090
-----------------------------------------------------------------------
Banks - 9.33%
-----------------------------------------------------------------------
City National Corp.                            126,000        5,773,320
Cullen/Frost Bankers, Inc.                     136,000        4,225,520
Downey Financial Corp.                          82,000        3,370,200
First Niagara Financial Group, Inc.             58,720          681,152
IndyMac Bancorp, Inc.                           74,100        1,450,137
Southwest Bancorp of Texas*                     41,300        1,343,489
Sovereign Bancorp, Inc. (1)                    135,000        1,838,700
Webster Financial Corp.                        107,100        3,901,653
                                                             22,584,171
-----------------------------------------------------------------------
Biotechnology - 4.75%
-----------------------------------------------------------------------
Cubist Pharmaceuticals, Inc. (1)*              260,200        1,709,514
CV Therapeutics, Inc. (1)*                      95,800        1,609,440
Exelixis, Inc.*                                242,400        1,565,904
Neurocrine Biosciences, Inc. (1)*              131,800        5,716,166
Protein Design Labs, Inc.*                     106,800          905,664
                                                             11,506,688
-----------------------------------------------------------------------
Commercial Services & Supplies - 3.43%
-----------------------------------------------------------------------
Bright Horizons Family Solutions*              104,500        2,790,150
Resources Connection, Inc.*                    113,700        2,271,726
West Corp.*                                    198,400        3,243,840
                                                              8,305,716
-----------------------------------------------------------------------
Communications Equipment - 3.99%
-----------------------------------------------------------------------
Advanced Fibre Communications, Inc. (1)*       224,100        3,785,049
CIENA Corp.*                                   291,070        1,688,206
Emulex Corp.*                                   83,300        1,743,469
Tekelec*                                       286,900        2,450,126
                                                              9,666,850
-----------------------------------------------------------------------
Diversified Financials - 1.45%
-----------------------------------------------------------------------
Doral Financial Corp.                          117,350        3,502,898
-----------------------------------------------------------------------
Electronic Equipment & Instruments - 1.50%
-----------------------------------------------------------------------
Fisher Scientific International, Inc.*          78,700        2,274,430
Roper Industries, Inc.                          39,000        1,357,590
                                                              3,632,020
-----------------------------------------------------------------------
Energy Equipment & Services - 1.87%
-----------------------------------------------------------------------
Pride International, Inc.*                     229,700        3,215,800
Rowan Cos., Inc.*                               63,300        1,305,879
                                                              4,521,679
-----------------------------------------------------------------------
Food Products - 2.13%
-----------------------------------------------------------------------
American Italian Pasta Co. (1)*                 96,700   $    3,800,310
Peet's Coffee & Tea, Inc.*                      95,500        1,360,015
                                                              5,160,325
-----------------------------------------------------------------------
Health Care Equipment & Supplies - 0.95%
-----------------------------------------------------------------------
Cytyc Corp.*                                   198,800        2,306,080
-----------------------------------------------------------------------
Health Care Providers & Services - 2.17%
-----------------------------------------------------------------------
Coventry Health Care, Inc.*                     57,900        1,606,725
First Horizon Pharmaceutical Corp.*            255,600        2,067,804
Triad Hospitals, Inc.*                          56,700        1,576,260
                                                              5,250,789
-----------------------------------------------------------------------
Hotels, Restaurants & Leisure - 9.93%
-----------------------------------------------------------------------
California Pizza Kitchen, Inc.*                 55,000        1,339,250
Cheesecake Factory, Inc.*                      185,837        5,909,616
Extended Stay America, Inc. (1)*               298,500        3,507,375
Krispy Kreme Doughnuts, Inc. (1)*              162,300        4,935,543
Ruby Tuesday, Inc.                              10,500          198,450
Sonic Corp.*                                   298,062        6,777,930
Wynn Resorts Ltd.*                              99,500        1,368,125
                                                             24,036,289
-----------------------------------------------------------------------
Household Durables - 3.73%
-----------------------------------------------------------------------
D.R. Horton, Inc.                              284,550        5,434,905
KB HOME                                         60,800        2,718,368
WCI Communities, Inc.*                          98,800          881,296
                                                              9,034,569
-----------------------------------------------------------------------
Insurance - 8.46%
-----------------------------------------------------------------------
Everest Re Group Ltd.                           31,200        1,574,664
HCC Insurance Holdings, Inc. (1)                90,300        2,176,230
Hilb, Rogal & Hamilton Co.                      42,900        1,613,898
IPC Holdings Ltd.                               31,000          898,690
PartnerRe Ltd.                                 145,300        7,337,650
RenaissanceRe Holdings Ltd.                     73,100        2,870,637
W.R. Berkley Corp.                             102,400        4,014,080
                                                             20,485,849
-----------------------------------------------------------------------
Internet Software & Services - 0.56%
-----------------------------------------------------------------------
WebEx Communications, Inc. (1)*                132,700        1,342,924
-----------------------------------------------------------------------
IT Consulting & Services - 1.33%
-----------------------------------------------------------------------
Anteon International Corp.*                     43,300          978,580
Priority Healthcare Corp.*                      96,300        2,239,938
                                                              3,218,518
-----------------------------------------------------------------------
Machinery - 0.59%
-----------------------------------------------------------------------
CoorsTek, Inc.*                                 55,200        1,420,848
-----------------------------------------------------------------------

COMMON STOCKS
SECURITY DESCRIPTION                            SHARES        VALUE
-----------------------------------------------------------------------
Media - 10.81%
-----------------------------------------------------------------------
Cumulus Media, Inc., Class A*                  242,400   $    3,631,152
Getty Images, Inc.*                            113,500        3,319,875
Gray Television, Inc.                          289,400        2,908,470
Lin TV Corp., Class A*                         212,900        5,188,373
Mediacom Communications Corp., Class A (1)*    395,300        3,454,922
Radio One, Inc., Class A*                      182,300        2,822,004
Westwood One, Inc.*                            129,500        4,831,645
                                                             26,156,441
-----------------------------------------------------------------------
Multi-Line Retail - 2.50%
-----------------------------------------------------------------------
Dollar Tree Stores, Inc. (1)*                  275,675        6,054,099
-----------------------------------------------------------------------
Pharmaceuticals - 6.17%
-----------------------------------------------------------------------
Cima Labs, Inc.*                               108,300        2,436,642
Inspire Pharmaceuticals, Inc.*                 160,900        2,061,129
Medicis Pharmaceutical Corp., Class A*          51,100        2,639,315
Nektar Therapeutics (1)*                       447,000        2,619,420
Scios, Inc. (1)*                                80,000        2,624,000
Trimeris, Inc. (1)*                             60,500        2,557,335
                                                             14,937,841
-----------------------------------------------------------------------
Real Estate - 0.27%
-----------------------------------------------------------------------
FBR Asset Investment Corp.                      21,200          660,380
-----------------------------------------------------------------------
Road & Rail - 1.16%
-----------------------------------------------------------------------
Arkansas Best Corp.                             71,400        1,728,594
Swift Transportation Co., Inc.*                 68,100        1,089,600
                                                              2,818,194
-----------------------------------------------------------------------
Semiconductor Equipment & Products - 2.53%
-----------------------------------------------------------------------
Applied Micro Circuits Corp.*                  209,700          759,114
Cymer, Inc.*                                    55,400        1,712,414
Integrated Circuit Systems, Inc.*               77,900   $    1,635,900
Micrel, Inc.*                                  243,100        2,025,023
                                                              6,132,451
-----------------------------------------------------------------------
Software - 3.51%
-----------------------------------------------------------------------
Cerner Corp.*                                   64,100        2,363,303
Jack Henry & Associates, Inc. (1)              295,500        3,652,380
Quest Software, Inc.*                          243,300        2,467,062
                                                              8,482,745
-----------------------------------------------------------------------
Specialty Retail - 7.11%
-----------------------------------------------------------------------
Bed, Bath & Beyond, Inc.*                       90,000        3,017,700
Cost Plus, Inc.*                               174,900        4,127,640
GameStop Corp.*                                 79,200          673,200
Group 1 Automotive, Inc.*                       52,200        1,297,692
Linens `n Things, Inc.*                         28,500          664,335
Lowe's Cos., Inc.                               30,000        1,025,400
PetSmart, Inc.*                                 87,800        1,317,000
Rent-A-Center, Inc.*                            61,400        3,238,850
Too, Inc.*                                     111,500        1,856,475
                                                             17,218,292
-----------------------------------------------------------------------
Textiles & Apparel - 2.16%
-----------------------------------------------------------------------
Coach, Inc.*                                   163,300        5,217,435
-----------------------------------------------------------------------
Trading Companies & Distributors - 1.15%
-----------------------------------------------------------------------
MSC Industrial Direct Co., Inc., Class A*      157,400        2,785,980
-----------------------------------------------------------------------
Total Common Stocks (cost - $253,874,346)                   233,630,881
-----------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                             MATURITY    INTEREST
  (000)                                                                               DATES       RATES       VALUE
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.40%
-----------------------------------------------------------------------------------------------------------------------
   $8,237 Repurchase Agreement dated 01/31/03 with State Street Bank & Trust Co., collateralized by $8,104,314 U.S. Treasury Notes, 3.375% to 3.625%,
            due 03/31/04 to 04/30/04; (value - $8,402,845);
            proceeds: $8,237,810 (cost - $8,237,000)                                02/03/03      1.180%  $   8,237,000
-----------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 9.83%
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 9.83%
-----------------------------------------------------------------------------------------------------------------------
      574 Deutsche Cash Reserves Fund                                               02/03/03      1.241+        573,808
        9 Dreyfus Cash Management Fund                                              02/03/03      1.230+          8,908
       14 Federated Treasury Obligation Fund                                        02/03/03      1.231+         14,014
    8,505 Scudder Institutional Fund, Inc.                                          02/03/03      1.290+      8,504,972
   14,704 UBS Private Money Market Fund LLC                                         02/03/03      1.321+     14,706,098
Total Money Market Funds (cost - $23,807,800)                                                                23,807,800
-----------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $285,919,146) - 109.75%                                                           265,675,681
Liabilities in excess of other assets - (9.75)%                                                             (23,609,654)
Net Assets - 100.00%                                                                                      $ 242,066,027
-----------------------------------------------------------------------------------------------------------------------

*     Non-Income producing security.

+     Interest rates shown reflect yield at January 31, 2003.

(1)   Security, or portion thereof, was on loan at January 31, 2003.

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments
Portfolio of Investments - January 31, 2003 (unaudited)

COMMON STOCKS - 94.04%
SECURITY DESCRIPTION                           SHARES         VALUE
-----------------------------------------------------------------------
AUSTRALIA - 2.49%
-----------------------------------------------------------------------
Banks - 0.55%
-----------------------------------------------------------------------
Westpac Banking Corp. Ltd.                     215,000   $    1,783,519
-----------------------------------------------------------------------
Media - 0.71%
-----------------------------------------------------------------------
News Corp. Ltd.                                345,000        2,285,495
-----------------------------------------------------------------------
Metals & Mining - 1.23%
-----------------------------------------------------------------------
M.I.M. Holdings Ltd.                         1,700,000        1,534,803
Newcrest Mining Ltd.                           300,000        1,159,016
WMC Resources Ltd.*                            550,000        1,283,301
                                                              3,977,120
-----------------------------------------------------------------------
Total Australia Common Stocks                                 8,046,134
-----------------------------------------------------------------------
BRAZIL - 0.45%
-----------------------------------------------------------------------
Diversified Telecommunication
  Services - 0.45%
-----------------------------------------------------------------------
Tele Norte Leste Participacoes S.A., ADR       190,000        1,463,000
-----------------------------------------------------------------------
DENMARK - 1.53%
-----------------------------------------------------------------------
Commercial Services & Supplies - 1.53%
-----------------------------------------------------------------------
Group 4 Falck (1)                              248,000        4,926,144
-----------------------------------------------------------------------
FINLAND - 1.18%
-----------------------------------------------------------------------
Paper & Forest Products - 1.18%
-----------------------------------------------------------------------
UPM-Kymmene OYJ (1)                            135,465        3,804,371
-----------------------------------------------------------------------
FRANCE - 4.49%
-----------------------------------------------------------------------
Banks - 1.85%
-----------------------------------------------------------------------
BNP Paribas S.A                                151,448        5,980,552
-----------------------------------------------------------------------
Construction & Engineering - 1.39%
-----------------------------------------------------------------------
Vinci S.A                                       71,291        4,467,449
-----------------------------------------------------------------------
Pharmaceuticals - 1.25%
-----------------------------------------------------------------------
Aventis S.A                                     79,391        4,031,186
-----------------------------------------------------------------------
Total France Common Stocks                                   14,479,187
-----------------------------------------------------------------------
GERMANY - 2.47%
-----------------------------------------------------------------------
Banks - 1.26%
-----------------------------------------------------------------------
Deutsche Bank AG (1)                            95,881        4,065,311
-----------------------------------------------------------------------
Household Products - 1.21%
-----------------------------------------------------------------------
Henkel KGaA (1)                                 64,573        3,914,011
-----------------------------------------------------------------------
Total Germany Common Stocks                                   7,979,322
-----------------------------------------------------------------------
HONG KONG - 3.06%
-----------------------------------------------------------------------
Airlines - 0.91%
-----------------------------------------------------------------------
Cathay Pacific Airways Ltd.                  1,970,000        2,942,391
-----------------------------------------------------------------------
Banks - 0.51%
-----------------------------------------------------------------------
Hang Seng Bank Ltd.                            155,000        1,649,370
-----------------------------------------------------------------------
Industrial Conglomerates - 0.86%
-----------------------------------------------------------------------
Hutchison Whampoa Ltd.                         440,300   $    2,766,005
-----------------------------------------------------------------------
Oil & Gas - 0.30%
-----------------------------------------------------------------------
CNOOC Ltd.                                     763,000          983,102
-----------------------------------------------------------------------
Wireless Telecommunication Services - 0.48%
-----------------------------------------------------------------------
China Unicom Ltd. (1)*                       2,200,000        1,551,292
-----------------------------------------------------------------------
Total Hong Kong Common Stocks                                 9,892,160
-----------------------------------------------------------------------
HUNGARY - 0.50%
-----------------------------------------------------------------------
Banks - 0.50%
-----------------------------------------------------------------------
OTP Bank Rt., ADR                               83,000        1,606,473
-----------------------------------------------------------------------
INDONESIA - 0.60%
-----------------------------------------------------------------------
Diversified Telecommunication
  Services - 0.60%
-----------------------------------------------------------------------
PT Telekomunikasi Indonesia, Series B        5,087,000        1,935,583
-----------------------------------------------------------------------
ISRAEL - 0.40%
-----------------------------------------------------------------------
Pharmaceuticals - 0.40%
-----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd., ADR        33,400        1,282,560
-----------------------------------------------------------------------
ITALY - 6.15%
-----------------------------------------------------------------------
Banks - 1.29%
-----------------------------------------------------------------------
UniCredito Italiano SpA (1)                  1,152,200        4,145,308
-----------------------------------------------------------------------
Insurance - 1.03%
-----------------------------------------------------------------------
Riunione Adriatica di Sicurta SpA (1)          298,135        3,333,096
-----------------------------------------------------------------------
Oil & Gas - 1.31%
-----------------------------------------------------------------------
ENI SpA (1)                                    280,074        4,238,067
-----------------------------------------------------------------------
Wireless Telecommunication Services - 2.52%
-----------------------------------------------------------------------
Telecom Italia SpA (1)                       1,732,332        8,127,274
-----------------------------------------------------------------------
Total Italy Common Stocks                                    19,843,745
-----------------------------------------------------------------------
JAPAN - 20.23%
-----------------------------------------------------------------------
Air Freight & Couriers - 0.67%
-----------------------------------------------------------------------
Yamato Transport Co. Ltd.                      158,000        2,178,584
-----------------------------------------------------------------------
Auto Components - 1.24%
-----------------------------------------------------------------------
Bridgestone Corp.                              120,000        1,331,499
Denso Corp.                                    173,600        2,675,890
                                                              4,007,389
-----------------------------------------------------------------------
Automobiles - 0.97%
-----------------------------------------------------------------------
Honda Motor Co. Ltd.                            94,000        3,126,673
-----------------------------------------------------------------------
Chemicals - 1.16%
-----------------------------------------------------------------------
Shin Etsu Chemical Co. Ltd. (1)                114,900        3,754,808
-----------------------------------------------------------------------
Commercial Services & Supplies - 1.65%
-----------------------------------------------------------------------
Secom Co. Ltd.                                  82,000        2,385,728
Toppan Printing Co.                            431,000        2,931,899
                                                              5,317,627
-----------------------------------------------------------------------

COMMON STOCKS
SECURITY DESCRIPTION                           SHARES         VALUE
-----------------------------------------------------------------------
JAPAN - (CONTINUED)
-----------------------------------------------------------------------
Diversified Financials - 2.13%
-----------------------------------------------------------------------
Aiful Corp.                                     49,400   $    1,984,978
Credit Saison Co. Ltd.                         172,000        2,866,308
Nomura Securities Co. Ltd.                     168,000        2,018,157
                                                              6,869,443
-----------------------------------------------------------------------
Diversified Telecommunication
  Services - 0.88%
-----------------------------------------------------------------------
Nippon Telephone & Telegraph Corp. (NTT)           846        2,835,163
-----------------------------------------------------------------------
Electrical Equipment - 0.77%
-----------------------------------------------------------------------
Mabuchi Motor Co. Ltd.                          30,400        2,483,598
-----------------------------------------------------------------------
Electronic Equipment & Instruments - 0.53%
-----------------------------------------------------------------------
TDK Corp.                                       41,900        1,722,037
-----------------------------------------------------------------------
Food & Drug Retailing - 0.84%
-----------------------------------------------------------------------
Lawson, Inc.                                   103,000        2,696,178
-----------------------------------------------------------------------
Household Durables - 1.20%
-----------------------------------------------------------------------
Sekisui House Ltd. (1)                         178,000        1,274,661
Sony Corp. (1)                                  66,400        2,607,178
                                                              3,881,839
-----------------------------------------------------------------------
Household Products - 0.49%
-----------------------------------------------------------------------
Kao Corp. (1)                                   77,000        1,569,464
-----------------------------------------------------------------------
Insurance - 0.61%
-----------------------------------------------------------------------
Millea Holdings, Inc.                              277        1,969,747
-----------------------------------------------------------------------
Leisure Equipment & Products - 0.71%
-----------------------------------------------------------------------
Fuji Photo Film Co. Ltd.                        76,000        2,287,191
-----------------------------------------------------------------------
Multi-line Retail - 1.80%
-----------------------------------------------------------------------
Aeon Co. Ltd. (1)                              104,000        2,379,892
Ito-Yokado Co. Ltd.                             60,000        1,605,602
Marui Co. Ltd.                                 209,000        1,827,694
                                                              5,813,188
-----------------------------------------------------------------------
Office Electronics - 1.14%
-----------------------------------------------------------------------
Canon, Inc.                                    105,000        3,667,625
-----------------------------------------------------------------------
Pharmaceuticals - 1.58%
-----------------------------------------------------------------------
Takeda Chemical Industries Ltd.                 78,000        2,965,112
Yamanouchi Pharmaceutical Co.                   81,800        2,127,598
                                                              5,092,710
-----------------------------------------------------------------------
Semiconductor Equipment & Products - 0.55%
-----------------------------------------------------------------------
Rohm Co. Ltd.                                   15,700        1,789,163
-----------------------------------------------------------------------
Software - 0.58%
-----------------------------------------------------------------------
Sorun Corp.                                    106,600          455,886
Trend Micro, Inc.*                              85,000        1,411,529
                                                              1,867,415
-----------------------------------------------------------------------
Trading Companies & Distributors - 0.73%
-----------------------------------------------------------------------
Sumitomo Corp.                                 505,000   $    2,365,971
Total Japan Common Stocks                                    65,295,813
-----------------------------------------------------------------------
MALAYSIA - 0.54%
-----------------------------------------------------------------------
Hotels, Restaurants & Leisure - 0.54%
-----------------------------------------------------------------------
Resorts World Berhad                           625,000        1,726,974
-----------------------------------------------------------------------
MEXICO - 0.87%
-----------------------------------------------------------------------
Banks - 0.87%
-----------------------------------------------------------------------
Grupo Financiero BBVA
  Bancomer S.A. de C.V., Series B (1)*       3,650,000        2,793,794
-----------------------------------------------------------------------
NETHERLANDS - 8.27%
-----------------------------------------------------------------------
Air Freight & Couriers - 1.13%
-----------------------------------------------------------------------
TPG N.V                                        241,905        3,665,692
-----------------------------------------------------------------------
Banks - 1.45%
-----------------------------------------------------------------------
ABN AMRO Holdings N.V                          300,388        4,677,725
-----------------------------------------------------------------------
Diversified Financials - 1.70%
-----------------------------------------------------------------------
ING Groep N.V                                  361,476        5,485,367
-----------------------------------------------------------------------
Electrical Equipment - 1.13%
-----------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V    214,508        3,639,860
-----------------------------------------------------------------------
Multi-line Insurance - 1.27%
-----------------------------------------------------------------------
Aegon N.V                                      327,647        4,099,361
-----------------------------------------------------------------------
Media - 1.59%
-----------------------------------------------------------------------
VNU N.V                                        196,915        5,132,544
Total Netherlands Common Stocks                              26,700,549
-----------------------------------------------------------------------
NORWAY - 1.48%
-----------------------------------------------------------------------
Oil & Gas - 1.48%
-----------------------------------------------------------------------
Norsk Hydro ASA                                115,000        4,786,784
-----------------------------------------------------------------------
PORTUGAL - 1.59%
-----------------------------------------------------------------------
Diversified Telecommunication
  Services - 1.59%
-----------------------------------------------------------------------
Portugal Telecom, SGPS, S.A                    733,853        5,138,552
-----------------------------------------------------------------------
RUSSIA - 0.55%
-----------------------------------------------------------------------
Oil & Gas - 0.44%
-----------------------------------------------------------------------
Surgutneftegaz, ADR                             19,400          286,150
YUKOS, ADR (1)                                   8,200        1,143,900
                                                              1,430,050
-----------------------------------------------------------------------
Wireless Telecommunication Services - 0.11%
-----------------------------------------------------------------------
AO VimpelCom, ADR                               10,600          337,716
Total Russia Common Stocks                                    1,767,766
-----------------------------------------------------------------------

COMMON STOCKS
SECURITY DESCRIPTION                           SHARES        VALUE
-----------------------------------------------------------------------
SINGAPORE - 0.54%
-----------------------------------------------------------------------
Banks - 0.54%
-----------------------------------------------------------------------
DBS Group Holdings Ltd.                        300,000   $    1,759,177
SOUTH AFRICA - 0.59%
-----------------------------------------------------------------------
Banks - 0.59%
-----------------------------------------------------------------------
Standard Bank Group Ltd.                       540,000        1,906,631
-----------------------------------------------------------------------
SOUTH KOREA - 1.14%
-----------------------------------------------------------------------
Banks - 0.41%
-----------------------------------------------------------------------
Hana Bank*                                      90,000        1,329,877
-----------------------------------------------------------------------
Metals & Mining - 0.34%
-----------------------------------------------------------------------
Pohang Iron & Steel Co. Ltd., ADR               10,600        1,083,697
-----------------------------------------------------------------------
Multi-line Retail - 0.39%
-----------------------------------------------------------------------
Shinsegae Co. Ltd.                               8,990        1,274,356
Total South Korea Common Stocks                               3,687,930
-----------------------------------------------------------------------
SPAIN - 5.60%
-----------------------------------------------------------------------
Banks - 3.07%
-----------------------------------------------------------------------
Banco Bilbao Vizcaya Argenta                   561,099        4,862,920
Banco Santander Central Hispano S.A            818,575        5,054,875
                                                              9,917,795
-----------------------------------------------------------------------
Diversified Telecommunication
  Services - 2.53%
-----------------------------------------------------------------------
Telefonica S.A.*                               846,796        8,166,561
Total Spain Common Stocks                                    18,084,356
-----------------------------------------------------------------------
SWEDEN - 7.50%
-----------------------------------------------------------------------
Banks - 1.57%
-----------------------------------------------------------------------
Nordea AB (1)                                1,180,000        5,054,736
-----------------------------------------------------------------------
Building Products - 1.93%
-----------------------------------------------------------------------
Assa Abloy AB, Series B (1)                    605,600        6,221,845
-----------------------------------------------------------------------
Household Durables - 1.51%
-----------------------------------------------------------------------
Electrolux AB, Series B (1)                    334,000        4,866,092
-----------------------------------------------------------------------
Machinery - 2.49%
-----------------------------------------------------------------------
Atlas Copco AB (1)                             210,900        3,917,298
SKF AB, Series B (1)                           168,500        4,137,142
                                                              8,054,440
-----------------------------------------------------------------------
Total Sweden Common Stocks                                   24,197,113
-----------------------------------------------------------------------
SWITZERLAND - 2.94%
-----------------------------------------------------------------------
Banks - 1.60%
-----------------------------------------------------------------------
Credit Suisse Group S.A. (1)                   240,000        5,149,688
-----------------------------------------------------------------------
Multi-line Insurance - 1.34%
-----------------------------------------------------------------------
Zurich Financial Services AG                    44,666   $    4,334,840
Total Switzerland Common Stocks                               9,484,528
-----------------------------------------------------------------------
TAIWAN - 0.46%
-----------------------------------------------------------------------
Semiconductor Equipment & Products - 0.46%
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd., ADR*                                   220,000        1,474,000
-----------------------------------------------------------------------
THAILAND - 0.85%
-----------------------------------------------------------------------
Banks - 0.85%
-----------------------------------------------------------------------
Bangkok Bank Public Co. Ltd. (1)*            1,200,000        1,866,667
Siam Commercial Bank Public Co. Ltd. (1)*    1,100,500          875,251
                                                              2,741,918
-----------------------------------------------------------------------
UNITED KINGDOM - 17.57%
-----------------------------------------------------------------------
Banks - 3.84%
-----------------------------------------------------------------------
Abbey National PLC                             385,000        2,545,890
Barclays PLC                                   578,000        3,330,112
Royal Bank of Scotland Group PLC               296,000        6,519,663
                                                             12,395,665
-----------------------------------------------------------------------
Beverages - 0.98%
-----------------------------------------------------------------------
Diageo PLC                                     309,000        3,156,479
-----------------------------------------------------------------------
Gas Utilities - 1.42%
-----------------------------------------------------------------------
Centrica PLC                                 1,800,000        4,582,010
-----------------------------------------------------------------------
Insurance - 1.46%
-----------------------------------------------------------------------
Aviva PLC                                      730,000        4,716,197
-----------------------------------------------------------------------
Internet & Catalog Retail - 1.13%
-----------------------------------------------------------------------
GUS PLC                                        447,000        3,632,347
-----------------------------------------------------------------------
Media - 2.62%
-----------------------------------------------------------------------
British Sky Broadcasting Group PLC*            461,639        4,499,287
WPP Group PLC                                  567,000        3,973,246
                                                              8,472,533
-----------------------------------------------------------------------
Pharmaceuticals - 2.80%
-----------------------------------------------------------------------
GlaxoSmithKline PLC                            481,000        9,051,571
-----------------------------------------------------------------------
Wireless Telecommunication Services - 3.32%
-----------------------------------------------------------------------
Vodafone Group PLC                           5,971,578       10,707,016
Total United Kingdom Common Stocks                           56,713,818
-----------------------------------------------------------------------
Total Common Stocks (cost - $359,739,447)                   303,518,382
-----------------------------------------------------------------------
PREFERRED STOCKS - 1.33%
-----------------------------------------------------------------------
GERMANY - 1.33%
-----------------------------------------------------------------------
Automobiles - 1.33%
-----------------------------------------------------------------------
Porsche AG (cost - $4,777,899)                  10,682        4,301,975
-----------------------------------------------------------------------

                                                                                   NUMBER OF
SECURITY DESCRIPTION                                                                 RIGHTS                   VALUE
-----------------------------------------------------------------------------------------------------------------------
RIGHTS - 0.05%
-----------------------------------------------------------------------------------------------------------------------
SPAIN - 0.05%
-----------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication Services - 0.05%
-----------------------------------------------------------------------------------------------------------------------
Telefonica S.A.* (cost - $147,125)                                                   846,796              $     163,695

PRINCIPAL
 AMOUNT                                                                             MATURITY   INTEREST
  (000)                                                                               DATES      RATES
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT  - 4.47%
-----------------------------------------------------------------------------------------------------------------------
  $14,418 Repurchase Agreement dated 01/31/03 with State Street Bank & Trust Co., collateralized by $14,185,747 U.S. Treasury Notes, 3.375% to 3.625%,
           due 03/31/04 to 04/30/04; (value - $14,708,295);
           proceeds: $14,419,418 (cost - $14,418,000)                               02/03/03      1.180%     14,418,000
-----------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
 (000)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 24.14%
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 24.14%
-----------------------------------------------------------------------------------------------------------------------
       1  BlackRock Provident Institutional TempFund                                02/03/03      1.239++           542
     893  Deutsche Cash Reserve Fund                                                02/03/03      1.241++       892,503
       1  Dreyfus Cash Management Fund                                              02/03/03      1.230++           803
       8  Federated Treasury Securities Fund                                        02/03/03      1.231++         7,510
  12,837  Scudder Institutional Fund, Inc.                                          02/03/03      1.290++    12,836,780
  64,176  UBS Private Money Market Fund LLC                                         02/03/03      1.321++    64,176,446
Total Money Market Funds (cost - $77,914,584)                                                                77,914,584
-----------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $456,997,055) - 124.03%                                                           400,316,636
Liabilities in excess of other assets - (24.03)%                                                            (77,554,922)
Net Assets - 100.00%                                                                                      $ 322,761,714
-----------------------------------------------------------------------------------------------------------------------

*     Non-Income producing security.

ADR   American Depositary Receipt.

(1)   Security, or portion thereof, was on loan at January 31, 2003.

++    Interest rates shown reflect yield at January 31, 2003.

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments
Portfolio of Investments - January 31, 2003 (unaudited)

COMMON STOCKS - 92.47%
SECURITY DESCRIPTION                           SHARES         VALUE
-----------------------------------------------------------------------
BRAZIL - 4.41%
-----------------------------------------------------------------------
Banks - 0.60%
-----------------------------------------------------------------------
Unibanco - Uniao de Bancos
  Brasileiros S.A., GDR (1)                     37,900   $      443,051
-----------------------------------------------------------------------
Diversified Telecommunication
  Services - 0.79%
-----------------------------------------------------------------------
Brasil Telecom Participacoes S.A., ADR           7,708          195,012
Brasil Telecom S.A                             186,521              556
Tele Norte Leste Participacoes S.A., ADR        50,535          389,119
                                                                584,687
-----------------------------------------------------------------------
Metals & Mining - 1.79%
-----------------------------------------------------------------------
Companhia Siderurgica Nacional S.A           2,000,000           32,920
Companhia Siderurgica Nacional S.A., ADR        11,500          189,750
Companhia Vale do Rio Doce, Class A             16,900          442,671
Companhia Vale do Rio Doce, ADR                 21,214          556,867
Gerdau S.A., ADR                                10,000           91,800
                                                              1,314,008
-----------------------------------------------------------------------
Oil & Gas - 0.14%
-----------------------------------------------------------------------
Petroleo Brasileiro S.A. - Petrobras, ADR        7,758          105,121
-----------------------------------------------------------------------
Paper & Forest Products - 1.09%
-----------------------------------------------------------------------
Aracruz Celulose S.A., ADR                      19,100          369,585
Votorantim Celulose e Papel S.A., ADR           24,315          429,160
                                                                798,745
-----------------------------------------------------------------------
Total Brazil Common Stocks                                    3,245,612
-----------------------------------------------------------------------
CHINA - 1.96%
-----------------------------------------------------------------------
Computers & Peripherals - 0.51%
-----------------------------------------------------------------------
Legend Group Ltd. (1)                        1,018,000          375,227
-----------------------------------------------------------------------
Electric Utilities - 0.33%
-----------------------------------------------------------------------
Huaneng Power International, Inc.              296,000          242,873
-----------------------------------------------------------------------
Marine - 0.27%
-----------------------------------------------------------------------
China Shipping Development Co. Ltd.,
  Class H                                      898,000          203,778
-----------------------------------------------------------------------
Metals & Mining - 0.85%
-----------------------------------------------------------------------
Aluminum Corp. of China Ltd.                   788,000          127,293
Yanzhou Coal Mining Co. Ltd.                 1,156,000          496,491
                                                                623,784
-----------------------------------------------------------------------
Total China Common Stocks                                     1,445,662
-----------------------------------------------------------------------
CZECH REPUBLIC - 0.34%
-----------------------------------------------------------------------
Banks - 0.17%
-----------------------------------------------------------------------
Komercni Banka A.S.                              1,800          126,392
Komercni Banka A.S., GDR                             2               47
                                                                126,439
-----------------------------------------------------------------------
Electric Utilities - 0.17%
-----------------------------------------------------------------------
CEZ                                             41,300          123,944
-----------------------------------------------------------------------
Total Czech Republic Common Stocks                              250,383
-----------------------------------------------------------------------
HONG KONG - 5.05%
-----------------------------------------------------------------------
Automobiles - 0.95%
-----------------------------------------------------------------------
Denway Motors Ltd.                           1,726,000   $      702,575
-----------------------------------------------------------------------
Electronic Equipment & Instruments - 0.22%
-----------------------------------------------------------------------
Kingboard Chemical Holdings Ltd.               190,000          164,424
-----------------------------------------------------------------------
Industrial Conglomerates - 0.24%
-----------------------------------------------------------------------
Harbin Brewery Group Ltd.*                     586,000          172,796
-----------------------------------------------------------------------
Oil & Gas - 0.91%
-----------------------------------------------------------------------
CNOOC Ltd.                                     522,000          672,581
-----------------------------------------------------------------------
Specialty Retail - 0.22%
-----------------------------------------------------------------------
Giordano International Ltd                     452,000          160,809
-----------------------------------------------------------------------
Wireless Telecommunication Services - 2.51%
-----------------------------------------------------------------------
China Mobile (Hong Kong) Ltd.*                 782,500        1,845,909
-----------------------------------------------------------------------
Total Hong Kong Common Stocks                                 3,719,094
-----------------------------------------------------------------------
HUNGARY - 2.31%
-----------------------------------------------------------------------
Banks - 1.07%
-----------------------------------------------------------------------
OTP Bank Rt., GDR                               40,556          784,966
-----------------------------------------------------------------------
Oil & Gas - 0.76%
-----------------------------------------------------------------------
MOL Magyar Olaj-es Gazipari Rt., GDR            24,500          561,050
-----------------------------------------------------------------------
Pharmaceuticals - 0.48%
-----------------------------------------------------------------------
Gedeon Richter Ltd., GDS                         6,091          355,044
-----------------------------------------------------------------------
Total Hungary Common Stocks                                   1,701,060
-----------------------------------------------------------------------
INDIA - 5.25%
-----------------------------------------------------------------------
Chemicals - 1.08%
-----------------------------------------------------------------------
Reliance Industries Ltd.                        94,500          544,492
Reliance Industries Ltd., GDR (2)               21,393          247,089
                                                                791,581
-----------------------------------------------------------------------
Diversified Financials - 0.73%
-----------------------------------------------------------------------
ICICI Bank Ltd., ADR                            76,788          536,748
-----------------------------------------------------------------------
IT Consulting & Services - 1.68%
-----------------------------------------------------------------------
Infosys Technologies                            10,150          913,680
Satyam Computer Services Ltd., ADR (1)          31,430          321,215
                                                              1,234,895
-----------------------------------------------------------------------
Machinery - 0.44%
-----------------------------------------------------------------------
Tata Engineering & Locomotive Co.*             100,000          321,997
-----------------------------------------------------------------------
Pharmaceuticals - 0.80%
-----------------------------------------------------------------------
Ranbaxy Laboratories Ltd., GDR                  39,373          592,564
-----------------------------------------------------------------------
Textiles & Apparel - 0.52%
-----------------------------------------------------------------------
Reliance Industries Ltd., GDR                   33,400          385,770
Total India Common Stocks                                     3,863,555
-----------------------------------------------------------------------

COMMON STOCKS
SECURITY DESCRIPTION                           SHARES         VALUE
-----------------------------------------------------------------------
INDONESIA - 1.23%
-----------------------------------------------------------------------
Automobiles - 0.72%
-----------------------------------------------------------------------
PT Astra International TBK                   2,219,230   $      525,409
-----------------------------------------------------------------------
Diversified Telecommunication
  Services - 0.51%
-----------------------------------------------------------------------
PT Telekomunikasi Indonesia, Series B          992,330          377,578
Total Indonesia Common Stocks                                   902,987
-----------------------------------------------------------------------
ISRAEL - 2.19%
-----------------------------------------------------------------------
Computers & Peripherals - 0.85%
-----------------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd.             105,566          620,728
-----------------------------------------------------------------------
Internet Software & Services - 0.23%
-----------------------------------------------------------------------
Check Point Software Technologies Ltd.*         11,948          171,215
-----------------------------------------------------------------------
Pharmaceuticals - 1.11%
-----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd., ADR        21,300          817,920
Total Israel Common Stocks                                    1,609,863
-----------------------------------------------------------------------
LUXEMBOURG - 0.47%
-----------------------------------------------------------------------
Energy Equipment & Services - 0.47%
-----------------------------------------------------------------------
Tenaris S.A., ADR*                              17,600          344,960
-----------------------------------------------------------------------
MALAYSIA - 4.45%
-----------------------------------------------------------------------
Banks - 1.09%
-----------------------------------------------------------------------
Commerce Asset-Holding Berhad                  278,000          232,642
Malayan Banking Berhad                         269,000          569,855
                                                                802,497
-----------------------------------------------------------------------
Diversified Financials - 0.73%
-----------------------------------------------------------------------
AMMB Holdings Berhad                           554,200          536,699
-----------------------------------------------------------------------
Hotels, Restaurants & Leisure - 0.92%
-----------------------------------------------------------------------
Resorts World Berhad                           244,000          674,211
-----------------------------------------------------------------------
Oil & Gas - 0.62%
-----------------------------------------------------------------------
Petronas Dagangan Berhad                       307,000          456,461
-----------------------------------------------------------------------
Semiconductor Equipment & Products - 0.58%
-----------------------------------------------------------------------
Unisem (M) Berhad                              262,000          430,921
-----------------------------------------------------------------------
Transportation Infrastructure - 0.51%
-----------------------------------------------------------------------
PLUS (Projek Lebuhraya Utara Selatan)
  Expressways Berhad*                          630,000          374,684
Total Malaysia Common Stocks                                  3,275,473
-----------------------------------------------------------------------
MEXICO - 9.60%
-----------------------------------------------------------------------
Banks - 1.87%
-----------------------------------------------------------------------
Grupo Financiero Banorte S.A. de C.V.,
  Series O                                     437,923        1,033,689
Grupo Financiero BBVA
  Bancomer S.A. de C.V. (GFB), Series B        445,249          340,804
-----------------------------------------------------------------------
                                                              1,374,493
-----------------------------------------------------------------------
Beverages - 0.49%
-----------------------------------------------------------------------
Fomento Economico Mexicano, S.A. de C.V.,
  ADR, Series B                                  6,900          231,150
Grupo Modelo S.A. de C.V., Series C             62,900   $      132,500
                                                                363,650
-----------------------------------------------------------------------
Diversified Telecommunication
  Services - 1.30%
-----------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V., ADR           31,855          953,739
-----------------------------------------------------------------------
Household Durables - 0.49%
-----------------------------------------------------------------------
Consorico ARA, S.A. de C.V.*                   245,100          361,730
-----------------------------------------------------------------------
Industrial Conglomerates - 0.49%
-----------------------------------------------------------------------
Alfa, S.A. de C.V., Series A (1)               242,052          363,666
-----------------------------------------------------------------------
Media - 0.51%
-----------------------------------------------------------------------
TV Azteca S.A. de C.V., ADR                     85,948          373,874
-----------------------------------------------------------------------
Metals & Mining - 0.96%
-----------------------------------------------------------------------
Grupo IMSA S.A. de C.V., ADR                    39,355          411,653
Grupo Mexico S.A., Series B (1)                249,247          294,737
                                                                706,390
-----------------------------------------------------------------------
Multi-Line Retail - 0.97%
-----------------------------------------------------------------------
Organizacion Soriana S.A. de C.V.,
  Series B                                     131,697          219,113
Wal-Mart de Mexico S.A. de C.V.,
  Series C                                     249,726          498,353
                                                                717,466
-----------------------------------------------------------------------
Specialty Retail - 0.37%
-----------------------------------------------------------------------
Grupo Elektra S.A. de C.V., ADR (1)*            35,052          271,302
-----------------------------------------------------------------------
Wireless Telecommunication Services - 2.15%
-----------------------------------------------------------------------
America Movil S.A. de C.V., ADR, Series L      112,356        1,583,096
Total Mexico Common Stocks                                    7,069,406
-----------------------------------------------------------------------
POLAND - 0.50%
-----------------------------------------------------------------------
Oil & Gas - 0.50%
-----------------------------------------------------------------------
Polski Koncern Naftowy Orlen S.A., GDR          41,856          372,519
-----------------------------------------------------------------------
RUSSIA - 5.23%
-----------------------------------------------------------------------
Industrial Conglomerates - 3.51%
-----------------------------------------------------------------------
Gazprom, ADR*                                   49,150          543,107
JSC Mining & Smelting Co., ADR                  38,900          951,105
YUKOS, ADR (1)                                   7,810        1,089,495
                                                              2,583,707
-----------------------------------------------------------------------
Oil & Gas - 1.44%
-----------------------------------------------------------------------
Gazprom, ADR*                                   11,000          121,550
Lukoil Holding, ADR (1)                         11,505          648,882
Surgutneftegaz, ADR                             19,645          289,764
                                                              1,060,196
-----------------------------------------------------------------------
Wireless Telecommunication Services - 0.28%
-----------------------------------------------------------------------
Mobile Telesystems, ADR                          5,700          208,335
Total Russia Common Stocks                                    3,852,238
-----------------------------------------------------------------------

COMMON STOCKS
SECURITY DESCRIPTION                            SHARES        VALUE
-----------------------------------------------------------------------
SOUTH AFRICA - 9.61%
-----------------------------------------------------------------------
Banks - 2.56%
-----------------------------------------------------------------------
ABSA Group Ltd.                                151,753   $      581,429
Standard Bank Group Ltd.                       369,400        1,304,277
                                                              1,885,706
-----------------------------------------------------------------------
Construction & Engineering - 0.06%
-----------------------------------------------------------------------
Aveng Ltd.                                      43,219           46,875
-----------------------------------------------------------------------
Insurance - 0.66%
-----------------------------------------------------------------------
Sanlam Ltd.                                    559,716          484,988
-----------------------------------------------------------------------
Metals & Mining - 5.38%
-----------------------------------------------------------------------
Anglogold Ltd.                                  33,838        1,216,692
Gold Fields Ltd.                                74,200          973,588
Impala Platinum Holdings Ltd.                   25,437        1,772,269
                                                              3,962,549
-----------------------------------------------------------------------
Oil & Gas - 0.47%
-----------------------------------------------------------------------
Sasol Ltd.                                      32,652          349,135
-----------------------------------------------------------------------
Paper & Forest Products - 0.48%
-----------------------------------------------------------------------
Sappi Ltd.                                      25,000          351,164
Total South Africa Common Stocks                              7,080,417
-----------------------------------------------------------------------
SOUTH KOREA - 20.78%
-----------------------------------------------------------------------
Automobiles - 0.61%
-----------------------------------------------------------------------
Hyundai Motor Co. Ltd.                          11,570          245,515
Ssangyong Motor Co.*                            49,600          200,701
                                                                446,216
-----------------------------------------------------------------------
Banks - 3.03%
-----------------------------------------------------------------------
Kookmin Bank                                    37,218        1,278,969
Shinhan Financial Group Co. Ltd.                84,510          951,100
                                                              2,230,069
-----------------------------------------------------------------------
Beverages - 0.26%
-----------------------------------------------------------------------
Hite Brewery Co. Ltd.                            3,980          193,187
-----------------------------------------------------------------------
Building Products - 0.28%
-----------------------------------------------------------------------
Kumgang Korea Chemical Co. Ltd.                  2,170          208,797
-----------------------------------------------------------------------
Chemicals - 1.01%
-----------------------------------------------------------------------
LG Petrochemical Co. Ltd.                       55,110          740,955
-----------------------------------------------------------------------
Computers & Peripherals - 0.19%
-----------------------------------------------------------------------
Trigem Computer, Inc.*                          26,880          138,095
-----------------------------------------------------------------------
Construction & Engineering - 0.84%
-----------------------------------------------------------------------
Daelim Industrial Co. Ltd.                      45,300          618,789
-----------------------------------------------------------------------
Diversified Financials - 0.35%
-----------------------------------------------------------------------
LG Investment & Securities Co. Ltd.             10,660          108,981
Seoul Securities Co. Ltd.                       48,300          146,892
                                                                255,873
-----------------------------------------------------------------------
Diversified Telecommunication
  Services - 1.09%
-----------------------------------------------------------------------
KT Corp.                                         6,440   $      263,907
KT Corp., ADR                                   26,000          537,420
                                                                801,327
-----------------------------------------------------------------------
Electronic Equipment & Instruments - 0.63%
-----------------------------------------------------------------------
Samsung Electro Mechanics Co. Ltd.              14,200          464,184
-----------------------------------------------------------------------
Insurance - 0.59%
-----------------------------------------------------------------------
Samsung Fire & Marine Insurance Co. Ltd.         8,400          438,041
-----------------------------------------------------------------------
Internet & Catalog Retail - 0.27%
-----------------------------------------------------------------------
LG Home Shopping, Inc.                           3,200          200,137
-----------------------------------------------------------------------
Machinery - 0.55%
-----------------------------------------------------------------------
Daewoo Shipbuilding & Marine
  Engineering Co. Ltd.*                         54,230          406,725
-----------------------------------------------------------------------
Marine - 0.18%
-----------------------------------------------------------------------
Hanjin Shipping Co. Ltd.                        22,200          134,459
-----------------------------------------------------------------------
Metals & Mining - 2.67%
-----------------------------------------------------------------------
Pohang Iron & Steel Co. Ltd. (POSCO)             9,500          971,220
Pohang Iron & Steel Co. Ltd. (POSCO), ADR       25,291          644,920
Poongsan Corp.                                  40,800          350,516
                                                              1,966,656
-----------------------------------------------------------------------
Multi-Line Retail - 0.30%
-----------------------------------------------------------------------
Hyundai Department Store Co. Ltd.*              12,920          223,103
-----------------------------------------------------------------------
Semiconductor Equipment & Products - 6.97%
-----------------------------------------------------------------------
Samsung Electronics Co.                         20,508        5,135,809
-----------------------------------------------------------------------
Wireless Telecommunication Services - 0.96%
-----------------------------------------------------------------------
SK Telecom Co. Ltd.                              4,580          704,313
Total South Korea Common Stocks                              15,306,735
-----------------------------------------------------------------------
TAIWAN - 11.94%
-----------------------------------------------------------------------
Banks - 0.76%
-----------------------------------------------------------------------
Chinatrust Financial Holding Co. Ltd.*         628,500          556,484
-----------------------------------------------------------------------
Chemicals - 0.73%
-----------------------------------------------------------------------
Formosa Chemicals & Fibre Corp.                475,000          536,024
-----------------------------------------------------------------------
Computers & Peripherals - 1.27%
-----------------------------------------------------------------------
Compal Electronics, Inc., GDR (1)*             164,000          934,800
-----------------------------------------------------------------------
Diversified Financials - 0.84%
-----------------------------------------------------------------------
Fubon Financial Holding Co. Ltd.               707,000          621,898
-----------------------------------------------------------------------
Electrical Equipment - 0.51%
-----------------------------------------------------------------------
Phoenixtec Power Co. Ltd.                      505,000          372,613
-----------------------------------------------------------------------
Electronic Equipment & Instruments - 2.06%
-----------------------------------------------------------------------
Au Optronics Corp., ADR (1)*                   107,700          687,126
Hon Hai Precision Industry Co. Ltd.            241,850          832,759
                                                              1,519,885
-----------------------------------------------------------------------

COMMON STOCKS
SECURITY DESCRIPTION                           SHARES         VALUE
-----------------------------------------------------------------------
TAIWAN - (CONCLUDED)
-----------------------------------------------------------------------
Industrial Conglomerates - 0.25%
-----------------------------------------------------------------------
Pro Mos Technologies, Inc., GDR (1)*            68,619   $      187,851
-----------------------------------------------------------------------
Insurance - 1.34%
-----------------------------------------------------------------------
Cathay Financial Holding Co. Ltd.              281,000          376,456
Fubon Financial Holding Co. Ltd., GDR (1)       67,500          607,500
                                                                983,956
-----------------------------------------------------------------------
Semiconductor Equipment & Products - 4.18%
-----------------------------------------------------------------------
Advanced Semiconductor Engineering, Inc.           500              290
Taiwan Semiconductor Manufacturing Co.*      1,787,944        2,467,735
United Microelectronics Corp.*                 566,479          352,410
United Microelectronics Corp., ADR*             84,700          259,182
                                                              3,079,617
-----------------------------------------------------------------------
Total Taiwan Common Stocks                                    8,793,128
-----------------------------------------------------------------------
THAILAND - 2.75%
-----------------------------------------------------------------------
Banks - 1.91%
-----------------------------------------------------------------------
Siam Commercial Bank Public Co. Ltd.*        1,767,600        1,405,810
-----------------------------------------------------------------------
Electric Utilities - 0.54%
-----------------------------------------------------------------------
Ratchaburi Electricity Generating
  Holding Public Co. Ltd.                      856,100          398,512
-----------------------------------------------------------------------
Private Placement - 0.30%
-----------------------------------------------------------------------
GMM Grammy Public Co. Ltd.                     537,100          223,635
Total Thailand Common Stocks                                  2,027,957
-----------------------------------------------------------------------
TURKEY - 1.78%
-----------------------------------------------------------------------
Banks - 1.14%
-----------------------------------------------------------------------
Turkiye Garanti Bankasi A.S.*              462,416,900          605,867
Turkiye Is Bankasi (Isbank)                 88,900,000          235,665
                                                                841,532
-----------------------------------------------------------------------
Diversified Financials - 0.64%
-----------------------------------------------------------------------
Haci Omer Sabanci Holding A.S.              72,400,000          200,749
Koc Holding A.S.                            24,950,000          266,081
                                                                466,830
-----------------------------------------------------------------------
Total Turkey Common Stocks                                    1,308,362
-----------------------------------------------------------------------
UNITED KINGDOM - 2.62%
-----------------------------------------------------------------------
Metals & Mining - 2.62%
-----------------------------------------------------------------------
Anglo American PLC                             138,296        1,928,345
Total Common Stocks (cost - $69,457,229)                     68,097,756
-----------------------------------------------------------------------

                                            PRINCIPAL
CORPORATE BONDS - 0.00%                       AMOUNT
SECURITY DESCRIPTION                           (000)           VALUE
-----------------------------------------------------------------------
BRAZIL - 0.00%
-----------------------------------------------------------------------
Metals & Mining - 0.00%
-----------------------------------------------------------------------
Companhia Vale do Rio Doce
  09/29/49 1.000% (cost - $0)              $        20      $         0
-----------------------------------------------------------------------

PREFERRED STOCKS - 4.30%                      SHARES
-----------------------------------------------------------------------
BRAZIL - 3.34%
-----------------------------------------------------------------------
Banks - 0.63%
-----------------------------------------------------------------------
Banco Bradesco S.A                          13,761,819           38,793
Banco Itau S.A                               9,641,100          424,582
                                                                463,375
-----------------------------------------------------------------------
Beverages - 0.58%
-----------------------------------------------------------------------
Companhia de Bebidas das Americas (AmBev)    1,390,150          200,089
Companhia de Bebidas das
  Americas (AmBev), ADR                         15,600          224,640
-----------------------------------------------------------------------
                                                                424,729
-----------------------------------------------------------------------
Diversified Telecommunication
  Services - 0.05%
-----------------------------------------------------------------------
Brasil Telecom Participacoes S.A.            7,000,000           35,514
-----------------------------------------------------------------------
Electric Utilities - 0.14%
-----------------------------------------------------------------------
Centrais Electricas Brasileiras S.A.
  (Electrobras)                             18,000,000          104,301
-----------------------------------------------------------------------
Metals & Mining - 0.40%
-----------------------------------------------------------------------
Gerdau S.A.                                 32,681,001          295,279
-----------------------------------------------------------------------
Oil & Gas - 1.54%
-----------------------------------------------------------------------
Petroleo Brasileiro S.A. - Petrobras            83,590        1,131,926
Total Brazil Preferred Stocks                                 2,455,124
-----------------------------------------------------------------------
SOUTH KOREA - 0.96%
-----------------------------------------------------------------------
Household Durables - 0.96%
-----------------------------------------------------------------------
LG Electronics, Inc.*                           46,000          709,364
Total Preferred Stocks (cost - $3,573,286)                    3,164,488
-----------------------------------------------------------------------

                                             NUMBER OF
RIGHTS - 0.00%                                RIGHTS
-----------------------------------------------------------------------
BRAZIL - 0.00%
-----------------------------------------------------------------------
Banking-Foreign - 0.00%
-----------------------------------------------------------------------
Banco Bradesco S.A.*                         2,201,783            1,500
MALAYSIA - 0.00%
-----------------------------------------------------------------------
Banking-Foreign - 0.00%
-----------------------------------------------------------------------
AMMB Holdings Berhad++                          69,275                0
THAILAND - 0.00%
-----------------------------------------------------------------------
Diversified Telecommunication
  Services - 0.00%
-----------------------------------------------------------------------
TelecomAsia Corp. Public Co. Ltd.*             218,684                0
Total Rights (cost - $3,410)                                      1,500
-----------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                             MATURITY   INTEREST
  (000)                                                                               DATES      RATES        VALUE
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 4.04%
-----------------------------------------------------------------------------------------------------------------------
  $2,976 Repurchase Agreement dated 01/31/03 with State Street Bank & Trust Co., collateralized by $2,928,061 U.S. Treasury Notes, 3.375% to 3.625%,
           due 03/31/04 to 04/30/04; (value - $3,035,919);
           proceeds: $2,976,293 (cost - $2,976,000)                                 02/03/03      1.180%  $   2,976,000
-----------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
 (000)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 6.18%
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 6.18%
-----------------------------------------------------------------------------------------------------------------------
       30 BlackRock Provident Institutional TempFund                                02/03/03      1.239+         29,820
      135 Deutsche Cash Reserve                                                     02/03/03      1.241+        134,804
       47 Dreyfus Cash Management Fund                                              02/03/03      1.230+         47,275
    4,342 UBS Private Money Market Fund LLC                                         02/03/03      1.321+      4,342,486
Total Money Market Funds (cost - $4,554,385)                                                                  4,554,385
-----------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $80,564,310) - 106.99%                                                             78,794,129
Liabilities in excess of other assets - (6.99)%                                                              (5,147,474)
Net Assets - 100.00%                                                                                      $  73,646,655
-----------------------------------------------------------------------------------------------------------------------

*     Non-Income producing security.

(1)   Security, or portion thereof, was on loan at January 31, 2003.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

+     Interest rates shown reflect yield at January 31, 2003.

++ Security is being valued by a valuation committee under the direction of the board of trustees.

ADR   American Depositary Receipt.

GDR   Global Depositary Receipt.

GDS   Global Depositary Shares.

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Statements of Assets and Liabilities
January 31, 2003 (unaudited)

                                                                                                        UBS PACE
                                                                                                       GOVERNMENT
                                                                                        UBS PACE       SECURITIES
                                                                                      MONEY MARKET    FIXED INCOME
                                                                                      INVESTMENTS     INVESTMENTS
------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $130,683,359; $749,997,286;
  $367,952,924; $336,222,540; $254,575,512; $322,295,457; $814,620,915;
  $498,367,717; $233,435,364; $285,919,146; $456,997,055; $80,564,310,
  respectively)*                                                                     $ 130,683,359   $ 752,619,167
Cash                                                                                            --              --
Foreign currency, at value (cost - $0, $0, $0, $2,724,460, $0, $4,493,594, $0, $0,
$0, $0, $156,963, $264,953, respectively)                                                       --              --
Receivable from investment manager and administrator                                         9,767              --
Receivable for investments sold                                                                 --       1,739,984
Receivable for shares of beneficial interest sold                                          565,725         793,724
Dividends and interest receivable                                                          135,014       4,540,795
Unrealized appreciation of forward foreign currency contracts                                   --              --
Variation margin receivable                                                                     --          93,750
Other assets                                                                                55,571         151,600
------------------------------------------------------------------------------------------------------------------
Total assets                                                                           131,449,436     759,939,020
------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                        3,999,925     186,971,445
Payable for cash collateral for securities loaned                                               --      54,600,250
Payable for interest rate swaps, net (proceeds - $0; $4,817,868;
  $0; $2,966,235; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                 --       5,998,562
Outstanding options written, at value (premium received - $0; $4,052,803;
  $0; $993,885; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                   --       3,586,897
Payable to custodian                                                                            --       1,753,327
Payable for shares of beneficial interest repurchased                                      653,940         699,288
Payable to affiliates                                                                           --         346,229
Dividends payable to shareholders                                                           45,287              --
Unrealized depreciation of forward foreign currency contracts                                   --              --
Variation margin payable                                                                        --              --
Accrued expenses and other liabilities                                                     149,728         117,818
------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                        4,848,880     254,073,816
------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)           126,600,776     508,354,334
Accumulated undistributed (distributions in excess of) net investment income (loss)             --          (5,665)
Accumulated net realized losses from investments, futures, swaps, options written,
  forward foreign currency contracts and foreign currency transactions                        (220)     (5,156,808)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities, futures, swaps, options written and forward foreign currency
  contracts                                                                                     --       2,673,343
Net assets                                                                           $ 126,600,556   $ 505,865,204
------------------------------------------------------------------------------------------------------------------

                                                                                        UBS PACE       UBC PACE
                                                                                      INTERMEDIATE     STRATEGIC
                                                                                      FIXED INCOME    FIXED INCOME
                                                                                      INVESTMENTS     INVESTMENTS
------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $130,683,359; $749,997,286;
  $367,952,924; $336,222,540; $254,575,512; $322,295,457; $814,620,915;
  $498,367,717; $233,435,364; $285,919,146; $456,997,055; $80,564,310,
  respectively)*                                                                     $ 362,590,860   $ 347,300,939
Cash                                                                                           507             245
Foreign currency, at value (cost - $0, $0, $0, $2,724,460, $0, $4,493,594, $0, $0,
$0, $0, $156,963, $264,953, respectively)                                                       --       2,791,117
Receivable from investment manager and administrator                                            --              --
Receivable for investments sold                                                         12,425,616              --
Receivable for shares of beneficial interest sold                                          334,504         423,068
Dividends and interest receivable                                                        3,462,879       4,090,389
Unrealized appreciation of forward foreign currency contracts                                   --         113,992
Variation margin receivable                                                                     --         138,086
Other assets                                                                               110,581          83,549
------------------------------------------------------------------------------------------------------------------
Total assets                                                                           378,924,947     354,941,385
------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                       26,733,622      31,964,904
Payable for cash collateral for securities loaned                                       18,542,484       6,479,700
Payable for interest rate swaps, net (proceeds - $0; $4,817,868;
  $0; $2,966,235; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                 --       3,607,091
Outstanding options written, at value (premium received - $0; $4,052,803;
  $0; $993,885; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                   --       1,194,247
Payable to custodian                                                                            --              --
Payable for shares of beneficial interest repurchased                                      517,436         704,924
Payable to affiliates                                                                      196,971         192,184
Dividends payable to shareholders                                                               --              --
Unrealized depreciation of forward foreign currency contracts                                   --          33,396
Variation margin payable                                                                        --              --
Accrued expenses and other liabilities                                                      77,974         137,512
------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                       46,068,487      44,313,958
------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)           376,644,378     313,986,745
Accumulated undistributed (distributions in excess of) net investment income (loss)       (326,496)        417,202
Accumulated net realized losses from investments, futures, swaps, options written,
  forward foreign currency contracts and foreign currency transactions                 (38,086,372)    (15,184,176)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities, futures, swaps, options written and forward foreign currency
  contracts                                                                             (5,375,050)     11,407,656
Net assets                                                                           $ 332,856,460   $ 310,627,427
------------------------------------------------------------------------------------------------------------------

                                       102

                                                                                        UBS PACE        UBS PACE
                                                                                        MUNICIPAL     GLOBAL FIXED
                                                                                      FIXED INCOME      INCOME
                                                                                      INVESTMENTS     INVESTMENTS
------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $130,683,359; $749,997,286;
  $367,952,924; $336,222,540; $254,575,512; $322,295,457; $814,620,915;
  $498,367,717; $233,435,364; $285,919,146; $456,997,055; $80,564,310,
  respectively)*                                                                     $ 265,831,777   $ 348,378,016
Cash                                                                                            --       3,122,813
Foreign currency, at value (cost - $0, $0, $0, $2,724,460, $0, $4,493,594, $0, $0,
$0, $0, $156,963, $264,953, respectively)                                                       --       4,483,740
Receivable from investment manager and administrator                                            --              --
Receivable for investments sold                                                                 --       1,565,709
Receivable for shares of beneficial interest sold                                           17,157         413,317
Dividends and interest receivable                                                        3,368,143       3,980,750
Unrealized appreciation of forward foreign currency contracts                                   --       4,618,664
Variation margin receivable                                                                     --              --
Other assets                                                                               140,395         104,836
------------------------------------------------------------------------------------------------------------------
Total assets                                                                           269,357,472     366,667,845
------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                               --      28,508,909
Payable for cash collateral for securities loaned                                               --         349,940
Payable for interest rate swaps, net (proceeds - $0; $4,817,868;
  $0; $2,966,235; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                 --              --
Outstanding options written, at value (premium received - $0; $4,052,803;
  $0; $993,885; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                   --              --
Payable to custodian                                                                            --              --
Payable for shares of beneficial interest repurchased                                      102,053         384,300
Payable to affiliates                                                                      181,727         234,832
Dividends payable to shareholders                                                               --              --
Unrealized depreciation of forward foreign currency contracts                                   --       4,978,984
Variation margin payable                                                                        --       2,561,572
Accrued expenses and other liabilities                                                      47,587         136,684
------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                          331,367      37,155,221
------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)           262,076,810     315,584,746
Accumulated undistributed (distributions in excess of) net investment income (loss)         (3,278)     (2,539,148)
Accumulated net realized losses from investments, futures, swaps, options written,
  forward foreign currency contracts and foreign currency transactions                  (4,303,692)     (9,231,846)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities, futures, swaps, options written and forward foreign currency
  contracts                                                                             11,256,265      25,698,872
Net assets                                                                           $ 269,026,105   $ 329,512,624
------------------------------------------------------------------------------------------------------------------

                                                                                        UBS PACE        UBS PACE        UBS PACE
                                                                                        LARGE CO        LARGE CO    SMALL/MEDIUM CO
                                                                                     VALUE EQUITY    GROWTH EQUITY    VALUE EQUITY
                                                                                      INVESTMENTS     INVESTMENTS     INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $130,683,359; $749,997,286;
  $367,952,924; $336,222,540; $254,575,512; $322,295,457; $814,620,915;
  $498,367,717; $233,435,364; $285,919,146; $456,997,055; $80,564,310,
  respectively)*                                                                     $ 773,200,802   $ 453,590,022  $   233,042,831
Cash                                                                                        27,912           1,237            1,055
Foreign currency, at value (cost - $0, $0, $0, $2,724,460, $0, $4,493,594, $0, $0,
$0, $0, $156,963, $264,953, respectively)                                                       --              --               --
Receivable from investment manager and administrator                                            --              --               --
Receivable for investments sold                                                          3,283,042       4,528,670          544,154
Receivable for shares of beneficial interest sold                                          317,266         466,815          105,946
Dividends and interest receivable                                                        1,200,786         360,938          118,192
Unrealized appreciation of forward foreign currency contracts                                   --              --               --
Variation margin receivable                                                                     --              --               --
Other assets                                                                               166,304         142,041           92,015
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                           778,196,112     459,089,723      233,904,193
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                        2,578,876       9,194,737          909,596
Payable for cash collateral for securities loaned                                       18,081,100       4,844,000       10,748,909
Payable for interest rate swaps, net (proceeds - $0; $4,817,868;
  $0; $2,966,235; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                 --              --               --
Outstanding options written, at value (premium received - $0; $4,052,803;
  $0; $993,885; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                   --              --               --
Payable to custodian                                                                            --              --               --
Payable for shares of beneficial interest repurchased                                    1,807,724         771,413          387,713
Payable to affiliates                                                                      652,810         334,822          178,214
Dividends payable to shareholders                                                               --              --               --
Unrealized depreciation of forward foreign currency contracts                                   --              --               --
Variation margin payable                                                                        --              --               --
Accrued expenses and other liabilities                                                     275,398         203,379           42,367
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                       23,395,908      15,348,351       12,266,799
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)           950,266,543     725,007,572      230,663,017
Accumulated undistributed (distributions in excess of) net investment income (loss)        421,051        (619,972)        (119,198)
Accumulated net realized losses from investments, futures, swaps, options written,
  forward foreign currency contracts and foreign currency transactions                (154,467,277)   (235,868,533)      (8,513,892)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities, futures, swaps, options written and forward foreign currency
  contracts                                                                            (41,420,113)    (44,777,695)        (392,533)
Net assets                                                                           $ 754,800,204   $ 443,741,372  $   221,637,394
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       UBS PACE
                                                                                       UBS PACE        UBS PACE     INTERNATIONAL
                                                                                   SMALL/MEDIUM CO  INTERNATIONAL  EMERGING MARKETS
                                                                                    GROWTH EQUITY       EQUITY          EQUITY
                                                                                     INVESTMENTS     INVESTMENTS     INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost - $130,683,359; $749,997,286;
  $367,952,924; $336,222,540; $254,575,512; $322,295,457; $814,620,915;
  $498,367,717; $233,435,364; $285,919,146; $456,997,055; $80,564,310,
  respectively)*                                                                   $   265,675,681  $ 400,316,636  $     78,794,129
Cash                                                                                           393            970            28,567
Foreign currency, at value (cost - $0, $0, $0, $2,724,460, $0, $4,493,594, $0, $0,
$0, $0, $156,963, $264,953, respectively)                                                       --        155,186           263,960
Receivable from investment manager and administrator                                            --             --                --
Receivable for investments sold                                                          1,832,740      3,104,146         1,847,048
Receivable for shares of beneficial interest sold                                          129,073      1,490,644            41,903
Dividends and interest receivable                                                           41,624        504,399            79,189
Unrealized appreciation of forward foreign currency contracts                                   --             --                --
Variation margin receivable                                                                     --             --                --
Other assets                                                                               107,556        137,198            99,109
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                           267,787,067    405,709,179        81,153,905
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                          988,362      4,168,484         1,113,239
Payable for cash collateral for securities loaned                                       23,807,800     77,914,584         4,554,385
Payable for interest rate swaps, net (proceeds - $0; $4,817,868;
  $0; $2,966,235; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                 --             --                --
Outstanding options written, at value (premium received - $0; $4,052,803;
  $0; $993,885; $0; $0; $0; $0; $0; $0; $0; $0, respectively)                                   --             --                --
Payable to custodian                                                                            --             --                --
Payable for shares of beneficial interest repurchased                                      521,337        315,587         1,626,405
Payable to affiliates                                                                      191,892        314,321            69,395
Dividends payable to shareholders                                                               --             --                --
Unrealized depreciation of forward foreign currency contracts                                   --             --                --
Variation margin payable                                                                        --             --                --
Accrued expenses and other liabilities                                                     211,649        234,489           143,826
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                       25,721,040     82,947,465         7,507,250
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beneficial interest shares of $0.001 par value (unlimited amount authorized)           299,548,780    527,391,444       144,346,404
Accumulated undistributed (distributions in excess of) net investment income (loss)       (911,024)      (637,581)         (317,495)
Accumulated net realized losses from investments, futures, swaps, options written,
  forward foreign currency contracts and foreign currency transactions                 (36,328,264)  (147,278,816)      (68,541,121)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities, futures, swaps, options written and forward foreign currency
  contracts                                                                            (20,243,465)   (56,713,333)       (1,841,133)
Net assets                                                                         $   242,066,027  $ 322,761,714  $     73,646,655
-----------------------------------------------------------------------------------------------------------------------------------

*  Includes $0; $52,547,405; $17,845,636; $6,218,783; $0; $329,864; $17,656,639;
   $3,727,040; $10,512,609; $23,045,204; $73,178,848; $4,288,565, respectively, of investments in securities on loan, at value.

                 See accompanying notes to financial statements

                                                                                 UBS PACE
                                                                                GOVERNMENT
                                                                   UBS PACE      SECURITIES
                                                                 MONEY MARKET   FIXED INCOME
                                                                 INVESTMENTS    INVESTMENTS
--------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                      $          --  $ 208,481,792
Shares outstanding                                                         --     15,991,549
--------------------------------------------------------------------------------------------
Net asset value per share                                       $          --  $       13.04
--------------------------------------------------------------------------------------------
Maximum offering price per share                                $          --  $       13.65
--------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                      $          --  $  17,526,035
Shares outstanding                                                         --      1,344,611
--------------------------------------------------------------------------------------------
Net asset value and offering price per share                    $          --  $       13.03
--------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                      $          --  $  55,890,168
Shares outstanding                                                         --      4,285,381
--------------------------------------------------------------------------------------------
Net asset value per share                                       $          --  $       13.04
--------------------------------------------------------------------------------------------
Maximum offering price per share                                $          --  $       13.17
--------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                      $ 126,600,556  $ 203,740,292
Shares outstanding                                                126,600,776     15,622,029
--------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share  $        1.00  $       13.04
--------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                      $          --  $  20,226,917
Shares outstanding                                                         --      1,552,663
--------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share  $          --  $       13.03
--------------------------------------------------------------------------------------------

                                                                   UBS PACE      UBS PACE
                                                                 INTERMEDIATE    STRATEGIC
                                                                 FIXED INCOME   FIXED INCOME
                                                                 INVESTMENTS    INVESTMENTS
--------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                      $ 122,098,773  $  27,805,581
Shares outstanding                                                 10,644,352      2,033,558
--------------------------------------------------------------------------------------------
Net asset value per share                                       $       11.47  $       13.67
--------------------------------------------------------------------------------------------
Maximum offering price per share                                $       12.01  $       14.31
--------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                      $  11,443,675  $  15,365,979
Shares outstanding                                                    996,436      1,124,246
--------------------------------------------------------------------------------------------
Net asset value and offering price per share                    $       11.48  $       13.67
--------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                      $  14,353,669  $  11,883,301
Shares outstanding                                                  1,249,741        869,127
--------------------------------------------------------------------------------------------
Net asset value per share                                       $       11.49  $       13.67
--------------------------------------------------------------------------------------------
Maximum offering price per share                                $       11.61  $       13.81
--------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                      $ 182,964,967  $ 255,267,849
Shares outstanding                                                 15,940,134     18,672,171
--------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share  $       11.48  $       13.67
--------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                      $   1,995,376  $     304,717
Shares outstanding                                                    173,833         22,289
--------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share  $       11.48  $       13.67
--------------------------------------------------------------------------------------------

                                       104

                                                                   UBS PACE       UBS PACE       UBS PACE        UBS PACE
                                                                  MUNICIPAL     GLOBAL FIXED     LARGE CO        LARGE CO
                                                                 FIXED INCOME     INCOME       VALUE EQUITY    GROWTH EQUITY
                                                                 INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                      $ 162,725,520  $ 180,855,347  $  277,776,887  $   98,684,122
Shares outstanding                                                 12,759,470     15,508,751      20,414,720       9,210,622
----------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                       $       12.75  $       11.66  $        13.61  $        10.71
----------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                                $       13.35  $       12.21  $        14.40  $        11.33
----------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                      $  10,620,970  $   2,188,390  $   64,116,131  $   10,398,396
Shares outstanding                                                    832,734        187,404       4,708,506         985,846
----------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                    $       12.75  $       11.68  $        13.62  $        10.55
----------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                      $  30,324,007  $  9,511,617   $   44,975,601  $   11,828,415
Shares outstanding                                                  2,377,946        815,650       3,303,371       1,120,791
----------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                       $       12.75  $       11.66  $        13.62  $        10.55
----------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                                $       12.88  $       11.78  $        13.76  $        10.66
----------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                      $  65,159,919  $ 125,088,513  $  329,499,467  $  301,964,384
Shares outstanding                                                  5,109,211     10,726,090      24,224,214      28,054,262
----------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share  $       12.75  $       11.66  $        13.60  $        10.76
----------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                      $     195,689  $  11,868,757  $   38,432,118  $   20,866,055
Shares outstanding                                                     15,342      1,018,061       2,825,253       1,935,863
----------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share  $       12.76  $       11.66  $        13.60  $        10.78
----------------------------------------------------------------------------------------------------------------------------

                                                                                                                     UBS PACE
                                                                   UBS PACE         UBS PACE         UBS PACE      INTERNATIONAL
                                                                SMALL/MEDIUM CO  SMALL/MEDIUM CO   INTERNATIONAL  EMERGING MARKETS
                                                                 VALUE EQUITY    GROWTH EQUITY        EQUITY           EQUITY
                                                                  INVESTMENTS     INVESTMENTS       INVESTMENTS     INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                                      $    37,598,729  $    55,095,970  $   78,856,329  $      4,968,253
Shares outstanding                                                    2,827,158        5,200,831       8,852,510           688,813
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                       $         13.30  $         10.59  $         8.91  $           7.21
----------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                                $         14.07  $         11.21  $         9.43  $           7.63
----------------------------------------------------------------------------------------------------------------------------------
CLASS B:
Net assets                                                      $    10,764,743  $     5,707,668  $    1,469,144  $      4,641,799
Shares outstanding                                                      820,957          547,398         166,206           654,596
----------------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share                    $         13.11  $         10.43  $         8.84  $           7.09
----------------------------------------------------------------------------------------------------------------------------------
CLASS C:
Net assets                                                      $    10,955,386  $     8,398,088  $    7,305,623  $      3,240,402
Shares outstanding                                                      835,501          804,891         826,044           457,022
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                       $         13.11  $         10.43  $         8.84  $           7.09
----------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                                $         13.24  $         10.54  $         8.93  $           7.16
----------------------------------------------------------------------------------------------------------------------------------
CLASS P:
Net assets                                                      $   161,264,340  $   172,622,568  $  196,449,625  $     60,395,885
Shares outstanding                                                   12,071,305       16,196,889      22,081,359         8,326,418
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share  $         13.36  $         10.66  $         8.90  $           7.25
----------------------------------------------------------------------------------------------------------------------------------
CLASS Y:
Net assets                                                      $     1,054,196  $       241,733  $   38,680,993  $        400,316
Shares outstanding                                                       79,001           22,724       4,347,312            55,418
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share  $         13.34  $         10.64  $         8.90  $           7.22
----------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Statements of Operations
For the Six Months Ended January 31, 2003 (unaudited)

                                                                                                   UBS PACE
                                                                                                  GOVERNMENT
                                                                                   UBS PACE       SECURITIES
                                                                                 MONEY MARKET    FIXED INCOME
                                                                                  INVESTMENTS     INVESTMENTS
-------------------------------------------------------------------------------------------------------------
Investment income:
  Interest (net of foreign withholding taxes, $0; $0; $1,870; $18; $0; $53,063;
    $0; $0; $0; $0; $5; $9, respectively)                                        $  1,075,831    $ 12,644,123
  Dividends (net of foreign withholding taxes, $0; $0; $0; $0; $0; $0;
    $15,980; $5,101; $0; $3,465; $266,671; $53,501, respectively)                          --              --
-------------------------------------------------------------------------------------------------------------
                                                                                    1,075,831      12,644,123
-------------------------------------------------------------------------------------------------------------
Expenses:
  Investment management and administration fees                                       217,310       1,796,982
  Service fees - Class A                                                                   --         266,740
  Service and distribution fees - Class B                                                  --          89,667
  Service and distribution fees - Class C                                                  --         214,360
  Transfer agency and related services fees                                           309,408         292,760
  Custody and accounting                                                                6,209         154,027
  Reports and notices to shareholders                                                  91,154          76,609
  Professional fees                                                                    35,123          43,819
  Federal and state registration fees                                                  31,959          59,353
  Insurance expense                                                                    25,494          30,673
  Trustees' fees                                                                        1,831           6,375
  Other expenses                                                                       44,179          33,941
-------------------------------------------------------------------------------------------------------------
                                                                                      762,667       3,065,306
-------------------------------------------------------------------------------------------------------------
Less: Fee waivers and reimbursements from investment manager
  and administrator                                                                  (430,958)       (531,231)
-------------------------------------------------------------------------------------------------------------
Net expenses                                                                          331,709       2,534,075
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                          744,122      10,110,048
-------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
  Net realized gains (losses) from:
    Investments                                                                            --       9,367,837
    Net increase from payments by advisor                                                  --              --
    Futures                                                                                --       2,258,872
    Options written                                                                        --              --
    Swaps                                                                                  --      (4,249,065)
    Forward foreign currency contracts and foreign currency transactions                   --              --
-------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                                            --      (7,759,634)
    Futures                                                                                --         271,508
    Options written                                                                        --          96,486
    Swaps                                                                                  --      (1,637,416)
    Other assets, liabilities and forward foreign currency contracts                       --              --
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment activities                      --      (1,651,412)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $    744,122    $  8,458,636
-------------------------------------------------------------------------------------------------------------

                                                                                   UBS PACE        UBS PACE
                                                                                 INTERMEDIATE      STRATEGIC
                                                                                 FIXED INCOME    FIXED INCOME
                                                                                 INVESTMENTS     INVESTMENTS
-------------------------------------------------------------------------------------------------------------
Investment income:
  Interest (net of foreign withholding taxes, $0; $0; $1,870; $18; $0; $53,063;
    $0; $0; $0; $0; $5; $9, respectively)                                        $  6,798,036    $  8,411,209
  Dividends (net of foreign withholding taxes, $0; $0; $0; $0; $0; $0;
    $15,980; $5,101; $0; $3,465; $266,671; $53,501, respectively)                          --              --
-------------------------------------------------------------------------------------------------------------
                                                                                    6,798,036       8,411,209
-------------------------------------------------------------------------------------------------------------
Expenses:
  Investment management and administration fees                                       995,423       1,070,775
  Service fees - Class A                                                              159,859          33,403
  Service and distribution fees - Class B                                              58,305          82,297
  Service and distribution fees - Class C                                              56,173          45,535
  Transfer agency and related services fees                                           200,486         216,055
  Custody and accounting                                                               99,542          91,781
  Reports and notices to shareholders                                                  53,760          51,540
  Professional fees                                                                    45,945          48,082
  Federal and state registration fees                                                  51,303          54,345
  Insurance expense                                                                     6,261           3,998
  Trustees' fees                                                                        4,272           4,083
  Other expenses                                                                       34,952          13,933
-------------------------------------------------------------------------------------------------------------
                                                                                    1,766,281       1,715,827
-------------------------------------------------------------------------------------------------------------
Less: Fee waivers and reimbursements from investment manager
  and administrator                                                                  (262,901)       (195,943)
-------------------------------------------------------------------------------------------------------------
Net expenses                                                                        1,503,380       1,519,884
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                        5,294,656       6,891,325
-------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
  Net realized gains (losses) from:
    Investments                                                                    (9,891,819)      3,565,650
    Net increase from payments by advisor                                                  --              --
    Futures                                                                                --       9,284,661
    Options written                                                                        --      (2,293,936)
    Swaps                                                                                  --      (5,478,395)
    Forward foreign currency contracts and foreign currency transactions                   --         173,726
-------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                                    20,023,566       8,733,846
    Futures                                                                           (12,986)     (3,238,069)
    Options written                                                                        --         154,704
    Swaps                                                                                  --         893,429
    Other assets, liabilities and forward foreign currency contracts                       --         (56,807)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment activities              10,118,761      11,738,809
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ 15,413,417    $ 18,630,134
-------------------------------------------------------------------------------------------------------------

                                                                                   UBS PACE        UBS PACE        UBS PACE
                                                                                   MUNICIPAL     GLOBAL FIXED      LARGE CO
                                                                                 FIXED INCOME       INCOME       VALUE EQUITY
                                                                                 INVESTMENTS     INVESTMENTS     INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Investment income:
  Interest (net of foreign withholding taxes, $0; $0; $1,870; $18; $0; $53,063;
    $0; $0; $0; $0; $5; $9, respectively)                                        $  6,179,569    $  6,246,442    $    101,001
  Dividends (net of foreign withholding taxes, $0; $0; $0; $0; $0; $0;
    $15,980; $5,101; $0; $3,465; $266,671; $53,501, respectively)                          --           1,142       8,828,809
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    6,179,569       6,247,584       8,929,810
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
  Investment management and administration fees                                       820,147       1,285,671       3,191,294
  Service fees - Class A                                                              209,094         223,643         376,871
  Service and distribution fees - Class B                                              54,898          10,380         355,555
  Service and distribution fees - Class C                                             115,645          40,924         244,899
  Transfer agency and related services fees                                            68,680         268,663         553,707
  Custody and accounting                                                               82,015         241,063         239,347
  Reports and notices to shareholders                                                  23,870          64,994         161,210
  Professional fees                                                                    35,010          49,408          49,860
  Federal and state registration fees                                                  60,587          40,350          98,044
  Insurance expense                                                                    11,264           1,989           8,059
  Trustees' fees                                                                        3,652           4,308          11,135
  Other expenses                                                                       27,398          29,612          76,614
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    1,512,260       2,261,005       5,366,595
-----------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and reimbursements from investment manager
  and administrator                                                                  (230,876)       (321,569)       (621,164)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                        1,281,384       1,939,436       4,745,431
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                        4,898,185       4,308,148       4,184,379
-----------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
  Net realized gains (losses) from:
    Investments                                                                     2,224,058       6,674,850     (55,484,030)
    Net increase from payments by advisor                                                  --              --              --
    Futures                                                                                --      (1,744,463)             --
    Options written                                                                        --              --              --
    Swaps                                                                                  --              --              --
    Forward foreign currency contracts and foreign currency transactions                   --       6,935,003            (154)
-----------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                                    (1,050,984)     10,494,552      (9,526,388)
    Futures                                                                                --       1,059,215              --
    Options written                                                                        --              --              --
    Swaps                                                                                  --              --              --
    Other assets, liabilities and forward foreign currency contracts                       --      (1,718,917)             --
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment activities               1,173,074      21,700,240     (65,010,572)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $  6,071,259    $ 26,008,388    $(60,826,193)
-----------------------------------------------------------------------------------------------------------------------------


                                                                                    UBS PACE        UBS PACE          UBS PACE
                                                                                    LARGE CO     SMALL/MEDIUM CO   SMALL/MEDIUM CO
                                                                                 GROWTH EQUITY     VALUE EQUITY     GROWTH EQUITY
                                                                                  INVESTMENTS      INVESTMENTS       INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
Investment income:
  Interest (net of foreign withholding taxes, $0; $0; $1,870; $18; $0; $53,063;
    $0; $0; $0; $0; $5; $9, respectively)                                        $      95,866   $        64,225   $       104,579
  Dividends (net of foreign withholding taxes, $0; $0; $0; $0; $0; $0;
    $15,980; $5,101; $0; $3,465; $266,671; $53,501, respectively)                    1,823,042         1,266,420           488,804
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     1,918,908         1,330,645           593,383
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Investment management and administration fees                                      1,871,806           950,911         1,007,679
  Service fees - Class A                                                               137,409            51,649            73,801
  Service and distribution fees - Class B                                               59,057            59,227            31,466
  Service and distribution fees - Class C                                               65,753            61,209            45,010
  Transfer agency and related services fees                                            390,794           252,222           270,017
  Custody and accounting                                                               140,386            71,318            75,576
  Reports and notices to shareholders                                                  100,220            59,519            65,057
  Professional fees                                                                     41,563            47,122            46,750
  Federal and state registration fees                                                   79,403            41,619            46,584
  Insurance expense                                                                     18,120             1,874             8,690
  Trustees' fees                                                                         5,342             3,347             3,347
  Other expenses                                                                        49,374            67,450            34,323
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,959,227         1,667,467         1,708,300
----------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and reimbursements from investment manager
  and administrator                                                                   (420,347)         (217,624)         (203,893)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                         2,538,880         1,449,843         1,504,407
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                          (619,972)         (119,198)         (911,024)
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
  Net realized gains (losses) from:
    Investments                                                                    (63,836,775)      (13,262,450)      (14,808,577)
    Net increase from payments by advisor                                                9,848                --                --
    Futures                                                                                 --                --                --
    Options written                                                                         --                --                --
    Swaps                                                                                   --                --                --
    Forward foreign currency contracts and foreign currency transactions                    --                --                --
----------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                                     32,792,972       (12,981,455)       10,384,398
    Futures                                                                                 --                --                --
    Options written                                                                         --                --                --
    Swaps                                                                                   --                --                --
    Other assets, liabilities and forward foreign currency contracts                        --                --                --
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment activities              (31,033,955)      (26,243,905)       (4,424,179)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (31,653,927)  $   (26,363,103)  $    (5,335,203)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     UBS PACE
                                                                                    UBS PACE       IMTERNATIONAL
                                                                                 INTERNATIONAL   EMERGING MARKETS
                                                                                     EQUITY           EQUITY
                                                                                  INVESTMENTS       INVESTMENTS
-----------------------------------------------------------------------------------------------------------------
Investment income:
  Interest (net of foreign withholding taxes, $0; $0; $1,870; $18; $0; $53,063;
    $0; $0; $0; $0; $5; $9, respectively)                                        $     145,413   $         38,710
  Dividends (net of foreign withholding taxes, $0; $0; $0; $0; $0; $0;
    $15,980; $5,101; $0; $3,465; $266,671; $53,501, respectively)                    2,379,714            523,662
-----------------------------------------------------------------------------------------------------------------
                                                                                     2,525,127            562,372
-----------------------------------------------------------------------------------------------------------------
Expenses:
  Investment management and administration fees                                      1,528,299            416,448
  Service fees - Class A                                                               108,177              6,580
  Service and distribution fees - Class B                                                9,093             25,183
  Service and distribution fees - Class C                                               40,454             16,572
  Transfer agency and related services fees                                            304,050            181,539
  Custody and accounting                                                               254,716            132,514
  Reports and notices to shareholders                                                   75,030             42,446
  Professional fees                                                                     48,371             47,070
  Federal and state registration fees                                                   40,818             38,050
  Insurance expense                                                                     44,696                700
  Trustees' fees                                                                         4,797              1,045
  Other expenses                                                                        51,136             27,512
-----------------------------------------------------------------------------------------------------------------
                                                                                     2,509,637            935,659
-----------------------------------------------------------------------------------------------------------------
Less: Fee waivers and reimbursements from investment manager
  and administrator                                                                    (76,296)          (242,228)
-----------------------------------------------------------------------------------------------------------------
Net expenses                                                                         2,433,341            693,431
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                            91,786           (131,059)
-----------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses) from investment activities:
  Net realized gains (losses) from:
    Investments                                                                    (35,689,055)        (5,923,044)
    Net increase from payments by advisor                                                   --                 --
    Futures                                                                                 --                 --
    Options written                                                                         --                 --
    Swaps                                                                                   --                 --
    Forward foreign currency contracts and foreign currency transactions             7,237,943         (1,299,047)
-----------------------------------------------------------------------------------------------------------------
  Net change in unrealized appreciation/depreciation of:
    Investments                                                                    (12,212,103)         1,905,320
    Futures                                                                                 --                 --
    Options written                                                                         --                 --
    Swaps                                                                                   --                 --
    Other assets, liabilities and forward foreign currency contracts                    (5,100)             7,809
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from investment activities              (40,668,315)        (5,308,962)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ (40,576,529)  $     (5,440,021)
-----------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Statements of Changes in Net Assets

                                                                                   UBS PACE
                                                                                 MONEY MARKET
                                                                                  INVESTMENTS
                                                                        ---------------------------------
                                                                           FOR THE SIX
                                                                          MONTHS ENDED         FOR THE
                                                                        JANUARY 31, 2003      YEAR ENDED
                                                                           (UNAUDITED)      JULY 31, 2002
---------------------------------------------------------------------------------------------------------
From operations:
  Net investment income                                                    $     744,122    $   1,871,019
  Net realized gains (losses) from:
    Investments, futures, options written and swaps                                   --                1
    Forward foreign currency contracts and foreign currency
      transactions                                                                    --               --
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written and swaps                                   --               --
    Other assets, liabilities and forward foreign currency contracts                  --               --
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations                744,122        1,871,020
---------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                                     --               --
  Net investment income - Class B                                                     --               --
  Net investment income - Class C                                                     --               --
  Net investment income - Class P                                               (744,122)      (1,871,019)
  Net investment income - Class Y                                                     --               --
  Net realized gains from investment activities - Class A                             --               --
  Net realized gains from investment activities - Class B                             --               --
  Net realized gains from investment activities - Class C                             --               --
  Net realized gains from investment activities - Class P                             --               --
  Net realized gains from investment activities - Class Y                             --               --
  Paid in capital                                                                     --               --
---------------------------------------------------------------------------------------------------------
                                                                                (744,122)      (1,871,019)
---------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                                        86,910,836      144,373,991
  Cost of shares repurchased                                                 (73,064,340)    (110,892,711)
  Proceeds from dividends reinvested                                             752,624        1,862,780
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial interest
     transactions                                                             14,599,120       35,344,060
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                                       14,599,120       35,344,061
---------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                        112,001,436       76,657,375
  End of period                                                            $ 126,600,556    $ 112,001,436
---------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income                          $          --    $          --
---------------------------------------------------------------------------------------------------------

                                                                                   UBS PACE
                                                                             GOVERNMENT SECURITIES
                                                                            FIXED INCOME INVESTMENTS
                                                                        ---------------------------------
                                                                          FOR THE SIX
                                                                          MONTHS ENDED         FOR THE
                                                                        JANUARY 31, 2003      YEAR ENDED
                                                                           (UNAUDITED)      JULY 31, 2002
---------------------------------------------------------------------------------------------------------
From operations:
  Net investment income                                                    $  10,110,048    $  28,181,020
  Net realized gains (losses) from:
    Investments, futures, options written and swaps                            7,377,644       13,512,229
    Forward foreign currency contracts and foreign currency
      transactions                                                                    --               --
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written and swaps                           (9,029,056)      (2,190,745)
    Other assets, liabilities and forward foreign currency contracts                  --               --
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations              8,458,636       39,502,504
---------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                             (4,178,534)     (10,713,530)
  Net investment income - Class B                                               (280,693)        (582,318)
  Net investment income - Class C                                               (972,289)      (2,559,891)
  Net investment income - Class P                                             (4,240,696)     (10,252,868)
  Net investment income - Class Y                                               (443,501)      (4,193,464)
  Net realized gains from investment activities - Class A                             --         (815,272)
  Net realized gains from investment activities - Class B                             --          (51,315)
  Net realized gains from investment activities - Class C                             --         (220,474)
  Net realized gains from investment activities - Class P                             --         (755,348)
  Net realized gains from investment activities - Class Y                             --         (527,155)
  Paid in capital                                                                     --               --
---------------------------------------------------------------------------------------------------------
                                                                             (10,115,713)     (30,671,635)
---------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                                        60,958,892      167,304,335
  Cost of shares repurchased                                                 (69,878,283)    (317,982,017)
  Proceeds from dividends reinvested                                           8,163,267       25,172,293
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial interest
     transactions                                                               (756,124)    (125,505,389)
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                                       (2,413,201)    (116,674,520)
---------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                        508,278,405      624,952,925
  End of period                                                            $ 505,865,204    $ 508,278,405
---------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income                          $          --    $          --
---------------------------------------------------------------------------------------------------------

                                                                                   UBS PACE
                                                                            INTERMEDIATE FIXED INCOME
                                                                                  INVESTMENTS
                                                                        ---------------------------------
                                                                          FOR THE SIX
                                                                          MONTHS ENDED         FOR THE
                                                                        JANUARY 31, 2003      YEAR ENDED
                                                                           (UNAUDITED)      JULY 31, 2002
---------------------------------------------------------------------------------------------------------
From operations:
  Net investment income                                                    $   5,294,656    $  20,612,605
  Net realized gains (losses) from:
    Investments, futures, options written and swaps                           (9,891,819)      (2,812,453)
    Forward foreign currency contracts and foreign currency
      transactions                                                                    --               (3)
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written and swaps                           20,010,580      (30,692,704)
    Other assets, liabilities and forward foreign currency contracts                  --                5
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations             15,413,417      (12,892,550)
---------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                             (2,104,979)      (9,221,180)
  Net investment income - Class B                                               (144,751)        (704,600)
  Net investment income - Class C                                               (206,847)      (1,022,516)
  Net investment income - Class P                                             (3,123,065)      (9,536,711)
  Net investment income - Class Y                                                (41,510)        (201,174)
  Net realized gains from investment activities - Class A                             --               --
  Net realized gains from investment activities - Class B                             --               --
  Net realized gains from investment activities - Class C                             --               --
  Net realized gains from investment activities - Class P                             --               --
  Net realized gains from investment activities - Class Y                             --               --
  Paid in capital                                                                     --               --
---------------------------------------------------------------------------------------------------------
                                                                              (5,621,152)     (20,686,181)
---------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                                        45,462,775      125,494,263
  Cost of shares repurchased                                                 (48,056,111)    (110,931,378)
  Proceeds from dividends reinvested                                           4,712,908       16,590,754
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial interest
     transactions                                                              2,119,572       31,153,639
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                                       11,911,837       (2,425,092)
---------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                        320,944,623      323,369,715
  End of period                                                            $ 332,856,460    $ 320,944,623
---------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income                          $          --    $          --
---------------------------------------------------------------------------------------------------------

                                                                                   UBS PACE
                                                                             STRATEGIC FIXED INCOME
                                                                                   INVESTMENTS
                                                                        ---------------------------------
                                                                          FOR THE SIX
                                                                          MONTHS ENDED         FOR THE
                                                                        JANUARY 31, 2003      YEAR ENDED
                                                                           (UNAUDITED)      JULY 31, 2002
---------------------------------------------------------------------------------------------------------
From operations:
  Net investment income                                                    $   6,891,325    $  12,937,922
  Net realized gains (losses) from:
    Investments, futures, options written and swaps                            5,077,980        9,758,455
    Forward foreign currency contracts and foreign currency
      transactions                                                               173,726          711,910
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written and swaps                            6,543,910       (4,855,410)
    Other assets, liabilities and forward foreign currency contracts             (56,807)        (260,101)
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations             18,630,134       18,292,776
---------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                               (577,461)      (1,209,880)
  Net investment income - Class B                                               (291,915)        (584,524)
  Net investment income - Class C                                               (227,882)        (577,221)
  Net investment income - Class P                                             (5,785,849)     (10,595,492)
  Net investment income - Class Y                                                 (7,018)         (24,242)
  Net realized gains from investment activities - Class A                             --               --
  Net realized gains from investment activities - Class B                             --               --
  Net realized gains from investment activities - Class C                             --               --
  Net realized gains from investment activities - Class P                             --               --
  Net realized gains from investment activities - Class Y                             --               --
  Paid in capital                                                                     --               --
---------------------------------------------------------------------------------------------------------
                                                                              (6,890,125)     (12,991,359)
---------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                                        40,889,652       93,859,069
  Cost of shares repurchased                                                 (45,882,391)     (88,621,384)
  Proceeds from dividends reinvested                                           6,494,193       12,070,150
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial interest
     transactions                                                              1,501,454       17,307,835
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                                       13,241,463       22,609,252
---------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                        297,385,964      274,776,712
  End of period                                                            $ 310,627,427    $ 297,385,964
---------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income                          $     417,202    $     416,002
---------------------------------------------------------------------------------------------------------

                                                                                   UBS PACE
                                                                             MUNICIPAL FIXED INCOME
                                                                                   INVESTMENTS
                                                                        ---------------------------------
                                                                          FOR THE SIX
                                                                          MONTHS ENDED         FOR THE
                                                                        JANUARY 31, 2003      YEAR ENDED
                                                                           (UNAUDITED)      JULY 31, 2002
---------------------------------------------------------------------------------------------------------
From operations:
  Net investment income                                                    $   4,898,185    $  10,671,967
  Net realized gains (losses) from:
    Investments, futures, options written and swaps                            2,224,058          635,081
    Forward foreign currency contracts and foreign currency
      transactions                                                                    --               --
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written and swaps                           (1,050,984)       3,297,220
    Other assets, liabilities and forward foreign currency contracts                  --               --
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations              6,071,259       14,604,268
---------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                             (3,024,223)      (6,923,468)
  Net investment income - Class B                                               (157,335)        (358,928)
  Net investment income - Class C                                               (478,532)      (1,111,889)
  Net investment income - Class P                                             (1,236,143)      (2,302,014)
  Net investment income - Class Y                                                 (5,230)         (15,726)
  Net realized gains from investment activities - Class A                             --               --
  Net realized gains from investment activities - Class B                             --               --
  Net realized gains from investment activities - Class C                             --               --
  Net realized gains from investment activities - Class P                             --               --
  Net realized gains from investment activities - Class Y                             --               --
  Paid in capital                                                                     --               --
---------------------------------------------------------------------------------------------------------
                                                                              (4,901,463)     (10,712,025)
---------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                                        16,685,123       36,365,340
  Cost of shares repurchased                                                 (23,931,722)     (50,970,519)
  Proceeds from dividends reinvested                                           3,638,109        7,776,939
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial interest
     transactions                                                             (3,608,490)      (6,828,240)
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                                       (2,438,694)      (2,935,997)
---------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                        271,464,799      274,400,796
  End of period                                                            $ 269,026,105    $ 271,464,799
---------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income                          $          --    $          --
---------------------------------------------------------------------------------------------------------

                                                                                   UBS PACE
                                                                              GLOBAL FIXED INCOME
                                                                                   INVESTMENTS
                                                                        ---------------------------------
                                                                          FOR THE SIX
                                                                          MONTHS ENDED         FOR THE
                                                                        JANUARY 31, 2003      YEAR ENDED
                                                                           (UNAUDITED)      JULY 31, 2002
---------------------------------------------------------------------------------------------------------
From operations:
  Net investment income                                                    $   4,308,148    $  10,477,246
  Net realized gains (losses) from:
    Investments, futures, options written and swaps                            4,930,387        2,251,425
    Forward foreign currency contracts and foreign currency
      transactions                                                             6,935,003       (6,877,022)
  Net change in unrealized appreciation/depreciation of:
    Investments, futures, options written and swaps                           11,553,767       21,275,989
    Other assets, liabilities and forward foreign currency contracts          (1,718,917)       3,051,714
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations             26,008,388       30,179,352
---------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                             (2,578,529)              --
  Net investment income - Class B                                                (22,075)              --
  Net investment income - Class C                                               (125,396)              --
  Net investment income - Class P                                             (1,899,654)              --
  Net investment income - Class Y                                               (171,277)              --
  Net realized gains from investment activities - Class A                             --               --
  Net realized gains from investment activities - Class B                             --               --
  Net realized gains from investment activities - Class C                             --               --
  Net realized gains from investment activities - Class P                             --               --
  Net realized gains from investment activities - Class Y                             --               --
  Paid in capital                                                                     --      (11,305,232)
---------------------------------------------------------------------------------------------------------
                                                                              (4,796,931)     (11,305,232)
---------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                                        26,061,758       47,769,733
  Cost of shares repurchased                                                 (39,550,600)     (63,413,444)
  Proceeds from dividends reinvested                                           3,882,250        8,916,073
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial interest
     transactions                                                             (9,606,592)      (6,727,638)
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                                       11,604,865       12,146,482
---------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                        317,907,759      305,761,277
  End of period                                                            $ 329,512,624    $ 317,907,759
---------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income                          $          --    $          --
---------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

                                                                                   UBS PACE
                                                                                 LARGE CO VALUE
                                                                               EQUITY INVESTMENTS
                                                                        ---------------------------------
                                                                          FOR THE SIX
                                                                          MONTHS ENDED         FOR THE
                                                                        JANUARY 31, 2003      YEAR ENDED
                                                                           (UNAUDITED)      JULY 31, 2002
---------------------------------------------------------------------------------------------------------
From operations:
  Net investment income (loss)                                         $     4,184,379    $     6,410,511
  Net realized gains (losses) from:
    Investments                                                            (55,484,030)       (59,429,288)
    Net increase from payments by advisor                                           --                 --
    Forward foreign currency contracts and foreign currency
      transactions                                                                (154)            (4,431)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                             (9,526,388)       (98,961,614)
    Other assets, liabilities and forward foreign currency contracts                --                 --
---------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                     (60,826,193)      (151,984,822)
---------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                           (2,884,870)        (2,415,830)
  Net investment income - Class B                                                   --                 --
  Net investment income - Class C                                              (17,142)                --
  Net investment income - Class P                                           (4,173,660)        (2,793,384)
  Net investment income - Class Y                                             (525,522)          (330,121)
  Net realized gains from investment activities - Class A                           --                 --
  Net realized gains from investment activities - Class B                           --                 --
  Net realized gains from investment activities - Class C                           --                 --
  Net realized gains from investment activities - Class P                           --                 --
  Net realized gains from investment activities - Class Y                           --                 --
---------------------------------------------------------------------------------------------------------
                                                                            (7,601,194)        (5,539,335)
---------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                                      67,399,009        163,080,428
  Cost of shares repurchased                                               (87,128,377)      (219,036,779)
  Proceeds from dividends reinvested                                         7,293,876          5,300,070
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial interest
    transactions                                                           (12,435,492)       (50,656,281)
---------------------------------------------------------------------------------------------------------
  Net decrease in net assets                                               (80,862,879)      (208,180,438)
---------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                      835,663,083      1,043,843,521
  End of period                                                        $   754,800,204    $   835,663,083
---------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income                      $       421,051    $     3,837,866
---------------------------------------------------------------------------------------------------------

                                                                                     UBS PACE
                                                                                 LARGE CO GROWTH
                                                                                EQUITY INVESTMENTS
                                                                        ---------------------------------
                                                                          FOR THE SIX
                                                                          MONTHS ENDED         FOR THE
                                                                        JANUARY 31, 2003      YEAR ENDED
                                                                           (UNAUDITED)      JULY 31, 2002
---------------------------------------------------------------------------------------------------------
From operations:
  Net investment income (loss)                                         $      (619,972)   $    (2,316,495)
  Net realized gains (losses) from:
    Investments                                                            (63,836,775)       (86,014,042)
    Net increase from payments by advisor                                        9,848                 --
    Forward foreign currency contracts and foreign currency
      transactions                                                                  --                 --
  Net change in unrealized appreciation/depreciation of:
    Investments                                                             32,792,972       (118,312,587)
    Other assets, liabilities and forward foreign currency contracts                --                 --
---------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                     (31,653,927)      (206,643,124)
---------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                                   --                 --
  Net investment income - Class B                                                   --                 --
  Net investment income - Class C                                                   --                 --
  Net investment income - Class P                                                   --                 --
  Net investment income - Class Y                                                   --                 --
  Net realized gains from investment activities - Class A                           --                 --
  Net realized gains from investment activities - Class B                           --                 --
  Net realized gains from investment activities - Class C                           --                 --
  Net realized gains from investment activities - Class P                           --                 --
  Net realized gains from investment activities - Class Y                           --                 --
---------------------------------------------------------------------------------------------------------
                                                                                    --                 --
---------------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                                      68,190,841        180,387,773
  Cost of shares repurchased                                               (56,067,893)      (136,030,107)
  Proceeds from dividends reinvested                                                --                 --
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial interest
    transactions                                                            12,122,948         44,357,666
---------------------------------------------------------------------------------------------------------
  Net decrease in net assets                                               (19,530,979)      (162,285,458)
---------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                      463,272,351        625,557,809
  End of period                                                        $   443,741,372    $   463,272,351
---------------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income                      $            --    $            --
---------------------------------------------------------------------------------------------------------

                                                                                 UBS PACE
                                                                           SMALL/MEDIUM CO VALUE
                                                                             EQUITY INVESTMENTS
                                                                      -------------------------------
                                                                        FOR THE SIX
                                                                        MONTHS ENDED       FOR THE
                                                                      JANUARY 31, 2003    YEAR ENDED
                                                                         (UNAUDITED)    JULY 31, 2002
-----------------------------------------------------------------------------------------------------
From operations:
  Net investment income (loss)                                         $    (119,198)   $    (115,401)
  Net realized gains (losses) from:
    Investments                                                          (13,262,450)      34,535,210
    Net increase from payments by advisor                                         --               --
    Forward foreign currency contracts and foreign currency
      transactions                                                                --               --
  Net change in unrealized appreciation/depreciation of:
    Investments                                                          (12,981,455)     (46,309,372)
    Other assets, liabilities and forward foreign currency contracts              --               --
-----------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                   (26,363,103)     (11,889,563)
-----------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                                 --         (130,373)
  Net investment income - Class B                                                 --               --
  Net investment income - Class C                                                 --               --
  Net investment income - Class P                                                 --         (904,284)
  Net investment income - Class Y                                                 --           (7,351)
  Net realized gains from investment activities - Class A                 (3,030,496)         (78,290)
  Net realized gains from investment activities - Class B                   (876,291)         (17,000)
  Net realized gains from investment activities - Class C                   (906,640)         (18,909)
  Net realized gains from investment activities - Class P                (12,766,039)        (308,844)
  Net realized gains from investment activities - Class Y                    (84,798)          (2,522)
-----------------------------------------------------------------------------------------------------
                                                                         (17,664,264)      (1,467,573)
-----------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                                    26,780,547       86,935,994
  Cost of shares repurchased                                             (30,074,094)    (121,841,665)
  Proceeds from dividends reinvested                                      17,295,440        1,407,369
-----------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial interest
    transactions                                                          14,001,893      (33,498,302)
-----------------------------------------------------------------------------------------------------
  Net decrease in net assets                                             (30,025,474)     (46,855,438)
-----------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                    251,662,868      298,518,306
  End of period                                                        $ 221,637,394    $ 251,662,868
-----------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income                      $          --    $          --
-----------------------------------------------------------------------------------------------------

                                                                                 UBS PACE
                                                                           SMALL/MEDIUM CO GROWTH
                                                                             EQUITY INVESTMENTS
                                                                      -------------------------------
                                                                        FOR THE SIX
                                                                        MONTHS ENDED       FOR THE
                                                                      JANUARY 31, 2003    YEAR ENDED
                                                                         (UNAUDITED)    JULY 31, 2002
-----------------------------------------------------------------------------------------------------
From operations:
  Net investment income (loss)                                         $    (911,024)   $  (2,294,107)
  Net realized gains (losses) from:
    Investments                                                          (14,808,577)      (2,083,924)
    Net increase from payments by advisor                                         --               --
    Forward foreign currency contracts and foreign currency
      transactions                                                                --               --
  Net change in unrealized appreciation/depreciation of:
    Investments                                                           10,384,398      (64,946,513)
    Other assets, liabilities and forward foreign currency contracts              --               --
-----------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                    (5,335,203)     (69,324,544)
-----------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                                 --               --
  Net investment income - Class B                                                 --               --
  Net investment income - Class C                                                 --               --
  Net investment income - Class P                                                 --               --
  Net investment income - Class Y                                                 --               --
  Net realized gains from investment activities - Class A                         --               --
  Net realized gains from investment activities - Class B                         --               --
  Net realized gains from investment activities - Class C                         --               --
  Net realized gains from investment activities - Class P                         --               --
  Net realized gains from investment activities - Class Y                         --               --
-----------------------------------------------------------------------------------------------------
                                                                                  --               --
-----------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                                    28,552,623       84,108,977
  Cost of shares repurchased                                             (36,264,352)    (123,865,315)
  Proceeds from dividends reinvested                                              --               --
-----------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial interest
    transactions                                                          (7,711,729)     (39,756,338)
-----------------------------------------------------------------------------------------------------
  Net decrease in net assets                                             (13,046,932)    (109,080,882)
-----------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                    255,112,959      364,193,841
  End of period                                                        $ 242,066,027    $ 255,112,959
-----------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income                      $          --    $          --
-----------------------------------------------------------------------------------------------------

                                                                                 UBS PACE
                                                                               INTERNATIONAL
                                                                             EQUITY INVESTMENTS
                                                                      -------------------------------
                                                                        FOR THE SIX
                                                                        MONTHS ENDED       FOR THE
                                                                      JANUARY 31, 2003    YEAR ENDED
                                                                         (UNAUDITED)    JULY 31, 2002
-----------------------------------------------------------------------------------------------------
From operations:
  Net investment income (loss)                                         $      91,786    $   1,447,087
  Net realized gains (losses) from:
    Investments                                                          (35,689,055)     (84,021,710)
    Net increase from payments by advisor                                         --               --
    Forward foreign currency contracts and foreign currency
      transactions                                                         7,237,943       (7,016,463)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                          (12,212,103)      12,939,419
    Other assets, liabilities and forward foreign currency contracts          (5,100)          (5,062)
-----------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                   (40,576,529)     (76,656,729)
-----------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                            (54,535)      (1,148,437)
  Net investment income - Class B                                                 --               --
  Net investment income - Class C                                                 --          (16,338)
  Net investment income - Class P                                           (632,424)      (2,261,373)
  Net investment income - Class Y                                           (178,733)        (504,990)
  Net realized gains from investment activities - Class A                         --               --
  Net realized gains from investment activities - Class B                         --               --
  Net realized gains from investment activities - Class C                         --               --
  Net realized gains from investment activities - Class P                         --               --
  Net realized gains from investment activities - Class Y                         --               --
-----------------------------------------------------------------------------------------------------
                                                                            (865,692)      (3,931,138)
-----------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                                   117,278,780      322,448,892
  Cost of shares repurchased                                            (108,527,482)    (296,207,437)
  Proceeds from dividends reinvested                                         850,571        3,794,394
-----------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial interest
    transactions                                                           9,601,869       30,035,849
-----------------------------------------------------------------------------------------------------
  Net decrease in net assets                                             (31,840,352)     (50,552,018)
-----------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                    354,602,066      405,154,084
  End of period                                                        $ 322,761,714    $ 354,602,066
-----------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income                      $          --    $     136,325
-----------------------------------------------------------------------------------------------------

                                                                                  UBS PACE
                                                                           INTERNATIONAL EMERGING
                                                                         MARKETS EQUITY INVESTMENTS
                                                                      -------------------------------
                                                                        FOR THE SIX
                                                                        MONTHS ENDED       FOR THE
                                                                      JANUARY 31, 2003    YEAR ENDED
                                                                         (UNAUDITED)    JULY 31, 2002
-----------------------------------------------------------------------------------------------------
From operations:
  Net investment income (loss)                                         $    (131,059)   $     (40,106)
  Net realized gains (losses) from:
    Investments                                                           (5,923,044)      (6,894,160)
    Net increase from payments by advisor                                         --               --
    Forward foreign currency contracts and foreign currency
      transactions                                                        (1,299,047)      (5,478,063)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                            1,905,320        9,993,553
    Other assets, liabilities and forward foreign currency contracts           7,809          (55,842)
-----------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                    (5,440,021)      (2,474,618)
-----------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
  Net investment income - Class A                                                 --               --
  Net investment income - Class B                                                 --               --
  Net investment income - Class C                                                 --               --
  Net investment income - Class P                                                 --               --
  Net investment income - Class Y                                                 --               --
  Net realized gains from investment activities - Class A                         --               --
  Net realized gains from investment activities - Class B                         --               --
  Net realized gains from investment activities - Class C                         --               --
  Net realized gains from investment activities - Class P                         --               --
  Net realized gains from investment activities - Class Y                         --               --
-----------------------------------------------------------------------------------------------------
                                                                                  --               --
-----------------------------------------------------------------------------------------------------
From beneficial interest transactions:
  Net proceeds from the sale of shares                                    13,074,809       38,697,900
  Cost of shares repurchased                                             (11,315,525)     (44,781,514)
  Proceeds from dividends reinvested                                              --               --
-----------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from beneficial interest
    transactions                                                           1,759,284       (6,083,614)
-----------------------------------------------------------------------------------------------------
  Net decrease in net assets                                              (3,680,737)      (8,558,232)
-----------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of period                                                     77,327,392       85,885,624
  End of period                                                        $  73,646,655    $  77,327,392
-----------------------------------------------------------------------------------------------------
  Accumulated undistributed net investment income                      $          --    $          --
-----------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Notes to the Financial Statements (unaudited)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has twelve Portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments (collectively, the "Portfolios").

The Portfolios are diversified with the exception of UBS PACE Intermediate Fixed Income Investments and UBS PACE Global Fixed Income Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only), each Portfolio currently offers Class A, Class B, Class C, Class P and Class Y shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P and Class Y shares have no service or distribution plan. The Portfolios' Class P shares currently are available only to participants in the UBS PACE(SM) Select Advisors Program and the UBS PACE(SM) Multi Advisor Program.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS - Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment manager and administrator of the Portfolios, or by the relevant Portfolio investment advisor, where applicable. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS PACE Money Market Investments are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

REPURCHASE AGREEMENTS - The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty insolvency. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. UBS PACE Global Fixed Income Investments amortizes premium on debt securities for financial reporting purposes only.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

FORWARD FOREIGN CURRENCY CONTRACTS - Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of a Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

OPTION WRITING - Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing in option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a security or currency at a price different from current market value.

Written option activity for the six months ended January 31, 2003, for UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments was as follows:

                                                            UBS PACE GOVERNMENT              UBS PACE STRATEGIC
                                                          SECURITIES FIXED INCOME               FIXED INCOME
                                                                INVESTMENTS                      INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
                                                                       AMOUNTS OF                       AMOUNTS OF
                                                          NUMBER OF     PREMIUMS           NUMBER OF     PREMIUMS
                                                           OPTIONS      RECEIVED            OPTIONS      RECEIVED
--------------------------------------------------------------------------------------------------------------------
Options outstanding at July 31, 2002                         74,000  $    2,492,560          60,400   $    1,311,010
Options written                                              99,600       1,560,243          31,400          236,615
Options terminated in closing purchase transactions              --              --         (44,000)        (553,740)
Options outstanding at January 31, 2003                     173,600  $    4,052,803          47,800   $      993,885
--------------------------------------------------------------------------------------------------------------------

FUTURES CONTRACTS - Certain Portfolios may use financial futures contracts for hedging purposes and to adjust exposure to U.S. and foreign equity markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

REVERSE REPURCHASE AGREEMENTS - Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the six months ended January 31, 2003.

INTEREST RATE SWAP AGREEMENTS - Certain Portfolios may enter into interest rate swap agreements to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

For the six months ended January 31, 2003, UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments had outstanding interest rate swap contracts with the following terms:

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

                                             RATE TYPE
                                  ---------------------------------
        NOTIONAL
         AMOUNT     TERMINATION   PAYMENTS MADE   PAYMENTS RECEIVED     UNREALIZED
         (000)         DATE        BY THE FUND       BY THE FUND       DEPRECIATION
-----------------------------------------------------------------------------------
USD      64,600      06/18/03         6.000%           1.350%+         $ (1,180,694)
-----------------------------------------------------------------------------------

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS


                                             RATE TYPE
        NOTIONAL                  ---------------------------------     UNREALIZED
         AMOUNT     TERMINATION   PAYMENTS MADE   PAYMENTS RECEIVED    APPRECIATION
          (000)        DATE        BY THE FUND       BY THE FUND       DEPRECIATION
-----------------------------------------------------------------------------------
USD        1,700      06/15/31       6.000%            1.350%+         $   (317,203)
GBP          400      06/15/06       3.926++           5.500                 29,728
USD        2,500      12/17/31       6.000             1.350+              (385,520)
EUR       23,900      06/18/07       4.500             2.714+++             855,842
USD        6,600      12/18/09       5.000             1.350+               (35,931)
USD        3,300      06/18/13       5.000             1.350+               (29,248)
USD       30,100      06/18/13       5.000             1.350+              (266,777)
USD       22,000      06/18/23       6.000             1.350+              (402,094)
USD       20,900      06/18/05       4.000             1.350+               (86,275)
USD          700      06/18/05       5.000             1.350+                (1,672)
GBP        8,500      03/17/04       4.250             3.926++               (1,706)
-----------------------------------------------------------------------------------
                                                                       $   (640,856)
-----------------------------------------------------------------------------------

+    Rate based on 3 Month LIBOR (London Interbank Offered Rate).
++   Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).
+++ Rate based on 6 Month LIBOR (EURO on Interbank Offered Rate). EUR Euro Dollars.
GBP  Great Britain Pounds.
USD  U.S. Dollars.

DIVIDENDS AND DISTRIBUTIONS - Dividends and distributions to shareholders are recorded on the ex-date. The amounts of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the UBS PACE Global Fixed Income Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which the UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments Portfolios tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

INVESTMENT MANAGER AND ADMINISTRATOR

The Trust has entered into an Investment Management and Administration Contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio pays UBS Global AM investment management and administration fees, which are accrued daily and paid monthly, in accordance with the following schedule:

                                                                      ANNUAL RATE
                                                                  AS A PERCENTAGE OF
                                                                   EACH PORTFOLIO'S
                     PORTFOLIO                                 AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                       0.35%
UBS PACE Government Securities Fixed Income Investments                 0.70%
UBS PACE Intermediate Fixed Income Investments                          0.60%
UBS PACE Strategic Fixed Income Investments                             0.70%
UBS PACE Municipal Fixed Income Investments                             0.60%
UBS PACE Global Fixed Income Investments                                0.80%
UBS PACE Large Co Value Equity Investments                              0.80%
UBS PACE Large Co Growth Equity Investments                             0.80%
UBS PACE Small/Medium Co Value Equity Investments                       0.80%
UBS PACE Small/Medium Co Growth Equity Investments                      0.80%
UBS PACE International Equity Investments                               0.90%
UBS PACE International Emerging Markets Equity Investments              1.10%
---------------------------------------------------------------------------------------

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                        ANNUAL RATE
                                                                                                      AS A PERCENTAGE
                                                                                                    OF EACH PORTFOLIO'S
                 PORTFOLIO                              INVESTMENT ADVISOR                       AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed              Pacific Investment Management Company LLC                 0.225%
  Income Investments

UBS PACE Intermediate Fixed Income Investments    BlackRock Financial Management, Inc.           0.200% up to $120 million
                                                                                                 0.100% above $120 million

UBS PACE Strategic Fixed Income Investments       Pacific Investment Management Company LLC                 0.250%

UBS PACE Municipal Fixed Income Investments       Standish Mellon Asset Management Company LLC   0.200% up to $60 million
                                                                                                 0.150% above $60 million

UBS PACE Global Fixed Income Investments          Rogge Global Partners plc                                 0.250%
                                                  Fischer Francis Trees & Watts, Inc.            0.250% up to $400 million
                                                    (and affiliates)                             0.200% above $400 million

UBS PACE Large Co Value Equity Investments        Institutional Capital Corp.                               0.300%
                                                  Westwood Management Corp.                                 0.300%
                                                  SSgA Funds Management, Inc.                               0.150%

UBS PACE Large Co Growth Equity Investments       Alliance Capital Management LP. (period from
                                                    November 10, 1997 to September 15, 2002)                0.300%
                                                  GE Asset Management, Inc.
                                                    (effective September 16, 2002)                          0.300%
                                                  Marsico Capital Management, LLC
                                                    (effective September 16, 2002)                          0.300%
                                                  SSgA Funds Management, Inc.                               0.150%

UBS PACE Small/Medium Co Value Equity             ICM Asset Management, Inc.                                0.300%
  Investments                                     Ariel Capital Management, Inc.                            0.300%

UBS PACE Small/Medium Co Growth Equity            Delaware Management Company                               0.400%
  Investments

UBS PACE International Equity Investments         Martin Currie Inc.                             0.350% up to $150 million
                                                                                                 0.300% above $150 million
                                                                                                    up to $250 million
                                                                                                 0.250% above $250 million
                                                                                                    up to $350 million
                                                                                                 0.200% above $350 million

UBS PACE International Emerging Markets           Baring International Investment Limited                   0.500%
  Equity Investments                              Gartmore Global Partners                                  0.500%
---------------------------------------------------------------------------------------------------------------------------

At January 31, 2003, certain Portfolios owed UBS Global AM for investment management and administration fees as follows:

                                                                   AMOUNTS
                     PORTFOLIO                                      OWED
---------------------------------------------------------------------------
UBS PACE Money Market Investments                                $   37,970
UBS PACE Government Securities Fixed Income Investments             299,212
UBS PACE Intermediate Fixed Income Investments                      169,092
UBS PACE Strategic Fixed Income Investments                         182,822
UBS PACE Municipal Fixed Income Investments                         137,379
UBS PACE Global Fixed Income Investments                            221,510
UBS PACE Large Co Value Equity Investments                          535,450
UBS PACE Large Co Growth Equity Investments                         314,720
UBS PACE Small/Medium Co Value Equity Investments                   158,308
UBS PACE Small/Medium Co Growth Equity Investments                  173,695
UBS PACE International Equity Investments                           259,881
UBS PACE International Emerging Markets Equity Investments           71,287
---------------------------------------------------------------------------

For the six months ended January 31, 2003, UBS Global AM had the following fee waivers and reimbursements which are subject to repayment by the Portfolios through July 31, 2006:

                                                                       FEE
                                                                   WAIVERS AND
                     PORTFOLIO                                   REIMBURSEMENTS
--------------------------------------------------------------------------------
UBS PACE Money Market Investments                                $       430,958
UBS PACE Government Securities Fixed Income Investments                  531,231
UBS PACE Intermediate Fixed Income Investments                           262,901
UBS PACE Strategic Fixed Income Investments                              195,943
UBS PACE Municipal Fixed Income Investments                              230,876
UBS PACE Global Fixed Income Investments                                 321,569
UBS PACE Large Co Value Equity Investments                               621,164
UBS PACE Large Co Growth Equity Investments                              420,347
UBS PACE Small/Medium Co Value Equity Investments                        217,624
UBS PACE Small/Medium Co Growth Equity Investments                       203,893
UBS PACE International Equity Investments                                 76,296
UBS PACE International Emerging Markets Equity Investments               242,228
--------------------------------------------------------------------------------

UBS Global AM agreed to waive all or a portion of its investment management and administration fees and to reimburse certain operating expenses for the six months ended January 31, 2003, which will lower the overall expenses of certain Portfolios. Each Portfolio will reimburse UBS Global AM for any such payments during a three-year period to the extent that operating expenses are otherwise below the expense caps. During the six months ended January 31, 2003, UBS PACE International Equity Investments Class A, C, P, and Y reimbursed UBS Global AM $21,472 in investment management and administration fees and certain operating expenses previously waived.

At January 31, 2003, UBS Global AM owed (was owed by) certain Portfolios for fee waivers and reimbursements (recouped fee waivers and reimbursements) as follows:

                                                                     AMOUNTS DUE
                     PORTFOLIO                                          (OWED)
--------------------------------------------------------------------------------
UBS PACE Money Market Investments                                    $    47,737
UBS PACE Government Securities Fixed Income Investments                   48,316
UBS PACE Intermediate Fixed Income Investments                            18,445
UBS PACE Strategic Fixed Income Investments                               17,876
UBS PACE Municipal Fixed Income Investments                               18,744
UBS PACE Global Fixed Income Investments                                  32,993
UBS PACE Large Co Value Equity Investments                                42,721
UBS PACE Large Co Growth Equity Investments                               22,136
UBS PACE Small/Medium Co Value Equity Investments                          8,514
UBS PACE Small/Medium Co Growth Equity Investments                         8,154
UBS PACE International Equity Investments                                (21,472)
UBS PACE International Emerging Markets Equity Investments                12,061
--------------------------------------------------------------------------------

During the six months ended January 31, 2003, UBS PACE Large Co Value Equity Investments, UBSPACE Large Co Growth Equity Investments and UBS PACE International Emerging Markets Equity Investments paid $10,885, $184 and $9,289, respectively, in brokerage commissions to UBS PaineWebber, Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, and its affiliated broker-dealers for transactions executed on behalf of the respective Portfolios.

SERVICE AND DISTRIBUTION PLANS

UBS Global AM is the principal underwriter of each Portfolios' shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of UBS PACE Money Market Investments) pay UBS Global AM monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets on Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments and UBS PACE Global Fixed Income Investments Portfolios.

UBS Global AM also receives the proceeds of the initial sales charges paid upon the purchase of Class A and Class C shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

----------
* UBS PaineWebber is a service mark of UBS AG.

At January 31, 2003, certain Portfolios owed UBS Global AM service and distribution fees, and for the six months ended January 31, 2003, certain Portfolios were informed by UBS Global AM that it had earned sales charges as follows:

                                                                                       SALES CHARGES
                                                                    SERVICE AND       EARNED FOR THE
                                                                 DISTRIBUTION FEES   SIX MONTHS ENDED
                                                                      OWED AT           JANUARY 31,
                     PORTFOLIO                                   JANUARY 31, 2003          2003
-----------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments              $   94,542         $  84,996
UBS PACE Intermediate Fixed Income Investments                           45,054            24,420
UBS PACE Strategic Fixed Income Investments                              26,439            31,583
UBS PACE Municipal Fixed Income Investments                              63,092            44,231
UBS PACE Global Fixed Income Investments                                 46,066            13,550
UBS PACE Large Co Value Equity Investments                              159,028            98,732
UBS PACE Large Co Growth Equity Investments                              42,019            29,044
UBS PACE Small/Medium Co Value Equity Investments                        27,935            26,047
UBS PACE Small/Medium Co Growth Equity Investments                       25,174            16,332
UBS PACE International Equity Investments                                25,743            36,009
UBS PACE International Emerging Markets Equity Investments                8,081             6,183
-----------------------------------------------------------------------------------------------------

REDEMPTION FEES

UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments charge a 1.00% redemption fee if you sell or exchange Class A shares or sell Class Y shares less than 90 days after you purchased them. This amount will be paid to the applicable Portfolio, not to UBS Global AM. For the six months ended January 31, 2003, the redemption fees paid to UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments were $19,390 and $11,264, respectively, which is included in the Statement of Changes in Net Assets.

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS PaineWebber provides transfer agency and related services to each Portfolio pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), each Portfolio's transfer agent, and is compensated for these services by PFPC, not the Portfolios.

For the six months ended January 31, 2003, UBS PaineWebber received from PFPC, not the Portfolios, an approximate percentage of the total transfer agency and related services fees paid by a Portfolio to PFPC as follows:

                     PORTFOLIO
--------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments          52%
UBS PACE Intermediate Fixed Income Investments                   47%
UBS PACE Strategic Fixed Income Investments                      54%
UBS PACE Municipal Fixed Income Investments                      49%
UBS PACE Global Fixed Income Investments                         52%
UBS PACE Large Co Value Equity Investments                       52%
UBS PACE Large Co Growth Equity Investments                      56%
UBS PACE Small/Medium Co Value Equity Investments                58%
UBS PACE Small/Medium Co Growth Equity Investments               57%
UBS PACE International Equity Investments                        55%
UBS PACE International Emerging Markets Equity Investments       58%
--------------------------------------------------------------------

SECURITIES LENDING

Each Portfolio may lend securities up to 331/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolios will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolios receive compensation, which is included in interest income, for lending their securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS PaineWebber, which is the Portfolios' lending agent, received compensation from certain Portfolios for the six months ended January 31, 2003 as follows:

                     PORTFOLIO                                      COMPENSATION
--------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments              $  4,552
UBS PACE Intermediate Fixed Income Investments                          9,878
UBS PACE Strategic Fixed Income Investments                             8,146
UBS PACE Global Fixed Income Investments                                3,863
UBS PACE Large Co Value Equity Investments                              8,438
UBS PACE Large Co Growth Equity Investments                             4,301
UBS PACE Small/Medium Co Value Equity Investments                       5,381
UBS PACE Small/Medium Co Growth Equity Investments                     10,629
UBS PACE International Equity Investments                              26,405
UBS PACE International Emerging Markets Equity Investments              9,260
--------------------------------------------------------------------------------

For the six months ended January 31, 2003, certain Portfolios earned compensation from securities lending transactions net of fees, rebates and expenses as follows:

                     PORTFOLIO                                      COMPENSATION
--------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments              $ 13,599
UBS PACE Intermediate Fixed Income Investments                         28,662
UBS PACE Strategic Fixed Income Investments                            24,248
UBS PACE Global Fixed Income Investments                               11,965
UBS PACE Large Co Value Equity Investments                             25,121
UBS PACE Large Co Growth Equity Investments                            12,800
UBS PACE Small/Medium Co Value Equity Investments                      16,001
UBS PACE Small/Medium Co Growth Equity Investments                     31,651
UBS PACE International Equity Investments                              78,390
UBS PACE International Emerging Markets Equity Investments             27,541
--------------------------------------------------------------------------------

At January 31, 2003, certain Portfolios owed UBS PaineWebber for security lending fees as follows:

                                                                      AMOUNTS
                      PORTFOLIO                                        OWED
--------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments              $    791
UBS PACE Intermediate Fixed Income Investments                          1,270
UBS PACE Strategic Fixed Income Investments                               799
UBS PACE Global Fixed Income Investments                                  249
UBS PACE Large Co Value Equity Investments                              1,053
UBS PACE Large Co Growth Equity Investments                               219
UBS PACE Small/Medium Co Value Equity Investments                         485
UBS PACE Small/Medium Co Growth Equity Investments                      1,177
UBS PACE International Equity Investments                               7,225
UBS PACE International Emerging Markets Equity Investments              2,088
--------------------------------------------------------------------------------

BANK LINE OF CREDIT

Each of the Portfolios, with the exception of UBS PACE Money Market Investments, may participate with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility ("Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolios have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended January 31, 2003, the Portfolios did not borrow under the Facility. For the six months ended January 31, 2003, the Portfolios paid a commitment fee as follows:

                                                                     COMMITMENT
                     PORTFOLIO                                          FEE
--------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments              $  3,396
UBS PACE Intermediate Fixed Income Investments                          2,163
UBS PACE Strategic Fixed Income Investments                             1,985
UBS PACE Municipal Fixed Income Investments                             1,770
UBS PACE Global Fixed Income Investments                                2,074
UBS PACE Large Co Value Equity Investments                              5,365
UBS PACE Large Co Growth Equity Investments                             3,182
UBS PACE Small/Medium Co Value Equity Investments                       1,618
UBS PACE Small/Medium Co Growth Equity Investments                      1,717
UBS PACE International Equity Investments                               2,349
UBS PACE International Emerging Markets Equity Investments                512
--------------------------------------------------------------------------------

FEDERAL TAX STATUS

At January 31, 2003, the components of net unrealized appreciation (depreciation) of investments were as follows:

                                                                                              NET
                                                                                            UNREALIZED
                                                                GROSS         GROSS       APPRECIATION
                     PORTFOLIO                              APPRECIATION   DEPRECIATION   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments     $  8,721,051  $  (6,099,170)  $   2,621,881
UBS PACE Intermediate Fixed Income Investments                 7,126,331    (12,488,395)     (5,362,064)
UBS PACE Strategic Fixed Income Investments                   13,284,689     (2,206,290)     11,078,399
UBS PACE Municipal Fixed Income Investments                   12,102,429       (846,164)     11,256,265
UBS PACE Global Fixed Income Investments                      26,574,970       (492,411)     26,082,559
UBS PACE Large Co Value Equity Investments                    36,992,564    (78,412,677)    (41,420,113)
UBS PACE Large Co Growth Equity Investments                   12,161,513    (56,939,208)    (44,777,695)
UBS PACE Small/Medium Co Value Equity Investments             26,838,364    (27,230,897)       (392,533)
UBS PACE Small/Medium Co Growth Equity Investments            29,053,784    (49,297,249)    (20,243,465)
UBS PACE International Equity Investments                      5,527,494    (62,207,913)    (56,680,419)
UBS PACE International Emerging Markets Equity Investments     4,158,501     (5,928,682)     (1,770,181)
-------------------------------------------------------------------------------------------------------

For the six months ended January 31, 2003, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                     PORTFOLIO                                   PURCHASES            SALES
------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments       $ 1,063,079,080    $ 1,084,723,553
UBS PACE Intermediate Fixed Income Investments                    411,037,318        403,424,166
UBS PACE Strategic Fixed Income Investments                       490,810,131        476,597,043
UBS PACE Municipal Fixed Income Investments                        45,596,306         40,834,896
UBS PACE Global Fixed Income Investments                          464,934,750        474,336,803
UBS PACE Large Co Value Equity Investments                        295,982,337        306,219,328
UBS PACE Large Co Growth Equity Investments                       351,957,373        345,163,256
UBS PACE Small/Medium Co Value Equity Investments                  23,215,559         24,067,785
UBS PACE Small/Medium Co Growth Equity Investments                 45,737,220         56,488,645
UBS PACE International Equity Investments                         139,594,906        132,504,764
UBS PACE International Emerging Markets Equity Investments         83,488,318         75,566,484
------------------------------------------------------------------------------------------------

Each of the Portfolios intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

At July 31, 2002, the following Portfolios had net realized capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized capital gains. These losses expire as follows:

                       UBS PACE
                      GOVERNMENT     UBS PACE      UBS PACE     UBS PACE      UBS PACE      UBS PACE       UBS PACE      UBS PACE
          UBS PACE    SECURITIES   INTERMEDIATE    STRATEGIC    MUNICIPAL      GLOBAL       LARGE CO       LARGE CO       SMALL/
FISCAL      MONEY        FIXED         FIXED         FIXED        FIXED         FIXED         VALUE         GROWTH      MEDIUM CO
YEAR       MARKET       INCOME        INCOME        INCOME       INCOME        INCOME        EQUITY         EQUITY    GROWTH EQUITY
ENDING   INVESTMENTS  INVESTMENTS   INVESTMENTS   INVESTMENTS  INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
2003           --              --            --            --           --  $ 15,753,815            --            --             --
2004           --              --            --            --           --            --            --            --             --
2005           --              --            --            --           --            --            --            --             --
2006           --    $  1,589,964  $  1,199,794  $  1,409,606           --            --            --            --             --
2007        $ 220       9,662,399    19,336,984    12,477,372           --     4,356,224            --            --             --
2008           --              --     3,620,638       413,371  $ 6,502,303     1,235,103            --            --             --
2009           --              --            --            --           --        20,824  $ 17,549,388            --             --
2010           --              --            --            --           --            --    35,942,379  $ 89,314,031  $  15,743,758
TOTAL       $ 220    $ 11,252,363  $ 24,157,416  $ 14,300,349  $ 6,502,303  $ 21,365,966  $ 53,491,767  $ 89,314,031  $  15,743,758
-----------------------------------------------------------------------------------------------------------------------------------

                          UBS PACE
                         INTERNATIONAL
            UBS PACE       EMERGING
FISCAL    INTERNATIONAL    MARKETS
YEAR         EQUITY         EQUITY
ENDING     INVESTMENTS   INVESTMENTS
--------------------------------------
2003                 --  $   5,437,965
2004                 --             --
2005                 --     24,763,816
2006                 --        308,374
2007                 --         16,232
2008      $   9,995,177        246,412
2009           --            3,280,571
2010         46,322,650     20,071,108
TOTAL     $  56,317,827  $  54,124,479
--------------------------------------

Except for UBS PACE Large Co Value Equity Investments, the capital loss carryforwards for the other Portfolios include realized capital losses from the acquisition of certain UBS PaineWebber funds. These losses may be subject to annual limitations imposed by the Internal Revenue Code.

In accordance with U.S. Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 2001. Such losses are treated for tax purposes as arising on August 1, 2002:

                                                                                FOREIGN
                                                                CAPITAL        CURRENCY
                     PORTFOLIO                                  LOSSES          LOSSES
-----------------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income investments               $   4,014,630             --
UBS PACE Global Fixed Income Investments                           945,358    $   541,830
UBS PACE Large Co Value Equity Investments                      35,681,060          2,435
UBS PACE Large Co Growth Equity Investments                     75,543,380             --
UBS PACE Small/Medium Co Growth Equity Investments                 272,292             --
UBS PACE International Equity Investments                       60,361,559             --
UBS PACE International Emerging Markets Equity Investments       4,047,836        186,436
-----------------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended July 31, 2002 was as follows:

                                                                                       2002
                                                           -----------------------------------------------------------
                                                              TAX-EXEMPT      ORDINARY      LONG TERM     TAX RETURN
                     PORTFOLIO                                  INCOME         INCOME     CAPITAL GAINS   OF CAPITAL
----------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                      --  $   1,907,665             --             --
UBS PACE Government Securities Fixed Income Investments                --     30,671,635             --             --
UBS PACE Intermediate Fixed Income Investments                         --     20,686,181             --             --
UBS PACE Strategic Fixed Income Investments                            --     12,991,359             --             --
UBS PACE Municipal Fixed Income Investments                $   10,712,025             --             --             --
UBS PACE Global Fixed Income Investments                               --             --             --  $  11,305,232
UBS PACE Large Co Value Equity Investments                             --      5,539,335             --             --
UBS PACE Large Co Growth Equity Investments                            --             --             --             --
UBS PACE Small/Medium Co Value Equity Investments                      --        692,025  $     775,548             --
UBS PACE Small/Medium Co Growth Equity Investments                     --             --             --             --
UBS PACE International Equity Investments                              --      3,931,138             --             --
----------------------------------------------------------------------------------------------------------------------

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated for each Portfolio at July 31, 2003.

MONEY MARKET FUND INSURANCE BONDS

At January 31, 2003, UBS PACE Money Market Investments had insurance bonds that provided limited coverage for certain loss events involving certain money market instruments held by the Portfolio. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bonds provided for coverage up to $200 million for a number of funds managed, advised or sub-advised by UBS Global AM with a deductible of 30 basis points (0.30%) of the total assets of the Portfolio for First Tier Securities, determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the insurance bonds, the Portfolio would have expected to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which would generally be no later than the maturity of the security. While the insurance bonds were intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there was no guarantee that the insurance bonds would have done so. For the six months ended January 31, 2003, the Portfolio did not use these insurance bonds.

CAPITAL CONTRIBUTION FROM SUB-ADVISOR

On November 25, 2002, UBS PACE Large Co Growth Equity Investments recorded a capital contribution from SSgA Funds Management, Inc., one of the Portfolio's sub-advisors, in the amount of $9,848. This amount was paid by the sub-advisor in connection with losses incurred due to the disposition of a restricted security.

SHARES OF BENEFICIAL INTEREST
There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided in the Statement of Changes in Net Assets, were as follows:

UBS PACE GOVERNMENT SECURITIES FIXED INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2003:

                                 CLASS A                    CLASS B                     CLASS C
                        --------------------------   ------------------------    -----------------------
                            SHARES          AMOUNT     SHARES          AMOUNT      SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold              1,527,721   $  19,981,659    259,723   $   3,402,975     173,312   $  2,273,084
Shares repurchased      (2,101,776)    (27,490,229)  (212,804)     (2,779,726)   (289,268)    (3,788,349)
Shares converted from
  Class B to Class A        16,534         215,691    (16,534)       (215,691)         --             --
Dividends reinvested       200,867       2,621,255     16,833         219,669      56,788        741,572
Net increase (decrease)   (356,654)  $  (4,671,624)    47,218   $     627,227     (59,168)  $   (773,693)
--------------------------------------------------------------------------------------------------------

                                 CLASS P                    CLASS Y
                        --------------------------   ------------------------
                            SHARES          AMOUNT     SHARES          AMOUNT
-----------------------------------------------------------------------------
Shares sold              2,243,243   $  29,386,031    451,232   $   5,915,143
Shares repurchased      (2,328,458)    (30,522,448)  (405,029)     (5,297,531)
Shares converted from
  Class B to Class A            --              --         --              --
Dividends reinvested       317,302       4,142,366     33,621         438,405
Net increase (decrease)    232,087   $   3,005,949     79,824   $   1,056,017
-----------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                 CLASS A                     CLASS B                    CLASS C
                        --------------------------   ------------------------   ------------------------
                            SHARES          AMOUNT     SHARES          AMOUNT      SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold              2,010,469   $  25,987,071    708,121   $   9,176,699     610,381   $  7,904,147
Shares repurchased      (3,813,462)    (49,173,454)  (394,852)     (5,098,211)   (924,201)   (11,917,889)
Shares converted from
  Class B to Class A        78,944       1,023,448    (78,940)     (1,023,448)         --             --
Dividends reinvested       555,356       7,147,731     36,512         470,084     161,002      2,072,720
Net increase (decrease) (1,168,693)  $ (15,015,204)   270,841   $   3,525,124    (152,818)  $ (1,941,022)
--------------------------------------------------------------------------------------------------------

                                 CLASS P                      CLASS Y
                        --------------------------   ----------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares sold              4,954,777   $  63,970,139     4,708,753   $   60,266,279
Shares repurchased      (5,630,089)    (72,711,321)  (14,012,719)    (179,081,142)
Shares converted from
  Class B to Class A            --              --            --               --
Dividends reinvested       836,831      10,772,835       366,024        4,708,923
Net increase (decrease)    161,519   $   2,031,653    (8,937,942)  $ (114,105,940)
---------------------------------------------------------------------------------

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2003:

                                 CLASS A                       CLASS B                       CLASS C
                        --------------------------   ----------------------------  -------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------
Shares Sold                443,158   $   5,022,351        83,581   $      947,766       35,919   $   404,209
Shares repurchased      (1,559,442)    (17,681,800)     (134,154)      (1,518,559)    (188,564)   (2,133,149)
Shares converted from
  Class B to Class A         5,701          65,020        (5,696)         (65,020)          --            --
Dividends reinvested       123,155       1,387,825         9,634          108,671       11,253       126,933
Net increase (decrease)   (987,428)  $ (11,206,604)      (46,635)  $     (527,142)    (141,392)  $ (1,602,00)
------------------------------------------------------------------------------------------------------------

                                 CLASS P                       CLASS Y
                        --------------------------  ----------------------------
                            SHARES          AMOUNT        SHARES          AMOUNT
--------------------------------------------------------------------------------
Shares Sold              3,456,760   $  39,082,023           570   $       6,426
Shares repurchased      (2,298,373)     (26,013,00)      (62,697)       (709,596)
Shares converted from
  Class B to Class A            --              --            --              --
Dividends reinvested       270,195       3,048,708         3,616          40,771
Net increase (decrease)  1,428,582   $   16,117,72       (58,511)  $    (662,399)
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                 CLASS A                       CLASS B                        CLASS C
                        --------------------------  -----------------------------  --------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold              3,069,631   $  37,598,055       200,021   $    2,395,834      155,906   $  1,875,918
Shares repurchased      (4,790,130)    (58,302,383)     (342,650)      (4,155,322)    (396,385)    (4,771,686)
Shares converted from
  Class B to Class A        85,496       1,050,570       (85,431)      (1,050,570)          --             --
Dividends reinvested       498,193       5,996,291        40,986          493,539       48,064        578,723
Net increase (decrease) (1,136,810)  $ (13,657,467)     (187,074)  $   (2,316,519)    (192,415)  $ (2,317,045)
-------------------------------------------------------------------------------------------------------------

                                 CLASS P                         CLASS Y
                        --------------------------  -----------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares sold              6,932,424   $  83,523,173         8,276   $      101,283
Shares repurchased      (3,556,690)    (42,667,956)      (85,336)      (1,034,031)
Shares converted from
  Class B to Class A            --              --            --               --
Dividends reinvested       776,431       9,324,853        16,370          197,348
Net increase (decrease)  4,152,165   $  50,180,070       (60,690)  $     (735,400)
---------------------------------------------------------------------------------

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2003:

                                 CLASS A                       CLASS B                       CLASS C
                        --------------------------  -----------------------------  --------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                371,601   $   5,027,425        91,650   $    1,233,732       51,716   $    701,828
Shares repurchased        (371,682)     (5,003,759)     (215,043)      (2,895,089)    (208,693)    (2,796,940)
Shares converted from
  Class B to Class A        10,060         136,231       (10,067)        (136,231)          --             --
Dividends reinvested        29,414         395,847        15,724          211,481       13,373        179,887
Net increase (decrease)     39,393   $     555,744      (117,736)  $   (1,586,107)    (143,604)  $ (1,915,225)
-------------------------------------------------------------------------------------------------------------

                                 CLASS P                       CLASS Y
                        --------------------------  -----------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares sold              2,516,235   $  33,906,759         1,467   $       19,908
Shares repurchased      (2,595,169)    (35,109,821)       (5,678)         (76,782)
Shares converted from
  Class B to Class A            --              --            --               --
Dividends reinvested       423,690       5,700,032           516            6,946
Net increase (decrease)    344,756   $   4,496,970        (3,695)  $      (49,928)
---------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                 CLASS A                       CLASS B                       CLASS C
                        --------------------------  -----------------------------  --------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares Sold                454,779   $   5,963,853       316,574   $    4,162,878      129,177   $  1,702,905
Shares repurchased        (886,057)    (11,667,709)     (374,624)      (4,886,952)    (446,910)    (5,807,341)
Shares converted from
  Class B to Class A        49,937         658,717       (49,970)        (658,717)          --             --
Dividends reinvested        60,348         789,074        27,132          354,731       33,907        443,175
Net increase (decrease)   (320,993)  $  (4,256,065)      (80,888)  $   (1,028,060)    (283,826)  $ (3,661,261)
-------------------------------------------------------------------------------------------------------------

                                 CLASS P                       CLASS Y
                        --------------------------  -----------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares Sold              6,226,118   $  81,693,656        25,574   $      335,777
Shares repurchased      (4,997,176)    (65,620,561)      (48,858)        (638,821)
Shares converted from
  Class B to Class A            --              --            --               --
Dividends reinvested       799,931      10,459,439         1,814           23,731
Net increase (decrease)  2,028,873   $  26,532,534       (21,470)  $     (279,313)
---------------------------------------------------------------------------------

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2003:

                                 CLASS A                       CLASS B                       CLASS C
                        --------------------------  -----------------------------  --------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares Sold                378,651   $   4,834,919        54,295   $      693,202       48,712   $    620,902
Shares Repurchased        (984,084)    (12,543,006)      (86,918)      (1,105,998)    (123,549)    (1,571,343)
Shares Converted From
  Class B to Class A         1,975          25,156        (1,975)         (25,156)          --             --
Dividends Reinvested       158,140       2,008,720         5,166           65,640       29,002        368,398
Net Increase (Decrease)   (445,318)  $  (5,674,211)      (29,432)  $     (372,312)     (45,835)  $   (582,043)
-------------------------------------------------------------------------------------------------------------

                                 CLASS P                       CLASS Y
                        --------------------------  -----------------------------
                            SHARES         AMOUNT         SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares Sold                826,340   $ 10,535,764             26   $          336
Shares Repurchased        (672,476)    (8,584,907)        (9,989)        (126,468)
Shares Converted From
  Class B to Class A            --             --             --               --
Dividends Reinvested        93,705      1,190,326            396            5,025
Net Increase (Decrease)    247,569   $  3,141,183         (9,567)  $     (121,107)
---------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                 CLASS A                       CLASS B                       CLASS C
                        --------------------------  -----------------------------  --------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares Sold                888,689   $  11,224,243       180,636   $    2,276,801      135,626   $  1,705,290
Shares Repurchased      (2,394,091)    (30,128,833)     (384,224)      (4,815,033)    (344,261)    (4,321,798)
Shares Converted From
  Class B to Class A       106,350       1,331,785      (106,350)      (1,331,785)          --             --
Dividends Reinvested       360,342       4,517,050        12,243          153,559       69,803        874,957
Net Increase (Decrease) (1,038,710)  $ (13,055,755)     (297,695)  $   (3,716,458)    (138,832)  $ (1,741,551)
--------------------------------------------------------------------------------------------------------------

                                 CLASS P                       CLASS Y
                        --------------------------  -----------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares Sold              1,684,949   $  21,152,506           520   $        6,500
Shares Repurchased        (923,164)    (11,596,610)       (8,709)        (108,245)
Shares Converted From
  Class B to Class A            --              --            --               --
Dividends Reinvested       176,785       2,216,089         1,220           15,284
Net Increase (Decrease)    938,570   $  11,771,985        (6,969)  $      (86,461)
---------------------------------------------------------------------------------

UBS PACE GLOBAL FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2003:

                                 CLASS A                       CLASS B                       CLASS C
                        --------------------------  -----------------------------  --------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares Sold                 86,616   $     981,410        39,071   $      437,030       12,080   $    135,075
Shares Repurchased      (1,043,118)    (11,655,364)      (15,171)        (168,857)    (397,521)    (4,362,270)
Shares Converted From
  Class B to Class A         8,000          90,431        (7,992)         (90,431)          --             --
Dividends Reinvested       158,027       1,759,084         1,007           11,222        7,288         81,137
Net Increase (Decrease)   (790,475)  $  (8,824,439)       16,915   $      188,964     (378,153)  $ (4,146,058)
-------------------------------------------------------------------------------------------------------------

                                 CLASS P                        CLASS Y
                        --------------------------  -----------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares Sold              1,735,360   $  19,360,386       461,515   $    5,147,857
Shares Repurchased      (1,694,106)    (18,847,687)     (408,205)      (4,516,422)
Shares Converted From
  Class B to Class A            --              --            --               --
Dividends Reinvested       167,200       1,861,517        15,197          169,290
Net Increase (Decrease)    208,454   $   2,374,216        68,507   $      800,725
---------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                 CLASS A                       CLASS B                       CLASS C
                        --------------------------  -----------------------------  --------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares Sold                163,115   $   1,736,347        50,971   $      554,419       46,135   $    486,221
Shares Repurchased      (2,930,883)    (30,461,696)      (52,502)        (539,357)    (210,374)    (2,192,392)
Shares Converted From
  Class B to Class A        63,013         647,644       (62,159)        (647,644)          --             --
Dividends Reinvested       424,522       4,413,677         2,613           27,270       30,621        317,886
Net Increase (Decrease) (2,280,233)  $ (23,664,028)      (61,077)  $     (605,312)    (133,618)  $ (1,388,285)
--------------------------------------------------------------------------------------------------------------

                                 CLASS P                        CLASS Y
                        --------------------------  -----------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares Sold              3,598,652   $  37,321,948       729,607   $    7,670,798
Shares Repurchased      (2,618,317)    (27,411,812)     (271,729)      (2,808,187)
Shares Converted From
  Class B to Class A            --              --            --               --
Dividends Reinvested       377,830       3,929,554        21,822          227,686
Net Increase (Decrease)  1,358,165   $  13,839,690       479,700   $    5,090,297
---------------------------------------------------------------------------------

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2003:

                                 CLASS A                       CLASS B                       CLASS C
                        --------------------------  -----------------------------  --------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares Sold                439,098   $   6,201,264        61,220   $      858,463       62,223   $    877,213
Shares Repurchased      (2,224,581)    (31,370,990)     (553.536)      (7,751,163)    (347,614)    (4,861,608)
Shares Converted From
  Class B to Class A        69,842         995,065       (69,782)        (995,065)          --             --
Dividends Reinvested       191,146       2,649,282            --               --        1,163         16,139
Net Increase (Decrease) (1,524,495)  $ (21,525,379)     (562,098)  $   (7,887,765)    (284,228)  $ (3,968,256)
-------------------------------------------------------------------------------------------------------------

                                 CLASS P                       CLASS Y
                        --------------------------  -----------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares Sold              3,854,424   $  54,434,262       351,159   $    5,027,807
Shares Repurchased      (2,748,505)    (38,573,989)     (327,528)      (4,570,627)
Shares Converted From
  Class B to Class A            --              --            --               --
Dividends Reinvested       296,496       4,106,468        37,689          521,987
Net Increase (Decrease)  1,402,415   $  19,966,741        61,320   $      979,167
---------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                 CLASS A                       CLASS B                       CLASS C
                        --------------------------  -----------------------------  --------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares Sold                592,777   $   9,756,508       152,128   $    2,491,123      383,254   $  6,255,385
Shares Repurchased      (5,145,302)    (84,293,172)   (1,610,698)     (26,288,435)  (1,204,849)   (19,699,409)
Shares Converted From
  Class B to Class A       810,087      13,324,128      (814,644)     (13,324,128)          --             --
Dividends Reinvested       136,180       2,227,900            --               --           --             --
Net Increase (Decrease) (3,606,258)  $ (58,984,636)   (2,273,214)  $   (37,121,44)    (821,595)  $ (13,444,02)
-------------------------------------------------------------------------------------------------------------

                                 CLASS P                       CLASS Y
                        --------------------------  -----------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares Sold              7,845,278   $ 129,285,662       925,762   $   15,291,750
Shares Repurchased      (5,037,999)    (81,643,553)     (440,339)      (7,112,210)
Shares Converted From
  Class B to Class A            --              --            --               --
Dividends Reinvested       167,966       2,746,242        19,922          325,928
Net Increase (Decrease)  2,975,245   $  50,388,351       505,345   $    8,505,468
---------------------------------------------------------------------------------

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2003:

                                 CLASS A                       CLASS B                       CLASS C
                        --------------------------  -----------------------------  --------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares Sold                458,796   $   5,121,519        39,853   $      441,093       36,202   $    399,992
Shares Repurchased      (1,326,126)    (14,903,592)     (173,675)      (1,925,409)    (134,203)    (1,476,913)
Shares Converted From
  Class B to Class A        12,016         136,080       (12,194)        (136,080)          --             --
Net Increase
  (Decrease)              (855,314)  $  (9,645,993)     (146,016)  $   (1,620,396)     (98,001)  $ (1,076,921)
-------------------------------------------------------------------------------------------------------------

                                 CLASS P                       CLASS Y
                        --------------------------  -----------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares Sold              5,138,130   $  57,926,973       371,382   $    4,301,264
Shares Repurchased      (3,106,500)    (34,940,432)     (254,925)      (2,821,547)
Shares Converted From
  Class B to Class A            --              --            --               --
Net Increase
  (Decrease)             2,031,630   $  22,986,541       116,457   $    1,479,717
---------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                 CLASS A                       CLASS B                       CLASS C
                        --------------------------  -----------------------------  --------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                583,738   $   8,261,301       115,560   $    1,740,282      137,616   $  2,028,788
Shares repurchased      (3,126,073)    (44,751,709)     (490,279)      (6,996,703)    (406,744)    (5,769,433)
Shares converted from
  Class B to Class A       266,117       4,155,767      (267,629)      (4,155,767)          --             --
Net increase
  (decrease)            (2,276,218)  $ (32,334,641)     (642,348)  $   (9,412,188)    (269,128)  $ (3,740,645)
-------------------------------------------------------------------------------------------------------------

                                 CLASS P                        CLASS Y
                        --------------------------  -----------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares sold             11,478,215   $ 161,090,489       506,168   $    7,266,913
Shares repurchased      (5,183,651)    (72,339,862)     (441,960)      (6,172,400)
Shares converted from
  Class B to Class A            --              --            --               --
Net increase
  (decrease)             6,294,564   $  88,750,627        64,208   $    1,094,513
---------------------------------------------------------------------------------

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2003:

                                 CLASS A                       CLASS B                       CLASS C
                        --------------------------  -----------------------------  --------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                331,968   $   4,831,220        66,007   $      976,037       16,907   $    250,837
Shares repurchased        (485,938)     (7,049,672)     (108,525)      (1.589,271)     (88,680)    (1,296,656)
Shares converted from
  Class B to Class A         8,071         117,393        (8,175)        (117,393)          --             --
Dividends reinvested       210,661       2,907,132        59,422          809,328       64,021        871,966
Net increase (decrease)     64,762   $     806,073         8,729   $       78,701       (7,752)  $   (173,853)
-------------------------------------------------------------------------------------------------------------

                                 CLASS P                       CLASS Y
                        --------------------------  -----------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares sold              1,390,556   $  20,694,910         1,842   $       27,543
Shares repurchased      (1,340,794)    (19,842,116)      (20,596)        (296,379)
Shares converted from
  Class B to Class A            --              --            --               --
Dividends reinvested       910,874      12,624,719         5,942           82,295
Net increase (decrease)    960,636   $  13,477,513       (12,812)  $     (186,541)
---------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                 CLASS A                       CLASS B                       CLASS C
                        --------------------------  -----------------------------  --------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold              1,579,814   $  27,580,701       294,709   $    5,527,377      164,255   $  3,062,749
Shares repurchased      (1,604,390)    (27,340,080)     (182,202)      (3,244,512)    (133,315)    (2,367,796)
Shares converted from
  Class B to Class A        57,250         985,565       (57,595)        (985,565)          --             --
Dividends reinvested         9,422         164,893           889           15,489        1,048         18,261
Net increase (decrease)     42,096   $   1,391,079        55,801   $    1,312,789       31,988   $    713,214
-------------------------------------------------------------------------------------------------------------

                                 CLASS P                       CLASS Y
                        --------------------------  -----------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares sold              2,792,951   $  50,145,286        35,218   $      619,881
Shares repurchased      (4,912,737)    (88,137,362)      (43,770)        (751,915)
Shares converted from
  Class B to Class A            --              --            --               --
Dividends reinvested        68,479       1,199,083           551            9,643
Net increase (decrease) (2,051,307)  $ (36,792,993)       (8,001)  $     (122,391)
---------------------------------------------------------------------------------

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2003:

                                 CLASS A                       CLASS B                       CLASS C
                        --------------------------  -----------------------------  --------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                736,337   $   7,862,788        14,462   $      152,878       15,600   $    161,028
Shares repurchased      (1,223,261)    (13,044,959)      (92,351)        (976,960)     (86,081)      (897,825)
Shares converted from
  Class B to Class A         9,031         100,298        (9,166)        (100,298)          --             --
Net decrease              (477,893)  $  (5,081,873)      (87,055)  $     (924,380)     (70,481)  $   (736,797)
-------------------------------------------------------------------------------------------------------------

                                 CLASS P                       CLASS Y
                        --------------------------  -----------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares sold              1,916,550   $  20,365,987           966   $        9,942
Shares repurchased      (1,995,003)    (21,298,939)       (4,408)         (45,669)
Shares converted from
  Class B to Class A            --              --            --               --
Net decrease               (78,453)  $    (932,952)       (3,442)  $      (35,727)
---------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                 CLASS A                       CLASS B                       CLASS C
                        --------------------------  -----------------------------  --------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                848,269   $  10,291,863        60,409   $      767,922       67,555   $    866,193
Shares repurchased      (2,070,365)    (25,743,464)     (285,483)      (3,532,777)    (195,886)    (2,425,234)
Shares converted from
  Class B to Class A       360,149       4,609,642      (362,304)      (4,609,642)          --             --
Net decrease              (861,947)  $ (10,841,959)     (587,378)  $   (7,374,497)    (128,331)  $ (1,559,041)
-------------------------------------------------------------------------------------------------------------

                                 CLASS P                       CLASS Y
                        --------------------------  -----------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares sold              4,048,234   $  51,593,576     1,568,945   $   20,589,423
Shares repurchased      (5,646,073)    (71,025,251)   (1,571,291)     (21,138,589)
Shares converted from
  Class B to Class A            --              --            --               --
Net decrease            (1,597,839)  $ (19,431,675)       (2,346)  $     (549,166)
---------------------------------------------------------------------------------

UBS PACE INTERNATIONAL EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2003:

                                 CLASS A                       CLASS B                       CLASS C
                        --------------------------  -----------------------------  --------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                979,672   $   9,039,929        21,339   $      209,251       15,471   $    144,684
Shares repurchased      (1,550,329)    (14,264,719)      (41,720)        (376,795)     (82,670)      (777,925)
Shares converted from
  Class B to Class A        14,644         137,754       (14,736)        (137,754)          --             --
Dividends reinvested         5,443          49,747            --               --           --             --
Net increase (decrease)   (550,570)  $  (5,037,289)      (35,117)  $     (305,298)     (67,199)  $   (633,241)
-------------------------------------------------------------------------------------------------------------

                                 CLASS P                       CLASS Y
                        --------------------------  -----------------------------
                            SHARES          AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------
Shares sold              4,281,507   $  39,822,281     7,316,699   $   68,062,635
Shares repurchased      (2,415,364)    (22,386,849)   (7,515,268)     (70,721,194)
Shares converted from
  Class B to Class A            --              --            --               --
Dividends reinvested        68,216         622,125        19,594          178,699
Net increase (decrease)  1,934,359   $  18,057,557      (178,975)  $   (2,479,860)
---------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                     CLASS A                        CLASS B                       CLASS C
                        --------------------------------   -------------------------    ---------------------------
                              SHARES              AMOUNT      SHARES          AMOUNT       SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                9,202,140     $   104,068,201      58,971   $     690,894      291,672     $   3,261,766
Shares repurchased       (11,390,325)       (130,664,797)   (108,887)     (1,286,023)    (461,285)       (5,247,268)
Shares converted from
  Class B to Class A         117,525           1,344,645    (118,203)     (1,344,645)          --                --
Dividends reinvested          93,578           1,056,496          --              --        1,393            15,756
Net increase (decrease)   (1,977,082)    $   (24,195,455)   (168,119)  $  (1,939,774)    (168,220)    $  (1,969,746)
-------------------------------------------------------------------------------------------------------------------

                                     CLASS P                          CLASS Y
                        --------------------------------   -----------------------------
                              SHARES              AMOUNT       SHARES             AMOUNT
----------------------------------------------------------------------------------------
Shares sold                8,536,924     $    95,630,301   10,621,965   $    118,797,730
Shares repurchased        (4,362,590)        (48,783,424)  (9,746,910)      (110,225,925)
Shares converted from
  Class B to Class A              --                  --           --                 --
Dividends reinvested         196,640           2,218,098       44,685            504,044
Net increase (decrease)    4,370,974     $    49,064,975      919,740   $      9,075,849
----------------------------------------------------------------------------------------

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2003:

                                     CLASS A                         CLASS B                      CLASS C
                        --------------------------------   -------------------------    ---------------------------
                              SHARES              AMOUNT       SHARES         AMOUNT       SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                  352,278     $     2,542,242        1,600   $     11,976       30,723     $     225,993
Shares repurchased          (382,554)         (2,737,664)     (55,144)      (403,420)     (30,323)         (219,279)
Shares converted from
  Class B to Class A             435               3,219         (442)        (3,219)          --                --
Net increase (decrease)      (29,841)    $      (192,203)     (53,986)  $   (394,663)         400     $       6,714
-------------------------------------------------------------------------------------------------------------------

                                     CLASS P                           CLASS Y
                        --------------------------------   -----------------------------
                              SHARES              AMOUNT       SHARES             AMOUNT
----------------------------------------------------------------------------------------
Shares sold                1,189,142     $     8,819,414      200,958   $      1,475,184
Shares repurchased          (873,424)         (6,453,466)    (205,073)        (1,501,696)
Shares converted from
  Class B to Class A              --                  --           --                 --
Net increase (decrease)      315,718     $     2,365,948       (4,115)  $        (26,512)
----------------------------------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002:

                                      CLASS A                       CLASS B                        CLASS C
                         -------------------------------   -------------------------    ---------------------------
                              SHARES              AMOUNT       SHARES         AMOUNT       SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                1,999,200     $    14,696,585       20,192   $    173,347      513,645     $   3,683,090
Shares repurchased        (2,321,964)        (17,064,299)    (212,335)    (1,760,675)    (571,451)       (4,187,394)
Shares converted from
  Class B to Class A          15,245             123,648      (15,345)      (123,648)          --                --
Net decrease                (307,519)    $    (2,244,066)    (207,488)  $ (1,710,976)     (57,806)    $    (504,304)
-------------------------------------------------------------------------------------------------------------------

                                     CLASS P                          CLASS Y
                        --------------------------------   -----------------------------
                              SHARES              AMOUNT       SHARES             AMOUNT
----------------------------------------------------------------------------------------
Shares sold                2,391,418     $    20,080,806        8,165   $         64,072
Shares repurchased        (2,573,384)        (21,618,374)     (17,126)          (150,772)
Shares converted from
  Class B to Class A              --                  --           --                 --
Net decrease                (181,966)    $    (1,537,568)      (8,961)  $        (86,700)
----------------------------------------------------------------------------------------

Financial Highlights
UBS PACE Money Market Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                FOR THE SIX
                                                                MONTHS ENDED
                                                             JANUARY 31, 2003
                                                                (UNAUDITED)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $       1.00
Net investment income                                                    0.01
Dividends from net investment income                                    (0.01)

NET ASSET VALUE, END OF PERIOD                                   $       1.00
-----------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                              0.61%
-----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                $    126,601
Expenses to average net assets, net of fee waivers and
   expense reimbursements                                                0.53%*
Expenses to average net assets, before fee waivers and
   expense reimbursements                                                1.23%*
Net investment income to average net assets, net of fee
   waivers and expense reimbursements                                    1.20%*
Net investment income to average net assets, before fee
   waivers and expense reimbursements                                    0.50%*
-----------------------------------------------------------------------------

                                                                                  FOR THE YEARS ENDED JULY 31,
                                                           ----------------------------------------------------------------------
                                                                  2002           2001           2000           1999          1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $      1.00    $      1.00   $       1.00   $       1.00   $      1.00
Net investment income                                             0.02           0.05           0.05           0.05          0.05
Dividends from net investment income                             (0.02)         (0.05)         (0.05)         (0.05)        (0.05)

NET ASSET VALUE, END OF PERIOD                             $      1.00    $      1.00   $       1.00   $       1.00   $      1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                       2.10%          5.44%          5.53%          4.85%         5.32%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $   112,001    $    76,657   $     65,521   $     47,174   $    25,493
Expenses to average net assets, net of fee waivers and
   expense reimbursements                                         0.50%          0.50%          0.50%          0.50%         0.50%
Expenses to average net assets, before fee waivers and
   expense reimbursements                                         1.43%          1.00%          0.95%          1.07%         1.20%
Net investment income to average net assets, net of fee
   waivers and
expense reimbursements                                            2.03%          5.26%          5.46%          4.70%         5.20%
Net investment income to average net assets, before fee
   waivers and expense reimbursements                             1.10%          4.76%          5.01%          4.13%         4.50%
---------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if this fee was included. Total investment return for period less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

Financial Highlights
UBS PACE Government Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           CLASS A
                                                       -----------------------------------------------
                                                       FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                          2003             JULY 31,         JULY 31,
                                                       (UNAUDITED)           2002           2001(a)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $      13.08      $      12.84     $      12.65
Net investment income                                          0.26              0.64             0.39
Net realized and unrealized gains (losses) from
  investment activities, options written, swaps
  and futures                                                 (0.04)             0.29             0.18
Net increase from investment operations                        0.22              0.93             0.57
Dividends from net investment income                          (0.26)            (0.64)           (0.38)
Distributions from net realized gains
  from investment activities                                     --             (0.05)              --
Total dividends and distributions                             (0.26)            (0.69)           (0.38)

NET ASSET VALUE, END OF PERIOD                         $      13.04      $      13.08     $      12.84
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                     1.69%             7.47%            4.61%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $    208,482      $    213,835     $    224,837
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           1.00%*            0.96%            0.98%~~*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           1.21%*            1.15%            1.14%~~*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements                3.93%*            4.92%            6.09%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                3.72%*            4.73%            5.93%*
Portfolio turnover                                              182%              369%             631%
------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                                       -----------------------------------------------
                                                       FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                       (UNAUDITED)          JULY 31,         JULY 31,
                                                          2003               2002            2001(b)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $      13.08      $      12.83     $      12.47
Net investment income                                          0.21              0.53             0.47
Net realized and unrealized gains (losses) from
  investment activities, options written, swaps
  and futures                                                 (0.05)             0.31             0.37
Net increase from investment operations                        0.16              0.84             0.84
Dividends from net investment income                          (0.21)            (0.54)           (0.48)
Distributions from net realized gains
  from investment activities                                     --             (0.05)              --
Total dividends and distributions                             (0.21)            (0.59)           (0.48)

NET ASSET VALUE, END OF PERIOD                         $      13.03      $      13.08     $      12.83
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    1.21%             6.63%            6.96%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     17,526      $     16,966     $     13,175
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           1.79%*            1.76%            1.75%~~*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           1.93%*            1.90%            1.90%~~*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements                3.13%*            4.12%            5.31%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                2.99%*            3.99%            5.16%*
Portfolio turnover                                              182%              369%             631%
------------------------------------------------------------------------------------------------------

                                                                           CLASS C
                                                       -----------------------------------------------
                                                       FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                          2003             JULY 31,         JULY 31,
                                                       (UNAUDITED)           2002           2001(c)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $      13.09      $      12.84     $      12.33
Net investment income                                          0.22              0.57             0.49
Net realized and unrealized gains (losses) from
  investment activities, options written, swaps
  and futures                                                 (0.05)             0.30             0.51
Net increase from investment operations                        0.17              0.87             1.00
Dividends from net investment income                          (0.22)            (0.57)           (0.49)
Distributions from net realized gains
  from investment activities                                     --             (0.05)              --
Total dividends and distributions                             (0.22)            (0.62)           (0.49)

NET ASSET VALUE, END OF PERIOD                         $      13.04      $      13.09     $      12.84
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    1.34%             6.99%            8.26%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     55,890      $     56,849     $     57,745
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           1.53%*            1.48%            1.49%~~*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           1.78%*            1.73%            1.70%~~*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements                3.40%*            4.40%            5.59%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                3.15%*            4.15%            5.38%*
Portfolio turnover                                              182%              369%             631%
------------------------------------------------------------------------------------------------------

                                                          CLASS P
                                                       ------------
                                                       FOR THE SIX
                                                       MONTHS ENDED
                                                        JANUARY 31,
                                                          2003
                                                       (UNAUDITED)
-------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $      13.09
Net investment income                                          0.27
Net realized and unrealized gains (losses) from
  investment activities, options written, swaps
  and futures                                                 (0.05)
Net increase from investment operations                        0.22
Dividends from net investment income                          (0.27)
Distributions from net realized gains
  from investment activities                                     --
Total dividends and distributions                             (0.27)

NET ASSET VALUE, END OF PERIOD                         $      13.04
-------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    1.73%
-------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $    203,740
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           0.78%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           0.98%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements                4.14%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                3.94%*
Portfolio turnover                                              182%
-------------------------------------------------------------------

                                                                                      CLASS P
                                                       ---------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED JULY 31,
                                                       ---------------------------------------------------------------------
                                                             2002           2001           2000          1999           1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $    12.84     $    12.09     $    12.10    $    12.59     $    12.61
Net investment income                                        0.67           0.84           0.73          0.68           0.72
Net realized and unrealized gains (losses) from
  investment activities, options written, swaps
  and futures                                                0.31           0.82           0.01         (0.43)          0.18
Net increase from investment operations                      0.98           1.66           0.74          0.25           0.90
Dividends from net investment income                        (0.68)         (0.91)         (0.75)        (0.71)         (0.72)
Distributions from net realized gains
  from investment activities                                (0.05)            --             --         (0.03)         (0.20)
Total dividends and distributions                           (0.73)         (0.91)         (0.75)        (0.74)         (0.92)

NET ASSET VALUE, END OF PERIOD                         $    13.09     $    12.84     $    12.09    $    12.10     $    12.59
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                                   7.84%         14.21%          6.36%         2.02%          7.39%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $  201,378     $  195,546     $  198,918    $  191,719     $  162,119
Expenses to average net assets, net of fee
  waivers and expense reimbursements                         0.70%          0.78%~         0.87%~        0.87%~         0.85%
Expenses to average net assets, before fee
  waivers and expense reimbursements                         0.93%          0.87%~         0.91%~        0.93%~         0.95%
Net investment income to average net assets,
  net of fee waivers and expense reimbursements              5.18%          6.69%          6.12%         5.49%          5.90%
Net investment income to average net assets,
  before fee waivers and expense reimbursements              4.95%          6.60%          6.08%         5.43%          5.80%
Portfolio turnover                                            369%           631%           585%          418%           353%
----------------------------------------------------------------------------------------------------------------------------

                                                                          CLASS Y
                                                       ---------------------------------------------
                                                       FOR THE SIX
                                                       MONTHS ENDED      FOR THE          FOR THE
                                                        JANUARY 31,     YEAR ENDED      PERIOD ENDED
                                                          2003           JULY 31,         JULY 31,
                                                       (UNAUDITED)         2002           2001(d)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $      13.07    $      12.84     $      12.65
Net investment income                                          0.28            0.68             0.39
Net realized and unrealized gains (losses) from
  investment activities, options written, swaps
  and futures                                                 (0.04)           0.29             0.20
Net increase from investment operations                        0.24            0.97             0.59
Dividends from net investment income                          (0.28)          (0.69)           (0.40)
Distributions from net realized gains
  from investment activities                                     --           (0.05)              --
Total dividends and distributions                             (0.28)          (0.74)           (0.40)

NET ASSET VALUE, END OF PERIOD                         $      13.03    $      13.07     $      12.84
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    1.86%           7.77%            4.77%
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     20,227    $     19,250     $    133,649
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           0.68%*          0.64%            0.66%~~*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           0.88%*          0.80%            0.84%~~*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements                4.24%*          5.32%            6.50%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                4.04%*          5.16%            6.32%*
Portfolio turnover                                              182%            369%             631%
----------------------------------------------------------------------------------------------------

*    Annualized.

~ Includes 0.03%, 0.02% and 0.01% of interest expense related to reverse repurchase agreements during the years ended July 31, 2001, July 31, 2000 and July 31, 1999, respectively.

~~ Includes 0.01% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period January 31, 2001 (reissuance of shares) through
     July 31, 2001.

(b) For the period December 18, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.

(d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

Financial Highlights
UBS PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           CLASS A
                                                       -----------------------------------------------
                                                       FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                          2003             JULY 31,         JULY 31,
                                                       (UNAUDITED)           2002^          2001(a)^
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $      11.13      $      12.32     $      12.16
Net investment income                                          0.18              0.75             0.35
Net realized and unrealized gains
  (losses) from investment activities
  and futures                                                  0.35             (1.19)            0.16
Net increase (decrease) from investment operations             0.53             (0.44)            0.51
Dividends from net investment income                          (0.19)            (0.75)           (0.35)
Distributions from net realized gains
  from investment activities                                     --                --               --
Total dividends and distributions                             (0.19)            (0.75)           (0.35)

NET ASSET VALUE, END OF PERIOD                         $      11.47      $      11.13     $      12.32
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    4.78%            (3.90)%           4.24%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $    122,099      $    129,520     $    157,341
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           1.00%*            0.96%            0.97%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           1.18%*            1.10%            1.03%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements                                               3.11%*            6.14%            5.77%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                2.93%*            6.00%            5.71%*
Portfolio turnover                                              142%              121%              82%
------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                                       -----------------------------------------------
                                                       FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003            JULY 31,         JULY 31,
                                                       (UNAUDITED)           2002^           2001(b)^
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $      11.15      $      12.33     $      12.03
Net investment income                                          0.13              0.65             0.41
Net realized and unrealized gains
  (losses) from investment activities
  and futures                                                  0.34             (1.18)            0.30
Net increase (decrease) from investment operations             0.47             (0.53)            0.71
Dividends from net investment income                          (0.14)            (0.65)           (0.41)
Distributions from net realized gains
  from investment activities                                     --                --               --
Total dividends and distributions                             (0.14)            (0.65)           (0.41)

NET ASSET VALUE, END OF PERIOD                         $      11.48      $      11.15     $      12.33
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    4.26%            (4.57)%           6.04%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     11,444      $     11,626     $     15,168
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           1.76%*            1.74%            1.74%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           1.87%*            1.82%            1.78%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements                                               2.34%*            5.35%            4.99%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                2.23%*            5.27%            4.95%*
Portfolio turnover                                              142%              121%              82%
------------------------------------------------------------------------------------------------------

                                                                           CLASS C
                                                       -----------------------------------------------
                                                       FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                          2003             JULY 31,         JULY 31,
                                                       (UNAUDITED)           2002^          2001(c)^
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $      11.15      $      12.33     $      11.92
Net investment income                                          0.15              0.69             0.44
Net realized and unrealized gains
  (losses) from investment activities
  and futures                                                  0.35             (1.19)            0.41
Net increase (decrease) from investment operations             0.50             (0.50)            0.85
Dividends from net investment income                          (0.16)            (0.68)           (0.44)
Distributions from net realized gains
  from investment activities                                     --                --               --
Total dividends and distributions                             (0.16)            (0.68)           (0.44)

NET ASSET VALUE, END OF PERIOD                         $      11.49      $      11.15     $      12.33
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    4.49%            (4.31)%           7.20%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     14,353      $     15,508     $     19,529
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           1.50%*            1.47%            1.48%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           1.64%*            1.58%            1.54%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements                                               2.61%*            5.63%            5.26%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                2.47%*            5.52%            5.20%*
Portfolio turnover                                              142%              121%              82%
------------------------------------------------------------------------------------------------------

                                                         CLASS P
                                                       ------------
                                                       FOR THE SIX
                                                       MONTHS ENDED
                                                        JANUARY 31,
                                                          2003
                                                       (UNAUDITED)
-------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $      11.14
Net investment income                                          0.19
Net realized and unrealized gains
  (losses) from investment activities
  and futures                                                  0.35
Net increase (decrease) from investment operations             0.54
Dividends from net investment income                          (0.20)
Distributions from net realized gains
  from investment activities                                     --
Total dividends and distributions                             (0.20)

NET ASSET VALUE, END OF PERIOD                         $      11.48
-------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    4.92%
-------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $    182,965
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           0.73%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           0.88%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements                                               3.36%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                3.21%*
Portfolio turnover                                              142%

                                                                                    CLASS P
                                                       -----------------------------------------------------------------
                                                                           FOR THE YEARS ENDED JULY 31,
                                                       -----------------------------------------------------------------
                                                             2002^         2001^         2000          1999        1998
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $    12.33    $    11.82    $    11.98    $    12.35   $    12.23
Net investment income                                        0.77          0.74          0.70          0.63         0.67
Net realized and unrealized gains
  (losses) from investment activities
  and futures                                               (1.18)         0.56         (0.16)        (0.28)        0.09
Net increase (decrease) from investment operations          (0.41)         1.30          0.54          0.35         0.76
Dividends from net investment income                        (0.78)        (0.79)        (0.70)        (0.64)       (0.64)
Distributions from net realized gains
  from investment activities                                   --            --          0.00~        (0.08)          --
Total dividends and distributions                           (0.78)        (0.79)        (0.70)        (0.72)       (0.64)

NET ASSET VALUE, END OF PERIOD                         $    11.14    $    12.33    $    11.82    $    11.98   $    12.35
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                 (3.64)%       11.39%         4.74%         2.81%        6.41%
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $  161,702    $  127,718    $  134,102    $  139,043   $   99,690
Expenses to average net assets, net of fee
  waivers and expense reimbursements                         0.70%         0.75%         0.78%         0.80%        0.84%
Expenses to average net assets, before fee
  waivers and expense reimbursements                         0.82%         0.77%         0.79%         0.80%        0.84%
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements                                             6.45%         6.07%         5.95%         5.26%        5.60%
Net investment income to average net assets,
  before fee waivers and expense reimbursements              6.33%         6.05%         5.94%         5.26%        5.60%
Portfolio turnover                                            121%           82%           88%           89%         111%
------------------------------------------------------------------------------------------------------------------------

                                                                           CLASS Y
                                                       -----------------------------------------------
                                                       FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                          2003             JULY 31,         JULY 31,
                                                       (UNAUDITED)           2002^          2001(d)^
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $      11.14      $      12.33     $      12.16
Net investment income                                          0.19              0.78             0.36
Net realized and unrealized gains
  (losses) from investment activities
  and futures                                                  0.35             (1.19)            0.17
Net increase (decrease) from investment operations             0.54             (0.41)            0.53
Dividends from net investment income                          (0.20)            (0.78)           (0.36)
Distributions from net realized gains
  from investment activities                                     --                --               --
Total dividends and distributions                             (0.20)            (0.78)           (0.36)

NET ASSET VALUE, END OF PERIOD                         $      11.48      $      11.14     $      12.33
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    4.92%            (3.64)%           4.45%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $      1,995      $      2,589     $      3,613
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           0.73%*            0.71%            0.71%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           0.91%*            0.84%            0.79%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements                                               3.42%*            6.39%            5.96%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                3.24%*            6.26%            5.88%*
Portfolio turnover                                              142%              121%              82%
------------------------------------------------------------------------------------------------------

~    The Portfolio made a distribution of less than ($0.005) during the period.

*    Annualized.

^ Investment advisory functions for this portfolio were transferred from Pacific Income Advisors, Inc. to Metropolitan West Asset Management, LLC on October 10, 2000. BlackRock Financial Management, Inc. assumed investment advisory functions on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period January 31, 2001 (reissuance of shares) through
     July 31, 2001.

(b) For the period December 14, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

(d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

Financial Highlights
UBS PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           CLASS A
                                                       -----------------------------------------------
                                                       FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                          2003             JULY 31,         JULY 31,
                                                       (UNAUDITED)           2002           2001(a)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $      13.16      $      12.91     $      12.53
Net investment income                                          0.29              0.58@            0.47
Net realized and unrealized gains (losses) from
  investment activities, futures, swaps,
  options written and forwards and foreign
  currency transactions                                        0.51              0.25@            0.38
Net increase from investment operations                        0.80              0.83             0.85
Dividends from net investment income                          (0.29)            (0.58)           (0.47)
Distributions from net realized gains
  from investment activities                                     --                --               --

Total dividends and distributions                             (0.29)            (0.58)           (0.47)

NET ASSET VALUE, END OF PERIOD                         $      13.67      $      13.16     $      12.91
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    6.15%             6.55%            6.93%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     27,805      $     26,242     $     29,899
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           1.19%*            1.14%            1.14%~~*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           1.29%*            1.27%            1.21%~~*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements                4.31%*            4.41%            5.52%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                4.21%*            4.28%            5.45%*
Portfolio turnover                                              146%              375%             519%
------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                                       -----------------------------------------------
                                                       FOR THE SIX
                                                       MONTHS ENDED         FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                       (UNAUDITED)          JULY 31,         JULY 31,
                                                          2003               2002            2001(b)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $      13.15      $      12.91     $      12.66
Net investment income                                          0.25              0.48@            0.30
Net realized and unrealized gains (losses) from
  investment activities, futures, swaps,
  options written and forwards and foreign
  currency transactions                                        0.51              0.24@            0.25
Net increase from investment operations                        0.76              0.72             0.55
Dividends from net investment income                          (0.24)            (0.48)           (0.30)
Distributions from net realized gains
  from investment activities                                     --                --               --
Total dividends and distributions                             (0.24)            (0.48)           (0.30)

NET ASSET VALUE, END OF PERIOD                         $      13.67      $      13.15     $      12.91
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    5.83%             5.66%            4.38%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     15,366      $     16,337     $     17,078
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           1.93%*            1.90%            1.91%~~*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           1.97%*            1.93%            1.96%~~*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements                3.57%*            3.64%            4.73%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                3.53%*            3.61%            4.68%*
Portfolio turnover                                              146%              375%             519%
------------------------------------------------------------------------------------------------------

                                                                           CLASS C
                                                       -----------------------------------------------
                                                       FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                          2003             JULY 31,         JULY 31,
                                                       (UNAUDITED)           2002           2001(c)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $      13.16      $      12.91     $      12.43
Net investment income                                          0.28              0.51@            0.43
Net realized and unrealized gains (losses) from
  investment activities, futures, swaps,
  options written and forwards and foreign
  currency transactions                                        0.49              0.25@            0.48
Net increase from investment operations                        0.77              0.76             0.91
Dividends from net investment income                          (0.26)            (0.51)           (0.43)
Distributions from net realized gains
  from investment activities                                     --                --               --
Total dividends and distributions                             (0.26)            (0.51)           (0.43)

NET ASSET VALUE, END OF PERIOD                         $      13.67      $      13.16     $      12.91
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    5.88%             6.01%            7.43%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     11,883      $     13,325     $     16,743
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           1.69%*            1.65%            1.65%~~*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           1.75%*            1.70%            1.71%~~*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements                3.80%*            3.90%            5.00%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                3.74%*            3.85%            4.94%*
Portfolio turnover                                              146%              375%             519%
------------------------------------------------------------------------------------------------------

                                                         CLASS P
                                                       ------------
                                                       FOR THE SIX
                                                       MONTHS ENDED
                                                        JANUARY 31,
                                                           2003
                                                       (UNAUDITED)
-------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $      13.16
Net investment income                                          0.31
Net realized and unrealized gains (losses) from
  investment activities, futures, swaps,
  options written and forwards and foreign
  currency transactions                                        0.51
Net increase from investment operations                        0.82
Dividends from net investment income                          (0.31)
Distributions from net realized gains
  from investment activities                                     --
Total dividends and distributions                             (0.31)

NET ASSET VALUE, END OF PERIOD                         $      13.67
-------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    6.32%
-------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $    255,268
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           0.88%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           1.02%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements                4.62%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                4.48%*
Portfolio turnover                                              146%
-------------------------------------------------------------------

                                                                                        CLASS P
                                                       --------------------------------------------------------------------------
                                                                               FOR THE YEARS ENDED JULY 31,
                                                       --------------------------------------------------------------------------
                                                             2002           2001             2000           1999             1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $    12.91     $    12.21       $    12.33     $    13.32       $    13.04
Net investment income                                        0.61@          0.73             0.73           0.69             0.69
Net realized and unrealized gains (losses) from
  investment activities, futures, swaps,
  options written and forwards and foreign
  currency transactions                                      0.26@          0.78            (0.13)         (0.64)            0.40
Net increase from investment operations                      0.87           1.51             0.60           0.05             1.09
Dividends from net investment income                        (0.62)         (0.81)           (0.72)         (0.70)           (0.69)
Distributions from net realized gains
  from investment activities                                   --             --               --          (0.34)           (0.12)
Total dividends and distributions                           (0.62)         (0.81)           (0.72)         (1.04)           (0.81)

NET ASSET VALUE, END OF PERIOD                         $    13.16     $    12.91       $    12.21     $    12.33       $    13.32
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                  6.86%         12.74%            5.08%          0.21%            8.66%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $  241,140     $  210,444       $  234,748     $  222,214       $  126,880
Expenses to average net assets, net of fee
  waivers and expense reimbursements                         0.85%          0.91%~           0.85%          0.88%~           0.85%
Expenses to average net assets, before fee
  waivers and expense reimbursements                         0.96%          0.93%~           0.89%          0.92%~           0.94%
Net investment income to average net assets,
  net of fee waivers and expense reimbursements              4.70%          6.09%            6.04%          5.51%            5.49%
Net investment income to average net assets,
  before fee waivers and expense reimbursements              4.59%          6.07%            6.00%          5.47%            5.40%
Portfolio turnover                                            375%           519%             391%           202%             234%
---------------------------------------------------------------------------------------------------------------------------------

                                                                           CLASS Y
                                                       -----------------------------------------------
                                                       FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                          2003             JULY 31,         JULY 31,
                                                       (UNAUDITED)           2002           2001(d)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                  $      13.16      $      12.91     $      12.77
Net investment income                                          0.33              0.61@            0.36
Net realized and unrealized gains (losses) from
  investment activities, futures, swaps,
  options written and forwards and foreign
  currency transactions                                        0.49              0.25@            0.14
Net increase from investment operations                        0.82              0.86             0.50
Dividends from net investment income                          (0.31)            (0.61)           (0.36)
Distributions from net realized gains
  from investment activities                                     --                --               --
Total dividends and distributions                             (0.31)            (0.61)           (0.36)

NET ASSET VALUE, END OF PERIOD                         $      13.67      $      13.16     $      12.91
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    6.26%             6.80%            3.98%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $        305      $        342     $        613
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           0.98%*            0.89%            0.88%~~*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           1.07%*            0.99%            0.97%~~*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements                4.51%*            4.65%            5.74%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                4.42%*            4.55%            5.65%*
Portfolio turnover                                              146%              375%             519%
------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

~ Includes 0.06% and 0.03% of interest expense related to reverse repurchase agreements during the years ended July 31, 2001 and July 31, 1999, respectively.

~~ Includes 0.03% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b)  For the period January 30, 2001 (reissuance of shares) through
     July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

(d) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

Financial Highlights
UBS PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           CLASS A
                                                       -----------------------------------------------
                                                       FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003             JULY 31,         JULY 31,
                                                        (UNAUDITED)          2002            2001(a)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      12.70      $      12.52     $      12.43
Net investment income                                          0.23              0.51             0.26
Net realized and unrealized gains
  (losses) from investment activities                          0.05              0.18             0.09
Net increase from investment operations                        0.28              0.69             0.35
Dividends from net investment income                          (0.23)            (0.51)           (0.26)

NET ASSET VALUE, END OF PERIOD                         $      12.75      $      12.70     $      12.52
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    2.25%             5.62%            2.86%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $    162,726      $    167,685     $    178,299
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           0.90%*            0.87%            0.88%*
Expenses to average net assets, before fee
  waivers and expense reinbursements                           1.07%*            1.05%            1.01%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements                3.62%*            4.01%            4.16%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                3.45%*            3.83%            4.03%*
Portfolio turnover                                               16%               20%              68%
------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED         FOR THE         FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003             JULY 31,        JULY 31,
                                                        (UNAUDITED)          2002            2001(c)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      12.70      $      12.52     $      12.42
Net investment income                                          0.18              0.41             0.19
Net realized and unrealized gains
  (losses) from investment activities                          0.05              0.18             0.10
Net increase from investment operations                        0.23              0.59             0.29
Dividends from net investment income                          (0.18)            (0.41)           (0.19)

NET ASSET VALUE, END OF PERIOD                         $      12.75      $      12.70     $      12.52
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    1.86%             4.81%            2.32%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     10,621      $     10,949     $     14,518
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           1.65%*            1.62%            1.63%*
Expenses to average net assets, before fee
  waivers and expense reinbursements                           1.81%*            1.80%            1.76%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements                2.87%*            3.26%            3.41%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                2.71%*            3.08%            3.28%*
Portfolio turnover                                               16%               20%              68%
------------------------------------------------------------------------------------------------------

                                                                         CLASS C
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED        FOR THE           FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003             JULY 31,        JULY 31,
                                                        (UNAUDITED)          2002            2001(b)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      12.70      $      12.52     $      12.19
Net investment income                                          0.20              0.44             0.31
Net realized and unrealized gains
  (losses) from investment activities                          0.05              0.18             0.33
Net increase from investment operations                        0.25              0.62             0.64
Dividends from net investment income                          (0.20)            (0.44)           (0.31)

NET ASSET VALUE, END OF PERIOD                         $      12.75      $      12.70     $      12.52
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    1.98%             5.07%            5.33%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     30,324      $     30,776     $     32,075
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           1.42%*            1.39%            1.40%*
Expenses to average net assets, before fee
  waivers and expense reinbursements                           1.58%*            1.57%            1.53%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements                3.10%*            3.50%            3.65%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                2.94%*            3.32%            3.52%*
Portfolio turnover                                               16%               20%              68%
------------------------------------------------------------------------------------------------------

                                                          CLASS P
                                                       ------------
                                                        FOR THE SIX
                                                       MONTHS ENDED
                                                        JANUARY 31,
                                                           2003
                                                        (UNAUDITED)
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      12.70
Net investment income                                          0.25
Net realized and unrealized gains
  (losses) from investment activities                          0.05
Net increase from investment operations                        0.30
Dividends from net investment income                          (0.25)

NET ASSET VALUE, END OF PERIOD                         $      12.75
-------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    2.36%
-------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     65,160
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           0.68%*
Expenses to average net assets, before fee
  waivers and expense reinbursements                           0.86%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements                3.84%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                3.66%*
Portfolio turnover                                               16%
-------------------------------------------------------------------

                                                                                      CLASS P
                                                       ----------------------------------------------------------------------
                                                                               FOR THE YEARS ENDED JULY 31,
                                                       ----------------------------------------------------------------------
                                                          2002           2001           2000^          1999           1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    12.52     $    12.15     $    12.44     $    12.70     $    12.67
Net investment income                                        0.54           0.55           0.57           0.56           0.58
Net realized and unrealized gains
  (losses) from investment activities                        0.18           0.42          (0.29)         (0.26)          0.02
Net increase from investment operations                      0.72           0.97           0.28           0.30           0.60
Dividends from net investment income                        (0.54)         (0.60)         (0.57)         (0.56)         (0.57)

NET ASSET VALUE, END OF PERIOD                         $    12.70     $    12.52     $    12.15     $    12.44     $    12.70
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                  5.86%          8.20%          2.37%          2.34%          4.87%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $   61,739     $   49,110     $   53,594     $   56,659     $   51,638
Expenses to average net assets, net of fee
  waivers and expense reimbursements                         0.64%          0.76%          0.85%          0.85%          0.85%
Expenses to average net assets, before fee
  waivers and expense reinbursements                         0.85%          0.82%          0.89%          0.89%          0.93%
Net investment income to average net assets,
  net of fee waivers and expense reimbursements              4.24%          4.44%          4.68%          4.42%          4.67%
Net investment income to average net assets,
  before fee waivers and expense reimbursements              4.03%          4.38%          4.64%          4.38%          4.59%
Portfolio turnover                                             20%            68%            33%            11%            34%
-----------------------------------------------------------------------------------------------------------------------------

                                                                           CLASS Y
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED         FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003            JULY 31,         JULY 31,
                                                        (unaudited)           2002           2001(c)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      12.70      $      12.52     $      12.42
Net investment income                                          0.25              0.54             0.24
Net realized and unrealized gains
  (losses) from investment activities                          0.06              0.18             0.10
Net increase from investment operations                        0.31              0.72             0.34
Dividends from net investment income                          (0.25)            (0.54)           (0.24)

NET ASSET VALUE, END OF PERIOD                         $      12.76      $      12.70     $      12.52
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    2.45%             5.87%            2.72%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $        196      $        316     $        399
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           0.66%*            0.63%            0.64%*
Expenses to average net assets, before fee
  waivers and expense reinbursements                           0.87%*            0.84%            0.83%*
Net investment income to average net assets,
  net of fee waivers and expense reimbursements                3.85%*            4.25%            4.40%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements                3.64%*            4.04%            4.21%*
Portfolio turnover                                               16%               20%              68%
------------------------------------------------------------------------------------------------------

*    Annualized.

^ Investment advisory functions for this portfolio were transferred from Deutsche Asset Management, Inc. to Standish Mellon Asset Management Company LLC's predecessor on June 1, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 23, 2001 (commencement of issuance) through July 31, 2001.

(b) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period February 23, 2001 (commencement of issuance) through July 31, 2001.

Financial Highlights
UBS PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                            CLASS A
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                            2003           JULY 31,         JULY 31,
                                                        (UNAUDITED)           2002+          2001(a)^
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      10.91      $      10.27     $      10.45
Net investment income                                          0.14@             0.35@            0.30
Net realized and unrealized gains (losses) from
  investment activities, futures, forwards and
  foreign currency transactions                                0.77@             0.67@           (0.18)
Net increase (decrease) from investment operations             0.91              1.02             0.12
Dividends from net investment income                          (0.16)               --               --
Distributions from net realized gains from
  investment activities                                          --                --               --
Dividends from paid in capital                                   --             (0.38)           (0.30)
Total dividends and distributions                             (0.16)            (0.38)           (0.30)

NET ASSET VALUE, END OF PERIOD                         $      11.66      $      10.91     $      10.27
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    8.44%            10.20%            1.09%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                    $    180,855      $    177,870     $    190,838
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       1.30%*            1.24%            1.21%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       1.45%*            1.42%            1.41%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements                                               2.59%*            3.40%            4.42%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements                                               2.44%*            3.22%            4.22%*
Portfolio turnover                                              148%              328%             270%
------------------------------------------------------------------------------------------------------

                                                                            CLASS B
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED         FOR THE          FOR THE
                                                       JANUARY 31,        YEAR ENDED      PERIOD ENDED
                                                           2003             JULY 31,        JULY 31,
                                                        (UNAUDITED)          2002+           2001(b)^
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      10.93      $      10.28     $      10.81
Net investment income                                          0.10@             0.27@            0.18
Net realized and unrealized gains (losses) from
  investment activities, futures, forwards and
  foreign currency transactions                                0.77@             0.68@           (0.54)
Net increase (decrease) from investment operations             0.87              0.95            (0.36)
Dividends from net investment income                          (0.12)               --               --
Distributions from net realized gains from
  investment activities                                          --                --               --
Dividends from paid in capital                                   --             (0.30)           (0.17)
Total dividends and distributions                             (0.12)            (0.30)           (0.17)

NET ASSET VALUE, END OF PERIOD                         $      11.68      $      10.93     $      10.28
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    8.01%             9.44%           (3.34)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                    $      2,188      $      1,863     $      2,381
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       2.07%*            2.01%            1.98%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       2.19%*            2.29%            2.55%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements                                               1.82%*            2.65%            3.61%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements                                               1.70%*            2.37%            3.04%*
Portfolio turnover                                              148%              328%             270%
------------------------------------------------------------------------------------------------------

                                                                           CLASS C
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED         FOR THE         FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003             JULY 31,        JULY 31,
                                                        (UNAUDITED)          2002+           2001(c)^
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      10.91      $      10.27     $      10.38
Net investment income                                          0.11@             0.30@            0.26
Net realized and unrealized gains (losses) from
  investment activities, futures, forwards and
  foreign currency transactions                                0.77@             0.67@           (0.11)
Net increase (decrease) from investment operations             0.88              0.97             0.15
Dividends from net investment income                          (0.13)               --               --
Distributions from net realized gains from
  investment activities                                          --                --               --
Dividends from paid in capital                                   --             (0.33)           (0.26)
Total dividends and distributions                             (0.13)            (0.33)           (0.26)

NET ASSET VALUE, END OF PERIOD                         $      11.66      $      10.91     $      10.27
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    8.14%             9.63%            1.45%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                    $      9,512      $     13,025     $     13,632
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       1.81%*            1.76%            1.72%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       1.94%*            1.90%            1.90%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements                                               2.09%*            2.89%            3.91%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements                                               1.96%*            2.75%            3.73%*
Portfolio turnover                                              148%              328%             270%
------------------------------------------------------------------------------------------------------

                                                          CLASS P
                                                       ------------
                                                        FOR THE SIX
                                                       MONTHS ENDED
                                                        JANUARY 31,
                                                           2003
                                                       (UNAUDITED)
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      10.91
Net investment income                                          0.16@
Net realized and unrealized gains (losses) from
  investment activities, futures, forwards and
  foreign currency transactions                                0.77@
Net increase (decrease) from investment operations             0.93
Dividends from net investment income                          (0.18)
Distributions from net realized gains from
  investment activities                                          --
Dividends from paid in capital                                   --
Total dividends and distributions                             (0.18)

NET ASSET VALUE, END OF PERIOD                         $      11.66
-------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    8.61%
-------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                    $    125,089
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       1.01%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       1.30%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements                                               2.88%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements                                               2.59%*
Portfolio turnover                                              148%
-------------------------------------------------------------------

                                                                                      CLASS P
                                                       ----------------------------------------------------------------------
                                                                             FOR THE YEARS ENDED JULY 31,
                                                       ----------------------------------------------------------------------
                                                          2002+         2001^           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.27     $    10.68     $    11.82     $    12.25     $    12.17
Net investment income                                        0.38@          0.43           0.53           0.65           0.62
Net realized and unrealized gains (losses) from
  investment activities, futures, forwards and
  foreign currency transactions                              0.67@         (0.35)         (1.10)          0.20          (0.03)
Net increase (decrease) from investment operations           1.05           0.08          (0.57)          0.85           0.59
Dividends from net investment income                           --             --          (0.42)         (0.81)         (0.40)
Distributions from net realized gains from
  investment activities                                        --             --          (0.09)         (0.47)         (0.11)
Dividends from paid in capital                              (0.41)         (0.49)         (0.06)            --             --
Total dividends and distributions                           (0.41)         (0.49)         (0.57)         (1.28)         (0.51)

NET ASSET VALUE, END OF PERIOD                         $    10.91     $    10.27     $    10.68     $    11.82     $    12.25
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                 10.52%          0.71%         (4.97)%         6.49%          4.88%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                    $  114,790     $   94,085     $  100,831     $  101,143     $   88,838
Expenses to average net assets, net of
  fee waivers and expense reimbursements                     0.95%          0.95%          0.95%          0.95%          0.95%
Expenses to average net assets, before
  fee waivers and expense reimbursements                     1.27%          1.17%          1.18%          1.17%          1.23%
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements                                             3.68%          4.23%          4.50%          4.57%          5.10%
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements                                             3.36%          4.01%          4.27%          4.35%          4.82%
Portfolio turnover                                            328%           270%           170%           226%           125%
-----------------------------------------------------------------------------------------------------------------------------

                                                                           CLASS Y
                                                       -----------------------------------------------
                                                       FOR THE SIX
                                                       MONTHS ENDED         FOR THE         FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003            JULY 31,         JULY 31,
                                                        (UNAUDITED)          2002+           2001(d)^
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      10.91      $      10.27     $      10.73
Net investment income                                          0.16@             0.36@            0.27
Net realized and unrealized gains (losses) from
  investment activities, futures, forwards and
  foreign currency transactions                                0.77@             0.69@           (0.46)
Net increase (decrease) from investment operations             0.93              1.05            (0.19)
Dividends from net investment income                          (0.18)               --               --
Distributions from net realized gains from
  investment activities                                          --                --               --
Dividends from paid in capital                                   --             (0.41)           (0.27)
Total dividends and distributions                             (0.18)            (0.41)           (0.27)

NET ASSET VALUE, END OF PERIOD                         $      11.66      $      10.91     $      10.27
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                    8.60%            10.49%           (1.76)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                    $     11,869      $     10,360     $      4,825
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       1.02%*            0.99%            0.95%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       1.09%*            1.08%            1.08%*
Net investment income to average net
  assets, net of fee waivers and expense
  reimbursements                                               2.87%*            3.62%            4.69%*
Net investment income to average net
  assets, before fee waivers and expense
  reimbursements                                               2.80%*            3.53%            4.56%*
Portfolio turnover                                              148%              328%             270%
------------------------------------------------------------------------------------------------------

*    Annualized.

^ A portion of the investment advisory function for this portfolio was transferred from Rogge Global Partners plc to Fischer Francis Trees & Watts, Inc. (and its affiliates) on October 10, 2000.

@    Calculated using average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period February 5, 2001 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

(d) For the period January 16, 2001 (commencement of issuance) through July 31, 2001.

+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains from investment activities, futures and forward foreign currency transactions per share by $0.03 and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.67% to 3.40% for Class A, from 2.91% to 2.65% for Class B, from 3.15% to 2.89% for Class C, from 3.88% to 3.62% for Class Y and from 3.95% to 3.68% for Class P. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

Financial Highlights
UBS PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           CLASS A
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                       JANUARY 31,        YEAR ENDED      PERIOD ENDED
                                                          2003             JULY 31,         JULY 31,
                                                       (UNAUDITED)            2002           2001(a)^
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      14.83      $      17.52     $      16.76
Net investment income (loss)                                   0.08              0.12             0.04
Net realized and unrealized gains (losses) from
  investment activities and futures                           (1.16)            (2.71)            0.72
Net increase (decrease) from investment operations            (1.08)            (2.59)            0.76
Dividends from net investment income                          (0.14)            (0.10)              --
Distributions from net realized gains
  from investment activities                                     --                --               --
Total dividends and distributions                             (0.14)            (0.10)              --

NET ASSET VALUE, END OF PERIOD                         $      13.61      $      14.83     $      17.52
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (7.30)%          (14.85)%           4.53%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $    277,777      $    325,252     $    447,486
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           1.18%*            1.14%            1.13%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           1.36%*            1.28%            1.25%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements                1.06%*            0.71%            0.54%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements                0.88%*            0.57%            0.42%*
Portfolio turnover                                               38%               79%             148%
------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED         FOR THE         FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003             JULY 31,        JULY 31,
                                                        (UNAUDITED)           2002           2001(a)^
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      14.75      $      17.46     $      16.76
Net investment income (loss)                                   0.02             (0.02)           (0.02)
Net realized and unrealized gains (losses) from
  investment activities and futures                           (1.15)            (2.69)            0.72
Net increase (decrease) from investment operations            (1.13)            (2.71)            0.70
Dividends from net investment income                             --                --               --
Distributions from net realized gains
  from investment activities                                     --                --               --
Total dividends and distributions                                --                --               --

NET ASSET VALUE, END OF PERIOD                         $      13.62      $      14.75     $      17.46
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (7.66)%          (15.52)%           4.18%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     64,116      $     77,722     $    131,700
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           1.98%*            1.92%            1.90%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           2.15%*            2.06%            2.04%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements                0.27%*           (0.07)%          (0.22)%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements                0.10%*           (0.21)%          (0.38)%*
Portfolio turnover                                               38%               79%             148%
------------------------------------------------------------------------------------------------------

                                                                             CLASS C
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED         FOR THE         FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003              JULY 31,       JULY 31,
                                                        (UNAUDITED)           2002           2001(a)^
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      14.75      $      17.46     $      16.76
Net investment income (loss)                                   0.02             (0.02)           (0.02)
Net realized and unrealized gains (losses) from
  investment activities and futures                           (1.14)            (2.69)            0.72
Net increase (decrease) from investment operations            (1.12)            (2.71)            0.70
Dividends from net investment income                          (0.01)               --               --
Distributions from net realized gains
  from investment activities                                     --                --               --
Total dividends and distributions                             (0.01)               --               --

NET ASSET VALUE, END OF PERIOD                         $      13.62      $      14.75     $      17.46
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (7.63)%          (15.52)%           4.18%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     44,976      $     52,912     $     76,977
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           1.97%*            1.92%            1.89%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           2.14%*            2.06%            2.04%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements                0.27%*           (0.07)%          (0.21)%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements                0.10%*           (0.21)%          (0.38)%*
Portfolio turnover                                               38%               79%             148%
------------------------------------------------------------------------------------------------------

                                                          CLASS P
                                                       ------------
                                                        FOR THE SIX
                                                       MONTHS ENDED
                                                        JANUARY 31,
                                                            2003
                                                        (UNAUDITED)
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      14.84
Net investment income (loss)                                   0.09
Net realized and unrealized gains (losses) from
  investment activities and futures                           (1.15)
Net increase (decrease) from investment operations            (1.06)
Dividends from net investment income                          (0.18)
Distributions from net realized gains
  from investment activities                                     --
Total dividends and distributions                             (0.18)

NET ASSET VALUE, END OF PERIOD                         $      13.60
-------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (7.19)%
-------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $    329,499
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           0.96%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           1.09%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements                1.27%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements                1.14%*
Portfolio turnover                                               38%
-------------------------------------------------------------------

                                                                                      CLASS P
                                                       ----------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED JULY 31,
                                                       ----------------------------------------------------------------------
                                                          2002           2001^          2000^           1999           1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    17.54     $    16.35     $    21.14     $    20.27     $    20.03
Net investment income (loss)                                 0.15           0.17           0.15           0.13           0.14
Net realized and unrealized gains (losses) from
  investment activities and futures                         (2.71)          1.18          (3.17)          2.34           1.63
Net increase (decrease) from investment operations          (2.56)          1.35          (3.02)          2.47           1.77
Dividends from net investment income                        (0.14)         (0.16)         (0.14)         (0.14)         (0.14)
Distributions from net realized gains
  from investment activities                                   --             --          (1.63)         (1.46)         (1.39)
Total dividends and distributions                           (0.14)         (0.16)         (1.77)         (1.60)         (1.53)

NET ASSET VALUE, END OF PERIOD                         $    14.84     $    17.54     $    16.35     $    21.14     $    20.27
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                (14.68)%         8.32%        (14.74)%        12.82%          9.89%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $  338,732     $  348,068     $  335,294     $  375,465     $  266,354
Expenses to average net assets, net of fee
  waivers and expense reimbursements                         0.89%          0.88%          0.96%          0.96%          0.98%
Expenses to average net assets, before fee
  waivers and expense reimbursements                         1.03%          0.94%          0.96%          0.96%          0.98%
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements              0.96%          0.99%          0.85%          0.71%          0.82%
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements              0.82%          0.93%          0.85%          0.71%          0.82%
Portfolio turnover                                             79%           148%           195%            40%            34%
-----------------------------------------------------------------------------------------------------------------------------

                                                                           CLASS Y
                                                       -----------------------------------------------
                                                       FOR THE SIX
                                                       MONTHS ENDED         FOR THE         FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003            JULY 31,         JULY 31,
                                                        (UNAUDITED)          2002           2001 (b)^
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      14.85      $      17.54     $      17.15
Net investment income (loss)                                   0.10              0.16             0.06
Net realized and unrealized gains (losses) from
  investment activities and futures                           (1.16)            (2.71)            0.33
Net increase (decrease) from investment operations            (1.06)            (2.55)            0.39
Dividends from net investment income                          (0.19)            (0.14)              --
Distributions from net realized gains
  from investment activities                                     --                --               --
Total dividends and distributions                             (0.19)            (0.14)              --

NET ASSET VALUE, END OF PERIOD                         $      13.60      $      14.85     $      17.54
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (7.17)%          (14.63)%           2.27%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     38,432      $     41,046     $     39,612
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           0.86%*            0.84%            0.85%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           0.98%*            0.93%            0.93%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements                1.37%*            0.99%            0.80%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements                1.25%*            0.90%            0.72%*
Portfolio turnover                                               38%               79%             148%
------------------------------------------------------------------------------------------------------

*    Annualized.

^ Investmnt advisory functions for this portfolio were transferred from Brinson Partners, Inc. to Institutional Capital Corp. and Westwood Management Corp. on July 1, 2000. SSgA Funds Management, Inc. assumed investment advisory functions with respect to a portion of the portfolio on October 10, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period January 19, 2001 (commencement of issuance) through July 31, 2001.

Financial Highlights
UBS PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           CLASS A
                                                       -----------------------------------------------
                                                       FOR THE SIX
                                                       MONTHS ENDED        FOR THE           FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                          2003++           JULY 31,         JULY 31,
                                                        (UNAUDITED)          2002           2001 (a)+
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      11.49      $      16.86     $      21.61
Net investment loss                                           (0.02)@           (0.08)@          (0.05)
Net realized and unrealized gains (losses)
  from investment activities                                  (0.76)@           (5.29)@          (4.70)
Net increase from payments by advisor                          0.00~               --               --
Net increase (decrease) from investment operations            (0.78)            (5.37)           (4.75)
Dividends from net investment income                             --                --               --
Distributions from net realized gains
  from investment activities                                     --                --               --
Total dividends and distributions                                --                --               --

NET ASSET VALUE, END OF PERIOD                         $      10.71      $      11.49     $      16.86
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (6.79)%          (31.85)%         (21.98)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     98,684      $    115,625     $    208,102
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           1.20%*            1.14%            1.11%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           1.44%*            1.31%            1.25%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements                   (0.38)%*          (0.52)%          (0.54)%*
Net investment loss to average net before
  fee waiver and expense reimbursements                       (0.62)%*          (0.69)%          (0.68)%*
Portfolio turnover                                               77%               57%              64%
------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED         FOR THE         FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                          2003++           JULY 31,         JULY 31,
                                                        (UNAUDITED)          2002           2001 (a)+
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      11.36      $      16.80     $      21.61
Net investment loss                                           (0.07)@           (0.19)@          (0.15)
Net realized and unrealized gains (losses)
  from investment activities                                  (0.74)@           (5.25)@          (4.66)
Net increase from payments by advisor                          0.00~               --               --
Net increase (decrease) from investment operations            (0.81)            (5.44)           (4.81)
Dividends from net investment income                             --                --               --
Distributions from net realized gains
  from investment activities                                     --                --               --
Total dividends and distributions                                --                --               --

NET ASSET VALUE, END OF PERIOD                         $      10.55      $      11.36     $      16.80
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (7.13)%          (32.38)%         (22.26)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     10,398      $     12,853     $     29,814
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           2.02%*            1.94%            1.88%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           2.37%*            2.20%            2.09%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements                   (1.20)%*          (1.32)%          (1.32)%*
Net investment loss to average net before
  fee waiver and expense reimbursements                       (1.55)%*          (1.58)%          (1.53)%*
Portfolio turnover                                               77%               57%              64%
------------------------------------------------------------------------------------------------------

                                                                            CLASS C
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED         FOR THE         FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                          2003++            JULY 31,        JULY 31,
                                                        (UNAUDITED)           2002          2001(a)+
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      11.36      $      16.81     $      21.61
Net investment loss                                           (0.07)@           (0.19)@          (0.14)
Net realized and unrealized gains (losses)
  from investment activities                                  (0.74)@           (5.26)@          (4.66)
Net increase from payments by advisor                          0.00~               --               --
Net increase (decrease) from investment operations            (0.81)            (5.45)           (4.80)
Dividends from net investment income                             --                --               --
Distributions from net realized gains
  from investment activities                                     --                --               --
Total dividends and distributions                                --                --               --

NET ASSET VALUE, END OF PERIOD                         $      10.55      $      11.36     $      16.81
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (7.13)%          (32.42)%         (22.21)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     11,829      $     13,845     $     25,005
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           1.99%*            1.92%            1.87%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           2.29%*            2.15%            2.07%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements                   (1.17)%*          (1.29)%          (1.31)%*
Net investment loss to average net before
  fee waiver and expense reimbursements                       (1.47)%*          (1.52)%          (1.51)%*
Portfolio turnover                                               77%               57%              64%
------------------------------------------------------------------------------------------------------

                                                         CLASS P
                                                       ------------
                                                        FOR THE SIX
                                                       MONTHS ENDED
                                                        JANUARY 31,
                                                          2003++
                                                        (UNAUDITED)
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      11.53
Net investment loss                                           (0.01)@
Net realized and unrealized gains (losses)
  from investment activities                                  (0.76)@
Net increase from payments by advisor                          0.00~
Net increase (decrease) from investment operations            (0.77)
Dividends from net investment income                             --
Distributions from net realized gains
  from investment activities                                     --
Total dividends and distributions                                --

NET ASSET VALUE, END OF PERIOD                         $      10.76
-------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (6.68)%
-------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $    301,964
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           0.99%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           1.13%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements                   (0.17)%*
Net investment loss to average net before
  fee waiver and expense reimbursements                       (0.31)%*
Portfolio turnover                                               77%
-------------------------------------------------------------------

                                                                                      CLASS P
                                                       ----------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED JULY 31,
                                                       ----------------------------------------------------------------------
                                                          2002           2001+          2000           1999           1998^
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    16.88     $    29.70     $    25.88     $    22.99     $    19.28
Net investment loss                                         (0.04)@        (0.07)         (0.12)         (0.05)         (0.03)
Net realized and unrealized gains (losses)
  from investment activities                                (5.31)@        (9.42)          4.69           4.44           4.79
Net increase from payments by advisor                          --             --             --             --             --
Net increase (decrease) from investment operations          (5.35)         (9.49)          4.57           4.39           4.76
Dividends from net investment income                           --             --             --             --          (0.01)
Distributions from net realized gains
  from investment activities                                   --          (3.33)         (0.75)         (1.50)         (1.04)
Total dividends and distributions                              --          (3.33)         (0.75)         (1.50)         (1.05)

NET ASSET VALUE, END OF PERIOD                         $    11.53     $    16.88     $    29.70     $    25.88     $    22.99
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                (31.69)%       (34.17)%        17.76%         19.66%         26.40%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $  299,959     $  333,003     $  436,806     $  379,988     $  275,461
Expenses to average net assets, net of fee
  waivers and expense reimbursements                         0.91%          0.89%          0.94%          0.97%          1.00%
Expenses to average net assets, before fee
  waivers and expense reimbursements                         1.05%          0.94%          0.94%          0.97%          1.02%
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements                 (0.28)%        (0.36)%        (0.42)%        (0.24)%        (0.14)%
Net investment loss to average net before
  fee waiver and expense reimbursements                     (0.42)%        (0.41)%        (0.42)%        (0.24)%        (0.16)%
Portfolio turnover                                             57%            64%            59%            43%           102%
-----------------------------------------------------------------------------------------------------------------------------

                                                                           CLASS Y
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                          2003++           JULY 31,         JULY 31,
                                                        (UNAUDITED)          2002           2001(b)+
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      11.54      $      16.88     $      20.02
Net investment loss                                           (0.00)@~          (0.03)@          (0.02)
Net realized and unrealized gains (losses)
  from investment activities                                  (0.76)@           (5.31)@          (3.12)
Net increase from payments by advisor                          0.00~               --               --
Net increase (decrease) from investment operations            (0.76)            (5.34)           (3.14)
Dividends from net investment income                          (0.76)            (5.34)           (3.14)
Distributions from net realized gains
  from investment activities                                     --                --               --
Total dividends and distributions                                --                --               --

NET ASSET VALUE, END OF PERIOD                         $      10.78      $      11.54     $      16.88
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (6.59)%          (31.64)%         (15.63)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     20,866      $     20,990     $     29,634
Expenses to average net assets, net of fee
  waivers and expense reimbursements                           0.88%*            0.85%            0.85%*
Expenses to average net assets, before fee
  waivers and expense reimbursements                           1.01%*            0.95%            0.91%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements                   (0.06)%*          (0.23)%          (0.27)%*
Net investment loss to average net before
  fee waiver and expense reimbursements                       (0.19)%*          (0.33)%          (0.33)%*
Portfolio turnover                                               77%               57%              64%
------------------------------------------------------------------------------------------------------

*    Annualized.

^ Investment advisory functions for this portfolio were transferred from Chancellor LGT Asset Management, Inc. to Alliance Capital Management L.P. on November 10, 1997.

+ A portion of the investment advisory function for this portfolio was transferred from Alliance Capital Management L.P. to SSgA Funds Management, Inc. on October 10, 2000.

++ A portion of the investment advisory function for this portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

~    Amount is less than $0.005 per share.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b)  For the period February 23, 2001 (reissuance of shares) through
     July 31, 2001.

Financial Highlights
UBS PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           CLASS A
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003             JULY 31,        JULY 31,
                                                        (UNAUDITED)           2002          2001(a)^
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      16.10      $      17.00     $      13.91
Net investment income (loss)                                  (0.02)@           (0.05)            0.03
Net realized and unrealized gains
  (losses) from investment activities                         (1.64)@           (0.79)            3.06
Net increase (decrease) from investment operations            (1.66)            (0.84)            3.09
Dividends from net investment income                             --             (0.04)              --
Distributions from net realized gains from investment
   activities                                                 (1.14)            (0.02)              --
Total dividends and distributions                             (1.14)            (0.06)              --

NET ASSET VALUE, END OF PERIOD                         $      13.30      $      16.10     $      17.00
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                  (10.57)%           (4.95)%          22.21%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     37,599      $     44,464     $     46,241
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       1.37%*            1.30%            1.26%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       1.45%*            1.32%            1.28%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements               (0.25)%*          (0.19)%           0.41%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements               (0.33)%*          (0.21)%           0.39%*
Portfolio turnover                                               10%               44%              72%
------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED        FOR THE           FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003            JULY 31,         JULY 31,
                                                        (UNAUDITED)          2002            2001(b)^
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      15.95      $      16.94     $      13.86
Net investment income (loss)                                  (0.08)@           (0.16)           (0.03)
Net realized and unrealized gains
  (losses) from investment activities                         (1.62)@           (0.81)            3.11
Net increase (decrease) from investment operations            (1.70)            (0.97)            3.08
Dividends from net investment income                             --                --               --
Distributions from net realized gains from investment
  activities                                                  (1.14)            (0.02)              --
Total dividends and distributions                             (1.14)            (0.02)              --

NET ASSET VALUE, END OF PERIOD                         $      13.11      $      15.95     $      16.94
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                  (10.93)%           (5.72)%          22.22%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     10,765      $     12,953     $     12,811
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       2.16%*            2.09%            2.03%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       2.23%*            2.11%            2.05%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements               (1.04)%*          (0.98)%          (0.37)%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements               (1.11)%*          (1.00)%          (0.39)%*
Portfolio turnover                                               10%               44%              72%
------------------------------------------------------------------------------------------------------

                                                                            CLASS C
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED         FOR THE         FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003            JULY 31,         JULY 31,
                                                        (UNAUDITED)          2002            2001(a)^
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      15.95      $      16.94     $      13.91
Net investment income (loss)                                  (0.08)@           (0.17)           (0.03)
Net realized and unrealized gains
  (losses) from investment activities                         (1.62)@           (0.80)            3.06
Net increase (decrease) from investment operations            (1.70)            (0.97)            3.03
Dividends from net investment income                             --                --               --
Distributions from net realized gains from investment
  activities                                                  (1.14)            (0.02)              --
Total dividends and distributions                             (1.14)            (0.02)              --

NET ASSET VALUE, END OF PERIOD                         $      13.11      $      15.95     $      16.94
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                  (10.93)%           (5.72)%          21.78%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     10,955      $     13,450     $     13,741
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       2.15%*            2.09%            2.02%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       2.22%*            2.10%            2.06%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements               (1.03)%*          (0.98)%          (0.36)%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements               (1.10)%*          (0.99)%          (0.40)%*
Portfolio turnover                                               10%               44%              72%
------------------------------------------------------------------------------------------------------

                                                         CLASS P
                                                       ------------
                                                        FOR THE SIX
                                                       MONTHS ENDED
                                                        JANUARY 31,
                                                           2003
                                                        (UNAUDITED)
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      16.14
Net investment income (loss)                                   0.01@
Net realized and unrealized gains
  (losses) from investment activities                         (1.65)@
Net increase (decrease) from investment operations            (1.64)
Dividends from net investment income                             --
Distributions from net realized gains from investment
  activities                                                  (1.14)
Total dividends and distributions                             (1.14)

NET ASSET VALUE, END OF PERIOD                         $      13.36
-------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                  (10.41)%
-------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $    161,264
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       1.05%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       1.28%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements                0.07%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements               (0.16)%*
Portfolio turnover                                               10%
-------------------------------------------------------------------

                                                                                         CLASS P
                                                       ----------------------------------------------------------------------
                                                                               FOR THE YEARS ENDED JULY 31,
                                                       ----------------------------------------------------------------------
                                                          2002           2001^          2000^          1999           1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    17.02     $    13.33     $    15.75     $    17.39     $    17.52
Net investment income (loss)                                 0.02           0.14           0.10           0.06           0.10
Net realized and unrealized gains
  (losses) from investment activities                       (0.81)          3.71          (1.79)         (0.06)          1.14
Net increase (decrease) from investment operations          (0.79)          3.85          (1.69)          0.00           1.24
Dividends from net investment income                        (0.07)         (0.16)         (0.06)         (0.09)         (0.13)
Distributions from net realized gains from investment
  activities                                                (0.02)            --          (0.67)         (1.55)         (1.24)
Total dividends and distributions                           (0.09)         (0.16)         (0.73)         (1.64)         (1.37)

NET ASSET VALUE, END OF PERIOD                         $    16.14     $    17.02     $    13.33     $    15.75     $    17.39
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                 (4.67)%        29.20%        (10.59)%         1.16%          6.97%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $  179,315     $  224,026     $  213,749     $  206,131     $  183,558
Expenses to average net assets, net of
  fee waivers and expense reimbursements                     0.99%          0.97%          1.00%          1.00%          0.99%
Expenses to average net assets, before
  fee waivers and expense reimbursements                     1.10%          0.99%          1.01%          1.01%          1.00%
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements              0.12%          0.98%          0.77%          0.42%          0.61%
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements              0.01%          0.96%          0.76%          0.41%          0.60%
Portfolio turnover                                             44%            72%            83%            57%            42%
-----------------------------------------------------------------------------------------------------------------------------

                                                                           CLASS Y
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED         FOR THE         FOR THE
                                                        JANUARY 31        YEAR ENDED      PERIOD ENDED
                                                           2003             JULY 31,        JULY 31,
                                                        (UNAUDITED)          2002           2001(c)^
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      16.13      $      17.02     $      13.69
Net investment income (loss)                                  (0.00)@+           0.01             0.05
Net realized and unrealized gains
  (losses) from investment activities                         (1.65)@           (0.81)            3.28
Net increase (decrease) from investment operations            (1.65)            (0.80)            3.33
Dividends from net investment income                             --             (0.07)              --
Distributions from net realized gains from investment
  activities                                                  (1.14)            (0.02)              --
Total dividends and distributions                             (1.14)            (0.09)              --

NET ASSET VALUE, END OF PERIOD                         $      13.34      $      16.13     $      17.02
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                  (10.49)%           (4.73)%          24.32%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $      1,054      $      1,481     $      1,699
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       1.13%*            1.06%            1.00%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       1.22%*            1.08%            1.03%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements               (0.01)%*           0.07%            0.67%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements               (0.10)%*           0.05%            0.64%*
Portfolio turnover                                               10%               44%              72%
------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

+    Amount is less than $0.005 per share.

^ Prior to October 4, 1999, Brandywine Asset Management, Inc. ("Brandywine") served as investment advisor. From October 4, 1999 to October 9, 2000, Brandywine and Ariel Capital Management, Inc. ("Ariel") served as investment advisors. On October 10, 2000, ICM Asset Management, Inc. joined Ariel as an investment advisor, replacing Brandywine.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period November 28, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 20, 2000 (commencement of issuance) through July 31, 2001.

Financial Highlights
UBS PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           CLASS A
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED         FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                            2003           JULY 31,         JULY 31,
                                                        (UNAUDITED)          2002           2001(a)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      10.84      $      13.65     $      17.19
Net investment loss                                           (0.05)@           (0.11)@          (0.04)
Net realized and unrealized gains
  (losses) from investment activities                         (0.20)@           (2.70)@          (3.50)
Net increase (decrease) from investment operations            (0.25)            (2.81)           (3.54)
Distributions from net realized gains from
  investment activities                                          --                --               --

NET ASSET VALUE, END OF PERIOD                         $      10.59      $      10.84     $      13.65
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (2.31)%          (20.59)%         (20.59)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     55,096      $     61,535     $     89,283
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       1.38%*            1.30%            1.21%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       1.45%*            1.34%            1.29%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements                   (0.91)%*          (0.88)%          (0.56)%*
Net investment loss to average net
  assets, before fee waivers and expense
  reimbursements                                              (0.98)%*          (0.92)%          (0.64)%*
Portfolio turnover                                               19%               48%              68%
------------------------------------------------------------------------------------------------------

                                                                            CLASS B
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003            JULY 31,         JULY 31,
                                                        (UNAUDITED)          2002           2001(a)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      10.71      $      13.60     $      17.19
Net investment loss                                           (0.09)@           (0.20)@          (0.09)
Net realized and unrealized gains
  (losses) from investment activities                         (0.19)@           (2.69)@          (3.50)
Net increase (decrease) from investment operations            (0.28)            (2.89)           (3.59)
Distributions from net realized gains from
  investment activities                                          --                --               --

NET ASSET VALUE, END OF PERIOD                         $      10.43      $      10.71     $      13.60
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (2.61)%          (21.25)%         (20.88)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $      5,708      $      6,795     $     16,620
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       2.22%*            2.08%            1.98%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       2.35%*            2.22%            2.12%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements                   (1.74)%*          (1.63)%          (1.24)%*
Net investment loss to average net
  assets, before fee waivers and expense
  reimbursements                                              (1.87)%*          (1.77)%          (1.38)%*
Portfolio turnover                                               19%               48%              68%
------------------------------------------------------------------------------------------------------

                                                                            CLASS C
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003            JULY 31,         JULY 31,
                                                        (UNAUDITED)          2002           2001(a)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      10.71      $      13.60     $      17.19
Net investment loss                                           (0.09)@           (0.21)@          (0.09)
Net realized and unrealized gains
  (losses) from investment activities                         (0.19)@           (2.68)@          (3.50)
Net increase (decrease) from investment operations            (0.28)            (2.89)           (3.59)
Distributions from net realized gains from
  investment activities                                          --                --               --

NET ASSET VALUE, END OF PERIOD                         $      10.43      $      10.71     $      13.60
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (2.61)%          (21.25)%         (20.88)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $      8,398      $      9,380     $     13,654
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       2.17%*            2.08%            1.97%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       2.25%*            2.14%            2.09%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements                   (1.70)%*          (1.65)%          (1.24)%*
Net investment loss to average net
  assets, before fee waivers and expense
  reimbursements                                              (1.78)%*          (1.71)%          (1.36)%*
Portfolio turnover                                               19%               48%              68%
------------------------------------------------------------------------------------------------------

                                                         CLASS P
                                                       ------------
                                                        FOR THE SIX
                                                       MONTHS ENDED
                                                        JANUARY 31,
                                                           2003
                                                        (UNAUDITED)
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      10.88
Net investment loss                                           (0.03)@
Net realized and unrealized gains
  (losses) from investment activities                         (0.19)@
Net increase (decrease) from investment operations            (0.22)
Distributions from net realized gains from
  investment activities                                          --

NET ASSET VALUE, END OF PERIOD                         $      10.66
-------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (2.02)%
-------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $    172,622
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       1.05%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       1.25%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements                   (0.58)%*
Net investment loss to average net
  assets, before fee waivers and expense
  reimbursements                                              (0.78)%*
Portfolio turnover                                               19%
-------------------------------------------------------------------

                                                                                      CLASS P
                                                       ----------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED JULY 31,
                                                       ----------------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    13.67     $    30.27     $    20.62     $    15.80     $    14.44
Net investment loss                                         (0.07)@        (0.07)         (0.19)         (0.08)         (0.03)
Net realized and unrealized gains
  (losses) from investment activities                       (2.72)@        (8.06)         12.58           5.28           2.03
Net increase (decrease) from investment operations          (2.79)         (8.13)         12.39           5.20           2.00
Distributions from net realized gains from
  investment activities                                        --          (8.47)         (2.74)         (0.38)         (0.64)

NET ASSET VALUE, END OF PERIOD                         $    10.88     $    13.67     $    30.27     $    20.62     $    15.80
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                (20.41)%        (30.93)%       62.30%         33.62%         14.44%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $  177,119     $  244,247     $  319,571     $  265,405     $  198,855
Expenses to average net assets, net of
  fee waivers and expense reimbursements                     0.98%          0.94%          0.95%          1.00%          1.00%
Expenses to average net assets, before
  fee waivers and expense reimbursements                     1.11%          0.97%          0.96%          1.01%          1.03%
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements                 (0.56)%        (0.48)%        (0.64)%        (0.48)%        (0.20)%
Net investment loss to average net
  assets, before fee waivers and expense
  reimbursements                                            (0.69)%        (0.51)%        (0.65)%        (0.49)%        (0.23)%
Portfolio turnover                                             48%            68%            81%           102%           131%
-----------------------------------------------------------------------------------------------------------------------------

                                                                            CLASS Y
                                                       -------------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED        FOR THE            FOR THE
                                                        JANUARY 31,       YEAR ENDED        PERIOD ENDED
                                                           2003            JULY 31,           JULY 31
                                                        (UNAUDITED)          2002              2001(b)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      10.87      $      13.68       $      14.93
Net investment loss                                           (0.04)@           (0.02)@            (0.02)
Net realized and unrealized gains
  (losses) from investment activities                         (0.19)@           (2.79)@            (1.23)
Net increase (decrease) from investment operations            (0.23)            (2.81)             (1.25)
Distributions from net realized gains from
  investment activities                                          --                --                 --

NET ASSET VALUE, END OF PERIOD                         $      10.64      $      10.87       $       13.68
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (2.12)%          (20.54)%            (8.37)%
--------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $        242      $        284       $        390
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       1.24%*            1.04%              0.95%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       1.36%*            1.00%(2)           1.13%*
Net investment loss to average net assets, net
  of fee waivers and expense reimbursements                   (0.76)%*          (0.21)%            (0.26)%*
Net investment loss to average net
  assets, before fee waivers and expense
  reimbursements                                              (0.88)%*          (0.17)%(2)         (0.44)%*
Portfolio turnover                                               19%               48%                68%
--------------------------------------------------------------------------------------------------------

*    Annualized.

@    Calculated using average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included.. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(2) For the year ended July 31, 2002, the Investment Manager was reimbursed for expenses previously waived by the Investment Manager on behalf of the Fund, not to exceed the Fund's expense cap for Class Y.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period February 12, 2001 (commencement of issuance) through July 31, 2001.

Financial Highlights
UBS PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           CLASS A
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED         FOR THE         FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003             JULY 31,        JULY 31,
                                                        (UNAUDITED)          2002           2001(a)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      10.08      $      12.58     $      15.25
Net investment income (loss)                                  (0.00)@~           0.04             0.08
Net realized and unrealized gains
  (losses) from investment
  activities and foreign currency transactions                (1.16)@           (2.43)           (2.75)
Net increase from payments by advisor                            --                --               --
Net increase (decrease) from investment
  operations                                                  (1.16)            (2.39)           (2.67)
Dividends from net investment income                          (0.01)            (0.11)              --
Distributions from net realized gains from
  investment activities                                          --                --               --
Total dividends and distributions                             (0.01)            (0.11)              --

NET ASSET VALUE, END OF PERIOD                         $       8.91      $      10.08     $      12.58
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                  (11.55)%          (19.09)%         (17.51)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     78,856      $     94,785     $    143,163
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       1.58%*            1.52%            1.40%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       1.69%*            1.60%            1.50%*
Net investment income (loss) to average net
  assets, net of fee waivers and
  expense reimbursements                                      (0.09)%*           0.20%            1.10%*
Net investment income (loss) to average net
  assets, before fee waivers and
  expense reimbursements                                      (0.20)%*           0.12%            1.00%*
Portfolio turnover                                               41%              109%              60%
------------------------------------------------------------------------------------------------------

                                                                            CLASS B
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED         FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003             JULY 31,         JULY 31,
                                                        (UNAUDITED)          2002            2001(a)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      10.05      $      12.53     $      15.25
Net investment income (loss)                                  (0.05)@           (0.03)            0.02
Net realized and unrealized gains
  (losses) from investment
  activities and foreign currency transactions                (1.16)@           (2.45)           (2.74)
Net increase from payments by advisor                            --                --               --
Net increase (decrease) from investment
  operations                                                  (1.21)            (2.48)           (2.72)
Dividends from net investment income                             --                --               --
Distributions from net realized gains from
  investment activities                                          --                --               --
Total dividends and distributions                                --                --               --

NET ASSET VALUE, END OF PERIOD                         $       8.84      $      10.05     $      12.53
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                  (12.04)%          (19.79)%         (17.84)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $      1,469      $      2,023     $      4,630
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       2.57%*            2.37%            2.17%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       2.69%*            2.62%            2.43%*
Net investment income (loss) to average net
  assets, net of fee waivers and
  expense reimbursements                                      (1.04)%*          (0.73)%           0.29%*
Net investment income (loss) to average net
  assets, before fee waivers and
  expense reimbursements                                      (1.16)%*          (0.98)%           0.03%*
Portfolio turnover                                               41%              109%              60%
------------------------------------------------------------------------------------------------------

                                                                            CLASS C
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED         FOR THE         FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003            JULY 31,         JULY 31,
                                                        (UNAUDITED)          2002           2001(a)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      10.04      $      12.53     $      15.25
Net investment income (loss)                                  (0.04)@           (0.05)            0.02
Net realized and unrealized gains
  (losses) from investment
  activities and foreign currency transactions                (1.16)@           (2.42)           (2.74)
Net increase from payments by advisor                            --                --               --
Net increase (decrease) from investment
  operations                                                  (1.20)            (2.47)           (2.72)
Dividends from net investment income                             --             (0.02)              --
Distributions from net realized gains from
  investment activities                                          --                --               --
Total dividends and distributions                                --             (0.02)              --

NET ASSET VALUE, END OF PERIOD                         $       8.84      $      10.04     $      12.53
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                  (11.95)%          (19.75)%         (17.84)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $      7,306      $      8,972     $     13,304
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       2.39%*            2.30%            2.16%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       2.52%*            2.42%            2.31%*
Net investment income (loss) to average net
  assets, net of fee waivers and
  expense reimbursements                                      (0.89)%*          (0.59)%           0.34%*
Net investment income (loss) to average net
  assets, before fee waivers and
  expense reimbursements                                      (1.02)%*          (0.71)%           0.19%*
Portfolio turnover                                               41%              109%              60%
------------------------------------------------------------------------------------------------------

                                                         CLASS P
                                                       ------------
                                                       FOR THE SIX
                                                       MONTHS ENDED
                                                        JANUARY 31,
                                                           2003
                                                        (UNAUDITED)
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      10.08
Net investment income (loss)                                   0.01@
Net realized and unrealized gains
  (losses) from investment
  activities and foreign currency transactions                (1.16)@
Net increase from payments by advisor                            --
Net increase (decrease) from investment
  operations                                                  (1.15)
Dividends from net investment income                          (0.03)
Distributions from net realized gains from
  investment activities                                          --
Total dividends and distributions                             (0.03)

NET ASSET VALUE, END OF PERIOD                         $       8.90
-------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                  (11.43)%
-------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $    196,450
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       1.37%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       1.39%*
Net investment income (loss) to average net
  assets, net of fee waivers and
  expense reimbursements                                       0.12%*
Net investment income (loss) to average net
  assets, before fee waivers and
  expense reimbursements                                       0.10%*
Portfolio turnover                                               41%
-------------------------------------------------------------------

                                                                                      CLASS P
                                                       ----------------------------------------------------------------------
                                                                             FOR THE YEARS ENDED JULY 31,
                                                       ----------------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    12.59     $    18.67     $    17.18     $    16.54     $    15.66
Net investment income (loss)                                 0.06           0.06           0.07           0.07           0.16
Net realized and unrealized gains
  (losses) from investment
  activities and foreign currency transactions              (2.43)         (4.88)          2.51           1.10           1.20
Net increase from payments by advisor                          --           0.00~          0.05             --             --
Net increase (decrease) from investment
  operations                                                (2.37)         (4.82)          2.63           1.17           1.36
Dividends from net investment income                        (0.14)         (0.04)         (0.12)         (0.19)         (0.16)
Distributions from net realized gains from
  investment activities                                        --          (1.22)         (1.02)         (0.34)         (0.32)
Total dividends and distributions                           (0.14)         (1.26)         (1.14)         (0.53)         (0.48)

NET ASSET VALUE, END OF PERIOD                         $    10.08     $    12.59     $    18.67     $    17.18     $    16.54
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                (18.93)%       (26.97)%        14.91%          7.33%          9.27%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $  203,148     $  198,643     $  246,452     $  214,017     $  164,477
Expenses to average net assets, net of
  fee waivers and expense reimbursements                     1.30%          1.13%          1.16%          1.22%          1.21%
Expenses to average net assets, before
  fee waivers and expense reimbursements                     1.34%          1.17%          1.16%          1.22%          1.21%
Net investment income (loss) to average net
  assets, net of fee waivers and
  expense reimbursements                                     0.52%          0.36%          0.37%          0.53%          1.14%
Net investment income (loss) to average net
  assets, before fee waivers and
  expense reimbursements                                     0.48%          0.32%          0.37%          0.53%          1.14%
Portfolio turnover                                            109%            60%            72%            89%            56%
-----------------------------------------------------------------------------------------------------------------------------

                                                                           CLASS Y
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED         FOR THE         FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003             JULY 31,        JULY 31,
                                                        (UNAUDITED)          2002           2001(b)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      10.09      $      12.59     $      14.96
Net investment income (loss)                                   0.01@             0.07             0.04
Net realized and unrealized gains
  (losses) from investment
  activities and foreign currency transactions                (1.16)@           (2.43)           (2.41)
Net increase from payments by advisor                            --                --               --
Net increase (decrease) from investment
  operations                                                  (1.15)            (2.36)           (2.37)
Dividends from net investment income                          (0.04)            (0.14)              --
Distributions from net realized gains from
  investment activities                                          --                --               --
Total dividends and distributions                             (0.04)            (0.14)              --

NET ASSET VALUE, END OF PERIOD                         $       8.90      $      10.09     $      12.59
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                  (11.40)%          (18.84)%         (15.84)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     38,681      $     45,674     $     45,414
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       1.21%*            1.20%            1.14%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       1.22%*            1.20%            1.19%*
Net investment income (loss) to average net
  assets, net of fee waivers and
  expense reimbursements                                       0.28%*            0.61%            1.11%*
Net investment income (loss) to average net
  assets, before fee waivers and
  expense reimbursements                                       0.27%*            0.61%            1.06%*
Portfolio turnover                                               41%              109%              60%
------------------------------------------------------------------------------------------------------

*    Annualized.

++   Amount is less than $0.005 per share.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period January 17, 2001 (commencement of issuance) through July 31, 2001.

Financial Highlights
UBS PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           CLASS A
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED         FOR THE         FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003^            JULY 31,        JULY 31,
                                                        (UNAUDITED)          2002           2001(a)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $       7.74      $       8.01     $       9.82
Net investment income (loss)                                  (0.02)@           (0.03)            0.04
Net realized and unrealized gains
  (losses) from investment
  activities and foreign currency transactions                (0.51)@           (0.24)           (1.85)
Net increase (decrease) from investment
  operations                                                  (0.53)            (0.27)           (1.81)
Dividends from net investment income                             --                --               --

NET ASSET VALUE, END OF PERIOD                         $       7.21      $       7.74     $       8.01
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (6.85)%           (3.37)%         (18.43)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $      4,968      $      5,566     $      8,219
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       2.06%*            1.87%            1.76%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       2.45%*            2.27%            2.06%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements               (0.59)%*          (0.23)%           0.87%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements               (0.98)%*          (0.63)%           0.57%*
Portfolio turnover                                              105%              129%             121%
------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003^           JULY 31,         JULY 31,
                                                        (UNAUDITED)          2002            2001(b)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $       7.66      $       7.98     $       9.14
Net investment income (loss)                                  (0.05)@           (0.11)            0.01
Net realized and unrealized gains
  (losses) from investment
  activities and foreign currency transactions                (0.52)@           (0.21)           (1.17)
Net increase (decrease) from investment
  operations                                                  (0.57)            (0.32)           (1.16)
Dividends from net investment income                             --                --               --

NET ASSET VALUE, END OF PERIOD                         $       7.09      $       7.66     $       7.98
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (7.44)%           (4.01)%         (12.69)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $      4,642      $      5,426     $      7,310
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       2.85%*            2.66%            2.53%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       3.19%*            3.05%            2.85%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements               (1.36)%*          (1.05)%           0.11%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements               (1.70)%*          (1.44)%          (0.21)%*
Portfolio turnover                                              105%              129%             121%
------------------------------------------------------------------------------------------------------

                                                                           CLASS C
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003^           JULY 31,         JULY 31,
                                                        (UNAUDITED)          2002           2001(c)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $       7.66      $       7.98     $       9.13
Net investment income (loss)                                  (0.05)@           (0.10)            0.01
Net realized and unrealized gains
  (losses) from investment
  activities and foreign currency transactions                (0.52)@           (0.22)           (1.16)
Net increase (decrease) from investment
  operations                                                  (0.57)            (0.32)           (1.15)
Dividends from net investment income                             --                --               --

NET ASSET VALUE, END OF PERIOD                         $       7.09      $       7.66     $       7.98
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (7.44)%           (4.01)%         (12.60)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $      3,241      $      3,497     $      4,105
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       2.87%*            2.67%            2.52%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       3.20%*            3.07%            2.92%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements               (1.39)%*          (1.05)%           0.16%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements               (1.72)%*          (1.45)%          (0.24)%*
Portfolio turnover                                              105%              129%             121%
------------------------------------------------------------------------------------------------------

                                                         CLASS P
                                                       ------------
                                                        FOR THE SIX
                                                       MONTHS ENDED
                                                        JANUARY 31,
                                                           2003^
                                                        (UNAUDITED)
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $       7.79
Net investment income (loss)                                  (0.01)@
Net realized and unrealized gains
  (losses) from investment
  activities and foreign currency transactions                (0.53)@
Net increase (decrease) from investment
  operations                                                  (0.54)
Dividends from net investment income                             --

NET ASSET VALUE, END OF PERIOD                         $       7.25
-------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (6.93)%
-------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $     60,396
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       1.67%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       2.38%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements               (0.19)%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements               (0.90)%*
Portfolio turnover                                              105%
-------------------------------------------------------------------

                                                                                      CLASS P
                                                       ----------------------------------------------------------------------
                                                                            FOR THE YEARS ENDED JULY 31,
                                                       ----------------------------------------------------------------------
                                                          2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     8.02     $    11.96     $    12.05     $    10.41     $    15.60
Net investment income (loss)                                 0.01           0.02          (0.01)          0.09           0.09
Net realized and unrealized gains
  (losses) from investment
  activities and foreign currency transactions              (0.24)         (3.96)          0.02           1.62          (5.23)
Net increase (decrease) from investment
  operations                                                (0.23)         (3.94)          0.01           1.71          (5.14)
Dividends from net investment income                           --             --          (0.10)         (0.07)         (0.05)

NET ASSET VALUE, END OF PERIOD                         $     7.79     $     8.02     $    11.96     $    12.05     $    10.41
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                 (2.87)%       (32.94)%        (0.02)%        16.66%        (32.99)%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $   62,376     $   65,703     $   82,179     $   88,497     $   63,237
Expenses to average net assets, net of
  fee waivers and expense reimbursements                     1.50%          1.50%          1.50%          1.50%          1.50%
Expenses to average net assets, before
  fee waivers and expense reimbursements                     2.18%          1.82%          1.75%          1.79%          1.79%
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements              0.13%          0.24%         (0.08)%         1.05%          0.98%
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements             (0.55)%        (0.08)%        (0.33)%         0.76%          0.69%
Portfolio turnover                                            129%           121%           115%            66%            51%
-----------------------------------------------------------------------------------------------------------------------------

                                                                            CLASS Y
                                                       -----------------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED        FOR THE          FOR THE
                                                        JANUARY 31,       YEAR ENDED      PERIOD ENDED
                                                           2003^           JULY 31,         JULY 31,
                                                        (UNAUDITED)          2002           2001(d)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $       7.77      $       8.02     $      10.00
Net investment income (loss)                                  (0.02)@           (0.01)            0.05
Net realized and unrealized gains
  (losses) from investment
  activities and foreign currency transactions                (0.53)@           (0.24)           (2.03)
Net increase (decrease) from investment
  operations                                                  (0.55)            (0.25)           (1.98)
Dividends from net investment income                             --                --               --

NET ASSET VALUE, END OF PERIOD                         $       7.22      $       7.77     $       8.02
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                                   (7.08)%           (3.12)%         (19.80)%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $        400      $        462     $        549
Expenses to average net assets, net of
  fee waivers and expense reimbursements                       1.89%*            1.67%            1.50%*
Expenses to average net assets, before
  fee waivers and expense reimbursements                       2.23%*            2.07%            1.93%*
Net investment income (loss) to average net assets,
  net of fee waivers and expense reimbursements               (0.44)%*          (0.05)%           1.11%*
Net investment income (loss) to average net assets,
  before fee waivers and expense reimbursements               (0.78)%*          (0.45)%           0.68%*
Portfolio turnover                                              105%              129%             121%
------------------------------------------------------------------------------------------------------

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002.

@    Calculated using average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period December 22, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

(d) For the period February 9, 2001 (commencement of issuance) through July 31, 2001.

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